                                                           [LOGO] PIONEER
                                                                  INVESTMENTS(R)

                                   [GRAPHIC]

                                                PIONEER VISION(SM)
                                                PIONEER VISION 2(SM)
                                                PIONEER C-VISION(SM)

                                                VARIABLE ANNUITY

PIONEER VARIABLE CONTRACTS TRUST

PIONEER EMERGING MARKETS VCT PORTFOLIO
PIONEER GLOBAL FINANCIALS VCT PORTFOLIO
PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO3
PIONEER GLOBAL TELECOMS VCT PORTFOLIO
PIONEER EUROPE SELECT VCT PORTFOLIO
PIONEER EUROPE VCT PORTFOLIO
PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
PIONEER SCIENCE & Technology VCT Portfolio
PIONEER SMALL COMPANY VCT PORTFOLIO                            SEMIANNUAL REPORT
PIONEER MID-CAP VALUE VCT PORTFOLIO
PIONEER GROWTH SHARES VCT PORTFOLIO                                JUNE 30, 2001
PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
PIONEER FUND VCT PORTFOLIO
PIONEER EQUITY-INCOME VCT PORTFOLIO
PIONEER BALANCED VCT PORTFOLIO
PIONEER HIGH YIELD VCT PORTFOLIO
PIONEER STRATEGIC INCOME VCT PORTFOLIO
PIONEER SWISS FRANC BOND VCT PORTFOLIO
PIONEER AMERICA INCOME VCT PORTFOLIO
PIONEER MONEY MARKET VCT PORTFOLIO

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Letter from the President                                                      1
Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                                             2
  Portfolio Management Discussion                                              3
Pioneer Global Financials VCT Portfolio
  Portfolio and Performance Update                                             4
  Portfolio Management Discussion                                              5
Pioneer Global Health Care VCT Portfolio
  Portfolio and Performance Update                                             6
  Portfolio Management Discussion                                              7
Pioneer Global Telecoms VCT Portfolio
  Portfolio and Performance Update                                             8
  Portfolio Management Discussion                                              9
Pioneer Europe Select VCT Portfolio
  Portfolio and Performance Update                                            10
  Portfolio Management Discussion                                             11
Pioneer Europe VCT Portfolio
  Portfolio and Performance Update                                            12
  Portfolio Management Discussion                                             13
Pioneer International Value VCT Portfolio
  Portfolio and Performance Update                                            14
  Portfolio Management Discussion                                             15
Pioneer Science & Technology VCT Portfolio
  Portfolio and Performance Update                                            16
  Portfolio Management Discussion                                             17
Pioneer Small Company VCT Portfolio
  Portfolio and Performance Update                                            18
  Portfolio Management Discussion                                             19
Pioneer Mid-Cap Value VCT Portfolio
  Portfolio and Performance Update                                            20
  Portfolio Management Discussion                                             21
Pioneer Growth Shares VCT Portfolio
  Portfolio and Performance Update                                            22
  Portfolio Management Discussion                                             23
Pioneer Real Estate Growth VCT Portfolio
  Portfolio and Performance Update                                            24
  Portfolio Management Discussion                                             25
Pioneer Fund VCT Portfolio
  Portfolio and Performance Update                                            26
  Portfolio Management Discussion                                             27
Pioneer Equity-Income VCT Portfolio
  Portfolio and Performance Update                                            28
  Portfolio Management Discussion                                             29
Pioneer Balanced VCT Portfolio
  Portfolio and Performance Update                                            30
  Portfolio Management Discussion                                             31
Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update                                            32
  Portfolio Management Discussion                                             33
Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                                            34
  Portfolio Management Discussion                                             35
Pioneer Swiss Franc Bond VCT Portfolio
  Portfolio and Performance Update                                            36
  Portfolio Management Discussion                                             37
Pioneer America Income VCT Portfolio
  Portfolio and Performance Update                                            38
  Portfolio Management Discussion                                             39
Pioneer Money Market VCT Portfolio
  Portfolio and Performance Update                                            40
Schedules of Investments
  Emerging Markets VCT Portfolio                                              41
  Global Financials VCT Portfolio                                             46
  Global Health Care VCT Portfolio                                            47
  Global Telecoms VCT Portfolio                                               48
  Europe Select VCT Portfolio                                                 49
  Europe VCT Portfolio                                                        51
  International Value VCT Portfolio                                           53
  Science & Technology VCT Portfolio                                          56
  Small Company VCT Portfolio                                                 57
  Mid-Cap Value VCT Portfolio                                                 59
  Growth Shares VCT Portfolio                                                 62
  Real Estate Growth VCT Portfolio                                            64
  Pioneer Fund VCT Portfolio                                                  65
  Equity-Income VCT Portfolio                                                 69
  Balanced VCT Portfolio                                                      72
  High Yield VCT Portfolio                                                    81
  Strategic Income VCT Portfolio                                              85
  Swiss Franc Bond VCT Portfolio                                              91
  America Income VCT Portfolio                                                93
  Money Market VCT Portfolio                                                  95
Financial Statements                                                          96
Notes to Financial Statements                                                124
Results of Shareowner Meeting for Balanced VCT Portfolio                     138

LETTER FROM THE PRESIDENT 6/30/01

Dear Shareowner,

The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, historically has been the precursor for higher stock prices.

Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer we have always viewed interim price declines as chances to uncover good investments. When prices are low, the best values often emerge and the seeds of future performance are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging -- in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

Sooner or later, the economy may regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and for the changing economic scene.

Respectfully,


/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

PIONEER EMERGING MARKETS VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

GEOGRAPHICAL DIVERSIFICATION
(As a percentage of equity holdings)

                 [CHART]

Other                                    27%
South Korea                              11%
China                                    10%
India                                    10%
Mexico                                   10%
Taiwan                                    8%
Brazil                                    8%
South Africa                              7%
Indonesia                                 5%
Malaysia                                  4%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                 [CHART]

United States                            71.4%
United Kingdom                           10.6%
Other                                     3.6%
Finland                                   3.1%
Germany                                   2.7%
Italy                                     2.4%
Canada                                    2.0%
Spain                                     1.7%
Netherlands                               1.3%
Greece                                    1.2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  China Mobile Ltd.                                            2.61%
  2.  Grupo Financiero Banamex Accival (Class 0)                   2.32
  3.  PT Indostat Indonesian Satelite Corp. (A.D.R.)               1.89
  4.  Telekomunik Indonesia SP (A.D.R.)                            1.60
  5.  CNOOC Ltd.                                                   1.59

PRICES AND DISTRIBUTIONS

                                                        6/30/01        12/31/00
Net Asset Value per Share                               $11.55          $12.10

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                 DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                     $  --          $    --         $    --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER EMERGING MARKETS VCT PORTFOLIO at net asset value, compared to the growth of the MSCI Emerging Markets Free Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                         [CHART]

                PIONEER EMERGING          MSCI EMERGING
                MARKETS VCT PORTFOLIO*    MARKETS FREE INDEX
10/31/1998      $10,000                   $10,000
                $10,490                   $10,675
                $10,990                   $12,003
 6/30/1999      $14,120                   $14,931
                $12,330                   $14,162
                $18,750                   $17,766
                $21,150                   $18,197
 6/30/2000      $17,323                   $16,347
                $14,356                   $14,223
                $12,337                   $12,329
                $11,246                   $11,655
 6/30/2001      $11,777                   $12,109

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio             6.32%
(10/30/98)
1 Year                      -32.02%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

For the six months ended June 30, 2001, Pioneer Emerging Markets VCT Portfolio returned -4.55% at net asset value. The MSCI Emerging Markets Free Index had a total return of -1.78% over the same period.

In the following discussion, Mark Madden, portfolio manager of the Pioneer Emerging Markets VCT Portfolio addresses the factors impacting the Portfolio's performance and the outlook for emerging markets.

Q: WHAT FACTORS INFLUENCED THE PERFORMANCE OF EMERGING MARKETS VCT PORTFOLIO IN THE SIX MONTHS ENDING JUNE 30, 2001?

A: Market conditions have been extremely challenging for equity investors around the world. Fears of slowing global growth and a potential recession in the United States made it difficult to achieve positive returns in most equity markets. Emerging markets fared a bit better than major developed markets in North America, Europe and Japan, partly because many emerging markets are in a different economic cycle than developed countries. Many emerging markets experienced a major economic downturn in 1997-98. This downturn provided a catalyst for many companies to initiate restructuring to improve efficiency and lay the foundation for a recovery in profits. We are now in the early years of an economic recovery, and the profit cycle may be turning up. In contrast, the United States and Europe appear to be in the early stages of a deceleration in economic growth and profits.

      In the six months ended June 30, 2001, performance was helped by a substantially underweighted position in Israeli stocks, which were punished doubly by the decline in the technology sector and the unraveling of the Middle East peace process. A significant overweighting in China contributed to Portfolio performance during the period, as domestic growth and the potential accession to the World Trade Organization drove that market up nearly 40%.

      Relative performance was hurt by our underweighted positions in South Africa and Mexico, which turned in surprisingly strong performances. In Brazil, meanwhile, our overweighting in the early part of the period hurt relative performance, as the market soured in the face of an energy crisis and contagion from neighboring Argentina, which has been struggling to reform its economy and restructure its government debt obligations. We had very small direct exposure to Argentina (0.29% of net assets, as of June 30, 2001) but were surprised at the extent to which Brazil's markets suffered due to the Argentine crisis.

Q:    WHAT IS YOUR INVESTMENT STRATEGY?

A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects, proven management ability and selling at a discount to our estimation of fair value. We look for companies that are well-positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various countries, sectors and companies while emphasizing stocks that are attractively valued.

Q: WHERE ARE YOU FINDING ATTRACTIVE INVESTMENT OPPORTUNITIES IN THE EMERGING MARKETS?

A: We believe there are good opportunities available in companies that derive revenues from the domestic economy of their home country. In Asia, for example, domestic demand in many countries is just beginning to recover after suffering difficult times in 1997-98. The economic cycle in Asia is in a different phase than that of the United States economy. Whereas profit margins may have peaked in the United States, we are looking for improvement in profit margins and earnings of Asian companies in the financial, consumer and telecommunications sectors. We, in fact, are cautious in our view of the sustainability of strong demand in the United States economy. We believe that U.S. imports of electronic equipment, autos and other goods will continue to be weak in the near term. Last year, we reduced our exposure to companies that derive significant revenues from sales of products to the U.S. market.

      As for countries, we view the prospects for China and India positively. We believe the economies in these countries are poised to grow at rates higher than much of the rest of the world, and the stocks in these countries are attractively valued. We are less optimistic on Taiwan, South Korea and Mexico because these countries depend to a significant extent on exports of electronics and other products to the United States and Europe.

Q:    WHAT IS YOUR OUTLOOK?

A: We continue to be optimistic about the prospects for emerging markets. First, the interest rate and liquidity environment has improved dramatically from last year. Second, valuations of emerging market stocks are very attractive. Finally, earnings growth potential remains strong for many companies that do not depend on sales to customers in the United States. Local demand in many developing countries is just beginning to recover after the crises of 1997-98. Thus, many of the concerns that weighed on emerging markets last year appear to be easing this year. The main risk relates to the health of the U.S. and world economy. If the downturn in the United States economy proves steeper and longer than expected, this will negatively impact the performance of global equity markets. Despite this potential global risk to equity markets, we believe that investors in emerging markets will be rewarded over the long term as the growth outlook and valuations of emerging market stocks appear more attractive than those of companies in the United States.

[SIDENOTE]

Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                   [CHART]

U.S. Common Stocks                       74%
International Common Stocks              26%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

                   [CHART]

United States                            74.1%
United Kingdom                            5.7%
Germany                                   3.8%
Italy                                     3.3%
Bermuda                                   3.1%
Netherlands                               2.4%
Switzerland                               2.3%
Australia                                 1.9%
Singapore                                 1.4%
France                                    1.3%
Spain                                     0.7%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  Willis Group Holdings Ltd.                                   5.09%
  2.  Citigroup Inc.                                               4.80
  3.  Bank of America Corp.                                        4.59
  4.  Wells Fargo Co.                                              4.44
  5.  American General Corp.                                       3.55

PRICES AND DISTRIBUTIONS

                                                          6/30/01         5/1/01
Net Asset Value per Share                                 $10.39          $10.00

DISTRIBUTIONS PER SHARE             INCOME         SHORT-TERM      LONG-TERM
(5/1/01 - 6/30/01)                  DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                    $   --         $    --          $    --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER GLOBAL FINANCIALS VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) World Financials Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                            [CHART]

                    PIONEER GLOBAL                  MSCI WORLD
                    FINANCIALS VCT PORTFOLIO*       FINANCIAL INDEX
5/31/2001           $10,000                         $10,000
6/30/2001           $10,137                         $9,927

Index comparison begins 5/31/01. The Morgan Stanley Capital International
(MSCI) World Financials Index is a global index that measures the performance of a group of related industries that comprise the financial sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

[SIDENOTE]

CUMULATIVE
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio                   3.90%
(5/1/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Global Financials VCT Portfolio may only have a couple months under its belt, but it is coming of age very quickly in a market rife with crosscurrents. The Portfolio's introduction, coming as it did in a period of declining interest rates, was fortunate. Furthermore, cross-border consolidations and deregulation are changing the face of financial services, enhancing global presence and creating exciting investment opportunities. However, concerns about a global economic slowdown lurk in investors' minds. In the following interview, Senior Vice President Pavlos M. Alexandrakis, a member of the Fund's team, discusses the impact of these crosscurrents and the opportunities they create for performance in the months ahead.

Q:    ARE THE LOWER INTEREST RATES POSITIVE FOR THE PORTFOLIO?

A: Historically, lower interest rates are a boon for financial stocks, which typically appreciate in such an environment. This was certainly the case in the early weeks of the Portfolio's young life. Even a broad array of companies announcing lower-than-expected earnings could not tarnish the positive performance emanating from the financial sector, which held up comparatively better than other sectors of the economy during the reporting period.

      This first semiannual report covers the two-month period from the Portfolio's Inception on May 1, 2001 through June 30, 2001. Total return at net asset value was 3.90%. The Morgan Stanley Capital International
      (MSCI) World Financials Index, a comparative benchmark, lagged with a return of -1.46% for the period April 30, 2001 through June 30. An emphasis on U.S.-based financial stocks, among other factors, contributed positively to performance during this initial two months of the Portfolio's life.

Q:    WHAT TRENDS BODE WELL FOR THE FUTURE GROWTH OF THE FINANCIAL SERVICES
      INDUSTRY?

A: Three trends come to mind. First, financial services is an industry that depends heavily on the flow of information. Technological developments, such as the internet, are revolutionizing the speed and availability of financial information worldwide. Secondly, industry deregulation and consolidation are helping companies produce and deliver products with greater efficiencies, lower costs and improved profitability. In Asia and Latin America, for example, trends toward privatization are paving the way for new world-class banking institutions to prosper. Finally, pension reform and increased interest in investment planning for retirement is increasing demand for professional money management.

Q: WHAT STRATEGIES ARE YOU EMPLOYING TO MANAGE THE RISK ASSOCIATED WITH INVESTING IN A SINGLE SECTOR?

A: Given the global reach of this Portfolio, we're able to spread market risk across many countries. In addition, investments span several sub-sectors within the financial services industry - including banks, insurance companies, real estate firms, investment advisors and brokerage companies. The ability to invest in the real-estate industry through real estate investment trusts (REITs) is another strategy. Historically, REITs have not moved in step with the broader stock market and have demonstrated less price volatility than other equity sectors. Furthermore, their above-average income potential can help cushion the Portfolio's price during periods of market volatility.

Q:    WHERE ARE YOU FINDING THE MOST ATTRACTIVE INVESTMENT OPPORTUNITIES?

A: Primarily in the United States and Europe. As of June 30, the Portfolio was heavily weighted toward financial stocks in the United States at 74.1% of equity holdings. This concentration is mirrored by the fact that nine of the ten largest holdings, including such bellwether stocks as CITIGROUP and BANK OF AMERICA, are domiciled in the United States. European stocks comprised 19.5% of equity holdings.

      While European financial stocks are more undervalued than their counterparts in the United States, interest rates are declining faster in the United States and the United Kingdom - making investments in those countries more attractive at this time. Broadly speaking, we're currently favoring commercial banks rather than investment managers, as weak financial markets are pinching profits of financial service companies. Two of the Portfolio's holdings proved especially disappointing. Bipop Carire (Italy), an internet banking and e-trading enterprise, fell prey to profit taking after a long run up in its stock price. ZURICH FINANCIAL SERVICES (Switzerland) declined in response to profit warnings. Just after the close of the reporting period, retail brokerage MERRILL LYNCH & CO. hinted that second-quarter earnings would fall short of analysts' expectations.

      Given the trend to lower interest rates, we've purchased several smaller financial institutions, including CHARTER ONE FINANCIAL (United States) and ROYAL BANK OF SCOTLAND (United Kingdom). The Portfolio still retains a considerable weighting in commercial banks, such as J.P. MORGAN CHASE & CO. (United States) and DEUTSCHE BANK (Germany). However, while these global banks are attractive for their large-scale operations, they can be less sensitive to decreases in interest rates.

Q: DID THE EUROPEAN CENTRAL BANK'S DECISION TO REDUCE INTEREST RATES IN MAY IMPROVE CONFIDENCE IN CONTINENTAL EUROPE'S FINANCIAL INSTITUTIONS?

A: The decision by the European Central Bank (ECB) to cut interest rates was well received, but many investors were looking for a sign that it would be the beginning of further easing - much as we've seen in the United States. The one-quarter percentage point reduction was designed to ease the impact of the global slowdown on European markets. We may see further rate reductions later this year, but nowhere near the degree or decisiveness of the Federal Reserve Board's monetary policy.

Q:    WHAT'S THE TEAM'S OUTLOOK?

A: The global markets are likely to remain mired in uncertainty for the foreseeable future. The Federal Reserve Board's willingness to reduce interest rates is critical to avoiding an outright recession in the United States and should help spur a concerted effort by other nations. However, interest rate reductions typically take six to nine months to impact economic growth. In the meanwhile, we need to see more positive signs of earnings growth and economic strength before we become convinced that a solid recovery is underway.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                [CHART]

U.S. Common Stocks                      75%
International Common Stocks             19%
Depository Receipts                      6%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

                [CHART]

United States                           71%
France                                   7%
United Kingdom                           5%
Canada                                   5%
Germany                                  4%
Ireland                                  3%
Australia                                2%
Israel                                   2%
Switzerland                              1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  Pfizer, Inc.                                                 4.69%
  2.  Andrx Group                                                  4.17
  3.  Scios, Inc.                                                  4.06
  4.  Cubist Pharmaceuticals, Inc.                                 3.77
  5.  American Home Products Corp.                                 3.69

PRICES AND DISTRIBUTIONS

                                                          6/30/01         5/1/01
Net Asset Value per Share                                 $10.57          $10.00

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(5/1/01 - 6/30/01)                   DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                     $  --          $   --          $   --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO at net asset value, compared to the growth of the MSCI World Health Care Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                            [CHART]

                      PIONEER GLOBAL HEALTH  MSCI WORLD
                      CARE VCT PORTFOLIO*    HEALTH CARE INDEX
5/31/2001             $10,000                $10,000
6/30/2001             $10,414                 $9,708

Index comparison begins 5/31/01. The MSCI World Health Care Index is a global index that measures the performance of a group of related industries that comprise the health care sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDENOTE]

CUMULATIVE
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio                   5.70%
(5/1/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

In the following discussion, Senior Vice President Pavlos Alexandrakis comments on Pioneer Global Health Care VCT Portfolio's performance and the factors that affected it over the last six months.

Q: PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO WAS LAUNCHED ON MAY 1, 2001. HOW DID IT PERFORM DURING ITS FIRST TWO MONTHS OF OPERATION?

A: Quite well. Through June 30, 2001, the mid-point of its fiscal year, the Portfolio returned 5.70%, at net asset value. In comparison, over the same period, the MSCI World Health Care Index had a return of -2.12%.

Q:    WHICH OF YOUR STRATEGIES HAD THE BIGGEST IMPACT ON PERFORMANCE?

A: The most significant factor in the Portfolio's performance was our decision to overweight U.S. pharmaceutical companies compared to the benchmark index, while underweighting drug makers based in Europe. American drug stocks did well as high valuations in Europe caused investors to grow defensive and veer toward U.S. companies whose values appeared more attractive. Because of their superior management, PFIZER and BRISTOL-MYERS are among our current favorites.

      In fact, American companies made up the bulk of the Portfolio, about 71% throughout the period. The U.S. market for conventional health care products is the world's largest, and the greatest portion of worldwide research and development in biotech and genome studies is conducted here.

Q:    HOW DID THE PORTFOLIO'S BIOTECH HOLDINGS PERFORM?

A: The timing of the Portfolio's inception was favorable, as the biotech sector began an upward move in May. We were able to put cash to work in some of our favored companies just as their stock prices began to rise sharply.

      SCIOS, INC. received a positive ruling from a committee of the FDA on Natrecor(R), its proposed new drug for congestive heart failure. A final FDA ruling on the drug's sale in the United States is due shortly. IMCLONE SYSTEMS, another biopharmaceutical firm, is testing new treatments aimed at arresting the growth of certain cancer cells by restricting their blood supply or inhibiting other growth factors. And CURAGEN benefited from a linkup with A.G. Bayer that will foster collaborative efforts at developing gene-based treatments for diabetes. The collaboration also assures Curagen of ample funding for its research and development programs.

      Not all of our holdings did well, of course. Cutbacks in capital expenditures by hospitals caused a drop in sales of APPLIED BIOSYSTEMS' diagnostic software systems; earnings were also penalized by the dollar's strength because large portions of the company's sales occur overseas. Revenues and earnings fell at Canada's VISIBLE GENETICS while the company underwent a transition from instrument systems and gene sequencing devices to clinical diagnostic kits for HIV-related illnesses.

Q:    WHAT IS YOUR OUTLOOK FOR THE HEALTH CARE SECTOR?

A: We continue to hold a very positive long-term outlook for the health care industry around the globe. Aging populations in themselves are a convincing argument that demand will continue for health care services. Other trends with high potential for the industry include rapidly-evolving technology -- most notably the human genome project -- and industry consolidation. The results may be expanded product development as well as greater efficiency and profitability in the years ahead. However, high valuations compared to historic norms may restrict performance in the near term.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER GLOBAL TELECOMS VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                   [CHART]

U.S. Common Stocks                      76%
International Common Stocks             23%
Depository Receipts                      1%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

                   [CHART]

United States                           71.4%
United Kingdom                          10.6%
Finland                                  3.1%
Germany                                  2.7%
Italy                                    2.4%
Canada                                   2.0%
Spain                                    1.7%
Netherlands                              1.3%
Greece                                   1.2%
Other                                    3.6%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  BellSouth Corp.                                              6.12%
  2.  SBC Communications Inc.                                      5.15
  3.  Western Wireless Corp.                                       5.03
  4.  AT&T Corp.                                                   4.63
  5.  Qwest Communications, Inc.                                   4.47

PRICES AND DISTRIBUTIONS

                                                          6/30/01         5/1/01
Net Asset Value per Share                                  $8.52          $10.00

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(5/1/01 - 6/30/01)                   DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                     $  --          $   --           $   --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER GLOBAL TELECOMS VCT PORTFOLIO at net asset value, compared to the growth of the MSCI World Telecommunication Services Index. Portfolio returns are based on net asset value and do not reflect any applicable insurances fees or surrender charges.

                                     [CHART]

                      PIONEER GLOBAL            MSCI WORLD
                      TELECOMS VCT PORTFOLIO*   TELECOMMUNICATION SERVICES INDEX
5/31/2001             $10,000                   $10,000
6/30/2001              $9,467                    $9,250

Index comparison begins 5/31/01. The MSCI World Telecommunication Services Index is a global index that measures the performance of a group of related industries that comprise the telecommunications sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDENOTE]

CUMULATIVE
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio                   -14.80%
(5/1/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

For the past several months, the world's stock markets have been adjusting to a less robust economic outlook, and the new reality is causing a bit of uneasiness. The telecommunications industry, in particular, is undergoing great change as it absorbs excess capacity and consolidates to create a more positive supply/demand balance. However, investors of Pioneer Global Telecoms VCT Portfolio can take a measure of comfort in the fact that this new Portfolio is becoming fully invested during a period of declining prices. As Senior Vice President Pavlos M. Alexandrakis, a member of the Portfolio's team, mentions in the following discussion, buying stocks of high-quality telecommunications companies at a discount to their record highs is setting the stage for potentially strong growth over the long term.

Q: IS THE CURRENT ENVIRONMENT PROVING TO BE A FAVORABLE TIME TO BUY TELECOM STOCKS?

A: Absolutely. Given the degree of consolidation and contraction that is occurring in the telecom sector, the ensuing decline in the prices of telecommunications stocks is creating attractive buying opportunities. Since the Portfolio's introduction on May 1, 2001, we've located a myriad of companies selling at a steep discount to their 52-week highs. While we've been on a bit of bargain-hunting spree, price is not our sole criteria. Corporate fundamentals - sales growth, profits and the like - are critical determinants in our selection process.

      Falling prices, however, did make for rather unsatisfactory performance in the short term. Total return at net asset value was -14.80%. The Portfolio's comparative benchmark, the Morgan Stanley Capital International (MSCI) World Telecommunication Services Index, posted a return of -15.43% for the same period.

Q:    WHAT TRENDS BODE WELL FOR THE FUTURE GROWTH OF THE TELECOMMUNICATIONS
      INDUSTRY?

A: Three trends come to mind. First, the Internet, which helped fuel the economic boom of the 1990s, continues to shape the world economy - providing businesses with a tool for reducing costs and improving communications with customers. Second, industry deregulation and consolidation are helping companies produce and deliver products with greater efficiencies and improved profitability. Finally, consumer demand for more convenient, personalized mobile devices is rapidly expanding - propelling the growth of m-commerce (mobile e-commerce) as well as that of businesses which produce cellular phones, palm-held devices and other mobile appliances, such as web terminals.

Q: HOW ARE YOU MANAGING THE MARKET RISK ASSOCIATED WITH INVESTING IN A SINGLE SECTOR, ESPECIALLY ONE AS VOLATILE AS TELECOMMUNICATIONS?

A: Given the global reach of this Portfolio, we're able to spread market risk across many countries. In addition, investments span several sub-sectors within the telecommunications sector - including communications, broadcasting and communications equipment industries - to further diversify market risk. Furthermore, should market conditions warrant, we can invest up to 35% of total assets in companies indirectly related to the telecom sector - companies expected to benefit from the development or use of communications equipment, products or services.

      As of June 30, the Portfolio was heavily weighted (71.4% of equity holdings) toward telecom companies located in the United States, because they offer the best value at this time. In fact, several of the Portfolio's largest holdings, including such bellwether stocks as AT&T CORP. and VERIZON COMMUNICATIONS, are domiciled in the United States. Concerns about the political and regulatory environment in Europe and Asia have limited the Portfolio's investment there. Within the telecom sector, we're currently emphasizing telecom operators and cellular service providers and de-emphasizing telecom equipment providers. Portfolio holdings BELLSOUTH CORP. (United States), VODAFONE (United Kingdom) and QWEST COMMUNICATIONS INTERNATIONAL (United States) represent significant holdings.

Q:    DOES THE PORTFOLIO HAVE ANY EXPOSURE TO SMALLER, LESS DEVELOPED MARKETS?

A: Yes, but it's very limited. We believe these developing markets have huge growth potential, but currently we are minimizing the Portfolio's exposure as dictated by our risk/reward analysis. Interestingly, 50% of the world has yet to make its first phone call. Many telecom companies in these countries are helping to lay the groundwork for a new economy by transforming these less developed nations into more technologically savvy, globally competitive economies. Recognizing these dynamic growth opportunities, we've zeroed in on several companies with the equipment and services to build infrastructure. KOREA TELECOM (South Korea) and CHINA MOBILE (People's Republic of China) exemplify our strategy here.

Q:    WHAT IS THE TEAM'S OUTLOOK?

A: Since telecoms are a technologically innovative industry, they tend to move in sync with technology stocks as a whole. These once powerful twin engines of U.S. economic growth have fallen from grace, and the shakeout is not over.

      However, we believe much of the bad news has already been factored into telecom stock prices. We think these stocks will find a bottom and eventually begin their upward course again. As with any new or revolutionary technology, such as the Internet or broadband, its ability to transform the landscape will be felt unevenly. Our job is to locate telecom companies that can integrate new technologies successfully and potentially profit over the long term.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's Investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower.

PIONEER EUROPE SELECT VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                     [CHART]

International Common Stocks                   97%
Foreign Cash                                   3%

COUNTRY DISTRIBUTION
(As a percentage of equity holdings)

              [CHART]

France                         27%
United Kingdom                 16%
Netherlands                    14%
Germany                        14%
Italy                          12%
Switzerland                     6%
Spain                           5%
Finland                         4%
Ireland                         2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  Vodafone Group Plc.                                          4.88%
  2.  ENI S.p.A.                                                   4.76
  3.  Nokia OYJ                                                    4.47
  4.  BNP Paribas SA                                               4.27
  5.  Aventis SA                                                   4.18

PRICES AND DISTRIBUTIONS

                                                          6/30/01         5/1/01
Net Asset Value per Share                                  $9.72          $10.00

DISTRIBUTIONS PER SHARE            INCOME         SHORT-TERM        LONG-TERM
(5/1/01 - 6/30/01)                 DIVIDENDS      CAPITAL GAIN      CAPITAL GAIN
                                   $  --          $    --           $     --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in EUROPE SELECT VCT PORTFOLIO at net asset value, compared to the growth of MSCI Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                    [CHART]

              PIONEER EUROPE             MSCI EUROPE
              SELECT VCT PORTFOLIO*      INDEX
5/31/2001     $10,000                    $10,000
6/30/2001     $10,275                    $9,618

Index comparison begins 5/31/01. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

[SIDENOTE]

CUMULATIVE
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio                   -2.80%
(5/1/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

European equity investors encountered a challenging market during May and June, the first two months of Europe Select VCT Portfolio's investment operations. Slowing economic growth on the Continent as well as a series of disappointing profit announcements by several well known corporations, including leaders in the technology and telecommunications industries, led to negative returns for the major market averages. In the following interview, Andrew Arbuthnott, Vice President, discusses the events and factors that influenced your Portfolio's performance since its inception on May 1, 2001 through June 30, 2001. Mr. Arbuthnott, who is based in Pioneer Investment Management's Dublin, Ireland office, is a member of the team responsible for the Portfolio's day-to-day management.

Q:    HOW DID THE PORTFOLIO PERFORM DURING ITS FIRST TWO MONTHS OF OPERATIONS?

A: While European markets generally declined, the Portfolio outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index during the period. For the two months, the index produced a total return of -9.9%, while the Portfolio's total return was -2.8%. The outperformance in part can be attributed to the fact that, as a new portfolio, the Portfolio had a larger cash position than normal. This situation turned into an advantage during a period when stocks tended to lose value. In addition, we had focused on stocks in defensive industries, which usually hold their values better than stocks in technology-related industries.

Q:    HOW WOULD YOU DESCRIBE EUROPE SELECT PORTFOLIO AND THE WAY IT IS MANAGED?

A: The Portfolio is intended for long-term investors who wish to take advantage of growth opportunities in Europe. We believe corporations on the Continent offer significant advantages for investors. Many companies are evolving to do business in the unified European marketplace as well as to compete globally. As the businesses transform themselves, they are placing greater importance on providing shareholder value.

      Under normal conditions, our strategy is to have a portfolio of about 30 carefully selected stocks in European companies that have grown to become leaders in their industries. The focus is on individual stock selection rather than allocations to either industries or countries. We expect to invest in corporations for the long term, typically resulting in more stability and less stock turnover than in many other portfolios. The emphasis is on companies that represent the best opportunities in Europe, based on our independent, fundamental research. The Pioneer organization includes more than 150 investment professionals based in Boston and Dublin. Our on-the-ground presence in Europe gives us an advantage in identifying stocks with the most promising long-term potential. We use a coordinated, team approach to portfolio management in evaluating the recommendations of the entire investment organization.

Q:    WHAT FACTORS INFLUENCED PERFORMANCE DURING THE PORTFOLIO'S INITIAL PERIOD?

A: The markets were down in May and June, with the so-called TMT stocks (technology, media and telecommunications) performing the worst. Against a backdrop of slowing economic growth, investors reacted to a series of disappointing earnings reports from such prominent European technology companies as NOKIA, ALCATEL, and INFINEON. The disappointments were not confined to technology, however, as corporations such as BASF and BAYER, two leading chemical companies, also reported earnings that fell below earlier estimates. Stocks in defensive industries, such as food and beverages, pharmaceuticals and utilities tended to perform relatively well. These are industries with companies that tend to have more reliable and predictable earnings and cash flow. Our focus on companies with earnings visibility in these industries helped performance during the period.

Q:    WHAT WERE YOUR PRINCIPAL STRATEGIES?

A: The Portfolio emphasized food, beverage and tobacco companies during the period, which supported performance. Technology hardware and telecommunications were slightly overweighted early in May, but we later trimmed holdings to be closer to the benchmark MSCI Europe Index. Two of our larger holdings were in these industries and detracted from Portfolio results. The stock of NOKIA, the Finnish-based technology hardware company, was down 30% in the two months, while VODAFONE, the British-based telecommunications company, saw its stock decline because of concerns over slowing sales growth. Software stocks were avoided completely, but the Portfolio was neutral in its media weighting. While media stocks as an industry group performed poorly, our media holdings tended to do relatively well, led by the Dutch publishing company ELSEVIER.

      Capital goods companies, an area of emphasis, performed very well. VINCI, the French construction company that also operates concessions, rose 14% in euro terms during the two months. The French corporation EUROPEAN AERONAUTIC DEFENCE, which owns 80% of Airbus and also operates defense-related businesses, also helped performance. We lowered our emphasis on energy-related stocks based on concerns of a potential fall in commodity prices. Meanwhile we increased exposure to building materials companies, including investments in CRH, the Irish building materials company that has built a global business and is benefiting from increased highway construction spending in the United States.

Q:    WHAT IS YOUR OUTLOOK?

A: In recent months evidence has appeared that the economic slowdown in the United States is spreading to Europe, resulting in some major earnings disappointments. While an increase in growth in Europe is not expected in the near future, we have seen more favorable signals from the United States, a positive for equities in general, including European stocks. At the same time, European equities are trading at more reasonable stock valuations, which increases the opportunities in any acceleration of economic growth. We intend to remain focused on stock selection, emphasizing companies with strong fundamentals and the ability to provide a competitive return on capital.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability. These risks may be magnified in emerging markets.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER EUROPE VCT PORTFOLIO

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

             [CHART]

United Kingdom           24.1%
France                   19.3%
Germany                  14.7%
Italy                    10.9%
Netherlands              10.0%
Switzerland               8.3%
Spain                     5.4%
Finland                   4.1%
Ireland                   2.8%
Sweden                    0.4%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

             [CHART]

Financials                         27%
Energy                             12%
Communication Services             12%
Consumer Staples                    9%
Healthcare                          9%
Basic Materials                     8%
Technology                          7%
Consumer Cyclicals                  6%
Capital Goods                       6%
Utilities                           4%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  Nokia OYJ                                                    4.11%
  2.  Vodafone Group Plc                                           3.96
  3.  BNP Paribas SA                                               3.65
  4.  Shell Transport & Trading Co.                                3.45
  5.  BP Amoco Plc                                                 3.09

PRICES AND DISTRIBUTIONS

                                                        6/30/01        12/31/00
Net Asset Value per Share                                $8.71          $11.07

DISTRIBUTIONS PER SHARE            INCOME         SHORT-TERM        LONG-TERM
(12/31/00 - 6/30/01)               DIVIDENDS      CAPITAL GAIN      CAPITAL GAIN
                                   $0.145         $   --            $    --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER EUROPE VCT PORTFOLIO at net asset value, compared to the growth of MSCI Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                        [CHART]

                 PIONEER EUROPE VCT
                 PORTFOLIO*           MSCI EUROPE INDEX
10/31/1998       $10,000              $10,000
                 $10,600              $10,992
                 $10,220              $10,761
 6/30/1999       $10,426              $10,728
                 $10,566              $10,854
                 $13,618              $12,741
                 $15,159              $12,751
 6/30/2000       $13,341              $12,348
                 $12,257              $11,446
                 $11,104              $11,671
                  $9,138               $9,859
 6/30/2001        $8,883               $9,625

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio              -4.34%
(10/30/98)
1 Year                        -33.41%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

European stocks fell sharply during the six months ended June 30, 2001, as investors absorbed a battery of disappointing reports about corporate earnings and economic growth. The dismal showing of the technology and telecommunications sectors as well as higher energy prices added to an air of uncertainty. In the following discussion, Riccardo Cavo, a member of the Fund's management team, discusses how these factors influenced your Portfolio's performance during the past six months.

Q:    HOW DID THE PORTFOLIO PERFORM IN THE SLOWER-GROWTH ENVIRONMENT?

A: It was a difficult time for European equities, and by extension, your Portfolio. Several of the Portfolio's predominant sectors, including technology and telecommunications, turned in negative performance for the six months. Furthermore, the euro, Europe's fragile currency, continues to test its lows. The depreciating euro takes a toll on European stock performance when gains are converted back into U.S dollars. However, your Portfolio did benefit from investments in the basic materials, energy and consumer staples sectors, which continue to prosper despite slower economic growth. The Portfolio's total return at net asset value was -20.00% for the six months ending June 30. The MSCI Europe Index, the Portfolio's benchmark, returned -17.54% for the same period.

Q:    HOW ARE YOU POSITIONING ASSETS IN LIGHT OF WEAKER ECONOMIC GROWTH?

A: During the last few months, we've carefully invested the Portfolio's assets, paying close attention to its benchmark's structure and weightings. Our investment decisions reflect a more cautious outlook short term and are generally designed to reduce the Fund's risk profile and limit the impact of market volatility. We're emphasizing companies that tend to do relatively well in a downturn -- primarily larger-capitalization businesses with attractively priced stocks.

      The oil, utility and automobile sectors exemplify this strategy. Europe's oil companies are profiting from a combination of rising energy prices and limited supply in the face of high demand. Too few refineries is also limiting capacity and shoring up the profit outlook. Fund holdings ENI (Italy), BP AMOCO (United Kingdom) and SHELL TRANSPORT & TRADING CO. (United Kingdom) rank among Europe's finest and largest oil producers. Utilities are another industry within the energy sector demonstrating favorable performance. VIVENDI ENVIRONMENT (France) is a wastewater treatment company that is increasing its market share across the Continent.

      Despite a slowing economy, automobile sales across Europe are also holding up quite well. Aggressive management and mass-marketing strategies are reshaping the industry. We think the Portfolio's investments in PEUGEOT CITROEN (France) and PORSCHE AG (Germany) represent the kind of high-quality companies that can achieve attractive growth rates in a more difficult global environment.

Q:    WHAT OTHER SECTORS LOOK PROMISING?

A: We are optimistic about prospects for several companies in the basic materials industries, which are experiencing positive growth rates. Paper/pulp producer UPM-Kymmene Corp. (Finland) delivered strong performance for the six months. We are also quite upbeat about a smattering of investments in the engineering and construction sector, including LAFARGE (France) and CRH (Ireland).

Q: WHICH TECHNOLOGY AND TELECOMMUNICATIONS COMPANIES ARE ATTRACTIVE IN TODAY'S MARKET?

A: While these two sectors are currently experiencing weakness, we expect them to continue to play a major role in shaping the global economy and your Portfolio. Holdings in both sectors are concentrated in companies that we believe will be the leaders in their respective markets. The majority of technology assets are invested in communications equipment. NOKIA OYJ (Finland), a leading cellular handset provider, was one of the Portfolio's largest holdings on June 30. Within the communications sector, assets are spread between wireless and fixed-line operators. VODAFONE AIRTOUCH (United Kingdom) is Europe's premier cellular service provider. The company's current stock price still reflects investors' concerns about the large fees Vodafone paid for next-generation mobile licenses. We view this as a temporary setback and fully expect prospects for this mobile phone leader to improve.

Q: DID THE EUROPEAN CENTRAL BANK'S DECISION TO REDUCE INTEREST RATES IN MAY IMPROVE CONFIDENCE IN CONTINENTAL EUROPE?

A: The decision by the European Central Bank (ECB) to cut interest rates was well received, but many investors were looking for a sign that it would be the beginning of further easing -- much as we've seen in the United States. The one-quarter-percentage point reduction was designed to ease the impact of the global slowdown on European markets. We may see further rate reductions later this year, but nowhere near the degree or decisiveness of the Federal Reserve Board's monetary policy.

Q:    HOW DID EUROPE'S FINANCIAL STOCKS FARE?

A: European financial stocks lagged the overall market. The Fund's considerable exposure to these stocks, particularly investment managers, proved detrimental. Investment managers had a more difficult time than commercial banks, as inflows into the stock and bond markets typically slow in times of uncertainty. Two of the Portfolio's holdings proved especially disappointing. Bipop Carire (Italy), an Internet banking and e-trading enterprise, fell prey to profit taking after a long run up in its stock price. Zurich Financial Services (Switzerland) declined in response to profit warnings.

Q:    WHAT IS YOUR OUTLOOK?

A: Near term, we would not be surprised to see further weakness across Europe's stock markets if lower-than-expected corporate earnings materialize. However, we do anticipate Europe will experience higher growth rates this year than in the United States. Longer term, we believe increased competition and deregulation across Europe will create many dynamic investment opportunities. The lifting of arcane regulations and ongoing efforts by corporations to improve shareholder value are attracting new, sophisticated investors. This, in turn, is increasing both the number and quality of offerings coming to market. This development is underscored by the fact that Continental Europe's market capitalization has nearly doubled since 1997. We believe your Portfolio is well designed to capture the most attractive growth opportunities created by Europe's continued economic transformation.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO+

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

              [CHART]

Finance                   17.4%
Consumer Cyclicals        16.7%
Basic Materials           13.2%
Consumer Staples          12.2%
Communication Services    11.4%
Technology                 8.3%
Energy                     7.6%
Health Care                4.4%
Capital Goods              4.0%
Utilities                  3.8%
Transportation             1.0%

COUNTRY DISTRIBUTION
(As a percentage of equity holdings)

              [CHART]

United Kingdom            23.3%
France                    15.7%
Japan                     15.1%
Switzerland                7.1%
Italy                      5.0%
Netherlands                4.9%
Spain                      4.3%
Germany                    4.2%
Australia                  3.7%
Other                     16.7%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  Aventis SA                                                   2.70%
  2.  Renault SA                                                   2.54
  3.  Royal Bank of Scotland Group                                 2.33
  4.  Groupe Danone                                                2.32
  5.  AXA SA                                                       2.09

PRICES AND DISTRIBUTIONS

                                                         6/30/01        12/31/00
Net Asset Value per Share                                  $9.83         $11.83

DISTRIBUTIONS PER SHARE               INCOME         SHORT-TERM        LONG-TERM
(12/31/00 - 6/30/01)                  DIVIDENDS      CAPITAL GAIN      CAPITAL GAIN
                                      $0.023         $   --            $   --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER INTERNATIONAL VALUE VCT PORTFOLIO at net asset value, compared to the growth of ACWF ex. U.S. Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                           [CHART]

                PIONEER INTERNATIONAL      ACWF EX. U.S.
                VALUE VCT PORTFOLIO*       INDEX
3/31/1995       $10,000                    $10,000
6/30/1995       $10,360                    $10,073
                $11,053                    $10,918
                $11,845                    $11,411
                $11,998                    $11,579
6/30/1997       $13,888                    $12,877
                $12,581                    $11,784
                $12,885                    $13,661
                $12,163                    $14,137
6/30/1999       $12,983                    $14,697
                $17,561                    $17,950
                $16,451                    $17,222
                $13,609                    $15,408
6/30/2001       $11,335                    $13,117

Index comparisons begin on 3/31/95. The MSCI, ACWF ex. U.S. (All Country World Free Index excluding the United States) is composed of 46 markets - 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

+ Formerly Pioneer International Growth VCT Portfolio.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio                1.98%
(3/1/95)
5 Years                         -0.88%
1 Year                         -31.10%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Investors' concerns about a global economic slowdown and its potential impact on corporate earnings left international equity markets in disarray during the six months ended June 30, 2001. To be sure, there were sectors (basic materials, energy, consumer staples and health care) and countries (emerging market nations) that prospered despite the bearish sentiment plaguing foreign markets. In the following interview, Senior Vice President Pavlos M. Alexandrakis, who manages Pioneer International Value VCT Portfolio, discusses these and other factors that influenced performance over the past six months.

Q: MANY OF THE INTERNATIONAL MARKETS ARE DOWN FOR THE SIX MONTHS. HOW DID THE PORTFOLIO PERFORM?

A: The Portfolio, feeling the undertow of international markets, turned in disappointing performance for the six months ended June 30, generating total returns of -16.71% at net asset value. The Portfolio's emphasis on technology and financial stocks and its underweighting in emerging markets account for its underperformance relative to the benchmark. The Morgan Stanley Capital International (MSCI) All Country World Free Index excluding the United States posted a return of -13.56% for the same period.

Q:    HOW ARE YOU MANAGING THE PORTFOLIO IN THIS SLOWER-GROWTH ENVIRONMENT?

A: While we have not made any major changes to the Portfolio, we are taking steps to position your Portfolio for the realities of a weaker global economy. Our investment decisions reflect a more cautious outlook short term and are generally designed to reduce the Portfolio's risk profile to help limit the impact of market volatility. We're emphasizing companies that tend to do relatively well in a downturn - primarily larger-capitalization businesses with attractively priced stocks.

      On June 30, the Portfolio was overweighted in technology and telecommunications services stocks relative to the benchmark - but to a much lesser degree than at the start of the fiscal year. These two sectors fell as a percentage of total equity holdings from 20% to 8% and from 14% to 11%, respectively, during the six months. The Portfolio's investments in basic materials climbed from 9% to more than 13% of equity assets by June 30. These more traditional companies, which include oil, paper/pulp and mining companies, ranked among the Portfolio's best performers. SHELL TRANSPORT & TRADING CO. (United Kingdom), UPM-KYMMENE CORP. (Finland) and RIO TINTO (United Kingdom) are experiencing positive growth rates at a time when economic growth is contracting.

Q:    WHY DID EMERGING MARKETS PERFORM RELATIVELY WELL?

A: After lagging the broader markets for several months, stock price valuations had become rather cheap, and investors couldn't resist the bargain prices. In addition, many of these markets are quite sensitive to U.S. interest rate policy. The Federal Reserve Board's aggressive easing of interest rates in the first six months of this year propelled stock prices higher across Asian stock markets.

      Interestingly, China, which comprises a minor weighting in the Portfolio, was among the best performing countries for the six months ended June 30. Your Portfolio benefited from its investments in CNOOC, China's petroleum company. High oil and natural gas prices are the main reason behind its strong performance, but aggressive cost cutting has also been a factor. We're monitoring this company very closely, as transparency (the ability to access and interpret closely-held financial data) is an issue.

Q: DID THE EUROPEAN CENTRAL BANK'S DECISION TO REDUCE INTEREST RATES IN MAY IMPROVE CONFIDENCE IN CONTINENTAL EUROPE?

A: The decision by the European Central Bank (ECB) to cut interest rates was well received, but many investors were looking for a sign that it would be the beginning of further easing - much as we've seen in the United States. The one-quarter percentage point reduction was designed to ease the impact of the global slowdown on European markets. We may see further rate reductions later this year, but nowhere near the degree or decisiveness of the Federal Reserve Board's monetary policy.

Q:    HOW DID EUROPE'S FINANCIAL STOCKS FARE?

A: European financial stocks underperformed sharply. The Portfolio's exposure to these stocks, particularly investment managers, proved detrimental. Investment managers had a more difficult time than commercial banks, as inflows into the stock and bond markets typically slow in times of uncertainty. Two of the Portfolio's holdings proved especially disappointing. Bipop Carire (Italy), an internet banking and e-trading enterprise, fell prey to profit taking after a long run up in its stock price. ZURICH FINANCIAL SERVICES (Switzerland) declined in response to profit warnings.

Q:    WHAT IS YOUR OUTLOOK?

A: International markets are likely to wobble along for the balance of 2001, as investors adjust to the new reality of slower economic growth. Market declines in recent years have been short lived, but it appears that a recovery will take time to allow for the excess capacity across industries to be absorbed and new demand to resume. This is particularly true of the technology and telecommunications sectors. We anticipate Europe will experience higher growth rates this year than in the United States, and we've endeavored to position the Portfolio's assets accordingly. While we wait patiently for things to get back on track, we believe that our efforts to prune and diversify will be a plus as we wait for earnings prospects to improve.

[SIDENOTE]

+ Formerly Pioneer International Growth VCT Portfolio. Name change effective July 30, 2001.

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

               [CHART]

U.S. Common Stock                                                   94%
International Common Stock                                           5%
Depository Receipts for International Stock                          1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

               [CHART]

Technology                     81%
Health Care                    10%
Capital Goods                   9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  Micron Technology Inc.                                       3.64%
  2.  DuPont Photomasks Inc.                                       3.62
  3.  Flextronics International Ltd.                               3.53
  4.  EMC Corp.                                                    3.31
  5.  Synopsys, Inc.                                               3.05

PRICES AND DISTRIBUTIONS

                                                         6/30/01        12/31/00
Net Asset Value per Share                                  $5.94           $7.48

DISTRIBUTIONS PER SHARE               INCOME         SHORT-TERM        LONG-TERM
(12/31/00 - 6/30/01)                  DIVIDENDS      CAPITAL GAIN      CAPITAL GAIN
                                      $  --          $    --           $    --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO at net asset value, compared to the growth of the Nasdaq Composite Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                PIONEER SCIENCE &
                TECHNOLOGY VCT PORTFOLIO*  NASDAQ COMPOSITE INDEX
 5/31/2000      $10,000                    $10,000
 6/30/2000      $12,318                    $11,662
                $11,897                    $11,077
                $14,194                    $12,368
 9/30/2000      $11,623                    $10,800
                $10,369                     $9,909
                 $7,534                     $7,640
12/31/2000       $7,882                     $7,265
                 $8,946                     $8,154
                 $6,185                     $6,328
 3/31/2001       $5,395                     $5,412
                 $6,913                     $6,224
                 $6,417                     $6,207
 6/30/2001       $6,259                     $6,355

The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio                   -35.93%
(5/1/00)
1 Year                              -49.19%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

In the following discussion, managers Tom Crowley and Rob Junkin of Pioneer Science & Technology VCT Portfolio answer questions about performance, the current market climate and the outlook for technology stocks.

Q: HOW DID PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2001?

A: For the six months ended June 30, 2001, Pioneer Science & Technology VCT Portfolio returned -20.59% at net asset value. In comparison, the NASDAQ Composite Index was down -12.53%, while the Lipper Science and Technology Index declined 22.11%.

Q:    TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S RESULTS VERSUS THE NASDAQ?

A: The primary reason why the Portfolio underperformed the Nasdaq Index relates to one holding in particular, MICROSOFT. Microsoft comprises about 13% of the Nasdaq Composite Index and approximately 2% of the Portfolio. As a way of limiting risk, we underweighted the Portfolio's stake in Microsoft. When Microsoft performed well over the period, unfortunately the Portfolio didn't benefit as much as the Index.

Q:    IS THE WORST OVER FOR TECHNOLOGY STOCKS?

A: We believe it's possible that most of the bad news in the technology sector is behind us. For example, there are signs that the inventory glut that has severely burdened the sector may be nearing an end. Clearing out inventory will be a different process in each sector with PCs and cell phones finishing first and wireless equipment and components last.

      Eventually, demand for finished goods is expected to pull inventory up through the whole supply chain. If that happens, manufacturers will start seeing new orders for the first time in a while. Market psychology has clearly been improving. And if demand increases enough to allow for credible earnings growth estimates, the psychology of the marketplace could receive another boost. At this point, we believe that the risk of not owning technology stocks may be greater than the risk of owning them.

Q:    HAS THERE BEEN A TURN FOR THE BETTER IN BUSINESS CONDITIONS?

A: We think that the Federal Reserve Board will continue to do whatever possible to get the economy back on track, and that the market has begun anticipating the effects of the Fed's actions. So far, indications of an uptick in technology are scattered. For example, some big corporate customers are starting to free up their information technology budgets after a period of extreme restraint. A growing pattern of increased tech expenditures obviously would be very positive news.

      Once revenues do pick up, though, earnings should follow. And while that may not occur before year-end, we are positioning Pioneer Science & Technology VCT Portfolio for a possible business upturn.

Q:    IF THE ECONOMY DOES IMPROVE, DO YOU EXPECT A BROAD-BASED TECH STOCK
      RECOVERY?

A: We think that selectivity will continue to be the key in the technology market, in contrast to the buy-at-any-price mentality of a couple of years ago. Stock-picking skills will be important, an environment that's in line with our bottom-up, technology-focused approach. And while there were some sharp upward moves during the spring, most issues are still well off their highs, leaving ample upside potential for investors.

Q:    WHAT TECHNOLOGY AREAS ARE YOU EMPHASIZING AT THE MOMENT?

A: While large-cap companies may recover first, we are finding the most attractive values and greatest growth potential among small and mid-cap issues, those with market capitalizations of $10 billion or less. We continue to favor companies involved in the build-out of the Internet as well as semiconductor equipment and component manufacturers and data storage providers. We view these sectors as well-positioned to expand earnings based on renewed spending; transitions in technology will force investment in new components, materials and processes as companies recognize the need to keep their technology base current.

      We believe the need to push more and more information through the Internet should continue to grow as businesses and individuals demand faster connections and greater bandwidth - the ability to carry more data, whether to facilitate web-based business activity or to accommodate powerful new applications for home users.

Q:    WHAT'S YOUR OUTLOOK FOR INVESTOR INTEREST IN TECH STOCKS?

A: It's definitely worth noting that with many institutions having cut back sharply on technology holdings, there is a lot of potential buying power waiting on the sidelines. Assuming that the outlook for revenues and earnings improves before too long, each new development could convince more investors to start committing funds to technology stocks again - just the opposite of what we saw last year, when every bit of negative news brought on more selling.

[SIDENOTE]

Companies in the rapidly changing fields of science and technology often face special risks. For example, products may not be commercially successful or may become obsolete quickly.

The Portfolio invests in small- and medium-capitalization stocks which may be more volatile and less liquid than large-cap issues. The Portfolio also invests in international securities, which are subject to special risks including fluctuations in currency, differing regulatory and accounting standards and periods of illiquidity.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL COMPANY VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                   [CHART]

U.S. Common Stocks                       99%
International Common Stocks               1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                   [CHART]

Financials                               23%
Consumer Cyclicals                       21%
Technology                               11%
Consumer Staples                         11%
Basic Materials                           7%
Health Care                               7%
Energy                                    7%
Capital Goods                             6%
Utilities                                 4%
Transportation                            2%
Communication Services                    1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

 1. Sonic Automotive, Inc.                                             3.31%
 2. Unifi, Inc.                                                        3.01
 3. Aviron                                                             2.62
 4. Southwestern Energy Co.                                            2.48
 5. Fleming Companies, Inc.                                            2.40

PRICES AND DISTRIBUTIONS

                                                         6/30/01         1/19/01
Net Asset Value per Share                                $11.72          $10.00

DISTRIBUTIONS PER SHARE               INCOME         SHORT-TERM        LONG-TERM
(1/19/01 - 6/30/01)                   DIVIDENDS      CAPITAL GAIN      CAPITAL GAIN
                                      $   --         $   --            $   --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER SMALL COMPANY VCT PORTFOLIO at net asset value, compared to the growth of Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                         PIONEER SMALL              RUSSELL 2000
                         COMPANY VCT PORTFOLIO*     INDEX
1/31/2001                $10,000                    $10,000
2/28/2001                 $9,770                     $9,344
                          $9,426                     $8,887
4/30/2001                $10,278                     $9,582
                         $10,766                     $9,818
6/30/2001                $11,215                    $10,165

Index comparison begins January 31, 2001.

The Russell 2000 Index is an unmanaged measure of the 2,000 smaller stocks, based on capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDENOTE]

CUMULATIVE
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio
(1/19/01)                           17.20%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PIONEER SMALL COMPANY VCT PORTFOLIO

Successful stock selection across a range of sectors helped Pioneer Small Company VCT Portfolio outperform its benchmark during the period from its inception on January 19, 2001 through the six months ending June 30, 2001. Over that period, the Portfolio returned 17.20% at net asset value. For the same period the Russell 2000 Index, the Portfolio's benchmark, returned approximately 5.80%. In the discussion below, Ken Fuller, Pioneer's small-cap team leader reviews the factors that affected performance over the past six months.

Q: IT SEEMS THAT THIS WAS A TIME WHEN STOCKS WERE MORE IMPORTANT THAN SECTORS. DO YOU AGREE?

A: A lot has changed in the past year or so. Earlier, it seemed that the only important decision investors had to make was how many technology stocks to own. But now the market is playing to our investment style. We are bottom-up investors, meaning that we look at stocks first and sectors afterward. Also, as value investors, we go where the values lead us, and we have been finding good value in many sectors. Meanwhile, the market, having burnt itself out on overpriced growth stocks, has shown renewed respect for value and for diversified portfolios. These factors added up to good performance by selected stocks in many industries, from the most conventional companies right up to the less traditional.

Q:    CAN YOU GIVE US SOME EXAMPLES OF VALUE COMPANIES THAT DID WELL?

A: FLEMING COMPANIES the nation's largest food wholesaler is an example of an unglamorous business that presented a significant investment opportunity. After more than a decade of poor results, Fleming addressed its problems by hiring new management and restructuring its business. The company recently captured a multi-billion dollar contract to supply groceries to Kmart, attracting Wall Street's attention and driving shares higher.

      In the consumer sector, restaurant stocks have come back into vogue after having been out of favor for years. APPLEBEE'S rose on recognition of good long-term performance and because its concept of convenience plus affordability is thought to be fairly immune to economic cycles.

Q: MOST TECHNOLOGY STOCKS HAVE FALLEN ON HARD TIMES. HOW DID THE PORTFOLIO'S TECHNOLOGY HOLDINGS PERFORM?

A: Although some of our holdings aided performance, overall the technology sector hurt results. On the positive side, Intel acquired Xircom, attracted by the same attributes that led us to invest - strong financials and a competitive edge within the network interconnect field. ACT MANUFACTURING, a contract manufacturer of electronic devices, and Dallas Semiconductor declined. Both companies saw orders dry up as demand for technology products shriveled, causing a buildup of unsold inventory.

      Not a technology company, but tied closely to business conditions in that sector, ITT EDUCATIONAL SERVICES is a for-profit technical college that grants associates' and bachelor's degrees. Despite the slowdown in technology, shares rose in response to growing demand for graduates as workers sought to upgrade their knowledge. Also, there were expectations that a pending lawsuit against the company would not have adverse effects on finances.

Q:    WHICH SECTORS ARE YOU EMPHASIZING NOW?

A: In our case, sector weightings follow stock selection. We are modestly overweighted in energy - relative to our benchmark index - because we expect prices to strengthen. We are about equally weighted with the Index in the financial sector, where insurance companies and REITs in particular look attractive. On the other hand, we are avoiding banks for the most part; rising unemployment and slowing business conditions could harm credit quality.

      Health care is an area where our weighting is slightly less than the Index, and where conditions are improving. Among the Portfolio's holdings, HAEMONETICS benefited from advances in its ability to extract more plasma from donated blood. Also, FIRST HEALTH GROUP, an Illinois-based HMO, improved earnings by way of higher premiums, based on successful projection of medical costs.

      We are reluctant to add to consumer cyclical stocks, at least until we have a clearer view of the economy's direction. Similarly, we are biding our time on capital goods companies, which tend to perform better coming out of a slowdown.

Q:    WHAT IS YOUR OVERALL OUTLOOK?

A: Although small companies have outperformed larger companies for the last two years, we are still finding attractively priced stocks in various pockets of the market. A swing to value and the sell-off in many large-cap stocks has increased cash flows into the sector. As to the economy itself, we think the data suggests a risk of recession. The Federal Reserve Board's aggressive cutting of interest rates is intended to combat that possibility, but with the economic outlook still cloudy, we are maintaining a moderately defensive tone in the Portfolio.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

PIONEER MID-CAP VALUE VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                  [CHART]

U.S. Common Stocks                       92%
Short-Term Cash Equivalents               5%
International Common Stocks               3%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                  [CHART]

Financials                               19%
Technology                               16%
Consumer Cyclicals                       13%
Utilities                                 9%
Consumer Staples                          9%
Health Care                               9%
Capital Goods                             8%
Energy                                    7%
Communication Services                    5%
Basic Materials                           4%
Transportation                            1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  Imation Corp.                                                2.90%
  2.  John H. Harland Co.                                          1.71
  3.  Tricon Global Restaurants                                    1.58
  4.  Sabre Group Holdings, Inc.                                   1.44
  5.  Alltel Corp.                                                 1.42

PRICES AND DISTRIBUTIONS

                                                          6/30/01       12/31/00
Net Asset Value per Share                                 $17.63         $17.79

DISTRIBUTIONS PER SHARE             INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                    $0.100         $0.081          $1.389

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER MID-CAP VALUE VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                        [CHART]

                     PIONEER MID-CAP          S&P 500
                     VALUE VCT PORTFOLIO*     INDEX
 3/1/1995            $10,000                  $10,000
6/30/1995            $10,650                  $11,315
                     $11,713                  $12,943
                     $13,527                  $14,247
                     $13,473                  $15,906
6/30/1997            $15,541                  $19,182
                     $16,800                  $21,208
                     $18,228                  $24,956
                     $16,125                  $27,256
6/30/1999            $18,814                  $30,620
                     $18,241                  $32,978
                     $18,609                  $32,831
                     $21,525                  $29,974
6/30/2001            $23,292                  $27,973

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio               14.27%
(3/1/95)
5 Years                         11.48%
1 Year                          25.16%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Mid-cap value stocks were strong performers for the six months ended June 30, 2001. In the following discussion, Rod Wright, who is responsible for day-to-day portfolio management of Pioneer Mid-Cap Value VCT Portfolio, provides an update on the Portfolio, the economic environment and investment strategies that influenced performance during the six-month period.

Q:    HOW DID THE PORTFOLIO PERFORM?

A: Very well. For the six-month period ended June 30, 2001, the Portfolio returned 8.21% at net asset value significantly better than its benchmark index, the Standard and Poor's 500. During the same period, the S&P 500 Index had a total return of -6.68%.

Q:    WHAT FACTORS INFLUENCED PORTFOLIO PERFORMANCE?

A: In a period of continued volatility, investors were attracted to stocks with reasonable valuations. Investors avoided technology stocks, especially those with high valuations. However, despite the general meltdown in the technology sector, Pioneer Mid-Cap Value VCT Portfolio's performance was helped by our selections in technology. Starting in November 2000, we took advantage of the sell-off in technology companies to add stocks to the portfolio that had fallen to attractive valuations. The Portfolio's tech weighting comprised about 16% of equity holdings on June 30, 2001.

      There were some specific names in the technology sector worth noting. Two companies that provide storage solutions ADAPTEC and STORAGE TECHNOLOGY CORPORATION helped performance. NCR CORPORATION, a provider of information technology hardware and software was also a positive contributor.

Q: ASIDE FROM TECHNOLOGY STOCKS, WHAT OTHER TYPES OF INVESTMENTS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: Our stockpicking across a variety of industries supported the Portfolio's performance. JOHN H. HARLAND, a check-printing company that has begun diversifying its business, LONE STAR STEAKHOUSE, owner and operator of a restaurant chain and hair salon operator REGIS CORPORATION are several examples of diverse portfolio holdings that helped performance. Two other names that we liked were SERVICE CORPORATION INTERNATIONAL, a company that provides death care services nationwide and EQUIFAX, a firm that helps companies across a variety of industries manage their relationships with their customers.

Q:    DID ANY AREAS PROVE DISAPPOINTING?

A: Two areas that had a negative effect on the Portfolio's performance during the period were energy and utilities. After their strong performance in 2000, many energy and utility stocks have declined as the price of oil and natural gas dropped in 2001. As a result, Calpine Corporation, operator and retailer of electricity in the United States, natural gas company, El Paso and Transocean Seco Forex, an offshore drilling contractor all detracted from the Portfolio's results.

Q:    DID YOU MAKE ANY CHANGES TO THE COMPOSITION OF THE PORTFOLIO?

A: We initiated several new positions over the period. We added retailer JC PENNEY. There were a number of reasons why this company caught our eye. The stock was undervalued and on the heels of new management the company was in the midst of a turnaround. ULTRAMAR DIAMOND SHAMROCK CORPORATION, a petroleum refining and marketing company had attractive fundamentals and its stock price was appealing.

      We also sold several of the Portfolio's technology holdings. We liquidated Fairchild Semiconductor after its near-term outlook was not as promising as some other opportunities we were finding. Synopsis was sold when it became overvalued. We also believed the company was vulnerable to the inevitable cutback that follow an economic slowdown. Echostar Communications' involvement in a bidding war for another company led us to sell out of this position.

Q:    WHAT IS YOUR OUTLOOK?

A: We still think the mid-cap value arena remains a very good place to be invested, although it may not replicate its strong outperformance of recent months. As the economy continues to slow, high priced stocks are vulnerable and present risks to investors. In a period of economic uncertainty, we expect to maintain our strategy of investing in companies with strong fundamentals and low valuations.

[SIDENOTE]

On May 2, 2000, the name of Capital Growth Portfolio changed to Pioneer Mid-Cap Value VCT Portfolio.

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

PIONEER GROWTH SHARES VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                              [CHART]

U.S. Common Stocks                                            91%
Short-Term Cash Equivalents                                    8%
Depositary Receipts for International Stocks                   1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                 [CHART]

Technology                               28%
Health Care                              27%
Consumer Staples                         16%
Financials                               11%
Capital Goods                             6%
Communication Services                    6%
Consumer Cyclicals                        2%
Utilities                                 2%
Energy                                    2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  Pfizer, Inc.                                                 6.22%
  2.  AOL Time Warner                                              5.97
  3.  Microsoft Corp.                                              5.35
  4.  Oracle Corp.                                                 4.32
  5.  American Home Products corp.                                 4.07

PRICES AND DISTRIBUTIONS

                                                         6/30/01        12/31/00
Net Asset Value per Share                                $16.75          $18.39

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                 DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                     $  --          $   --          $   --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER GROWTH SHARES VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and the Russell 1000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

                     PIONEER GROWTH         S&P 500   RUSSELL 1000
                     SHARES VCT PORTFOLIO*  INDEX     INDEX
10/31/1997           $10,000                $10,000   $10,000
                     $10,227                $10,654   $10,646
                     $11,773                $12,137   $12,068
 6/30/1998           $12,574                $12,537   $12,371
                     $11,094                $11,292   $11,095
                     $13,561                $13,692   $13,522
                     $14,761                $14,373   $14,080
 6/30/1999           $14,970                $15,382   $15,084
                     $13,314                $14,423   $14,088
                     $14,637                $16,567   $16,351
                     $15,010                $16,944   $17,064
 6/30/2000           $14,576                $16,493   $16,479
                     $14,862                $16,335   $16,597
                     $13,484                $15,058   $15,079
                     $11,570                $13,276   $13,184
 6/30/2001           $12,281                $14,052   $14,016

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio                   5.76%
(10/31/97)
1 Year                            -15.74%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

The first six months of 2001 constituted an extremely challenging period, especially for strategies that emphasized investments in growing companies, rather than more value-oriented strategies. In the following interview, Eric J. Weigel discusses the factors that influenced the performance of Pioneer Growth Shares VCT Portfolio during the six months that ended June 30, 2001. Mr. Weigel, Senior Vice President of Pioneer, is responsible for monitoring the portfolio and implementing the decisions of the Portfolio's management team.

Q:    HOW DID THE PORTFOLIO PERFORM DURING THE SIX-MONTH PERIOD?

A: Pioneer Growth Shares VCT Portfolio had a negative return, despite substantially outperforming its peer group of mutual funds. For the six months ending June 30, 2001, the Portfolio's Class I shares returned -8.92% at net asset value. For the same period, the Standard & Poor's 500 Index and the Russell 1000 Index, two benchmarks for large company investing, returned -6.68% and -7.05%, respectively. The indexes include both growth stocks, which the Portfolio emphasizes, and value stocks, which tended to outperform growth stocks during the period.

Q: WHAT TYPES OF INVESTMENTS DID YOU EMPHASIZE, AND WHAT TYPES OF INVESTMENTS DID YOU DE-EMPHASIZE?

A: The Portfolio targeted companies with solid growth characteristics, but in relatively defensive sectors. Technology stocks were slightly underweighted because we thought the worst of their slump was not over. When we did invest in growing tech companies, they were corporations such as HEWLETT-PACKARD, a well diversified company with established earnings and a stock price that was not excessive. New investments included companies such as KIMBERLY-CLARK, the paper products company, and SAFEWAY, both of which had attractive growth rates for 2001, although their long-term growth prospects did not match those of many in the technology sector. Our focus was on firms with visible earnings and reasonable stock valuations. Despite maintaining this moderate growth strategy, we did invest selectively in several biotechnology companies because of their strong underlying fundamental qualities and their compelling long-term growth potential. These investments included HUMAN GENOME SCIENCES, BIOVAIL and GENZYME.

      Also during the six months, we completed the Portfolio's transition to a less concentrated growth strategy. As a result, the number of holdings, which had been as low as 30 a year earlier, increased to 48, as of June 30, 2001.

Q: WHAT WERE SOME OF THE INVESTMENTS THAT HELPED PERFORMANCE, AND WHICH INVESTMENTS MOST DETRACTED FROM THE PORTFOLIO'S RETURNS?

A: MICROSOFT and AOL TIME-WARNER, two stocks added to the Portfolio late in 2000, were excellent performers. Scientific Atlanta, an industry leader in developing and manufacturing control boxes for television sets connected to cable systems, was another positive contributor to the Portfolio's return. The Portfolio's performance also was helped by our health care industry stock selections.

      The three companies that proved to be the largest detractors from performance were EMC, AMERICAN TOWER and I2 Technologies. Our analysts still believe EMC, the leader in storage technology for computer networks, and AMERICAN TOWER, which owns and operates towers for wireless telecommunications systems, have strong fundamentals and excellent growth prospects, despite their poor performance during the period. However, we have sold the Portfolio's position in I2 Technologies, which produces software for business-to-business applications, after our analysis concluded its growth prospects had deteriorated. Our underweighting in consumer cyclical stocks also worked against the Portfolio's performance. The Federal Reserve Board's cuts in short-term interest rates had a more positive impact on these companies than we had anticipated.

Q:    WHAT IS YOUR OUTLOOK?

A: We are cautiously optimistic. We think the market environment should improve, perhaps starting in the fourth quarter of 2001 as investors start anticipating an economic recovery in 2002. While the bottom of the slump in the technology industry could occur in the third or fourth quarter of this year, most of the worst news probably already is reflected in the current stock prices of technology companies. As this year progresses, the equity market's focus may shift from worries about past earnings problems toward an expectation that earnings could increase as economic growth accelerates.

      It's almost impossible to guess when a market downturn has hit bottom and stocks are ready to recover, but we are working to position the Portfolio to take advantage of fast-growing companies in an improving environment. During the next few months, we will watch market trends carefully and may begin moving into a more aggressive growth style. While we do not intend to act hastily, we also do not intend to wait too long. Growth stocks lost value faster than other sectors of the market as the economy slowed. These stocks could well be among the fastest-rising areas of the market as economic activity picks up, and we want the Portfolio to benefit from their potential.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                   [CHART]

U.S. Common Stocks                      90%
International Common Stocks              3%
Short Term Cash Equivalents              7%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                   [CHART]

Real Estate Investment Trusts           98%
Real Estate Services                     2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  Equity Office Properties Trust                               8.25%
  2.  Equity Residential Property Trust                            6.31
  3.  Archstone Communities Trust                                  4.37
  4.  Apartment Investment & Management Co.                        4.31
  5.  Reckson Associates Realty Corp.                              4.07

PRICES AND DISTRIBUTIONS

                                                         6/30/01        12/31/00
Net Asset Value per Share                                $14.89          $14.42

DISTRIBUTIONS PER SHARE             INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                    $0.360         $    --          $   --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER REAL ESTATE GROWTH VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

                                    [CHART]

                PIONEER REAL ESTATE                      WILSHIRE REAL ESTATE
                GROWTH VCT PORTFOLIO*   S&P 500 INDEX    SECURITIES INDEX
3/31/1995       $10,000                 $10,000          $10,000
6/30/1995       $10,721                 $10,951          $10,435
                $11,696                 $12,528          $11,322
                $12,316                 $13,790          $12,360
                $15,875                 $15,396          $15,497
6/30/1997       $16,875                 $18,566          $16,507
                $19,235                 $20,527          $18,565
                $18,090                 $24,155          $17,579
                $15,629                 $26,381          $15,330
6/30/1999       $16,414                 $29,637          $16,369
                $14,977                 $31,920          $14,841
                $17,203                 $31,777          $17,099
                $19,397                 $29,012          $19,403
6/30/2001       $20,540                 $27,075          $21,306

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (real estate investment trusts) (equity and hybrid) and 7% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio               12.02%
(3/1/95)
5 Years                         10.77%
1 Year                          19.40%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

After a brief setback in the first quarter of 2001, your Portfolio surged ahead in the second quarter - achieving strong performance for the six months ended June 30, 2001. The return to favor of large real estate companies, which lagged in the early months of the Portfolio's fiscal year, accounts for the renewed momentum. In the following interview, portfolio manager Jeff Caira discusses the factors influencing your Portfolio's rebound and his outlook for the coming months.

Q: WHAT CONTRIBUTED TO THE RALLY OF LARGE-COMPANY REAL ESTATE INVESTMENT TRUSTS (REITS)?

A: In the early months of the period, investors pursued high-yielding real estate investments - regardless of the company's asset quality, property type or long-term prospects. These higher-yielding REITs, many of which tend to be smaller in market capitalization than the REITs comprising your Portfolio, did not participate in last year's rally and appeared to be relatively undervalued. We avoided the temptation to jump on the proverbial bandwagon, believing that our commitment to large, well established real estate companies with strong management and strategic market presence would bear out over the longer term. Large-company REITs rallied when investors resumed a broader strategy of investing across the entire real estate market rather than focusing on just one segment. Naturally, the increased demand pushed prices higher.

      For the six months ended June 30, 2001, total return at net asset value for the Portfolio was 5.90%. The Wilshire Real Estate Securities Index, the Portfolio's benchmark, climbed 9.81% for the same period. A modest representation in smaller-company REITs was largely behind the lag in the Fund's comparative results.

Q:    WHICH SECTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: Despite evidence of an economic slowdown, hotel and retail REITs did surprisingly well. Investors were drawn to their low stock prices and relatively high yields. When prospects turned out to be better than expected, stock prices reacted positively, since expectations were so low. We trimmed assets in the hotel sector late this spring - realizing profits and investing the proceeds in retail investments.

      The outlook for the retail sector is mixed, but we're finding attractive investment opportunities on a stock-by-stock basis. For some time, we've favored established, upper-scale malls rather than strip malls. Many of the shopping mall REITs owned by your Portfolio are undergoing facelifts rather than new construction. This positions the real estate company to increase their growth rates by raising rents rather than taking on new construction debt to finance growth. In recent months, however, we've been investigating strip malls. While this has not been an area of large investment for your Portfolio in the recent past, we think this segment of the retail sector offers defensive qualities in a slowing economy. In addition to being well located, we look for strip malls that are anchored by grocery stores - preferably a national chain rather than a tenuous local store - since they are considered recession resistant. PAN PACIFIC RETAIL PROPERTIES best exemplifies this strategy.

      Multi-family REITs also served the Portfolio well. Long-time holding CAMDEN PROPERTY TRUST owns properties in the southern half of the United States. With its large number of multi-family housing units in Houston, Texas, this REIT proved to be a good way to take advantage of high oil prices and improving economic prospects in a city experiencing high employment growth.

Q:    HAVE CALIFORNIA'S DIFFICULTIES AFFECTED THE PORTFOLIO NEGATIVELY?

A: Indirectly, yes. We've limited the Portfolio's exposure to California by reducing its weighting in REITs with holdings there. However, we believe many of the REITs have been unfairly tarnished in the rush to judgment. ARDEN REALTY is an example of a holding that owns office property primarily in Southern California that should weather the storm better than most. Since the company didn't experience the same level of rent spikes as its peers when the economy was strong, we don't think it will suffer the degree of rent declines expected of its competitors with concentration of properties in San Francisco or San Jose.

Q:    IS THE CURRENT ECONOMIC SLOWDOWN PRESSURING THE OFFICE/INDUSTRIAL SECTOR?

A: Yes. Office and industrial REITs lagged other sectors of the real estate market, particularly in the first three months of the Portfolio's fiscal year, but turned the corner this spring. EQUITY OFFICE PROPERTIES (EOP), one of the sector's most respected REITs and the Portfolio's largest holding, announced its acquisition of SPIEKER PROPERTIES in February. With the merger, which became official on July 2, EOP will derive 75% of its income from properties in ten of the largest metropolitan markets.

Q:    WHAT IS YOUR OUTLOOK?

A: With so many contradictory forces at play in the U.S. economy, it's hard to pinpoint a clear path. We're seeing evidence that demand for commercial real estate is slowing. Some businesses are delaying leasing decisions out of concern for their own prospects or in anticipation of lower leasing rates. However, long-term leases should help REITs bridge the economic slowdown. On a more positive note, REITs provide an inflationary cushion in the form of relatively generous dividend yields, which still appear to be very secure. In addition, consumers remain the driving force behind today's economic growth and their willingness to spend is having a favorable impact on real estate fundamentals. Whatever the future holds for the U.S. economy for the balance of 2001, we believe the Portfolio is diversified across many well managed real estate companies, which possess the ability to operate profitably in a slower growth environment.

PIONEER FUND VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                               [CHART]

U.S. Common Stocks                                                91.0%
Depositary Receipts for International Stocks                       5.1%
International Common Stocks                                        2.1%
Short-Term Cash Equivalents                                        1.8%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                   [CHART]

Technology                               21%
Financials                               15%
Consumer Cyclicals                       13%
Health Care                              10%
Consumer Staples                         10%
Communication Services                    8%
Energy                                    8%
Capital Goods                             7%
Basic Materials                           3%
Transportation                            3%
Utilities                                 2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  IBM Corp.                                                    2.49%
  2.  Schering Plough Corp.                                        2.46
  3.  Verizon Communications, Inc.                                 2.37
  4.  SBC Communications Inc.                                      2.35
  5.  Exxon Mobil Corp.                                            1.82

PRICES AND DISTRIBUTIONS

                                                         6/30/01        12/31/00
Net Asset Value per Share                                $20.34          $22.67

DISTRIBUTIONS PER SHARE             INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                    $0.09          $0.293          $0.722

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

                PIONEER FUND
                VCT PORTFOLIO*  S&P 500 INDEX
10/31/1997      $10,000         $10,000
                $10,543         $10,654
                $11,944         $12,137
 6/30/1998      $11,964         $12,537
                $10,985         $11,292
                $13,296         $13,692
                $13,525         $14,373
 6/30/1999      $14,728         $15,382
                $13,877         $14,423
                $15,411         $16,567
                $15,785         $16,944
 6/30/2000      $16,018         $16,493
                $15,908         $16,335
                $15,600         $15,058
                $14,196         $13,276
 6/30/2001      $14,760         $14,052

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indices.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio                11.19%
(10/31/97)
1 Year                           -7.85%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

In the following discussion John Carey, the portfolio manager for Pioneer Fund VCT Portfolio, discusses the factors that had an impact on the Portfolio's performance over the last six months.

Q: DESCRIBE THE FIRST SIX MONTHS OF 2001 IN THE STOCK MARKET, AND DISCUSS THE PERFORMANCE OF PIONEER FUND VCT PORTFOLIO DURING THE PERIOD.

A: Overall the stock market did fairly poorly during the six months ended June 30, 2001. While a rally in the second quarter helped reduce the losses from earlier in the year, both the market as a whole as measured by the Standard & Poor's 500 Index and the Portfolio showed declines. Pioneer Fund VCT Portfolio declined 5.38% at net asset value for the six months, and the S&P 500 lost 6.68%.

      We would attribute our outperformance of the S&P to our somewhat more conservative posture with respect to some of the growth stocks in the market. The Portfolio was also helped by some bright spots of good performance from individual stocks in a number of sectors including technology and transportation. At the same time, we had our share of stocks in technology as well as in capital goods and consumer staples that did not do well.

Q:    WHAT OPPORTUNITIES DO YOU SEE IN TODAY'S MARKET?

A: A market like the one we have seen over the past year or so is challenging for investors. Sitting tight with stocks that are going down not only tests one's patience, but also can put some doubt in one's mind about the companies of which one had formerly thought highly. It has been our long experience that it is precisely at such difficult times that one can often find the best long-term bargains in the market. We have consequently taken a very active approach during the past few months. In fact, in the second quarter we initiated ten new positions. While the near-term prospects for several of the companies are uncertain, we think that all the companies have attractive opportunities over the next few years to show earnings results, by our analysis, not reflected in their current share prices.

      Controlling risk in the portfolio is an objective whether the market is doing well or not. We control risk in a number of different ways. First of all, we emphasize high quality companies in each sector and industry. Secondly, we keep the portfolio quite diversified so that we are not exposed to excessive risk from individual stock or sector exposures. Finally, we pay a lot of attention to relative valuations, with the objective of structuring the portfolio in a conservative manner. Of course no risk control procedures are infallible, but we take every step we can to temper the volatility of the market.

Q:    CAN YOU ELABORATE ON YOUR RECENT PURCHASES IN THE PORTFOLIO?

A: Our purchases in the second quarter included stocks in several sectors. In capital goods, CATERPILLAR is well known for its construction equipment, but the company is also a premier producer of diesel engines and power-generation equipment. MINNESOTA MINING & MANUFACTURING has put together an admirably consistent record over a long period of time in the adhesives business. UNITED TECHNOLOGIES is probably best known for its aircraft engines, but it is also an early entrant in the intriguing fuel-cell engine area. Our new position in consumer cyclicals was GENERAL MOTORS, whose management shows renewed commitment to improving shareholder value at the massive, global, auto and truck manufacturer.

      In energy we purchased shares of the large oil-drilling and equipment company HALLIBURTON, which we think has prospects for growth as the world comes to terms with rising energy needs. NOVARTIS, the Swiss-based drug company, is our new name in health care, due to the attractive prospects we see for the company's pharmaceutical business and the relatively moderate valuation of the company's stock. Finally, the market sell-off gave us what we felt were rare chances to take - or in a couple cases to resume - positions in some of the premier names in the technology sector. NOKIA has without question been the most successful producer of cellular telephones in recent years. DELL COMPUTER, likewise, has set the standard in the manufacture and distribution of personal computers. With respect to SUN MICROSYSTEMS and ORACLE, we had sold out of both companies' stocks, at very significant profits, in the first quarter of the year 2000. At much lower prices than those at which we sold, we have now re-purchased shares in the two companies.

Q:    WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A: We believe that the economy will show signs of improvement by late this year or early next year, and we are optimistic for the stock market as a result. Looking ahead, we think that the interest-rate cuts and income-tax reductions will have a stimulative effect on the economy. And we see signs that some of the excessive inventories are being worked down and that companies are succeeding at rationalizing their capital plant. We are also encouraged that consumer confidence has held up reasonably well. We feel that the Portfolio is well positioned for the resumption of economic growth, and in the months ahead we shall continue making adjustments in the portfolio we hope will be productive of good investment returns.

[SIDENOTE]

On May 1, 2000 the name of Growth & Income Portfolio changed to Pioneer Fund VCT Portfolio.

PIONEER EQUITY-INCOME VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                    [CHART]

U.S. Common Stocks                       93.8%
Short-Term Cash Equivalents               4.3%
U.S. Convertible Securities               1.9%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                    [CHART]

Utilities                                20%
Financials                               19%
Communication Services                   12%
Energy                                   11%
Health Care                              11%
Consumer Staples                          7%
Consumer Cyclicals                        6%
Technology                                5%
Capital Goods                             5%
Other                                     4%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Exxon Mobil Corp.                                            3.97%
   2. SBC Communications, Inc.                                     3.72
   3. Verizon Communications                                       3.45
   4. Constellation Energy Group                                   3.37
   5. Chevron Corp.                                                3.16

PRICES AND DISTRIBUTIONS

                                                          6/30/01        12/31/00
Net Asset Value per Share                                 $19.16          $21.28

DISTRIBUTIONS PER SHARE             INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                    $0.200         $   --          $1.064

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER EQUITY-INCOME VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                           [CHART]

                PIONEER EQUITY-INCOME VCT
                PORTFOLIO*                  S&P 500 INDEX
 3/1/1995       $10,000                     $10,000
6/30/1995       $10,990                     $11,315
                $12,362                     $12,943
                $12,881                     $14,247
                $14,240                     $15,906
6/30/1997       $16,867                     $19,182
                $19,257                     $21,208
                $21,635                     $24,956
                $23,455                     $27,256
6/30/1999       $25,207                     $30,620
                $23,739                     $32,978
                $23,677                     $32,831
                $27,264                     $29,974
6/30/2001       $26,176                     $27,973

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio         16.39%
(3/1/95)
5 Years                   15.24%
1 Year                    10.55%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

In the following discussion, John Carey gives an overview of the market environment and Pioneer Equity-Income VCT Portfolio's performance over the past six months.

Q: WHAT WERE THE RESULTS FOR PIONEER EQUITY-INCOME VCT PORTFOLIO FOR THE LAST SIX MONTHS, AND WHAT CONTRIBUTED TO THE RESULTS?

A: The six months ended June 30, 2001, were quite difficult ones in the stock market. Pioneer Equity-Income VCT Portfolio ended the period with a -3.93% return at net asset value. By comparison the unmanaged Standard & Poor's 500 Index showed a 6.68% decline. While we were disappointed that the Portfolio showed a loss, we were pleased that its results held up better than the market as a whole as measured by the S&P.

Q:    WHAT CONTRIBUTED TO THE PORTFOLIO'S OUTPERFORMANCE OF THE S&P 500 INDEX?

A: The major reasons for the Portfolio's performance relative to the S&P 500 were our significant portfolio underweighting throughout the period in the troubled technology sector and the generally conservative valuations of stocks in the portfolio. Otherwise a number of stocks stood out on the plus side, in a variety of industries. GORMAN-RUPP, a manufacturer of pumps, JOHNSON CONTROLS, a maker of automobile seats, and Old Kent Financial, the recipient of a generous tender offer from FIFTH THIRD BANCORP all did well during the period. For us, the period demonstrated the importance of diversification, emphasis on high quality at reasonable valuations and patience.

Q: WERE THERE SOME STOCKS THAT LAGGED THE REST OF THE PORTFOLIO, AND WHAT IS YOUR VIEW ON THOSE STOCKS GOING FORWARD?

A: The communication services and health care sectors were both spotty. For Pioneer Equity-Income VCT Portfolio, the major investments in communications services are the OBaby Bells,O the successors to the original seven telephone companies spun out from the old AT&T at the beginning of 1984. Today only Bell South remains within its shell, that is, the business territory it had at the start. VERIZON, by contrast, represents the combination of investments our Portfolio made in Bell Atlantic, NYNEX, and the non-AT&T company GTE, all of which have merged in recent years. Similarly, SBC includes the original Bell operating companies Southwestern Bell, Ameritech, and Pacific Telesis. Former holding US West was acquired by Qwest, and because of a dramatic reduction in the dividend payment by the new controlling entity we decided to part company with it after the merger was completed last summer. We also have some shares in SPRINT and ALLTEL. We have avoided the debacles of the start-up telecommunications companies.

      With regard to health care, our positioning is similarly conservative, at least by our lights. We emphasized large pharmaceutical companies and generally kept away from volatile biotechnology, hospital-management, managed-care, and medical-products companies. Over the life of the Portfolio, some of our very best stock-price performance has come from pharmaceutical investments. The recent underperformance resulted, we think, from some specific concerns with regard to some of the companies, sector rotation in the market as shorter-term investors moved into other sectors and profit taking after the very good relative performance of pharmaceuticals in calendar year 2000. We continue to see great potential for the pharmaceutical stocks we own over the next several years. Indeed we took advantage of the weakness in the group to add one stock, ELI LILLY.

Q:    WHAT LIES AHEAD FOR THE MARKET?

A: Like everyone we watch the economic numbers. Clearly they show that things have slowed down and that investors are not altogether unjustified in thinking significant risks exist. Inventories are still out of line in some areas, and excess capacity in some industries surely exists. But is there anything really out of the ordinary about any of this? Are people correct in maintaining that Othis time is differentO (that is, much worse than normal), even when they were not at all correct before the slowdown in maintaining that Othis time is differentO (that is, much better than ever, a new paradigm)? No, we think they are just as wrong now. The business cycle can be rough. We are going through one of the periods of adjustment that we need to go through from time to time if excesses are not to become even more excessive and wrong turns by companies are not to end in total corporate destruction.

      Already, though, there are glimmers of light, we think, between the more distant trees in these woods in which we still find ourselves. Some companies are actually beginning to show results a bit better than expected. In any case, we intend to do what we always aim to do, which is to watch our investments closely, to make changes we believe indicated by their relative, long-term prospects, and otherwise sit patiently and wait. Thank you very much for your continued interest in the Portfolio.

PIONEER BALANCED VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                    [CHART]

U.S. Common Stocks                       58%
U.S. Government Agency Obligations       13%
Corporate Bonds                          12%
Short-Term Cash Equivalents              12%
U.S. Treasury Obligations                 4%
International Common Stocks               1%

SECTOR DISTRIBUTION
(As a percentage of long-term holdings)

                    [CHART]

U.S. Government Securities               19%
Financials                               19%
Technology                               11%
Health Care                               9%
Consumer Staples                          8%
Consumer Cyclicals                        8%
Capital Goods                             6%
Energy                                    5%
Communication Services                    5%
Other                                    10%

FIVE LARGEST HOLDINGS
(As a percentage of long-term holdings)

  1.  General Electric Co.                                         2.56%
  2.  Government National Mortgage Association,
      7.0%, 12/15/28                                               2.25
  3.  Government National Mortgage Association,
      6.5%, 12/20/25                                               1.95
  4.  Federal National Mortgage Association,
      6.0%, 11/01/14                                               1.89
  5.  US Treasury Bonds, 8.125%, 8/15/19                           1.81

PRICES AND DISTRIBUTIONS

                                                         6/30/01        12/31/00
Net Asset Value per Share                                $14.47          $14.60

DISTRIBUTIONS PER SHARE             INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                    $0.220         $   --          $   --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER BALANCED VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Lehman Brothers Government/Credit Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                     [CHART]

              PIONEER BALANCED VCT   LEHMAN BROTHERS GOVERNMENT/
              PORTFOLIO*             CREDIT BOND INDEX+           S&P 500 INDEX
3/31/1995     $10,000                $10,000                      $10,000
6/30/1995     $10,598                $10,649                      $10,951
              $11,847                $11,359                      $12,528
              $12,437                $11,144                      $13,790
              $13,536                $11,687                      $15,396
6/30/1997     $14,882                $12,007                      $18,566
              $15,920                $12,827                      $20,527
              $16,921                $13,362                      $24,155
              $16,341                $14,042                      $26,381
6/30/1999     $16,800                $13,723                      $29,637
              $16,754                $13,740                      $31,920
              $17,199                $14,314                      $31,777
              $17,668                $15,368                      $29,012
6/30/2001     $17,782                $15,908                      $27,075

+ Index comparisons begin 3/31/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index is an unmanaged measure of investment-grade domestic and Yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indices.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio          9.85%
(3/1/95)
5 Years                    7.41%
1 Year                     3.39%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

The Quantitative Management Group of Prudential Financial is an investment team with over 25 years of investment management experience. The team led by Mark Stumpp and James Scott took responsibility for the management of Pioneer Balanced VCT Portfolio on May 1, 2001. Team members Mike Lenarcic and co-manager John Van Belle oversee and manage the asset allocation of the equity portion of the portfolio; Michael Lillard manages the fixed income portion. In the following interview, Mike, John and Michael explain their management strategy for the Portfolio and discuss performance during the six months ended June 30, 2001.

Q:    HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?

A: The Portfolio did well in a challenging period for investing. For the six months, Pioneer Balanced VCT Portfolio had a positive return of 0.65% at net asset value.

      These results were achieved during a six-month period in which investors became increasingly conscious of weakening economic growth. The U.S. Federal Reserve Board aggressively attempted to reinvigorate the economy by lowering short-term rates six different times, by a total of 2.75%. Alarmed by evidence of slower growth, investors pulled back from the stock market, especially from the formerly high-flying technology and telecommunications stocks that had risen to high valuations a year earlier. Equities performed poorly during the first three months of 2001, although they showed signs of improvement in the second quarter. In the fixed income markets, non-Treasury securities that offer a spread - or yield - advantage performed well during the six months, with corporate bonds posting markedly improved returns and outperforming other sectors of the market.

Q:    WHAT IS THE BACKGROUND OF THE PORTFOLIO'S NEW MANAGEMENT TEAM?

A: The Quantitative Management Group began in 1975 managing balanced portfolios and still maintains a strong focus in balanced portfolio management. As our name implies, we use a quantitatively based investment process. We actively manage the Portfolio's allocation to stocks and bonds based on our continuous evaluation of the relative values in the two asset classes. As of June 30, the Portfolio had nearly 60% of holdings in equities, reflecting our assessment of the relative value and relative risks of stocks and bonds.

Q:    HOW IS THE EQUITY PORTION OF THE PORTFOLIO MANAGED?

A: We have a core equity style, not biased in favor of either growth or value stocks, and we have a widely diversified Portfolio. Since we assumed responsibility for the Portfolio in May, the number of stocks in the Portfolio has risen from approximately 60 to over 250 companies. We assembled the Portfolio from the bottom up, using our quantitative analysis techniques to evaluate companies on the basis of their potential and their risk characteristics.

Q:    HOW IS THE FIXED-INCOME PORTION OF THE PORTFOLIO MANAGED?

A: We generally try to keep the Portfolio diversified by investing in a variety of high quality, investment grade bonds. Our selection of securities affecting duration depends on our quantitative analysis of opportunities and risks at different places on the yield curve - which shows yields available among securities according to their maturities. The Portfolio's duration was about 4.7 years on June 30.

Q:    WHAT IS YOUR OUTLOOK?

A: We believe the aggressive actions by the Federal Reserve in the first six months of 2001 should finally start to show a positive impact on the economy. Equities should begin to show improved performance during the second half of the year. In the fixed income markets, the non-Treasury sectors should continue to perform well, although perhaps not as well as they did during the first half of the year.

PIONEER HIGH YIELD VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                  [CHART]

Convertible Corporate Bonds              64%
Corporate Bonds                          27%
Convertible Preferred Stock               9%

MATURITY DISTRIBUTION
(Effective life as a percentage of total investment portfolio)

                  [CHART]

0 - 1 year                                2.5%
1 - 3 years                              28.9%
3 - 4 years                               9.8%
4 - 6 years                              51.6%
6 - 8 years                               1.0%
8+ years                                  6.2%

FIVE LARGEST HOLDINGS
(As a percentage of total investment portfolio)

  1.  Tower Automotive Inc., 5.0%, 8/1/04                          5.13%
  2.  Adaptec Inc., 4.75%, 2/1/04                                  4.70
  3.  Triquint Semiconductor, 4.0%, 3/1/07                         4.64
  4.  Quantum Corp., 7.0%, 8/1/04                                  4.16
  5.  Aspen Technology, 5.25%, 6/15/05                             4.02

PRICES AND DISTRIBUTIONS

                                                        6/30/01        12/31/00
Net Asset Value per Share                               $10.34           $9.82

DISTRIBUTIONS PER SHARE             INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                    $0.492         $0.114          $   --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER HIGH YIELD VCT PORTFOLIO at net asset value, compared to the growth of Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

               PIONEER HIGH YIELD VCT   ML HIGH YIELD    ML INDEX OF CONVERTIBLE BONDS
               PORTFOLIO*               MASTER II INDEX  (SPECULATIVE QUALITY)
 5/31/2000     $10,000                  $10,000           $10,000
 6/30/2000     $10,692                  $10,193           $10,511
               $10,698                  $10,248            $9,971
               $11,230                  $10,348           $11,078
 9/30/2000     $11,221                  $10,259           $10,665
               $11,090                   $9,933            $9,964
               $10,568                   $9,552            $8,366
12/31/2000     $10,623                   $9,770            $8,424
               $11,466                  $10,388            $9,269
               $11,314                  $10,546            $8,068
 3/31/2001     $11,335                  $10,335            $7,515
               $11,722                  $10,194            $8,195
               $11,960                  $10,374            $8,198
 6/30/2001     $11,854                  $10,101            $8,074

The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio                   13.68%
(5/1/00)
1 Year                              10.87%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

High-yield bonds showed signs of recovery during the six months that ended June 30, 2001, as investors were heartened by the positive effects of an aggressive program of cuts in short-term interest rates implemented by the Federal Reserve Board. However, there was a sharp divergence between the performance of high-yield bonds issued by telecommunications companies, on the one hand, and most of the rest of the market on the other. Margie Patel, a member of your Portfolio's management team, helped your Portfolio avoid the pitfalls that marked the telecommunications sector and offer an outstanding return. In the following discussion, Margie Patel outlines the market and her successful strategy during the past six months.

Q:    HOW DID THE PORTFOLIO PERFORM DURING THE FIRST SIX MONTHS OF 2001?

A: It significantly outperformed the high-yield market as measured by the Portfolio's benchmark, Merrill Lynch High-Yield Master II Index. During the six months ending June 30, 2001, the Portfolio returned 11.59% at net asset value, compared to 3.38% for the Merrill Lynch Index.

Q:    WHAT WAS THE HIGH-YIELD BOND MARKET ENVIRONMENT LIKE DURING THE PERIOD?

A: Two stories developed in the high-yield market. One involved the continuing struggles of the telecommunications sector, which continued to be rocked by poor company performance and a rash of bankruptcies. The other tale was one of relative stability in the rest of the market, with the possible exception of a few, small commodity-based sectors like textiles. In this other side of the market, bonds maintained their prices while earning income in the 3% to 6% range. By reaching some stability, the high-yield market rebounded from the significant troubles it had encountered in 2000. The main factor that improved the backdrop was the Federal Reserve Board's dramatic and aggressive stance toward lowering short-term interest rates to support U.S. economic growth. Investors became more reassured that an economic recovery would occur at some point in the not-too-distant future, enough to sustain corporate earnings and support high-yield issuers. In addition, because of its previous difficulties, the high-yield market offered some very attractive yields relative to other investments. Investors from other sectors were lured to these yields within an environment of relative stability.

Q:    WHAT WERE THE FACTORS THAT DROVE THE PORTFOLIO'S PERFORMANCE?

A: The Portfolio benefited from a combination of an avoidance of the telecom sector and the price appreciation offered by some of the holdings. The Portfolio continued to have a significant weighting in the technology sector - 42% of the Portfolio at the end of June - with a particular focus on semiconductor and semiconductor capital equipment firms, software providers, and companies that offer storage and peripherals. Among the technology investments that fared well were data storage firm ADAPTEC, GENERAL SEMICONDUCTOR, and electronics wholesaler WESCO DISTRIBUTION. Other securities that added to performance were a water utility, AZURIX, as well as EOT ENERGY and TOWER AUTOMOTIVE. These last two companies were chosen for the Portfolio because of their sensitivity to changes in interest rates. Their performance indeed improved as rates were on the decline.

      No period passes without its disappointments, and this six-month timeframe was no exception. During the period, the Portfolio's investments in CRITICAL PATH and EXCITE@HOME were two that didn't come through as planned. The former, an email hosting service, saw its bonds' prices decline substantially due to accounting issues that caused the company's revenues to be stated materially lower. Excite@Home declined because of concerns about negative cash flow in the company's web site operations as well as the potential of lower revenue from the broadband services the firm provides to its cable customers.

Q:    WHAT WAS YOUR INVESTMENT APPROACH DURING THE PERIOD?

A: My strategy hasn't changed. I continued to target investments on those sectors or industries with growth rates that are higher than the economy as a whole. Technology happens to be a sector that offers a significant opportunity to invest in a number of companies offering fast growth. As such, the tech sector is well represented in the Portfolio. Energy also continued to be attractive - investments in energy concerns made up just under 10% of the Portfolio at the end of the period - as tight supply and sustained demand for energy worldwide helped support exploration, drilling, and production activities.

      I continued to invest a significant part of the Portfolio - roughly 62% as of the end of June - in discounted convertible securities that provide high yields and offer exposure to attractive industries where straight high-yield bonds are not available. These investments are particularly attractive because they offer the possibility of price appreciation when the value of the company's stock is on the rise. With many stocks on the decline and downward volatility marking the equity market, yields on many convertible securities have risen to very high levels, making many of them more attractive than ordinary high-yield alternatives.

Q:    WHAT IS YOUR OUTLOOK?

A: Aside from the telecommunications industry - which continues to have an ominous outlook - the high-yield bond sector continues to stabilize. Within an environment of stability, high-yield bonds should offer the possibility of modest price appreciation coupled with attractive income over the next 12 months.

[SIDENOTE]

The Portfolio invests in high yield bonds which may be subject to greater principal fluctuations than investment grade bonds.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER STRATEGIC INCOME VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                   [CHART]

Corporate Bonds                          45%
Convertible Corporate Bonds              25%
Foreign Government Bonds                 10%
U.S. Government Agency Obligations        7%
U.S. Treasury Obligations                 7%
Asset-Backed Securities                   4%
Supranational Bonds                       2%


QUALITY DISTRIBUTION
(As a percentage of total investment portfolio)

                   [CHART]

Cash Equivalents                         0.4%
Treasury/Agency                         14.4%
AAA                                      7.4%
AA                                       4.2%
A                                        4.5%
BBB                                     10.5%
Below BBB                               58.6%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

  1.  Government of France, 3.0%, 7/25/09                          5.07%
  2.  U.S. Treasury Bond, 7.875%, 2/15/21                          3.73
  3.  U.S. Treasury Note, 5.75%, 8/15/10                           3.03
  4.  Qwest Capital Funding, 7.25%, 2/15/11                        1.97
  5.  Republic of Argentina, 11.75%, 4/7/09                        1.92

PRICES AND DISTRIBUTIONS

                                                        6/30/01        12/31/00
Net Asset Value per Share                                $9.41           $9.43

DISTRIBUTIONS PER SHARE                 INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                    DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                        $0.366         $   --          $   --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER STRATEGIC INCOME VCT PORTFOLIO at net asset value, compared to the growth of the Lehman U.S. Universal Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

                PIONEER STRATEGIC       LEHMAN AGGREGATE      LEHMAN U.S.
                INCOME VCT PORTFOLIO*   BOND INDEX            UNIVERSAL INDEX
 7/31/1999      $10,000                 $10,000               $10,000
                 $9,975                  $9,995                $9,989
                 $9,999                 $10,111               $10,097
                $10,002                 $10,148               $10,139
                $10,026                 $10,147               $10,156
12/31/1999      $10,070                 $10,099               $10,136
                 $9,992                 $10,065               $10,102
                $10,054                 $10,187               $10,230
                $10,058                 $10,322               $10,350
                 $9,983                 $10,292               $10,318
                 $9,922                 $10,286               $10,299
 6/30/2000      $10,180                 $10,500               $10,521
                $10,268                 $10,596               $10,623
                $10,335                 $10,750               $10,778
                $10,316                 $10,817               $10,833
                $10,219                 $10,889               $10,876
                $10,152                 $11,067               $11,023
12/31/2000      $10,525                 $11,273               $11,234
                $10,864                 $11,458               $11,453
                $10,873                 $11,558               $11,550
                $10,784                 $11,616               $11,589
                $10,878                 $11,567               $11,538
                $10,915                 $11,636               $11,621
 6/30/2001      $10,913                 $11,654               $11,680

Index comparison begins July 31, 1999. The Lehman U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio                   4.66%
(7/29/99)
1 Year                              7.2%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Strategic Income VCT Portfolio benefited from the improved performance by domestic corporate bonds, both investment-grade and high-yield, during the six-month period ended June 30, 2001. In the following interview Kenneth J. Taubes discusses the factors that influenced the Portfolio's performance during the six months. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q:    HOW DID THE PORTFOLIO PERFORM OVER THE FIRST SIX MONTHS OF 2001?

A: The Portfolio, helped by good sector and security selection, performed very well compared to its competitive peer group. Investments in foreign issues tended to hold back performance relative to the benchmark Lehman U.S. Universal Index, which does not include any non-U.S. securities. During a period in which foreign currencies weakened in value relative to the U.S. dollar, international bond holdings tended to detract from returns. For the six months, the Portfolio had a total return of 3.68% at net asset value, while the Lehman index returned 3.73%.

Q:    WHAT FACTORS AFFECTED PERFORMANCE?

A: The investment environment was much better for domestic corporate bonds, which the Portfolio typically emphasizes. The U.S. Federal Reserve Board moved aggressively to stimulate economic growth by lowering short-term rates. The Fed cut rates six separate times during the six months, by a total of 2.75%. The most immediate impact of these rate cuts was felt by short-term, high-grade securities, especially government securities. Rates among securities with maturities of less than two years fell dramatically and their prices rose, while long-term rates of government bonds tended either to be stable or even increase slightly. Corporate bonds, both investment-grade and high-yield, performed well as investors were encouraged by the prospects of increased liquidity in the economy resulting from the Fed's actions. Early in the period, we increased our holdings in investment-grade corporate debt, which helped Portfolio returns as this sector was the best performing one in the fixed income market. Our high-yield,lower-grade holdings were concentrated in upper-tier, B- and BB-rated securities that also enhanced returns. We significantly de-emphasized high-yield telecommunications bonds. This strategy helped performance as these issues performed very poorly.

      Consistent with our strategy to be diversified, we maintained allocations in foreign bonds. However, the strong U.S. dollar undercut the performance of investment-grade European bonds. As the euro fell in value versus the U.S. dollar, investment returns achieved in euro-denominated holdings were eroded when the returns were translated into the dollar. Performance by the Fund's emerging market holdings was mixed. Some Latin American holdings, notably securities from Argentina and Brazil, were poor performers. Investments in Mexico and outside Latin America turned in good results. Among the emerging market holdings that contributed to performance were: Pemex, the national oil company of Mexico; AES CHINA, which is involved in power generation; and Reliance Companies, an industrial corporation in India.

Q:    WHAT WERE YOUR PRINCIPAL STRATEGIES?

A: We continued to focus primarily on the corporate bond market. On June 30, for example, 53% of holdings were invested in high-yield, corporate debt and another 13.4% were invested in investment-grade corporate bonds. Early in the period, we took advantage of a brief rally in high-yield telecommunications bonds to sell several additional holdings in that sector, directing proceeds to investment-grade bonds. We did acquire some investment-grade telecommunications bonds of companies such as WORLDCOM and QWEST. We believed they were among the stronger companies and would eventually benefit from the looming shakeout in the sector. High-yield, emerging market debt accounted for 6.9% of holdings, while investment-grade, international bonds encompassed 13.8% of holdings. Despite weakness in the value of the euro, we maintained a commitment to European investment-grade bonds, such as Danish mortgages and French government securities. Many European bonds, including our holdings, offer higher yields than can be found from comparable holdings in the United States. We believe that with the erosion in the value of the euro, European securities have become very inexpensive.

Q:    WHAT IS YOUR OUTLOOK?

A: The Federal Reserve Board may be nearing the conclusion of its round of interest-rate cuts, and the economy should start to feel the beneficial effects of both lower interest rates and lower federal tax rates late this year or early in 2002. Corporate bond prices currently reflect a pessimistic view of the effects of an economic slowdown. As a result, we continue to see good opportunities in the corporate bond market, both investment-grade and high-yield. These sectors should continue to perform well as economic growth picks up. We also believe European bonds represent good relative value and we may increase our holdings in Europe if we see further declines in the value of the euro. European bonds offering higher yields than those found in the United States represent good value.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SWISS FRANC BOND VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                     [CHART]

Corporate Bonds                             77%
Foreign Government Bonds                    23%

QUALITY DISTRIBUTION
(As a percentage of debt holdings)

                     [CHART]

AA                                          37.1%
AAA                                         32.7%
A                                           27.7%
Cash and Cash Equivalents                    2.5%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

  1.  Societe Nationale des Chemins de Fer Francais,
      5.25%, 2/24/05                                               5.99%
  2.  Transpower Finance Ltd., 4.25%, 6/10/04                      5.74
  3.  AB Spintab, 3.25%, 1/24/02                                   5.61
  4.  Inter-American Development Bank, 6.25%, 12/3/02              4.86
  5.  Citibank Credit Card Master Trust, 3.50%, 11/25/02           4.67

PRICES AND DISTRIBUTIONS

                                                        6/30/01        12/31/00
Net Asset Value per Share                               $10.42          $11.37

DISTRIBUTIONS PER SHARE                INCOME        SHORT-TERM        LONG-TERM
(12/31/00 - 6/30/01)                   DIVIDENDS     CAPITAL GAIN      CAPITAL GAIN
                                       $   --        $    --           $    --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER SWISS FRANC BOND VCT PORTFOLIO at net asset value, compared to the growth of Merrill Lynch Global Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                           [CHART]

                PIONEER SWISS FRANC    MERRILL LYNCH GLOBAL
                BOND VCT PORTFOLIO*    BOND INDEX
11/30/1995      $10,000                $10,000
                $10,013                $10,110
                 $9,244                 $9,991
                 $8,931                $10,515
 6/30/1997       $8,379                $10,543
                 $8,313                $10,845
                 $8,079                $11,196
                 $9,101                $12,231
 6/30/1999       $8,061                $11,548
                 $7,864                $11,754
                 $7,593                $11,883
                 $7,877                $12,342
 6/30/2001       $7,219                $12,187

Index comparison begins 11/30/95. The Merrill Lynch Global Bond Index is an unmanaged measure of nearly 3,000 global government securities and Eurobonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio
(11/1/95)                 -5.55%
5 Years                   -4.82%
1 Year                    -4.93%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

In the following discussion, Sal Pramas, Pioneer Swiss Franc Bond VCT Portfolio's manager and leader of its investment team, reviews the past six months and the factors that affected the Portfolio's performance.

Q:    HOW DID THE PORTFOLIO PERFORM OVER THE SIX MONTHS?

A: The main objective of the Portfolio is to track the performance of the Swiss franc, and we achieved that over the year. In fact, your Portfolio's performance surpassed the performance of the Swiss franc. The Portfolio declined 8.36% for the six months ended June 30, 2001. The Swiss franc declined 9.81% for the year. In comparison the Portfolio's benchmark index, the Merrill Lynch Global Bond Index, returned -4.21%.

Q:    WHAT WAS THE INTEREST RATE ENVIRONMENT LIKE OVER THE YEAR?

A: For most of last year, the Swiss Central Bank raised short-term interest rates. So far, the first six months of 2001 have been different in that the Swiss Central Bank has left rates virtually unchanged for the first half of the year.

Q:    HOW IS THE PORTFOLIO STRUCTURED?

A: The Portfolio's average maturity is kept relatively short. This decision relates to the fact that we are concerned about the potential for inflation in Europe due to the weakness of several different currencies. The Portfolio's average maturity on June 30, 2001 was 2.55 years.

      When selecting securities for the Portfolio, we focus almost exclusively on high-quality issues that are attractively valued with respect to both price and yield. On June 30, the average credit quality of the Portfolio was AA. (Ratings apply to the creditworthiness of the issuer, not Portfolio shares.) A blend of corporate credits, supranationals, government and sovereign bonds comprise the Portfolio. We believe that including a variety of different kinds of bonds in the Portfolio provides shareowners with a diversified investment.

Q:    WHAT IS YOUR OUTLOOK FOR THE SWISS FRANC AND THE PORTFOLIO?

A: With the apparent slowdown in economic growth in the United States, it is expected that the U.S. dollar will eventually begin to weaken. Historically, the Swiss Franc has strengthened when other economies weaken. If this happens, the Swiss franc should become more attractive to investors and its value will likely appreciate. As always the Portfolio will remain fully invested in the Swiss franc.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

PIONEER AMERICA INCOME VCT PORTFOLIO

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                   [CHART]

U.S. Government Agency Obligations            65%
U.S. Treasury Obligations                     31%
Short-Term Cash Equivalents                    4%

PORTFOLIO MATURITY
(Effective life as a percentage of total investment portfolio)

                   [CHART]

0 - 1 year                                   2.0%
1 - 3 years                                  5.1%
3 - 4 years                                 36.8%
4 - 6 years                                 23.9%
6 - 8 years                                 16.4%
8+ years                                    15.8%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

  1.  U.S. Treasury Notes, 6.5%, 2/15/10                           15.21%
  2.  U.S. Treasury Bonds, 7.25%, 5/15/16                           9.09
  3.  U.S. Treasury Notes, 6.25%, 8/15/23                           4.74
  4.  Federal Home Loan Mortgage Corporation, 6.5%, 4/1/31          3.99
  5.  U.S. Treasury Notes, 6.625%, 5/15/07                          3.49

PRICES AND DISTRIBUTIONS

                                                         6/30/01        12/31/00
Net Asset Value per Share                                 $9.94           $9.97

DISTRIBUTIONS PER SHARE            INCOME         SHORT-TERM        LONG-TERM
(12/31/00 - 6/30/01)               DIVIDENDS      CAPITAL GAIN      CAPITAL GAIN
                                   $0.277         $    --           $    --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER AMERICA INCOME VCT PORTFOLIO at net asset value, compared to the growth of the Lehman Brothers Fixed Rate Mortgage-Backed Index and Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

                   PIONEER AMERICA        LEHMAN BROTHERS        LEHMAN BROTHERS FIXED
                   INCOME VCT PORTFOLIO*  GOVERNMENT BOND INDEX  RATE MORTGAGE-BACKED INDEX
3/31/1995          $10,000                $10,000                $10,000
6/30/1995          $10,109                $10,620                $10,521
                   $10,574                $11,302                $11,098
                   $10,339                $11,098                $11,138
                   $10,712                $11,615                $11,693
6/30/1997          $10,967                $11,919                $12,150
                   $11,616                $12,727                $12,802
                   $11,991                $13,261                $13,234
                   $12,563                $13,981                $13,694
6/30/1999          $12,240                $13,664                $13,765
                   $12,246                $13,667                $13,947
                   $12,749                $14,344                $14,459
                   $13,686                $15,477                $15,505
6/30/2001          $14,026                $15,830                $16,089

Index comparison begins 3/31/95. The Lehman Brothers Fixed Rate Mortgage-Backed Index is an unmanaged index including 15- and 30-year fixed rate securities backed by pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations of corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. you cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio
(3/1/95)                   5.47%
5 Years                    6.29%
1 Year                    10.02%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

For the first half of 2001, your Portfolio was managed in an environment of slowing economic growth and declining interest rates. Against this backdrop, Treasury and GNMA securities rewarded investors with healthy gains during this time frame. In the following conversation, Richard Schlanger, a member of the fixed-income team, discusses the factors that affected the fixed-income market and your Portfolio.

Q:    HOW DID THE PORTFOLIO PERFORM DURING THE FIRST SIX MONTHS OF 2001?

A: Pioneer America Income VCT Portfolio produced relatively strong gains for the first half of 2001. For the six months ended June 30, 2001, the Portfolio generated a total return of 2.49%. Your Portfolio also provided an attractive level of income while maintaining the highest credit quality
      - AAA. (Quality ratings apply to underlying portfolio securities, not fund shares).

Q:    WHAT WAS THE ECONOMIC ENVIRONMENT LIKE DURING THE FIRST HALF OF 2001?

A: It was a challenging economic environment during the first six months of 2001. Gross domestic product (GDP) declined, corporate earnings were weak and unemployment began to inch up. In response to this situation, the Federal Reserve Board undertook one of the most accelerated interest-rate reducing cycles in history. In the January-through-June time period, the Fed cut short-term interest rates six times, for a total of 2.75%.

      The Fed's lower interest-rate policy had the effect of altering the shape of the yield curve. As interest rates declined, the yield curve changed from a flat position to a positive sloping position. (The yield curve shows the relationship between bond yields and maturity lengths. When the yield curve is flat, yields on short-term bonds and yields on long-term bonds are at about the same level. When the yield curve steepens, or slopes upward, yields on short-term bonds are lower than yields on long-term bonds.) An upward sloping yield curve (often referred to as a positive yield curve) demonstrates the more typical relationship between bond yields and maturity lengths.

Q:    IN THIS ENVIRONMENT, WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

A: We did not change the Portfolio materially. At the end of the period, the Portfolio continued to focus on GNMA securities (Government National Mortgage Association securities). Like U.S. Treasury securities, GNMAs are backed by the full faith and credit of the U.S. government - an important distinction for investors. (A full faith and credit backing applies to underlying Portfolio securities, not Portfolio shares.) GNMAs were popular with investors, and they provided an attractive yield advantage over comparable Treasuries. As a result, your Portfolio's large concentration in GNMA securities benefited performance - because on a total return basis, GNMAs outperformed Treasuries.

      In managing the GNMA portion of the Portfolio, we made some strategic moves that helped the Portfolio's return. Declining interest rates resulted in lower home mortgage rates, making it attractive for homeowners to refinance or prepay their mortgages. When mortgages are prepaid faster than market expectations, the result can be lower than anticipated returns from mortgage-backed securities, such as a GNMAs. GNMAs that carried the highest coupons (stated rates of interest) were susceptible to refinancing. Therefore, we sold a number of these high-coupon GNMA securities and replaced them with mortgages that have coupons in the 7% to 7.5% range, which we believe are less likely to be refinanced.

      We also made some strategic changes to the Treasury position in the Portfolio. We believe that weak economic growth coupled with tax cuts are likely to reduce revenues going into the Treasury over the next few years. As a result, the Treasury may not have the budget surpluses it had projected, and it may have to step up bond issuance to obtain revenue to fund various government programs. We believe the Treasury may use this situation as an opportunity to call in previously issued bonds (callable bonds) with relatively high yields and replace them with new bonds carrying lower yields. In light of this possibility, we sold some of our callable Treasury securities and replaced them with noncallable securities with longer maturities and attractive yields. By adding noncallable bonds to the Portfolio, we have locked in relatively high yields for the future. This should help the Portfolio maintain its steady stream of relatively strong income over the long term.

Q:    DO YOU EXPECT THE FIXED-INCOME MARKETS TO PERFORM WELL IN THE FUTURE?

A: We are generally positive in our outlook for the fixed-income markets and for your Portfolio over the next several months. The slowdown in economic growth in the United States and abroad is taking its toll on corporate earnings and stock market returns. As a result, many investors are seeking the relative stability and safety of high quality fixed-income investments, and the demand for GNMA and Treasury securities remains robust. We expect this situation to continue. With an aging population, more retirees will want to reduce their equity exposure, and mortgages offer higher current income with AAA credit quality to boot. In this type of economic environment, we believe that the Portfolio is a wise choice for more conservative investors looking for positive returns with competitive income from the highest credit quality securities available.

PIONEER MONEY MARKET VCT PORTFOLIO

Pioneer Money Market VCT Portfolio continued to provide competitive income while maintaining a $1 share price during the six-month period ending June 30, 2001. The Portfolio invests exclusively in high-quality money market instruments issued by U.S. agencies and domestic corporations and banks. All issues have the highest ratings from the two leading nationally recognized ratings organizations: A1 by Standard and Poor's Investors Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Portfolio shares.)

In the following discussion, Kenneth J. Taubes reviews the investment environment and strategies that affected the Portfolio's performance over the six months. Mr. Taubes, head of Pioneer's fixed income group, oversees the team responsible for the daily management of the Portfolio.

Q:    HOW DID THE PORTFOLIO PERFORM DURING THE FIRST SIX MONTHS OF 2001?

A: The seven-day effective yield on Class I shares on June 30, 2001 was 3.04%, compared to a 5.92% yield six months earlier. For the six-month period, the total return at net asset value for the Portfolio was 2.17%.

Q:    WHAT FACTORS AFFECTED PERFORMANCE, PARTICULARLY THE DECLINE IN YIELD?

A: The reduction in yield reflected the effects of the Federal Reserve Board's decisions during the six months. In a series of actions designed to stimulate economic growth, the Fed cut the Federal Funds Rate - the rate banks are charged for overnight loans - six different times during the period, by a total of 2.75%. Inevitably, other short-term rates fell dramatically, including the yields on all money market instruments. As a result, the securities in which the Portfolio invests offered far lower yields at the end of the period than they did at the beginning of the period.

Q:    WHAT WERE YOUR PRINCIPAL STRATEGIES OVER THE PERIOD?

A: We tried to provide an attractive dividend stream by extending the average life of Portfolio securities to more than 40 days and locking in higher yields for as long as possible. We did not, however, compromise on credit quality in an effort to keep the yield higher. All of the Portfolio holdings are in the top tier of the quality spectrum. The securities in which we invest are from established companies such as FNMA, WAL-MART and COCA-COLA. These are blue chip companies without any credit problems.

Q:    WHAT IS YOUR OUTLOOK?

A: We believe interest rates may be near the bottom and are not likely to fall significantly below their current levels. However, the Federal Reserve probably will not reverse policy and raise rates soon. The Fed appears willing to allow for time for the effects of lower rates to work their way through the economy and stimulate growth. As a result, short-term interest rates are not likely to rise substantially, at least until late in 2002, and the Portfolio's yield probably will not rise significantly in the near future. We will, however, continue to emphasize investments in only the highest quality securities.

PRICES AND DISTRIBUTIONS

                                                        6/30/01        12/31/00
Net Asset Value per Share                                $1.00           $1.00

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM        LONG-TERM
(12/31/00 - 6/30/01)              DIVIDENDS      CAPITAL GAIN      CAPITAL GAIN
                                  $0.021         $    --           $    --

An investment in Pioneer Money Market VCT Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

Life-of-Portfolio
(3/1/95)                   4.81%
5 Years                    4.78%
1 Year                     5.18%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PIONEER EMERGING MARKETS VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

SHARES                                                                    VALUE
            PREFERRED STOCKS - 2.3%
            CAPITAL GOODS - 0.4%
            AEROSPACE/DEFENSE - 0.4%
   1,500    Embraer Aircraft Corp. (A.D.R.)                          $    58,575
                                                                     -----------
            TOTAL CAPITAL GOODS                                      $    58,575
                                                                     -----------
            COMMUNICATION SERVICES - 0.5%
            TELEPHONE - 0.5%
    3,901   Tele Norte Leste Participacoes (A.D.R.)                  $    59,529
                                                                     -----------
            TOTAL COMMUNICATION SERVICES                             $    59,529
                                                                     -----------
            FINANCIALS - 0.7%
            BANKS (MAJOR REGIONAL) - 0.7%
  110,200   Itausa - Investimentos Itau SA                           $   100,073
                                                                     -----------
            TOTAL FINANCIALS                                         $   100,073
                                                                     -----------
            UTILITIES - 0.7%
            ELECTRIC COMPANIES - 0.7%
   16,600   Centrais Electricas Brasileiras SA (A.D.R.)              $    97,525
                                                                     -----------
            TOTAL UTILITIES                                          $    97,525
                                                                     -----------
            TOTAL PREFERRED STOCKS
            (Cost $332,355)                                          $   315,702
                                                                     -----------
            COMMON STOCKS - 97.2%
            BASIC MATERIALS - 8.8%
            ALUMINUM - 0.2%
    1,800   Hindalco Industries Ltd.                                 $    31,929
                                                                     -----------
            CHEMICALS - 0.9%
    6,799   Daelim Industrial Co.                                    $    53,848
      200   Reliance Industries Ltd. (144A)*                               3,130
    4,100   Reliance Industries Ltd. (G.D.R.) (144A)*                     64,165
                                                                     -----------
                                                                     $   121,143
                                                                     -----------
            CHEMICALS (DIVERSIFIED) - 0.2%
    1,840   LG Chemicals, Ltd.*                                      $    24,477
                                                                     -----------
            CHEMICALS (SPECIALTY) - 1.2%
   32,000   Formosa Plastic Corp.                                    $    36,526
   43,300   Indian Petrochemicals Corp., Ltd.*                            47,175
   73,000   Nan Ya Plastics Corp.                                         73,784
                                                                     -----------
                                                                     $   157,485
                                                                     -----------
            CONSTRUCTION (CEMENT & AGGREGATES) - 0.3%
   12,000   Gujarat Ambuja Cements Ltd.                              $    47,270
                                                                     -----------
            GOLD & PRECIOUS METALS MINING - 1.3%
    1,975   Anglogold Ltd.                                           $    73,026
    2,200   Compania de Minas Buenaventura
            SA (A.D.R.)                                                   40,568
      700   Compania de Minas Buenaventura
            SA (Class B)                                                   6,077
    8,700   Gold Fields Ltd.*                                             39,184
  211,000   PT Aneka Tambang TBK*                                         18,525
                                                                     -----------
                                                                     $   177,380
                                                                     -----------
            IRON & STEEL - 2.5%
  196,000   China Steel Corp., Ltd.                                  $    97,915
    3,500   Pohang Iron & Steel Co., Ltd. (A.D.R.)                        69,020
   10,100   Remgro Ltd.*                                                  72,532
   22,200   Siderca SAIC                                                  43,086
   24,200  Tata Iron and Steel Co., Ltd.                                  59,574
                                                                     -----------
                                                                     $   342,127
                                                                     -----------
            METALS MINING - 2.2%
    7,800   Companhia Vale do Rio Doce (A.D.R.)                      $   180,960
   11,500   KGHM Polska Miedz SA                                          48,240
  159,000   Yanzhou Coal Mining                                           73,386
                                                                     -----------
                                                                     $   302,586
                                                                     -----------
                  Total Basic Materials                              $ 1,204,397
                                                                     -----------
            CAPITAL GOODS - 2.6%
            ELECTRICAL EQUIPMENT - 0.3%
   11,500   Bharat Heavy Electricals (Demat Shares)                  $    43,125
                                                                     -----------
            MANUFACTURING (DIVERSIFIED) - 0.9%
   32,000   China Resources Enterprise Ltd.*                         $    53,950
  199,300   Glorious Sun Enterprises Ltd.                                 31,429
    5,500   Grasim Industries Ltd.                                        35,141
                                                                     -----------
                                                                     $   120,520
                                                                     -----------
            METAL FABRICATORS - 1.1%
   11,900   Tubos de Acero de Mexico SA (A.D.R.)                     $   150,535
                                                                     -----------
            TRUCKS & PARTS - 0.3%
    9,250   Larsen & Toubro Ltd.                                     $    43,212
                                                                     -----------
            TOTAL CAPITAL GOODS                                      $   357,392
                                                                     -----------
            COMMUNICATION SERVICES - 19.6%
            CELLULAR/WIRELESS TELECOMMUNICATIONS - 7.1%
    5,200   Advanced Information Service, Plc.                       $    50,334
   67,500   China Mobile Ltd.*                                           356,548
    5,100   Mobinil-Egyptian Mobile Services*                             76,408
   11,837   SK Telecom Co., Ltd.                                         200,045
   66,500   Smartone Telecommunications                                   76,733
   47,527   Taiwan Cellular Corp.*                                        61,980
   84,800   Technology Resources Industries Bhd                           43,739
   13,400   Total Access Communication
            Public Company Ltd.*                                          30,150
  106,400   United Communication Industry
            Public Co., Ltd.*                                             69,366
                                                                     -----------
                                                                     $   965,303
                                                                     -----------
            TELECOMMUNICATIONS (LONG DISTANCE) - 0.8%
   25,500   Asia Satellite Telecommunications
            Holdings Ltd.                                            $    44,136
    5,375   Videsh Sanchar Nigam Ltd.*                                    72,025
                                                                     -----------
                                                                     $   116,161
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                    VALUE
            TELEPHONE - 11.7%
    1,100   Brasil Telecom                                           $    46,211
    5,000   Brasil Telecom SA*                                                25
   33,722   Carso Global Telecom*                                         81,045
    6,600   Compania de Telephonos
            de Chile SA (A.D.R.)*                                         92,928
   12,040   Embratel Participacoes (A.D.R.)                               90,059
    9,101   Hellenic Telecommunication
            Organization SA                                              119,504
    1,600   Korea Telecom Corp.                                           63,975
    7,800   Korea Telecom Corp. (A.D.R.)*                                171,444
   24,302   Mahanagar Telephone (Demat Shares)                            64,681
    3,750   Matav Rt (A.D.R.)                                             56,063
    7,600   Philippine Long Distance Telephone Co.                       105,103
   28,800   PT Indosat Indonesian Satellite Corp.                        257,760
    3,200   Cesky Telecom AS                                              28,993
    1,900   Tele Centro Oeste Celular
            Participacoes SA                                              16,435
   74,600   TelecomAsia Corp. Public Co., Ltd.*                           30,912
    1,300   Telefonos de Mexico SA                                        45,617
   39,340   Telekomunik Indonesia SP (A.D.R.)                            218,730
   24,200   Telekomunikacja Polska SA                                    106,045
                                                                     -----------
                                                                     $ 1,595,530
                                                                     -----------
            TOTAL COMMUNICATION SERVICES                             $ 2,676,994
                                                                     -----------
            CONSUMER CYCLICALS - 6.4%
            AUTO PARTS & EQUIPMENT - 0.7%
    1,500   Halla Climate Control Co.                                $    46,251
   26,000   Cycle & Carriage                                              45,634
                                                                     -----------
                                                                     $    91,885
                                                                     -----------
            AUTOMOBILES - 1.0%
    1,900   Hyundai Heavy Industries*                                $    44,852
   28,000   Mahindra & Mahindra Ltd. (G.D.R.)*                            53,900
  195,700   PT Astra International Tbk*                                   33,934
                                                                     -----------
                                                                     $   132,686
                                                                     -----------
            BUILDING MATERIALS - 0.4%
    6,900   Suez Cement Co. (144A)*                                  $    62,790
                                                                     -----------
            LEISURE TIME (PRODUCTS) - 0.8%
    6,435   Bajaj Auto Ltd. (Demat Shares)                           $    35,513
   47,000   Berjaya Sports Toto Bhd                                       47,495
    8,341   Hero Honda Motors*                                            25,631
                                                                     -----------
                                                                     $   108,639
                                                                     -----------
            LODGING-HOTELS - 0.7%
    7,950   The Indian Hotels Co. Ltd. (G.D.R.) (144A)               $    46,706
   34,000   Resorts World Bhd                                             45,632
                                                                     -----------
                                                                     $    92,338
                                                                     -----------
            PUBLISHING - 0.3%
  300,000   Oriental Press Group                                     $    44,232
                                                                     -----------
            RETAIL (DEPARTMENT STORES) - 0.3%
      497   Shinsegae Co., Ltd.                                      $    35,923
                                                                     -----------
            RETAIL (DISCOUNT) - 0.3%
   15,915   Walmart De Mexico (Class C)                              $    39,023
                                                                     -----------
            RETAIL (SPECIALTY-APPAREL) - 0.5%
   11,600   Edgars Consolidated Stores Ltd.                          $    41,508
   51,300   Truworths International Ltd.*                                 32,443
                                                                     -----------
                                                                     $    73,951
                                                                     -----------
            SERVICES (COMMERCIAL & CONSUMER) - 0.7%
   14,700   Bidvest Group Ltd.*                                      $    91,320
                                                                     -----------
            TEXTILES (HOME FURNISHINGS) - 0.5%
  119,720   Far Eastern Textile Ltd. (G.D.R.)                        $    66,762
                                                                     -----------
            TEXTILES (SPECIALTY) - 0.2%
   48,600   Formosa Chemicals & Fibre Corp.                          $    34,019
                                                                     -----------
            TOTAL CONSUMER CYCLICALS                                 $   873,568
                                                                     -----------
            CONSUMER STAPLES - 14.3%
            BEVERAGES (ALCOHOLIC) - 2.8%
  728,000   Andalou Efes                                             $    27,911
                                                                     -----------
   3,400    COMPANHIA DE BEBIDAS                                          78,710
   71,700   Grupo Modelo S.A. de CV                                      193,313
   11,100   South African Breweries Plc                                   84,126
                                                                     -----------
                                                                     $   384,060
                                                                     -----------
            BEVERAGES (NON-ALCOHOLIC) - 1.9%
    2,200   Coca-Cola SA de CV (A.D.R.)                              $    54,340
    3,800   Embotelladora Andina SA (A.D.R.)                              51,224
    1,300   Fomento Economico Mexicano, SA de CV                          55,653
    1,700   Panamerican Beverages, Inc.                                   34,510
   19,200   Sermsuk Public Co., Ltd.*                                     64,495
                                                                     -----------
                                                                     $   260,222
                                                                     -----------
            BROADCASTING (CABLE/TELEVISION/RADIO) - 0.8%
  811,300   Benpres Holdings Corp.*                                  $    25,380
    6,605   Grupo Radio Centro SA de CV (A.D.R.)                          47,886
      923   Grupo Televisa SA (A.D.R.)*                                   36,929
      600   MIH Holdings Ltd.*                                             1,267
                                                                     -----------
                                                                     $   111,462
                                                                     -----------
            DISTRIBUTORS (FOOD & HEALTH) - 0.5%
   21,700   Kimberly-Clark de Mexico, SA de CV                       $    64,285
                                                                     -----------
            ENTERTAINMENT - 0.4%
   35,100   Tanjong Plc                                              $    59,116
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

 SHARES                                                                  VALUE
            FOODS - 2.2%
    2,580   Cheil Jedang Corp.                                       $    84,909
  174,000   President Enterprises Corp.                                   73,279
  584,500   PT Indofood Sukses Makmur Tbk*                                43,619
    6,800   Tiger Brands Ltd.*                                            52,889
  307,100   Tingyi Holding Co.                                            45,672
                                                                     -----------
                                                                     $   300,368
                                                                     -----------
            HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.6%
   17,400   Accubar (New Shares)*                                    $       477
2,185,500   Arcelik AS                                                    17,892
1,188,600   Companhia Brasileira de Distribuicao
            Grupo Pao de Acucar*                                          28,405
    1,750   LG Household & Health Care Ltd.*                              39,629
                                                                     -----------
                                                                     $    86,403
                                                                     -----------
            PERSONAL CARE - 1.4%
   10,800   Colgate-Palmolive (India)*                               $    37,423
   35,900   Hindustan Lever Ltd.*                                        150,347
                                                                     -----------
                                                                     $   187,770
                                                                     -----------
            RESTAURANTS - 0.7%
   86,400   Kentucky Fried Chicken Bhd                               $    92,994
                                                                     -----------
            RETAIL STORES (FOOD CHAINS) - 1.8%
    2,700   Distribucion y Servicio D&A SA                           $    39,960
  583,000   Migros Turk T.A.S.                                            36,321
   51,008   President Chain Store Corp.                                  110,372
   10,300   Santa Isabel SA*                                              57,680
                                                                     -----------
                                                                     $   244,333
                                                                     -----------
            TOBACCO - 1.2%
    6,110   ITC Ltd.                                                 $   113,035
   36,500   PT Hanjaya Mandala Sampoerna Tbk*                             51,433
                                                                     -----------
                                                                     $   164,468
                                                                     -----------
            TOTAL CONSUMER STAPLES                                   $ 1,955,481
                                                                     -----------
            ENERGY - 5.9%
            OIL & GAS (PRODUCTION/EXPLORATION) - 0.1%
      800   Petrochina Co., Ltd. (A.D.R.)                            $    16,320
                                                                     -----------
            OIL & GAS (REFINING & MARKETING) - 0.7%
   10,000   Polski Koncern Nafto                                     $    90,300
                                                                     -----------
            OIL (DOMESTIC INTEGRATED) - 0.2%
  892,000   Tupras-Turkiye Petrol Rafinerileri AS                    $    22,799
                                                                     -----------
            OIL (INTERNATIONAL INTEGRATED) - 4.9%
  228,500   CNOOC Ltd.*                                              $   216,788
    2,480   Lukoil Holding (A.D.R.)                                      131,130
    8,200   Petroleo Brasileiro SA                                       213,200
    8,500   Surgutneftegaz (A.D.R.)                                      111,010
                                                                     -----------
                                                                     $   672,128
                                                                     -----------
            TOTAL ENERGY                                             $   801,547
                                                                     -----------
            FINANCIALS - 28.0%
            BANKS (MAJOR REGIONAL) - 13.5%
   12,020   Banco Bradesco SA                                        $    63,105
      550   Banco Santander Chile                                          9,521
  108,700   Bangkok Bank Ltd. (Foreign Shares)*                          110,502
   82,000   Bank Sinopac*                                                 37,868
    3,081   Bank Zachodni*                                                33,084
   88,000   Chinatrust Commercial Bank*                                   61,597
    4,400   Commercial International Bank                                 39,112
    6,700   Credicorp Ltd.                                                55,945
   23,000   Development Bank of Singapore Ltd.                           169,043
  122,160   Grupo Financiero Banamex Accival, (Class O)                  316,536
    6,825   H&CB                                                          75,621
    6,091   Kookmin Bank                                                  81,729
   35,600   Malayan Banking Bhd                                           96,495
    8,100   MISR International (144A)*                                    39,488
    3,900   National Bank of Greece SA                                   114,447
  386,500   National Finance Public Co., Ltd.*                            84,560
    9,000   Overseas Union*                                               46,649
    3,200   Powszechny Bank Kredy*                                        78,782
   59,600   Public Bank Berhad (Foreign)                                  40,936
    5,125   Shinhan Bank                                                  52,610
    8,200   Standard Bank Investment Corporation Ltd.                     35,760
   11,200   State Bank of India                                           52,452
5,531,500   Turkiye Garanti Bankasi AS*                                   27,834
    1,280   Uniao de Bancos Brasileiros SA
            (Unibanco) (G.D.R.)                                           32,576
   18,500   Wing Hang Bank Ltd.                                           70,563
6,869,413   Yapi ve Kredi Bankasi AS*                                     21,398
                                                                     -----------
                                                                     $ 1,848,213
                                                                     -----------
            BANKS (MONEY CENTER) - 1.5%
    2,300   EFG Euroban Ergasias                                     $    29,227
    9,000   Overseas-Chinese Banking Corp., Ltd.*                         58,743
   72,000   PT Lippo Bank Foreign (Certificate of
            Entitlement)*                                                     --
9,050,496   Turkiye Is Bankasi (Isbank)*                                  64,337
   91,000   United World Chinese Commercial Bank                          57,090
                                                                     -----------
                                                                     $   209,397
                                                                     -----------
            BANKS (REGIONAL) - 0.6%
   32,300   Commerce Asset Holdings Bhd                              $    51,000
    6,400   ICICI Bank Ltd.                                               32,192
                                                                     -----------
                                                                     $    83,192
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            FINANCIAL (DIVERSIFIED) - 4.5%
   11,280   ABSA Group Ltd.                                          $    53,046
   23,000   Bank of East Asia                                             53,373
    1,000   Chang Hwa Commercial Bank*                                       485
   65,150   FirstRand Ltd.                                                69,775
   20,300   Grupo Fin Banorte*                                            42,619
   82,800   Grupo Financiero BBVA Banc*                                   82,251
   16,900   Grupo Financiero Inbursa*                                     72,455
    4,000   Housing Development Finance
            Corp., Ltd, (Demat Shares)                                    58,631
    6,700   ICICI Ltd. (A.D.R.)                                           61,640
    7,871   Imperial Holdings Ltd.*                                       66,011
    7,100   Ultrapar Participacoes SA*                                    54,017
                                                                     -----------
                                                                     $   614,303
                                                                     -----------
            INSURANCE (LIFE/HEALTH) - 0.8%
    4,810   Interamerican*                                           $    81,659
    3,660   Liberty Group Ltd.                                            26,420
                                                                     -----------
                                                                     $   108,079
                                                                     -----------
            INSURANCE (MULTI-LINE) - 0.5%
   12,090   Aspis Pronia General Insurance SA*                       $    51,005
   29,000   Fubon Insurance Co                                            24,005
                                                                     -----------
                                                                     $    75,010
                                                                     -----------
            INSURANCE (PROPERTY-CASUALTY) - 0.7%
   75,240   Cathay Life Insurance Co.                                $    90,690
                                                                     -----------
            INVESTMENT BANK/BROKERAGE - 1.5%
   62,700   AMMB Holdings Bhd.                                       $    47,850
    1,100   Investec Group Ltd.                                           32,664
  140,400   Polaris Securities Co., Ltd.*                                 52,808
    1,000   Samsung Securities Co., Ltd.*                                 28,450
   68,000   Yuanta Securities Co., Ltd.*                                  39,105
                                                                     -----------
                                                                     $   200,877
                                                                     -----------
            INVESTMENT MANAGEMENT - 1.6%
  106,000   China Development Industrial*                            $    87,435
    3,100   Coronation Holdings Ltd.                                      23,302
    2,090   Nedcor Ltd.                                                   40,769
   45,000   Sanlam Ltd.                                                   61,501
                                                                     -----------
                                                                     $   213,007
                                                                     -----------
            REAL ESTATE - 0.7%
  196,800   New World China Land Ltd.*                               $    95,879
                                                                     -----------
            REAL ESTATE COMPANIES - 2.1%
   77,700   Great Eagle Holdings Ltd.                                $   108,085
   25,000   Henderson Land Development Trust                             110,900
   46,000   Kerry Properties Ltd.                                         62,220
                                                                     -----------
                                                                     $   281,205
                                                                     -----------
            TOTAL FINANCIALS                                         $ 3,819,852
                                                                     -----------
            HEALTH CARE - 0.9%
            HEALTH CARE (DIVERSIFIED) - 0.5%
    1,000   Teva Pharmaceutical Industries Ltd.                      $    62,300
                                                                     -----------
            HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 0.4%
    4,000   E. Merck (India) Ltd.                                    $    29,422
    3,900   Hoechst Marion Roussel Ltd.
            (Demat Shares)                                                32,658
                                                                     -----------
                                                                     $    62,080
                                                                     -----------
            TOTAL HEALTH CARE                                        $   124,380
                                                                     -----------
            TECHNOLOGY - 5.1%
            COMPUTER (HARDWARE) - 1.5%
    1,415   Samsung Electronics Co.*                                 $   208,904
                                                                     -----------
            COMPUTERS (SOFTWARE & SERVICES) - 1.2%
    1,300   Check Point Software Technologies Ltd.*                  $    65,740
    2,000   Hughes Software Systems*                                      26,969
      500   Infosys Technologies Ltd.                                     39,980
    5,000   Satyam Computer Services                                      18,048
      600   Satyam Computer Services Ltd.*                                 5,238
                                                                     -----------
                                                                     $   155,975
                                                                     -----------
            ELECTRONICS (COMPONENT DISTRIBUTOR) - 0.4%
    1,000   Samsung Display Devices*                                 $    48,212
                                                                     -----------
            ELECTRONICS (DEFENSE) - 0.9%
    7,900   Elbit Systems Ltd.                                       $   124,468
                                                                     -----------
            ELECTRONICS (INSTRUMENTATION) - 0.3%
   15,158   Elec & Eltek International Co., Ltd.                     $    45,777
                                                                     -----------
            ELECTRONICS (SEMICONDUCTORS) - 0.4%
   18,816   Taiwan Semiconductor Manufacturing Co.*$                      34,976
   18,500   United Microelectronics Corp., Ltd.*                          24,556
                                                                     -----------
                                                                     $    59,532
                                                                     -----------
            SERVICES (DATA PROCESSING) - 0.4%
   15,300   Shinawatra Computer Co., Plc*                            $    58,158
                                                                     -----------
            TOTAL TECHNOLOGY                                         $   701,026
                                                                     -----------
            TRANSPORTATION - 1.0%
            RAILROADS - 0.5%
   41,000   Malaysia International Shipping Bhd.                     $    73,368
                                                                     -----------
            SHIPPING - 0.5%
  147,000   Evergreen Marine Corp.*                                  $    65,751
                                                                     -----------
            TOTAL TRANSPORTATION                                     $   139,119
                                                                     -----------
            UTILITIES - 4.6%
            ELECTRIC COMPANIES - 4.1%
  209,000   Beijing Datang Power Generation
            Company Ltd.                                             $    71,676
    6,800   Empresa Nacional Electricidad
            Chile (A.D.R.)                                                76,500
    5,700   Enersis SA                                                    85,386
    9,300   Korea Electric Power Corp. (A.D.R.)*                          88,350
    6,900   Korea Electric Power Corp.                                   128,396
  344,000   MANILA ELECTRIC CO.*                                          35,994
    6,860   Unified Energy System (G.D.R.) (144A)*                        75,840
                                                                     -----------
                                                                     $   562,142
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                   VALUE
            NATURAL GAS - 0.5%
    5,900   Gazprom (A.D.R.) (144A)*                                 $    64,900
                                                                     -----------
            TOTAL UTILITIES                                          $   627,042
                                                                     -----------
            TOTAL COMMON STOCKS
            (Cost $14,336,812)                                       $13,280,798
                                                                     -----------

            RIGHTS/WARRANTS - 0.5%
            COMMUNICATION SERVICES - 0.1%
            TELEPHONE - 0.1%
   32,210   Telecom Asia Public Co., Ltd.                            $    10,010
                                                                     -----------
            TOTAL COMMUNICATION SERVICES                             $    10,010
                                                                     -----------
            FINANCIALS - 0.4%
            BANKS (MAJOR REGIONAL) - 0.4%
 916,900    Siam Commercial Bank, 5/10/02*                           $    52,684
                                                                     -----------
            BANKS (MONEY CENTER) - 0.0%
  72,000    PT Lippo Bank, 4/15/02*                                  $        --
                                                                     -----------
            TOTAL FINANCIALS                                         $    52,684
                                                                     -----------
            TOTAL RIGHTS/WARRANTS
            (Cost $139,553)                                          $    62,694
                                                                     -----------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $14,808,720)(a)                                    $13,659,194
                                                                     ===========

*     Non-income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2001, the value of these securities amounted to $357,019 or 2.3% of total net assets.
(a) Distribution of investments by country of issue, as percentage of total equity holdings, is as follows:

      South Korea                     11.0%
      Hong Kong                       10.0%
      India                           10.0%
      Mexico                          10.0%
      Taiwan                           8.0%
      Brazil                           8.0%
      South Africa                     7.0%
      Indonesia                        5.0%
      Malaysia                         4.0%
      Thailand                         4.0%
      Chile                            3.0%
      Greece                           3.0%
      Russia                           3.0%
      Singapore                        3.0%
      Poland                           3.0%
      Israel                           2.0%
      Turkey                           2.0%
      Egypt                            1.0%
      Phillipines                      1.0%
      Peoples' Republic of China       1.0%
      Peru                             1.0%
                                     -----
                                     100.0%
                                     =====

   The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO

   SHARES                                                                  VALUE
            COMMON STOCKS - 100.0%
            FINANCIALS - 100.0%
            BANKS (MAJOR REGIONAL) - 29.3%
       60   Banco Bilbao Vizcaya Argentaria, SA                         $    777
       15   BNP Paribas SA                                                 1,306
       40   Comerica, Inc.                                                 2,304
       60   Commonwealth Bank of Australia                                 1,045
      200   Development Bank of Singapore Ltd.                             1,470
       30   Fifth Third Bancorp                                            1,802
       40   Fleet Boston Financial Corp.                                   1,578
      100   HSBC Holdings Plc                                              1,183
       40   PNC Bank Corp.                                                 2,632
      100   SouthTrust Corp.                                               2,600
       40   State Street Corp.                                             1,980
       30   SunTrust Banks, Inc.                                           1,943
       50   The Bank of New York Co., Inc.                                 2,400
      130   U.S. Bancorp                                                   2,963
      100   Wells Fargo Co.                                                4,643
                                                                        --------
                                                                        $ 30,626
                                                                        --------
            BANKS (MONEY CENTER) - 9.9%
       80   BankAmerica Corp.                                           $  4,802
       80   J.P. Morgan Chase & Co.                                        3,568
       60   Royal Bank of Scotland Group                                   1,342
       50   San Paolo Imi S.p.A.*                                            647
                                                                        --------
                                                                        $ 10,359
                                                                        --------
            BANKS (REGIONAL) - 1.9%
      250   Banca Intesta S.p.A.                                        $    885
      100   Bank of Scotland                                               1,150
                                                                        --------
                                                                        $  2,035
                                                                        --------
            FINANCIAL (DIVERSIFIED) - 19.2%
       80   American General Corp.                                      $  3,716
       60   American Express Co.                                           2,328
       95   Citigroup Inc.                                                 5,020
      250   Collins Stewart Holdings Plc                                   1,167
       20   Deutsche Bank AG                                               1,434
       25   Federal National Mortgage Association                          2,129
       50   Fortis NV                                                      1,217
       20   ING Groep NV*                                                  1,308
       10   MLP AG                                                         1,111
        5   UBS AG*                                                          716
                                                                        --------
                                                                        $ 20,146
                                                                        --------
            INSURANCE (LIFE/HEALTH) - 0.9%
       30   Assicurazioni Generali                                      $    907
                                                                        --------
            Insurance (Multi-Line) - 10.4%
       25   American International Group, Inc.                          $  2,150
        5   Allianz AG                                                     1,469
       50   Hartford Financial Services Group, Inc.                        3,420
       80   Riunione Adriatica di Sicurta S.p.A.                             987
      150   Royal & Sun Alliance Group Plc                                 1,128
        5   Zurich Financial Services AG                                   1,705
                                                                        --------
                                                                        $ 10,859
                                                                        --------
            INSURANCE (PROPERTY-CASUALTY) - 9.7%
       60   Allstate Corp.                                              $  2,639
       40   XL Capital Ltd.                                                3,284
       60   MBIA Inc.                                                      3,341
      150   QBE Insurance Group Ltd.                                         904
                                                                        --------
                                                                        $ 10,168
                                                                        --------
            INSURANCE BROKERS - 5.1%
      300   Willis Group Holdings Ltd.*                                 $  5,325
                                                                        --------
            INVESTMENT BANK/BROKERAGE - 5.5%
       40   Lehman Brothers Holdings, Inc.                              $  3,110
       45   Merrill Lynch & Co., Inc.                                      2,666
                                                                        --------
                                                                        $  5,776
                                                                        --------
            REAL ESTATE - 6.0%
       80   Equity Office Properties Trust                              $  2,530
       40   Equity Residential Property Trust                              2,262
      120   Innkeepers USA Trust                                           1,438
                                                                        --------
                                                                        $  6,230
                                                                        --------
            SAVINGS & LOAN COMPANIES - 2.1%
       70   Charter One Financial, Inc.                                 $  2,232
                                                                        --------
            TOTAL FINANCIALS                                            $104,663
                                                                        --------
                   TOTAL COMMON STOCKS
                   (COST $101,849)                                      $104,663
                                                                        --------

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO

   SHARES                                                                  VALUE
            COMMON STOCKS - 100.0%
            BASIC MATERIALS - 3.6%
            CHEMICALS (DIVERSIFIED) - 3.6%
       50   Aventis SA                                                  $  3,994
                                                                        --------
            TOTAL BASIC MATERIALS                                       $  3,994
                                                                        --------
            CONSUMER STAPLES - 1.2%
            DISTRIBUTORS (FOOD & HEALTH) - 1.2%
       70   Bergen Brunswig Corp.                                       $  1,345
                                                                        --------
            TOTAL CONSUMER STAPLES                                      $  1,345
                                                                        --------
            HEALTH CARE - 95.2%
            BIOTECHNOLOGY - 33.2%
       30   Applera Corp.- Celera Genomics*                             $  1,190
       40   Amgen, Inc.*                                                   2,427
       50   Biogen, Inc.*                                                  2,718
      110   Cubist Pharmaceuticals Inc.*                                   4,180
       60   Curagen Corp.*                                                 2,184
       10   Cybio AG                                                         154
       40   Emisphere Technologies Inc.*                                   1,163
       40   Gilead Sciences, Inc.*                                         2,328
       50   Human Genome Sciences, Inc.*                                   3,013
       70   ImClone Systems, Inc.*                                         3,696
       60   Myriad Genetics, Inc.*                                         3,799
       30   OSI Pharmaceuticals, Inc.*                                     1,578
       70   Oxford GlycoSciences Plc*                                      1,122
       15   Pharmacia Corp.                                                  689
      180   Scios, Inc.*                                                   4,502
       70   Transkaryotic Therapies, Inc.*                                 2,062
                                                                        --------
                                                                        $ 36,805
                                                                        --------
            HEALTH CARE (DIVERSIFIED) - 17.8%
       50   Abbott Laboratories                                         $  2,401
       70   American Home Products Corp.                                   4,091
       30   Aviron*                                                        1,710
       50   Bristol-Myers Squibb Co.                                       2,615
       80   Biovail Corp International*                                    3,480
       60   Johnson & Johnson Co.                                          3,000
       40   Teva Pharmaceutical Industries Ltd. (A.D.R.)                   2,492
                                                                        --------
                                                                        $ 19,789
                                                                        --------
            HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 28.4%
      250   Alteon Inc.*                                                $    875
       36   Altana AG                                                      1,369
                                                                        --------
       70   ASTRAZENECA PLC                                               3,245
      100   CSL Ltd.                                                       2,433
       60   Elan Corp. Plc (A.D.R.)*                                       3,660
       50   Glaxosmithkline                                                1,397
       87   Ivax Corp.*                                                    3,393
       30   Eli Lilly & Co.                                                2,220
       30   Merck & Co., Inc.                                              1,917
       40   Novartis AG                                                    1,448
      130   Pfizer, Inc.                                                   5,207
       50   Sanofi-Synthelabo SA                                           3,283
       20   Schering AG                                                    1,050
                                                                        --------
                                                                        $ 31,497
                                                                        --------
            HEALTH CARE (MANAGED CARE) - 2.2%
       40   United Healthcare Corp.                                     $  2,470
                                                                        --------
            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 11.6%
       20   Applied Biosystems Group                                    $    535
       60   Andrx Group*                                                   4,620
       60   Baxter International, Inc.                                     2,940
       20   Gehe AG                                                          779
       40   Genzyme Corp*                                                  2,440
       60   Visible Genetics Inc.*                                         1,491
                                                                        --------
                                                                        $ 12,805
                                                                        --------
            HEALTH CARE (SPECIALIZED SERVICES) - 2.0%
       10   Fresenius Medical Care AG                                   $    702
       50   Lincare Holdings Inc.*                                         1,500
                                                                        --------
                                                                        $  2,202
                                                                        --------
            TOTAL HEALTH CARE                                           $105,568
                                                                        --------
            TOTAL COMMON STOCKS
            (Cost $105,160)                                             $110,907
                                                                        ========

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL TELECOMS VCT PORTFOLIO

   SHARES                                                                  VALUE
            COMMON STOCKS - 100.0%
            COMMUNICATION SERVICES - 74.1%
            CELLULAR/WIRELESS TELECOMMUNICATIONS - 23.7%
      180   AT&T Wireless Group*                                         $ 2,943
      100   China Mobile Ltd.*                                               528
      130   Crown Castle International Corp.*                              2,132
      150   Nextel Communications, Inc.*                                   2,625
      200   Sonera Group Plc                                               1,560
      120   Sprint Corp. PCS Group*                                        2,898
      200   Total Access Communication Public Co., Ltd.*                     450

    1,300   Vodafone Group Plc                                             2,872
      100   Western Wireless Corp.*                                        4,300
                                                                         -------
                                                                         $20,308
                                                                         -------
           TELECOMMUNICATIONS (LONG DISTANCE) - 12.0%
      180   AT&T Corp.                                                   $ 3,960
      200   Cable & Wireless Plc                                           1,166
      220   Global Crossing*                                               1,901
      150   Sprint Corp.                                                   3,204
                                                                         -------
                                                                         $10,231
                                                                         -------
            TELEPHONE - 38.4%
       50   BCE, Inc.                                                    $ 1,341
      130   BellSouth Corp.                                                5,235
      195   British Telecom Plc                                            1,226
      130   BroadWing Inc.*                                                3,179
      100   Deutsche Telekom AG                                            2,281
       20   France Telecom                                                   954
      200   Koninklijke KPN NV*                                            1,135
       40   Korea Telecom Corp. (A.D.R.)                                     879
      250   McLeod USA Inc.*                                               1,148
      600   Olivetti S.p.A.*                                               1,066
       30   Portugal Telecom, SA                                             209
      120   Qwest Communications International, Inc.                       3,824
      110   SBC Communications, Inc.                                       4,407
      100   Telecom Italia Mobile S.p.A.                                     513
       50   Telecom Italia S.p.A.                                            446
      100   Telefonica SA*                                                 1,233
       70   Verizon Communications, Inc.                                   3,745
                                                                         -------
                                                                         $32,821
                                                                         -------
            TOTAL COMMUNICATION SERVICES                                 $63,360
                                                                         -------
            CONSUMER STAPLES - 3.0%
            BROADCASTING (CABLE/TELEVISION/RADIO) - 3.0%
       60   Comcast Corp.*                                               $ 2,604
                                                                         -------
            TOTAL CONSUMER STAPLES                                       $ 2,604
                                                                         -------

            TECHNOLOGY - 22.9%
            COMMUNICATIONS EQUIPMENT - 11.7%
      120   American Tower Corp.*                                        $ 2,480
       10   Cisco Systems, Inc.*                                             182
       20   Comverse Technology, Inc.*                                     1,142
       40   Emblaze Systems Ltd.*                                            118
      200   Forthnet SA*                                                   1,006
       40   Jazztel Plc (A.D.R.)*                                            237
       80   Lucent Technologies, Inc.                                        496
       90   Motorola Inc.                                                  1,490
       50   Nokia Oyj                                                      1,134
       40   Northern Telecom Ltd.                                            364
       70   Tellabs, Inc.*                                                 1,350
                                                                         -------
                                                                         $ 9,999
                                                                         -------
            COMPUTERS (NETWORKING) - 5.1%
      150   Cabletron Systems, Inc.*                                     $ 3,428
       30   Juniper Networks Inc.*                                           933
                                                                         -------
                                                                         $ 4,361
                                                                         -------
            COMPUTERS (PERIPHERALS) - 1.7%
       50   EMC Corp.*                                                   $ 1,453
                                                                         -------
            SERVICES (DATA PROCESSING) - 4.4%
       70   Amdocs Ltd.*                                                 $ 3,769
                                                                         -------
            TOTAL TECHNOLOGY                                             $19,582
                                                                         -------
            TOTAL COMMON STOCKS
            (Cost $100,587)                                              $85,546
                                                                         -------
            RIGHTS/WARRANTS - 0.0%
            COMMUNICATION SERVICES - 0.0%
       30   Portugal Telecom SA, 7/9/01*                                 $     4
                                                                         -------
            TOTAL RIGHTS/WARRANTS
            (Cost $6)                                                    $     4
                                                                         -------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $100,593)                                              $85,550
                                                                         =======

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE SELECT VCT PORTFOLIO

SHARES                                                                     VALUE
            COMMON STOCKS - 100.0%
            BASIC MATERIALS - 11.9%
            CHEMICALS (DIVERSIFIED) - 4.2%
       47   Aventis SA                                                   $ 3,755
                                                                         -------
            CHEMICALS (SPECIALTY) - 1.6%
       55   Philips Electronics                                          $ 1,459
                                                                         -------
            CONSTRUCTION (CEMENT & AGGREGATES) - 4.8%
       28   Lafarge SA                                                   $ 2,396
       30   Vinci SA                                                       1,912
                                                                         -------
                                                                         $ 4,308
                                                                         -------
            METALS MINING - 1.3%
       67   Rio Tinto Plc                                                $ 1,189
                                                                         -------
            TOTAL BASIC MATERIALS                                        $10,711
                                                                         -------
            CAPITAL GOODS - 9.8%
            AEROSPACE/DEFENSE - 2.3%
      113   European Aeronautic Defence                                  $ 2,082
                                                                         -------
            ELECTRICAL EQUIPMENT - 2.7%
       16   Schneider Electric                                           $   885
       47   Thomson Multimedia*                                            1,513
                                                                         -------
                                                                         $ 2,398
                                                                         -------
            ENGINEERING & CONSTRUCTION - 3.8%
       67   Alstom                                                       $ 1,865
       92   CRH Plc*                                                       1,543
                                                                         -------
                                                                         $ 3,408
                                                                         -------
            MANUFACTURING (SPECIALIZED) - 1.0%
      330   Pirelli S.p.A.                                               $   917
                                                                         -------
            TOTAL CAPITAL GOODS                                          $ 8,805
                                                                         -------
            COMMUNICATION SERVICES - 10.0%
            CELLULAR/WIRELESS TELECOMMUNICATIONS - 4.9%
    1,985   Vodafone Group Plc                                           $ 4,384
                                                                         -------
            TELEPHONE - 5.1%
       74   Deutsche Telecom AG                                          $ 1,688
      358   Telekom Italia Mobile S.p.A.                                   1,836
       89   Telefonica SA*                                                 1,098
                                                                         -------
                                                                         $ 4,622
                                                                         -------
            TOTAL COMMUNICATION SERVICES                                 $ 9,006
                                                                         -------
            CONSUMER CYCLICALS - 6.5%
            AUTOMOBILES - 2.5%
       24   Renault SA                                                   $ 1,084
       26   Volkswagen AG                                                  1,216
                                                                         -------
                                                                         $ 2,300
                                                                         -------
            LODGING-HOTELS - 1.3%
       27   Accor SA                                                     $ 1,140
                                                                         -------
            PUBLISHING - 2.7%
      192   Elsevier NV                                                  $ 2,391
                                                                         -------
            TOTAL CONSUMER CYCLICALS                                     $ 5,831
                                                                         -------
            CONSUMER STAPLES - 9.2%
            ENTERTAINMENT - 1.3%
      202   EMI Group Plc                                                $ 1,139
                                                                         -------
            FOODS - 4.8%
       14   Groupe Danone                                                $ 1,923
       11   Nestle SA (Registered Shares)                                  2,338
                                                                         -------
                                                                         $ 4,261
                                                                         -------
            TOBACCO - 3.1%
      367   British American Tobacco Plc                                 $ 2,819
                                                                         -------
            TOTAL CONSUMER STAPLES                                       $ 8,219
                                                                         -------
            ENERGY - 8.7%
            OIL & GAS (REFINING & MARKETING) - 8.7%
      350   ENI S.p.A.                                                   $ 4,274
       62   Royal Dutch Petroleum Co.                                      3,571
                                                                         -------
                                                                         $ 7,845
                                                                         -------
            TOTAL ENERGY                                                 $ 7,845
                                                                         -------
            FINANCIALS - 31.2%
            BANKS (MAJOR REGIONAL) - 10.9%
      173   Banco Bilbao Vizcaya Argentaria SA                           $ 2,238
       44   BNP Paribas SA                                                 3,832
       11   Credit Suisse Group*                                           1,809
      162   HSBC Holdings Plc                                              1,917
                                                                         -------
                                                                         $ 9,796
                                                                         -------
            BANKS (MONEY CENTER) - 2.3%
       57   Credit Lyonnais SA                                           $ 2,058
                                                                         -------
            BANKS (REGIONAL) - 3.7%
      520   Banca Intesta S.p.A.                                         $ 1,842
      117   Standard Chartered Plc                                         1,510
                                                                         -------
                                                                         $ 3,352
                                                                         -------
            FINANCIAL  (DIVERSIFIED) - 5.7%
       66   Deutsche Boerse AG                                           $ 2,320
      116   Fortis NV                                                      2,822
                                                                         -------
                                                                         $ 5,142
                                                                         -------
            INSURANCE (LIFE/HEALTH) - 7.5%
        7   Allianz AG                                                   $ 2,044
       63   Assicurazioni Generali                                         1,904
       10   Muenchener Rueckversicherungs
            Gesellschaft AG*                                               2,789
                                                                         -------
                                                                         $ 6,737
                                                                         -------
            INSURANCE (MULTI-LINE) - 1.1%
       45   Corporacion Mapfre SA                                        $   941
                                                                         -------
            TOTAL FINANCIALS                                             $28,026
                                                                         -------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
           HEALTH CARE - 3.3%
           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 3.3%
       30  Astrazeneca Plc                                               $ 1,391
       44  Novartis AG                                                     1,592
                                                                         -------
                                                                         $ 2,983
                                                                         -------
           TOTAL HEALTH CARE                                             $ 2,983
                                                                         -------
           TECHNOLOGY - 5.0%
           COMMUNICATIONS EQUIPMENT - 4.5%
      177  Nokia Oyj                                                     $ 4,014
                                                                         -------
           ELECTRONICS (SEMICONDUCTORS) - 0.5%
       21  Infineon Technologies AG                                      $   493
                                                                         -------
           TOTAL TECHNOLOGY                                              $ 4,507
                                                                         -------
            UTILITIES - 4.4%
           POWER PRODUCERS (INDEPENDENT) - 4.4%
       31  E.On AG                                                       $ 1,627
       54  Vivendi Environment                                             2,274
                                                                         -------
                                                                         $ 3,901
                                                                         -------
           TOTAL UTILITIES                                               $ 3,901
                                                                         -------
           TOTAL COMMON STOCKS
           (Cost $93,832)                                                $89,834
                                                                         =======

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO

SHARES                                                                     VALUE
            PREFERRED STOCKS - 0.5%
            CONSUMER CYCLICALS - 0.5%
            AUTOMOBILES - 0.5%
      198   Porsche AG Designs*                                      $    70,449
                                                                     -----------
            TOTAL PREFERRED STOCKS
            (Cost $70,975)                                           $    70,449
                                                                     -----------

            COMMON STOCKS - 99.5%
            BASIC MATERIALS - 8.2%
            CHEMICALS (DIVERSIFIED) - 3.8%
    2,977   Akzo Nobel NV                                            $   126,098
    4,762   Aventis SA                                                   371,140
                                                                     -----------
                                                                     $   497,238
                                                                     -----------
            CHEMICALS (SPECIALTY) - 1.6%
    7,798   Philips Electronics                                      $   206,836
                                                                     -----------
            CONSTRUCTION (CEMENT & AGGREGATES) - 2.3%
    2,715   Lafarge BR                                               $   232,301
    1,024   Vinci SA                                                      65,278
                                                                     -----------
                                                                     $   297,579
                                                                     -----------
            METALS MINING - 0.5%
    3,895   Rio Tinto Plc                                            $    69,112
                                                                     -----------
            TOTAL BASIC MATERIALS                                    $ 1,070,765
                                                                     -----------
            CAPITAL GOODS - 6.0%
            AEROSPACE/DEFENSE - 1.2%
    8,390   European Aeronautic Defence                              $   154,590
                                                                     -----------
            ELECTRICAL EQUIPMENT - 0.6%
    1,427   Schneider Electric                                       $    78,940
                                                                     -----------
            ENGINEERING & CONSTRUCTION - 3.2%
   11,426   CRH Plc                                                  $   191,655
    1,652   Compagnie de Saint-Gobain*                                   224,619
                                                                     -----------
                                                                     $   416,274
                                                                     -----------
            MANUFACTURING (SPECIALIZED) - 1.0%
   50,000   Pirelli S.p.A.                                           $   138,933
                                                                     -----------
            TOTAL CAPITAL GOODS                                      $   788,737
                                                                     -----------
            COMMUNICATION SERVICES - 11.7%
            CELLULAR/WIRELESS TELECOMMUNICATIONS - 4.0%
  235,714   Vodafone Group Plc                                       $   520,730
                                                                     -----------
            TELECOMMUNICATIONS (LONG DISTANCE) - 0.9%
   11,781   British Sky Broadcasting Plc*                            $   114,233
                                                                     -----------

            TELEPHONE - 6.8%
   14,192   BRITISH TELECOM PLC                                      $    89,207
   10,961   Deutsche Telekom AG                                          249,969
   15,296   Telefonica SA*                                               188,666
   28,700   Telecom Italia Mobile S.p.A.                                 147,168
   16,000   Telecom Italia S.p.A.                                        142,687
   14,500   Telecom Italia S.p.A. D Risp                                  69,182
                                                                     -----------
                                                                     $   886,879
                                                                     -----------
            TOTAL COMMUNICATION SERVICES                             $ 1,521,842
                                                                     -----------
            CONSUMER CYCLICALS - 6.3%
            AUTOMOBILES - 1.4%
    2,465   Bayerische Motoren Werke AG                              $    81,650
      356   Peugeot Citroen                                               96,718
                                                                     -----------
                                                                     $   178,368
                                                                     -----------
            CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.5%
    7,000   Bulgari S.p.A.                                           $    72,092
                                                                     -----------
            PUBLISHING - 3.3%
    2,566   Vivendi Universal                                        $   149,665
   14,297   Elsevier NV                                                  178,042
    3,193   VNU NV                                                       108,198
                                                                     -----------
                                                                     $   435,905
                                                                     -----------
            SERVICES (ADVERTISING/MARKETING) - 0.5%
    2,497   Publicis SA*                                             $    60,499
                                                                     -----------
            SERVICES (COMMERCIAL & CONSUMER) - 0.6%
   14,094   Amadeus Global Travel Distribution SA                    $    85,369
                                                                     -----------
            TOTAL CONSUMER CYCLICALS                                 $   832,233
                                                                     -----------
            CONSUMER STAPLES - 8.8%
            BROADCASTING (CABLE/TELEVISION/RADIO) - 0.4%
    1,982   SOCIETE TELEVISION FRANCAISE                             $    57,860
                                                                     -----------
            ENTERTAINMENT - 0.5%
    4,173   Pearson Plc                                              $    68,869
                                                                     -----------
            FOODS - 4.3%
    1,278   Groupe Danone                                            $   175,499
    1,817   Nestle SA (Registered Shares)                                386,187
                                                                     -----------
                                                                     $   561,686
                                                                     -----------
            RETAIL STORES (FOOD CHAINS) - 2.4%
    6,166   Koninklijke Ahold NV                                     $   193,271
   34,976   Tesco Plc                                                    127,424
                                                                     -----------
                                                                     $   320,695
                                                                     -----------
            TOBACCO - 1.2%
   19,938   British American Tobacco                                 $   153,143
                                                                     -----------
            TOTAL CONSUMER STAPLES                                   $ 1,162,253
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            ENERGY - 11.6%
            OIL & GAS (REFINING & MARKETING) - 5.0%
   32,250   ENI S.p.A.                                               $   393,799
    1,892   Total Fina Elf SA                                            265,105
                                                                     -----------
                                                                     $   658,904
                                                                     -----------
            OIL (INTERNATIONAL INTEGRATED) - 6.6%
   49,486   BP Amoco Plc                                             $   405,905
   55,027   Shell Transport & Trading Co.                                453,682
                                                                     -----------
                                                                     $   859,587
                                                                     -----------
            TOTAL ENERGY                                             $ 1,518,491
                                                                     -----------
            FINANCIALS - 26.8%
            BANKS (MAJOR REGIONAL) - 7.4%
   22,754   Banco Bilbao Vizcaya Argentaria, SA                      $   294,538
    2,334   Banco Popular Espanol SA                                      81,641
       77   Bank of Ireland*                                                 765
    5,509   BNP Paribas SA                                               479,763
      726   Credit Suisse Group*                                         119,364
                                                                     -----------
                                                                     $   976,071
                                                                     -----------
            BANKS (MONEY CENTER) - 3.0%
    9,359   Allied Irish Banks                                       $   104,656
    9,289   Barclays Plc                                                 284,347
                                                                     -----------
                                                                     $   389,003
                                                                     -----------
            BANKS (REGIONAL) - 3.2%
   75,900   Banca Intesta S.p.A.                                     $   268,833
   12,112   Standard Chartered Plc                                       156,362
                                                                     -----------
                                                                     $   425,195
                                                                     -----------
            FINANCIAL (DIVERSIFIED) - 5.6%
    2,532   Deutsche Bank AG                                         $   181,552
    3,964   ING Group NV*                                                259,246
       46   Swisscom AG                                                   91,933
    1,431   UBS AG*                                                      205,020
                                                                     -----------
                                                                     $   737,751
                                                                     -----------
            INSURANCE (LIFE/HEALTH) - 6.1%
      840   Allianz AG                                               $   245,326
    6,800   Assicurazioni Generali                                       205,481
      943   Muenchener Rueckversicherungs
            Gesellschaft AG*                                             262,986
    6,838   Prudential Corp. Plc                                          82,494
                                                                     -----------
                                                                     $   796,287
                                                                     -----------
            INSURANCE (MULTI-LINE) - 0.5%
    3,007   Corporacion Mapfre SA                                    $    62,895
                                                                     -----------
            INVESTMENT MANAGEMENT - 1.0%
    7,928   Amvescap Plc                                             $   136,315
                                                                     -----------
            TOTAL FINANCIALS                                         $ 3,523,517
                                                                     -----------
            HEALTH CARE - 8.8%
            BIOTECHNOLOGY - 0.6%
    3,923   Qiagen NV*                                               $    86,408
                                                                     -----------
            HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 8.2%
    3,667   Altana AG                                                $   139,482
    2,144   AstraZeneca Plc                                               99,412
    2,600   AstraZeneca Plc                                              120,798
    1,101   Elan Corp. Plc (A.D.R.)*                                      67,161
    8,738   Glaxosmithkline                                              244,205
    8,016   Novartis AG                                                  290,125
    2,180   Schering AG                                                  114,501
                                                                     -----------
                                                                     $ 1,075,684
                                                                     -----------
            TOTAL HEALTH CARE                                        $ 1,162,092
                                                                     -----------
            TECHNOLOGY - 6.9%
            COMMUNICATIONS EQUIPMENT - 4.8%
    8,246   Ericsson LM                                              $    44,760
   23,783   Nokia Oyj                                                    539,356
   13,763   Spirent Plc                                                   42,460
                                                                     -----------
                                                                     $   626,576
                                                                     -----------
            COMPUTERS (SOFTWARE & SERVICES) - 0.4%
      335   SAP AG*                                                  $    46,230
                                                                     -----------
            ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.4%
    3,089   Siemens AG                                               $   189,721
                                                                     -----------
            ELECTRONICS (SEMICONDUCTORS) - 0.3%
    1,845   Infineon Technologies                                    $    43,295
                                                                     -----------
            TOTAL TECHNOLOGY                                         $   905,822
                                                                     -----------
            UTILITIES - 4.4%
            POWER PRODUCERS (INDEPENDENT) - 4.4%
    5,726   E.On AG                                                  $   300,453
    6,593   Vivendi Environment                                          277,643
                                                                     -----------
                                                                     $   578,096
                                                                     -----------
            TOTAL UTILITIES                                          $   578,096
                                                                     -----------
            TOTAL COMMON STOCKS
            (Cost $14,960,792)                                       $13,063,848
                                                                     -----------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $15,031,767)                                       $13,134,297
                                                                     ===========

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

SHARES                                                                  VALUE
            PREFERRED STOCKS - 1.7%
            CONSUMER CYCLICALS - 1.7%
            PUBLISHING (NEWSPAPERS) - 1.7%
   76,179   News Corp., Ltd.                                      $   612,745
                                                                  -----------
            TOTAL PREFERRED STOCKS
            (Cost $552,000)                                       $   612,745
                                                                  -----------

            COMMON STOCKS - 98.1%
            BASIC MATERIALS - 13.2%
            ALUMINUM - 1.4%
   10,000   Pechiney SA                                           $   508,290
                                                                  -----------
            CHEMICALS (DIVERSIFIED) - 4.1%
   12,000   Aventis SA                                            $   958,635
  100,000   WMC Ltd.                                                  488,628
                                                                  -----------
                                                                  $ 1,447,263
                                                                  -----------
            CHEMICALS (SPECIALTY) - 1.8%
   24,250   Philips Electronics*                                  $   643,214
                                                                  -----------
            CONSTRUCTION (CEMENT & AGGREGATES) - 1.8%
    3,199   Holderbank Financiere Glaris Ltd.                     $   651,440
                                                                  -----------
            IRON & STEEL - 0.6%
   41,302   Broken Hill Proprietary Co., Ltd.                     $   218,877
                                                                  -----------
            METALS MINING - 1.6%
   32,000   Rio Tinto Plc                                         $   567,800
                                                                  -----------
            PAPER & FOREST PRODUCTS - 1.9%
   34,000   Abitibi - Consolidated Inc.                           $   259,978
   14,000   UPM-Kymmene Corp.                                         396,009
                                                                  -----------
                                                                  $   655,987
                                                                  -----------
            TOTAL BASIC MATERIALS                                 $ 4,692,871
                                                                  -----------
            CAPITAL GOODS - 4.0%
            AEROSPACE/DEFENSE - 1.3%
   26,000   European Aeronautic Defence                           $   479,064
                                                                  -----------
            ELECTRICAL EQUIPMENT - 0.6%
  468,000   Nanjing Panda Electronics Co., Ltd.*                  $   202,505
                                                                  -----------
            MANUFACTURING (SPECIALIZED) - 0.6%
  200,000   Esprit Holdings Ltd.*                                 $   219,236
                                                                  -----------
            OFFICE EQUIPMENT & SUPPLIES - 1.5%
   13,000   Canon, Inc.                                           $   525,084
                                                                  -----------
            TOTAL CAPITAL GOODS                                   $ 1,425,889
                                                                  -----------
            COMMUNICATION SERVICES - 11.2%
            CELLULAR/WIRELESS TELECOMMUNICATIONS - 4.8%
    7,900   China Mobile (Hong Kong) Ltd.
            (A.D.R.)*                                             $   211,641
       30   NTT Mobile Communications Network, Inc.                   521,718
    7,000   SK Telecom Co., Ltd.*                                     118,300
   24,000   Sonera Group Plc                                          187,254
  300,000   Vodafone Group Plc                                        662,748
                                                                  -----------
                                                                  $ 1,701,661
                                                                  -----------
            TELECOMMUNICATIONS (LONG DISTANCE) - 1.3%
   60,000   Cable & Wireless Plc                                  $   349,660
   15,000   Colt Telecom Group Plc*                                   103,165
                                                                  -----------
                                                                  $   452,825
                                                                  -----------
            TELEPHONE - 5.1%
   52,000   British Telecom Plc                                   $   326,857
    6,000   Deutsche Telekom AG                                       136,832
   11,352   Koninklijke KPN NV*                                        64,433
    4,000   Korea Telecom Corp.*                                       87,920
       60   Nippon Telegraph & Telephone Corp.*                       312,550
      700   Swisscom AG                                               166,694
   41,200   Telefonica SA*                                            508,182
    6,000   Telefonos de Mexico SA                                    210,540
                                                                  -----------
                                                                  $ 1,814,008
                                                                  -----------
            TOTAL COMMUNICATION SERVICES                          $ 3,968,494
                                                                  -----------

            CONSUMER CYCLICALS - 15.0%
            AUTO PARTS & EQUIPMENT - 0.7%
   13,000   Autoliv Inc. (A.D.R.)                                 $   221,861
                                                                  -----------
            AUTOMOBILES - 3.5%
    8,000   Honda Motor Co., Ltd.*                                $   351,338
   20,000   Renault SA                                                903,062
                                                                  -----------
                                                                  $ 1,254,400
                                                                  -----------
            DISTRIBUTORS (DURABLES) - 0.9%
   80,000   Itochu Corp                                           $   325,052
                                                                  -----------
            HARDWARE & TOOLS - 0.9%
   52,000   Makita Corp.                                          $   327,552
                                                                  -----------
            HOUSEHOLD FURNISHING & APPLIANCES - 2.3%
   21,000   Sharp Corp.                                           $   286,104
    8,000   Sony Corp.                                                525,725
                                                                  -----------
                                                                  $   811,829
                                                                  -----------
            LEISURE TIME (PRODUCTS) - 1.1%
   22,000   Sega Enterprises, Ltd.*                               $   389,646
                                                                  -----------
            PUBLISHING - 1.0%
    6,000   Vivendi Universal                                     $   349,958
                                                                  -----------
            PUBLISHING (NEWSPAPERS) - 2.0%
   80,000   Reed International Plc                                $   705,240
                                                                  -----------

  The accompanying notes are an integral part of these financial statements.

SHARES                                                                  VALUE
            RETAIL (GENERAL MERCHANDISE) - 0.6%
    6,000   Lawson, Inc.                                          $   221,189
                                                                  -----------
            RETAIL (SPECIALTY-APPAREL) - 0.6%
  400,000   Giordano International Ltd.                           $   207,698
                                                                  -----------
            TEXTILES (APPAREL) - 1.4%
    6,000   Gucci Group NV (NY Shares)                            $   502,500
                                                                  -----------
            TOTAL CONSUMER CYCLICALS                              $ 5,316,925
                                                                  -----------
            CONSUMER STAPLES - 12.2%
            BEVERAGES (ALCOHOLIC) - 0.6%
    4,000   LVMH Moet Hennessey Luis Vuitton                      $   201,622
                                                                  -----------
            BEVERAGES (NON-ALCOHOLIC) - 1.9%
  100,000   Cadbury Schweppes Plc                                 $   669,794
                                                                  -----------
            BROADCASTING (CABLE/TELEVISION/RADIO) - 1.5%
    7,000   Grupo Televisa SA (A.D.R.)*                           $   280,070
    1,000   Nippon Broadcasting System                                 35,262
   14,000   Reuters Group Plc                                         180,933
   21,000   United Pan-Europe Communications NV*                       53,370
                                                                  -----------
                                                                  $   549,635
                                                                  -----------
            ENTERTAINMENT - 0.1%
   13,243   Manchester United Plc                                 $    27,892
                                                                  -----------
            FOODS - 4.5%
    6,000   Groupe Danone                                         $   823,938
    3,100   Nestle SA                                                 658,877
   31,300   Tata Tea Ltd. (G.D.R.) (144A)*                            127,548
                                                                  -----------
                                                                  $ 1,610,363
                                                                  -----------
            HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.7%
   25,000   Kao Corp.                                             $   621,093
                                                                  -----------
            RESTAURANTS - 0.3%
  226,000   Cafe de Coral Holdings Ltd.*                          $   111,554
                                                                  -----------
            TOBACCO - 1.6%
   72,000   British American Tobacco                              $   553,030
                                                                  -----------
            TOTAL CONSUMER STAPLES                                $ 4,344,983
                                                                  -----------
            ENERGY - 7.6%
            OIL & GAS (DRILLING & EQUIPMENT) - 1.7%
   70,000   Enterprise Oil Plc                                    $   583,049
                                                                  -----------
            OIL & GAS (REFINING & MARKETING) - 3.6%
   48,000   ENI SpA*                                              $   586,120
    5,000   Total Fina Elf SA                                         700,593
                                                                  -----------
                                                                  $ 1,286,713
                                                                  -----------
            OIL (INTERNATIONAL INTEGRATED) - 2.3%
  160,000   CNOOC Ltd.*                                           $   151,799
   80,000   Shell Transport & Trading Co.                             659,577
                                                                  -----------
                                                                  $   811,376
                                                                  -----------
            TOTAL ENERGY                                          $ 2,681,138
                                                                  -----------
            FINANCIALS - 17.4%
            BANKS (MAJOR REGIONAL) - 3.3%
   10,000   Banco Popular Espanol SA                              $   349,788
   40,000   Banco Santander Central Hispano, SA                       362,580
    2,000   BNP Paribas SA                                            174,174
   41,775   Development Bank of Singapore Ltd.                        307,034
                                                                  -----------
                                                                  $ 1,193,576
                                                                  -----------
            BANKS (MONEY CENTER) - 3.1%
   37,000   Royal Bank of Scotland Group                          $   827,557
   37,000   Royal Bank of Scotland (Bonus Shares)                      46,019
    9,000   Toronto-Dominion Bank                                     229,234
                                                                  -----------
                                                                  $ 1,102,810
                                                                  -----------
            FINANCIAL (DIVERSIFIED) - 1.4%
   20,000   Cheung Kong Holdings Ltd.                             $   217,954
   62,000   Collins Stewart Holdings Plc                              289,375
       80   Nichiei Co., Ltd.                                             699
                                                                  -----------
                                                                  $   508,028
                                                                  -----------
            INSURANCE (LIFE/HEALTH) - 2.4%
   15,000   Assicurazioni Generali                                $   453,268
    1,400   Muenchener Rueckversicherungs
            Gesellschaft AG*                                          390,435
                                                                  -----------
                                                                  $   843,703
                                                                  -----------
            INSURANCE (MULTI-LINE) - 6.8%
    1,500   Allianz AG                                            $   440,561
   26,000   AXA SA                                                    741,172
   58,000   Riunione Adriatica di Sicurta S.p.A                       715,795
    1,500   Zurich Financial Services AG                              511,601
                                                                  -----------
                                                                  $ 2,409,129
                                                                  -----------
            REAL ESTATE COMPANIES - 0.4%
   30,000   Henderson Land Development                            $   133,080
                                                                  -----------
            TOTAL FINANCIALS                                      $ 6,190,326
                                                                  -----------
            HEALTH CARE - 4.4%
            HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 4.4%
   26,000   Glaxosmithkline                                       $   726,634
    6,000   Schering AG                                               315,140
   10,000   Syngenta AG                                               525,789
                                                                  -----------
                                                                  $ 1,567,563
                                                                  -----------
            TOTAL HEALTH CARE                                     $ 1,567,563
                                                                  -----------
            TECHNOLOGY - 8.3%
            COMMUNICATIONS EQUIPMENT - 2.7%
   40,000   Ericsson LM                                           $   217,123
    4,000   Matsushita Communication Industrial, Ltd.                 182,080
   25,000   Nokia Oyj                                                 566,955
                                                                  -----------
                                                                  $   966,158
                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                  VALUE
            COMPUTER (HARDWARE) - 0.5%
   20,820   Compal Electronics Corp.                              $    22,374
    1,000   Samsung Electronics Co.                                   147,636
                                                                  -----------
                                                                  $   170,010
                                                                  -----------
            COMPUTERS (NETWORKING) - 0.4%
    8,000   Equant NV*                                            $   143,948
                                                                  -----------
            COMPUTERS (SOFTWARE & SERVICES) - 2.2%
   15,000   Autonomy Corp.                                        $    89,846
    6,000   Check Point Software Technologies Ltd.*                   303,420
    1,400   SAP AG*                                                   193,201
    5,700   Softbank Corp.                                            186,833
                                                                  -----------
                                                                  $   773,300
                                                                  -----------
            ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.0%
   70,000   Toshiba Corp.                                         $   369,691
                                                                  -----------
            ELECTRONICS (INSTRUMENTATION) - 0.6%
   73,492   Elec & Eltek International Co., Ltd.                  $   221,946
                                                                  -----------
            ELECTRONICS (SEMICONDUCTORS) - 0.9%
   15,000   Fujitsu Ltd.                                          $   157,477
   82,611   Taiwan Semiconductor
            Manufacturing Co.*                                        153,561
                                                                  -----------
                                                                  $   311,038
                                                                  -----------
            TOTAL TECHNOLOGY                                      $ 2,956,091
                                                                  -----------
            TRANSPORTATION - 1.0%
            RAILROADS - 1.0%
   22,000   Bombardier Inc. (Class B)                             $   330,642
                                                                  -----------
            TOTAL TRANSPORTATION                                  $   330,642
                                                                  -----------
            UTILITIES - 3.8%
            ELECTRIC COMPANIES - 3.8%
  131,001   British Energy Plc                                    $   511,877
   66,000   British Energy Plc (Deferred Shares)*                          --
   20,000   Endesa SA                                                 319,206
  120,000   International Power Plc*                                  506,944
                                                                  -----------
                                                                  $ 1,338,027
                                                                  -----------
            TOTAL UTILITIES                                       $ 1,338,027
                                                                  -----------
            TOTAL COMMON STOCKS
            (Cost $38,873,469)                                    $34,812,949
                                                                  -----------
            RIGHTS/WARRANTS - 0.2%
            COMMUNICATION SERVICES - 0.2%
    8,000   France Telecom, 6/29/04                               $    65,400
                                                                  -----------
            TOTAL RIGHTS/WARRANTS
            (Cost $196,073)                                       $    65,400
                                                                  -----------
            Total Investment In Securities
            (Cost $(39,621,542))(a)                               $35,491,094
                                                                  ===========

*     Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2001, the value of these securities amounted to $127,548 or 0.4% of total net assets.

(a) Distribution of investment by country of issue, as a percentage of total equity holdings, is as follows:

      United Kingdom                23.33
      France                        15.72
      Japan                         15.06
      Switzerland                    7.09
      Italy                          4.95
      Netherlands                    4.92
      Spain                          4.34
      Germany                        4.16
      Australia                      3.72
      Hong Kong                      3.54
      Finland                        3.25
      Canada                         2.10
      Singapore                      1.49
      Mexico                         1.38
      Sweden                         1.24
      South Korea                    1.00
      Israel                         0.86
      Taiwan                         0.83
      People's Republic of
      China                          0.57
      India                          0.36
      European Union                 0.08
                                   -------
                                   100.00%
                                   =======

   The accompanying notes are an integral part of these financial statements.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO

SHARES                                                                  VALUE
            COMMON STOCKS - 100.0%
            CAPITAL GOODS - 8.9%
            ELECTRICAL EQUIPMENT - 7.4%
    7,600   Power-One, Inc.*                                       $  126,464
    7,200   Sanmina Corp.*                                            168,552
    4,500   SCI Systems, Inc.*                                        114,750
    4,800   Solectron Corp.*                                           87,840
                                                                   ----------
                                                                   $  497,606
                                                                   ----------
            MANUFACTURING (SPECIALIZED) - 1.5%
    3,200   Jabil Circuit Inc.*                                    $   98,752
                                                                   ----------
            TOTAL CAPITAL GOODS                                    $  596,358
                                                                   ----------
            HEALTH CARE - 10.0%
            BIOTECHNOLOGY - 8.7%
    1,800   Arena Pharmaceuticals, Inc.*                           $   54,882
    3,200   ImClone Systems, Inc.*                                    168,960
    1,500   Invitrogen Corp.*                                         107,700
      600   Millennium Pharmaceuticals, Inc.*                          21,348
    2,000   OSI Pharmaceuticals, Inc.*                                105,180
      500   Protein Design Labs, Inc.*                                 43,380
    3,000   Scios Inc.*                                                75,030
                                                                   ----------
                                                                   $  576,480
                                                                   ----------
            HEALTH CARE (DIVERSIFIED) - 1.3%
    1,500   American Home Products Corp.                           $   87,660
                                                                   ----------
            TOTAL HEALTH CARE                                      $  664,140
                                                                   ----------
            TECHNOLOGY - 81.1%
            COMMUNICATIONS EQUIPMENT - 5.3%
    3,500   Ciena Corp.*                                           $  133,000
    5,400   JDS Uniphase Corp.*                                        68,850
    3,200   Nokia Corp. (A.D.R.)                                       70,528
    1,400   Qualcomm Inc.*                                             81,872
                                                                   ----------
                                                                   $  354,250
                                                                   ----------
            COMPUTER (HARDWARE) - 1.1%
    4,800   COMPAQ COMPUTER CORP                                   $   74,352
                                                                   ----------
            COMPUTERS (NETWORKING) - 3.2%
    6,700   Cabletron Systems, Inc.*                               $  153,095
    1,400   Juniper Networks, Inc.*                                    43,540
    1,000   Tellium, Inc.*                                             18,200
                                                                   ----------
                                                                   $  214,835
                                                                   ----------
            COMPUTERS (PERIPHERALS) - 3.3%
    7,600   EMC Corp.*                                             $  220,780
                                                                   ----------
            COMPUTERS (SOFTWARE & SERVICES) - 9.9%
    4,000   Cadence Design System, Inc.*                           $   74,520
    2,000   Microsoft Corp.*                                          146,000
    4,200   Synopsys, Inc.*                                           203,238
    2,300   Veritas Software Corp.*                                   153,019
    4,700   Wind River Systems*                                        82,062
                                                                   ----------
                                                                   $  658,839
                                                                   ----------
            ELECTRONICS (COMPONENT DISTRIBUTORS) - 9.5%
    2,500   Celestica, Inc.*                                       $  128,750
    6,200   Cree, Inc.*                                               162,099
    9,000   Flextronics International, Ltd.*                          234,990
    4,100   Newport Corp.                                             108,650
                                                                   ----------
                                                                   $  634,489
                                                                   ----------
            ELECTRONICS (INSTRUMENTATION) - 5.0%
    4,300   Alpha Industries, Inc.*                                $  127,065
    4,700   Veeco Instruments, Inc.*                                  186,825
      600   Waters Corp.*                                              16,566
                                                                   ----------
                                                                   $  330,456
                                                                   ----------
            ELECTRONICS (SEMICONDUCTORS) - 21.0%
    5,000   Altera Corp.*                                          $  145,000
    2,700   Analog Devices, Inc.*                                     116,775
    3,100   Applied Micro Circuits Corp.*                              53,320
    3,500   HI/FN, Inc.*                                               52,955
    5,900   Intel Corp.                                               172,575
      950   Linear Technology Corp.                                    42,009
    5,900   Micron Technology, Inc.*                                  242,490
    5,400   Semtech Corp.*                                            162,000
    2,000   Texas Instruments, Inc.                                    63,000
    8,700   Triquint Semiconductor, Inc.*                             195,750
    4,800   VITESSE SEMICONDUCTOR CORP.*                              100,992
    1,200   Xilinx, Inc.*                                              49,488
                                                                   ----------
                                                                   $1,396,354
                                                                   ----------
            EQUIPMENT (SEMICONDUCTORS) - 22.8%
    1,700   Applied Materials, Inc.*                               $   83,470
    4,100   ASM Lithography Holdings NV*                               91,225
    5,300   ATMI, Inc.*                                               159,000
    1,600   Brooks Automation, Inc.*                                   73,760
    5,400   Cymer, Inc.*                                              136,566
    5,000   DuPont Photomasks, Inc.*                                  241,250
    5,800   Emcore Corp.*                                             178,350
    2,000   KLA-Tencor Corp.*                                         116,940
    3,500   Lam Research Corp.*                                       103,775
    1,800   Novellus Systems, Inc.*                                   102,222
    4,600   Photronics, Inc.*                                         118,036
    6,300   PRI Automation, Inc.*                                     116,708
                                                                   ----------
                                                                   $1,521,302
                                                                   ----------
            TOTAL TECHNOLOGY                                       $5,405,657
                                                                   ----------
            TOTAL COMMON STOCKS
            (Cost $9,108,787)                                      $6,666,155
                                                                   ==========

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO

SHARES                                                                  VALUE
            COMMON STOCKS - 100.0%
            BASIC MATERIALS - 7.3%
            AGRICULTURAL PRODUCTS - 2.1%
      720   Corn Products International, Inc.                        $ 23,040
                                                                     --------
            CHEMICALS - 1.9%
    1,694   Airgas, Inc.*                                            $ 20,159
                                                                     --------
            CHEMICALS (SPECIALTY) - 3.0%
    1,958   Uniroyal Technology Corp.*                               $ 16,643
      906   Wellman, Inc.                                              16,217
                                                                     --------
                                                                     $ 32,860
                                                                     --------
            GOLD & PRECIOUS METALS MINING - 0.3%
      400   Agnico Eagle Mines Ltd.                                  $  3,400
                                                                     --------
            Total Basic Materials                                    $ 79,459
                                                                     --------
            CAPITAL GOODS - 5.6%
            AEROSPACE/DEFENSE - 0.9%
      600   AAR Corp.*                                               $ 10,260
                                                                     --------
            MACHINERY (DIVERSIFIED) - 1.5%
    1,067   Wabtec Corp.                                             $ 16,005
                                                                     --------
            MANUFACTURING (DIVERSIFIED) - 0.6%
      900   North American Palladium Ltd.*                           $  7,030
                                                                     --------
            METAL FABRICATORS - 0.7%
      700   N N Ball & Roller, Inc.                                  $  7,098
                                                                     --------
            WASTE MANAGEMENT - 1.9%
    1,861   Newpark Resources, Inc.*                                 $ 20,657
                                                                     --------
            TOTAL CAPITAL GOODS                                      $ 61,050
                                                                     --------
            COMMUNICATION SERVICES - 1.0%
            TELEPHONE - 1.0%
      609   CT Communications, Inc.                                  $ 11,303
                                                                     --------
            TOTAL COMMUNICATION SERVICES                             $ 11,303
                                                                     --------
            CONSUMER CYCLICALS - 21.1%
            BUILDING MATERIALS - 1.7%
      996   Dal-Tile International*                                  $ 18,476
                                                                     --------
            RETAIL (COMPUTERS & ELECTRONICS) - 1.5%
    1,158   Inter-TAN, Inc.*                                         $ 16,212
                                                                     --------
            RETAIL (HOME SHOPPING) - 2.1%
      572   Lands' End, Inc.*                                        $ 22,966
                                                                     --------
            RETAIL (SPECIALTY) - 3.3%
    1,882   Sonic Automotive, Inc.*                                  $ 35,946
                                                                     --------
            RETAIL (SPECIALTY-APPAREL) - 2.7%
      607   AnnTaylor Stores Corp.*                                  $ 21,731
    1,200   Charming Shoppes, Inc.*                                     7,200
                                                                     --------
                                                                     $ 28,931
                                                                     --------
            SERVICES (COMMERCIAL & CONSUMER) - 4.9%
      435   Chemed Corp.                                             $ 15,721
    1,053   Covanta Energy Corp.*                                      19,438
      950   Insurance Auto Auctions, Inc.*                             16,150
      101   Pittston Brink's Group                                      2,251
                                                                     --------
                                                                     $ 53,560
                                                                     --------
            TEXTILES (APPAREL) - 0.7%
      500   Gildan Activewear Inc.*                                  $  7,000
                                                                     --------
            TEXTILES (HOME FURNISHINGS) - 1.2%
      300   Spring Industries, Inc.                                  $ 13,230
                                                                     --------
            TEXTILES (SPECIALTY) - 3.0%
    3,851   Unifi, Inc.*                                             $ 32,734
                                                                     --------
            TOTAL CONSUMER CYCLICALS                                 $229,055
                                                                     --------
            CONSUMER STAPLES - 11.0%
            DISTRIBUTORS (FOOD & HEALTH) - 2.4%
      729   Fleming Companies, Inc.                                  $ 26,025
                                                                     --------
            HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.6%
      800   Nu Skin Enterprises, Inc.                                $  6,800
                                                                     --------
            RESTAURANTS - 2.3%
      771   Applebee's International, Inc.                           $ 24,672
                                                                     --------
            SERVICES (EMPLOYMENT) - 3.7%
      225   Bally Total Fitness Holding Corp.*                       $  6,662
    1,000   Hall, Kinion & Associates, Inc.*                            8,060
      477   ITT Educational Services*                                  21,465
      500   The Princeton Review, Inc.*                                 4,300
                                                                     --------
                                                                     $ 40,487
                                                                     --------
            SPECIALTY PRINTING - 2.0%
      939   John H. Harland Co.                                      $ 21,879
                                                                     --------
            TOTAL CONSUMER STAPLES                                   $119,863
                                                                     --------
            ENERGY - 6.6%
            OIL & GAS (DRILLING & EQUIPMENT) - 0.3%
       88   Patterson Energy, Inc.*                                  $  1,573
      200   Torch Offshore, Inc.*                                       1,990
                                                                     --------
                                                                     $  3,563
                                                                     --------
            OIL & GAS (PRODUCTION/EXPLORATION) - 6.3%
      677   Cabot Oil & Gas Corp.                                    $ 16,519
      300   Chieftain International, Inc.*                              8,622
      800   Natco Group, Inc.*                                          7,040
       63   Spinnaker Exploration Co.*                                  2,511
      750   St. Mary Land & Exploration Co.                            17,520
    1,000   Unit Corp.*                                                15,850
                                                                     --------
                                                                     $ 68,062
                                                                     --------
            TOTAL ENERGY                                             $ 71,625
                                                                     --------
            FINANCIALS - 23.1%
            BANKS (MONEY CENTER) - 1.6%
      368   Whitney Holding Corp.                                    $ 17,259
                                                                    --------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                  VALUE
            CONSUMER FINANCE - 1.5%
      587   American Capital Strategies                            $   16,471
                                                                   ----------
            FINANCIAL (DIVERSIFIED) - 4.3%
    1,803   Advanta Corp. (Class B)                                $   25,188
      740   Dollar Thrifty Automotive*                                 17,760
       90   Indymac Bancorp, Inc.*                                      2,412
      372   Transmedia Network, Inc.*                                   1,302
                                                                   ----------
                                                                   $   46,662
                                                                   ----------
            INSURANCE (LIFE/HEALTH) - 0.2%
      130   Great American Financial Resources, Inc.               $    2,345
                                                                   ----------
            INSURANCE (PROPERTY-CASUALTY) - 3.7%
      300   Landamerica Financial Group                            $    9,555
      639   Selective Insurance Group, Inc.                            17,049
      800   State Auto Financial Corp.                                 13,112
                                                                   ----------
                                                                   $   39,716
                                                                   ----------
            INVESTMENT MANAGEMENT - 1.9%
      500   Gabelli Asset Management, Inc.*                        $   20,575
                                                                   ----------
            REAL ESTATE - 8.1%
      618   Cabot Industrial Trust                                 $   12,978
      500   Glimcher Realty Trust*                                      8,950
      817   Healthcare Realty Trust, Inc.                              21,487
      786   Innkeepers USA Trust                                        9,416
      632   Prentiss Properties Trust                                  16,622
      515   Storage USA, Inc.                                          18,540
                                                                   ----------
                                                                   $   87,993
                                                                   ----------
            SAVINGS & LOAN COMPANIES - 1.8%
      718   Staten Island Bancorp, Inc.                            $   19,996
                                                                   ----------
            TOTAL FINANCIALS                                       $  251,017
                                                                   ----------
            HEALTH CARE - 7.0%
            HEALTH CARE (DIVERSIFIED) - 2.6%
      500   Aviron*                                                $   28,500
                                                                   ----------
            HEALTH CARE (LONG TERM CARE) - 1.7%
      682   Sunrise Assisted Living, Inc.*                         $   17,902
                                                                   ----------
            HEALTH CARE (MANAGED CARE) - 0.2%
       88   First Health Group Corp.*                              $    2,123
                                                                   ----------
            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 2.3%
      406   VISX, Inc.*                                            $    7,856
      548   Haemonetics Corp.*                                         16,714
                                                                   ----------
                                                                   $   24,570
                                                                   ----------
            HEALTH CARE (SPECIALIZED SERVICES) - 0.2%
       81   Pediatrix Medical Group, Inc.*                         $    2,689
                                                                   ----------
            TOTAL HEALTH CARE                                      $   75,784
                                                                   ----------
            TECHNOLOGY - 11.3%
            COMPUTERS (SOFTWARE & SERVICES) - 5.3%
      350   American Management Systems*                           $    8,260
      410   Fair Isaac and Co., Inc.                                   25,315
      670   Remedy Corp.*                                              23,316
                                                                   ----------
                                                                   $   56,891
                                                                   ----------
            ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.8%
      829   ACT Manufacturing, Inc.*                               $    9,069
                                                                   ----------
            ELECTRONICS (INSTRUMENTATION) - 0.9%
      244   Veeco Instruments, Inc.*                               $    9,699
                                                                   ----------
            EQUIPMENT (SEMICONDUCTOR) - 4.3%
      776   ATMI, Inc.*                                            $   23,280
      598   Cymer, Inc.*                                               15,123
       39   DuPont Photomasks, Inc.*                                    1,882
      116   Photronics, Inc.*                                           2,977
       81   Varian Semiconductor
            Equipment Associates, Inc.*                                 3,402
                                                                   ----------
                                                                   $   46,664
                                                                   ----------
            TOTAL TECHNOLOGY                                       $  122,323
                                                                   ----------
            TRANSPORTATION - 1.8%
            RAILROADS - 1.8%
    1,671   RailAmerica Inc.*                                      $   19,083
                                                                   ----------
            TOTAL TRANSPORTATION                                   $   19,083
                                                                   ----------
            UTILITIES - 4.2%
            ELECTRIC COMPANIES - 1.7%
      814   Unisource Energy Corp.                                 $   18,698
                                                                   ----------
            NATURAL GAS - 2.5%
    2,200   Southwestern Energy Co.*                               $   26,950
                                                                   ----------
            TOTAL UTILITIES                                        $   45,648
                                                                   ----------
            TOTAL COMMON STOCKS
            (Cost $934,348)                                        $1,086,210
                                                                   ==========

*     Non-income producing security

  The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE VCT PORTFOLIO

SHARES                                                                  VALUE
            COMMON STOCKS - 95.2%
            BASIC MATERIALS - 4.0%
            ALUMINUM - 1.0%
   34,000   Alcoa, Inc.                                          $  1,339,600
                                                                 ------------
            CHEMICALS - 0.4%
   54,000   IMC Global, Inc.                                     $    550,800
                                                                 ------------
            CHEMICALS (SPECIALTY) - 1.2%
   89,000   Wellman, Inc.                                        $  1,593,100
                                                                 ------------
            METALS MINING - 0.6%
   37,000   Massey Energy                                        $    731,120
                                                                 ------------
            PAPER & FOREST PRODUCTS - 0.8%
   23,000   Bowater, Inc.                                        $  1,029,020
                                                                 ------------
            TOTAL BASIC MATERIALS                                $  5,243,640
                                                                 ------------
            CAPITAL GOODS - 7.2%
            AEROSPACE/DEFENSE - 0.9%
   15,500   General Dynamics Corp.                               $  1,206,055
                                                                 ------------
            ELECTRICAL EQUIPMENT - 1.8%
   40,000   American Power Conversion Corp.*                     $    630,000
   35,000   SCI Systems, Inc.*                                        892,500
   38,000   Vishay Intertechnology, Inc.*                             874,000
                                                                 ------------
                                                                 $  2,396,500
                                                                 ------------
            MACHINERY (DIVERSIFIED) - 1.8%
   20,500   Deere & Co.                                          $    775,925
   63,000   Kaydon Corp.                                            1,615,950
                                                                 ------------
                                                                 $  2,391,875
                                                                 ------------
            METAL FABRICATORS - 0.7%
   58,000   Brush Engineered Materials, Inc.                     $    928,000
                                                                 ------------
            WASTE MANAGEMENT - 2.0%
   45,000   Republic Services, Inc.*                             $    893,250
   54,000   Waste Management, Inc.                                  1,664,280
                                                                 ------------
                                                                 $  2,557,530
                                                                 ------------
            TOTAL CAPITAL GOODS                                  $  9,479,960
                                                                 ------------
            COMMUNICATION SERVICES - 5.0%
            CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.8%
   45,000   Sprint Corp. PCS Group*                              $  1,086,750
                                                                 ------------
            TELEPHONE - 4.2%
   29,000   Alltel Corp.                                         $  1,776,540
   52,000   BroadWing, Inc.*                                        1,271,400
   38,500   Century Telephone Enterprises, Inc.                     1,166,550
   12,000   Telephone and Data Systems, Inc.                        1,305,000
                                                                 ------------
                                                                 $  5,519,490
                                                                 ------------
            TOTAL COMMUNICATION SERVICES                         $  6,606,240
                                                                 ------------
            CONSUMER CYCLICALS - 12.2%
            AUTO PARTS & EQUIPMENT - 0.8%
   25,000   ITT Industries, Inc.                                 $  1,106,250
                                                                 ------------
            GAMING & LOTTERY COMPANIES - 0.5%
   49,800   Park Place Entertainment Corp.*                      $    602,580
                                                                 ------------
            HOUSEHOLD FURNISHING & APPLIANCES - 0.3%
   14,000   Ethan Allen Interiors, Inc.                          $    455,000
                                                                 ------------
            LEISURE TIME (PRODUCTS) - 1.3%
    89,000  Mattel, Inc.                                         $  1,683,880
                                                                 ------------
            PUBLISHING - 0.3%
   53,000   Primedia, Inc.*                                      $    359,870
                                                                 ------------
            RETAIL (COMPUTERS & ELECTRONICS) - 0.4%
   19,000   Radioshack Corp.                                     $    579,500
                                                                 ------------
            RETAIL (DEPT STORES) - 1.1%
   54,000   J.C. Penney Co., Inc.                                $  1,423,440
                                                                 ------------
            RETAIL (DISCOUNTERS) - 0.8%
   39,000   Family Dollar Stores, Inc.                           $    999,570
                                                                 ------------
            RETAIL (SPECIALTY) - 2.2%
   22,000   Borders Group, Inc.*                                 $    492,800
   84,000   Cole National Corp.*                                    1,239,000
   80,000   Venator Group, Inc.*                                    1,224,000
                                                                 ------------
                                                                 $  2,955,800
                                                                 ------------
            SERVICES (COMMERCIAL & CONSUMER) - 3.6%
   36,000   IMS Health, Inc.                                     $  1,026,000
   58,500   Regis Corp.                                             1,227,915
   36,000   Sabre Group Holdings, Inc.*                             1,800,000
  112,000   Service Corp. International*                              712,320
                                                                 ------------
                                                                 $  4,766,235
                                                                 ------------
            TEXTILES (APPAREL) - 0.9%
   27,000   Jones Apparel Group, Inc.*                           $  1,166,400
                                                                 ------------
            TOTAL CONSUMER CYCLICALS                             $ 16,098,525
                                                                 ------------
            CONSUMER STAPLES - 8.6%
            BROADCASTING (CABLE/TELEVISION/RADIO) - 1.7%
   12,000   Cablevision Systems Corp.*                           $    702,000
   53,000   USA Networks, Inc.*                                     1,494,070
                                                                 ------------
                                                                 $  2,196,070
                                                                 ------------
            FOODS - 0.7%
   15,000   Hershey Foods Corp.                                  $    925,650
                                                                 ------------
            HOUSEWARES - 0.8%
   27,000   Fortune Brands, Inc.                                 $  1,035,720
                                                                 ------------
            RESTAURANTS - 2.6%
  110,000   Lone Star Steakhouse & Saloon, Inc.                  $  1,428,900
   45,000   Tricon Global Restaurants, Inc.*                        1,975,500
                                                                 ------------
                                                                 $  3,404,400
                                                                 ------------
            RETAIL STORES (FOOD CHAINS) - 0.4%
   22,500   Kroger Co.*                                          $    562,500
                                                                 ------------
            SERVICES (EMPLOYMENT) - 0.8%
  142,000   Modis Professional Services, Inc.*                   $    979,800
                                                                 ------------

  The accompanying notes are an integral part of these financial statements.

SHARES                                                                  VALUE
            SPECIALTY PRINTING - 1.6%
   92,000   John H. Harland Co.                                  $  2,143,600
                                                                 ------------
            TOTAL CONSUMER STAPLES                               $ 11,247,740
                                                                 ------------
            ENERGY - 6.6%
            OIL & GAS (DRILLING & EQUIPMENT) - 2.3%
   42,000   ENSCO International, Inc.                            $    982,800
   23,000   Noble Drilling Corp.*                                     753,250
   27,000   Weatherford International, Inc.*                        1,296,000
                                                                 ------------
                                                                 $  3,032,050
                                                                 ------------
            OIL & GAS (PRODUCTION/EXPLORATION) - 2.0%
   18,000   Burlington Resources, Inc.                           $    719,100
   12,000   Newfield Exploration Co.*                                 384,720
   54,000   Ocean Energy, Inc.                                        942,300
   36,000   Pioneer Natural Resources Co.*                            613,800
                                                                 ------------
                                                                 $  2,659,920
                                                                 ------------
            OIL & GAS (REFINING & MARKETING) - 0.9%
   14,000   Ultramar Diamond Shamrock Corp.                      $    661,500
   13,000   Valero Energy Corp.                                       478,140
                                                                 ------------
                                                                 $  1,139,640
                                                                 ------------
            OIL (DOMESTIC INTEGRATED) - 1.4%
   11,500   Amerada Hess Corp.                                   $    929,200
   33,000   Conoco, Inc.                                              930,600
                                                                 ------------
                                                                 $  1,859,800
                                                                 ------------
            TOTAL ENERGY                                         $  8,691,410
                                                                 ------------
            FINANCIALS - 18.4%
            BANKS (MAJOR REGIONAL) - 2.9%
   27,000   BB&T Corp.                                           $    990,900
   20,600   Boston Private Financial Holdings, Inc.*                  461,440
   13,000   Comerica, Inc.                                            748,800
   22,700   National City Corp.                                       698,706
   36,000   SouthTrust Corp.                                          936,000
                                                                 ------------
                                                                 $  3,835,846
                                                                 ------------
            BANKS (REGIONAL) - 3.7%
   27,000   First Tennessee National Corp.                       $    937,170
   23,000   Marshall & Ilsley Corp.                                 1,239,700
   40,000   North Fork Bancorp, Inc.                                1,240,000
   32,000   TCF Financial Corp.                                     1,481,920
                                                                 ------------
                                                                 $  4,898,790
                                                                 ------------
            CONSUMER FINANCE - 1.6%
   16,000   Countrywide Credit Industries, Inc.                      $734,080
   18,000   The PMI Group, Inc.                                     1,307,880
                                                                 ------------
                                                                 $  2,041,960
                                                                 ------------
            FINANCIAL (DIVERSIFIED) - 1.4%
   13,500   Indymac Bancorp, Inc.*                               $    361,800
   11,500   John Hancock Financial Services, Inc.                     462,990
   14,000   SLM Holdings Corp.                                      1,022,000
                                                                 ------------
                                                                 $  1,846,790
                                                                 ------------
            INSURANCE (LIFE/HEALTH) - 0.7%
   19,000   Jefferson - Pilot Corp.                              $    918,080
                                                                 ------------
            INSURANCE (PROPERTY-CASUALTY) - 5.3%
   29,500   Ace Ltd.*                                            $  1,153,155
   14,500   Allmerica Financial Corp.*                                833,750
   27,000   Arch Capital Group Ltd.*                                  425,250
   16,000   Exel Ltd.                                               1,313,600
    7,500   Markel Corp.*                                           1,473,750
   18,500   MBIA Inc.                                               1,030,080
   14,000   Partnerre Ltd.                                            775,600
                                                                 ------------
                                                                 $  7,005,185
                                                                 ------------
            INVESTMENT BANK/BROKERAGE - 2.0%
   29,800   Edwards (A.G.), Inc.                                 $  1,341,000
   67,000   E*Trade Group, Inc.                                       432,150
   11,000   Lehman Brothers Holdings, Inc.                            855,250
                                                                 ------------
                                                                 $  2,628,400
                                                                 ------------
            SAVINGS & LOAN COMPANIES - 0.8%
   33,500   Charter One Financial, Inc.                          $  1,068,650
                                                                 ------------
            TOTAL FINANCIALS                                     $ 24,243,701
                                                                 ------------
            HEALTH CARE - 8.2%
            BIOTECHNOLOGY - 0.4%
    8,400   Biogen, Inc.*                                        $    456,624
                                                                 ------------
            HEALTH CARE (DRUGS-GENERIC & OTHER) - 1.9%
   45,000   Alpharma Inc.                                        $  1,226,250
    4,500   Barr Laboratories Inc.*                                   316,845
   34,000   Mylan Laboratories Inc.                                   956,420
                                                                 ------------
                                                                 $  2,499,515
                                                                 ------------
            HEALTH CARE (HOSPITAL MANAGEMENT) - 2.5%
   31,500   HCA Inc.                                             $  1,423,485
   43,000   Health Management Associates, Inc.*                       904,720
   34,000   Triad Hospitals, Inc.*                                  1,001,980
                                                                 ------------
                                                                 $  3,330,185
                                                                 ------------
            HEALTH CARE (MANAGED CARE) - 1.3%
   18,000   Wellpoint Health Networks, Inc.*                     $  1,696,320
                                                                 ------------
            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 2.1%
   54,000   Apogent Technologies, Inc.                           $  1,328,400
   29,500   Becton, Dickinson & Co.                                 1,055,805
   18,000   Sybron Dental Specialities*                               368,820
                                                                 ------------
                                                                 $  2,753,025
                                                                 ------------
            TOTAL HEALTH CARE                                    $ 10,735,669
                                                                 ------------
            TECHNOLOGY - 15.5%
            COMMUNICATIONS EQUIPMENT - 3.6%
   90,000   ADC Telecommunications, Inc.*                        $    594,000
  111,000   Avaya, Inc.*                                            1,520,700
   26,700   CommScope, Inc.*                                          627,450
   45,000   Harris Corp.                                            1,224,450
   40,000   Tellabs, Inc.*                                            771,200
                                                                 ------------
                                                                 $  4,737,800
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                  VALUE
            COMPUTER (HARDWARE) - 1.8%
   56,000   Gateway 2000, Inc.*                                  $    921,200
   31,500   NCR Corp.*                                              1,480,500
                                                                 ------------
                                                                 $  2,401,700
                                                                 ------------
            COMPUTERS (PERIPHERALS) - 1.2%
  115,000   Storage Technology Corp.*                            $  1,582,400
                                                                 ------------
            COMPUTERS (SOFTWARE & SERVICES) - 1.5%
   11,000   Adobe Systems, Inc.                                  $    517,000
  140,000   Informix Corp.*                                           817,600
   14,000   Symantec Corp.*                                           611,660
                                                                 ------------
                                                                 $  1,946,260
                                                                 ------------
            ELECTRONICS (DEFENSE) - 0.5%
   23,000   Raytheon Co.                                         $    610,650
                                                                 ------------
            ELECTRONICS (SEMICONDUCTORS) - 3.2%
  153,000   Adaptec, Inc.*                                       $  1,520,820
  105,000   Atmel Corp.*                                            1,416,450
   31,400   Cypress Semiconductor Corp.*                              748,890
   42,000   Roxio, Inc*                                               546,000
                                                                 ------------
                                                                 $  4,232,160
                                                                 ------------
            PHOTOGRAPHY/IMAGING - 2.8%
  144,000   Imation Corp.*                                       $  3,628,800
                                                                 ------------
            SERVICES (DATA PROCESSING) - 0.9%
   34,000   Equifax, Inc.*                                       $  1,247,120
                                                                 ------------
            TOTAL TECHNOLOGY                                     $ 20,386,890
                                                                 ------------
            TRANSPORTATION - 0.6%
            RAILROADS - 0.6%
   20,500   Canadian National Railway Co.                        $    830,250
                                                                 ------------
            TOTAL TRANSPORTATION                                 $    830,250
                                                                 ------------
            UTILITIES - 8.9%
            ELECTRIC COMPANIES - 6.3%
   18,000   Allegheny Energy, Inc.                               $    868,500
   16,000   Constellation Energy Group                                681,600
   47,500   CMS Energy Corp.                                        1,322,875
   27,000   DPL, Inc.                                                 781,920
   15,500   DQE, Inc.                                                 348,750
   27,000   DTE Energy Co.                                          1,253,880
   17,000   Exelon Corp.                                            1,090,040
   14,000   Kansas City Power & Light Co.                             343,700
   81,000   Montana Power Co.                                         939,600
   23,000   UtiliCorp United, Inc.                                    702,650
                                                                 ------------
                                                                 $  8,333,515
                                                                 ------------
            NATURAL GAS - 1.9%
   37,500   KeySpan Energy Corp.                                 $  1,368,000
   33,500   Williams Companies, Inc.                                1,103,825
                                                                 ------------
                                                                 $  2,471,825
                                                                 ------------
            POWER PRODUCERS (INDEPENDENT) - 0.7%
   36,000   Orion Power Holdings, Inc.*                          $    857,160
                                                                 ------------
            TOTAL UTILITIES                                      $ 11,662,500
                                                                 ------------
            TOTAL COMMON STOCKS
            (Cost $109,991,620)                                  $125,226,525
                                                                 ------------

PRINCIPAL
AMOUNT
            TEMPORARY CASH INVESTMENT - 4.8%
            COMMERCIAL PAPER - 4.8%
$6,304,000  Travelers Corp., 4.12%, 7/2/01                       $  6,304,000
                                                                 ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $6,304,000)                                    $  6,304,000
                                                                 ------------
            TOTAL COMMON STOCKS
            AND TEMPORARY CASH INVESTMENT - 100%
            (Cost $116,295,620)                                  $131,530,525
                                                                 ============

*     Non-income producing security

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO

SHARES                                                                     VALUE
            COMMON STOCKS - 89.1%
            CAPITAL GOODS - 5.6%
            ELECTRICAL EQUIPMENT - 3.3%
    63,100  General Electric Co.                                    $  3,076,125
                                                                    ------------
            MANUFACTURING (DIVERSIFIED) - 2.3%
    40,100  Tyco International Ltd.                                 $  2,185,450
                                                                    ------------
            TOTAL CAPITAL GOODS                                     $  5,261,575
                                                                    ------------
            COMMUNICATION SERVICES - 5.4%
            CELLULAR/WIRELESS TELECOMMUNICATIONS - 1.8%
   104,300  Crown Castle International Corp.*                       $  1,710,520
                                                                    ------------
            TELEPHONE - 3.6%
    42,800  BellSouth Corp.                                         $  1,723,556
    40,800  SBC Communications, Inc.                                   1,634,448
                                                                    ------------
                                                                    $  3,358,004
                                                                    ------------
            TOTAL COMMUNICATION SERVICES                            $  5,068,524
                                                                    ------------
            CONSUMER CYCLICALS - 2.1%
            RETAIL (GENERAL MERCHANDISE) - 1.2%
    23,000  Wal-Mart Stores, Inc.                                   $  1,122,400
                                                                    ------------
            SERVICES (ADVERTISING/MARKETING) - 0.9%
    10,000  Omnicom Group                                           $    860,000
                                                                    ------------
            TOTAL CONSUMER CYCLICALS                                $  1,982,400
                                                                    ------------
            CONSUMER STAPLES - 14.5%
            BEVERAGES (NON-ALCOHOLIC) - 0.8%
    15,772  The Coca-Cola Co.                                       $    709,740
                                                                    ------------
            BROADCASTING (CABLE/TELEVISION/RADIO) - 0.9%
    13,900  Clear Channel Communications, Inc.*                     $    871,530
                                                                    ------------
            ENTERTAINMENT - 5.5%
    96,000  AOL Time-Warner*+                                       $  5,088,000
                                                                    ------------
            FOODS - 0.7%
    14,876  Wm. Wrigley Jr. Co.                                     $    696,941
                                                                    ------------
            PERSONAL CARE - 5.6%
    93,464  Gillette Co.                                            $  2,709,521
    44,300  Kimberly Clark Corp.                                       2,476,370
                                                                    ------------
                                                                    $  5,185,891
                                                                    ------------
            RETAIL STORES (FOOD CHAINS) - 1.0%
    18,700  Safeway Inc.*                                           $    897,600
                                                                    ------------
            TOTAL CONSUMER STAPLES                                  $ 13,449,702
                                                                    ------------
            ENERGY - 1.7%
            OIL (INTERNATIONAL INTEGRATED) - 1.7%
    17,000  Chevron Corp.                                           $  1,538,500
                                                                    ------------
            TOTAL ENERGY                                            $  1,538,500
                                                                    ------------
            FINANCIALS - 7.7%
            BANKS (MAJOR REGIONAL) - 2.7%
    13,400  PNC Bank Corp.                                          $    881,586
    33,000  State Street Corp.                                         1,633,170
                                                                    ------------
                                                                    $  2,514,756
                                                                    ------------
            INSURANCE (MULTI-LINE) - 5.0%
    29,580  American International Group, Inc.                      $  2,543,880
        30  Berkshire Hathaway, Inc.*                                  2,082,000
                                                                    ------------
                                                                    $  4,625,880
                                                                    ------------
            TOTAL FINANCIALS                                        $  7,140,636
                                                                    ------------
            HEALTH CARE - 25.1%
            BIOTECHNOLOGY - 6.4%
    17,600  Amgen, Inc.*                                            $  1,067,968
    15,100  Biogen, Inc.*                                                820,836
    23,400  Human Genome Sciences, Inc.*                               1,409,850
    57,431  Pharmacia Corp.                                            2,638,954
                                                                    ------------
                                                                    $  5,937,608
                                                                    ------------
            HEALTH CARE (DIVERSIFIED) - 5.2%
    59,300  American Home Products Corp.                            $  3,465,492
    32,700  Biovail Corp. International*                               1,422,450
                                                                    ------------
                                                                    $  4,887,942
                                                                    ------------
            HEALTH CARE (DRUGS/MAJOR PHARMS) - 10.0%
    15,400  Elan Corp. Plc (A.D.R.)*                                $    939,400
    36,125  IVAX Corp.*                                                1,408,875
    25,316  Merck & Co., Inc.                                          1,617,946
   132,418  Pfizer, Inc.                                               5,303,341
                                                                    ------------
                                                                    $  9,269,562
                                                                    ------------
            HEALTH CARE (HOSPITAL MANAGEMENT) - 2.7%
    54,900  HCA Inc.                                                $  2,480,931
                                                                    ------------
            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.8%
    12,500  Genzyme Corp*                                           $    762,500
                                                                    ------------
            TOTAL HEALTH CARE                                        $23,338,543
                                                                    ------------
            TECHNOLOGY - 25.2%
            COMMUNICATIONS EQUIPMENT - 1.5%
    52,900  American Tower Corp.*                                   $  1,093,443
    17,900  Tellabs, Inc.*                                               345,112
                                                                    ------------
                                                                    $  1,438,555
                                                                    ------------
            COMPUTER (HARDWARE) - 5.3%
    13,000  Compaq Computer Corp.                                   $    201,370
    96,000  Hewlett-Packard Co.                                        2,745,600
     8,900  IBM Corp.                                                  1,005,700
    59,900  Sun Microsystems, Inc.*                                      941,628
                                                                    ------------
                                                                    $  4,894,298
                                                                    ------------
            COMPUTERS (PERIPHERALS) - 2.0%
    63,700  EMC Corp.*                                              $  1,850,485
                                                                    ------------
            COMPUTERS (SOFTWARE & SERVICES) - 12.0%
    63,200  Adobe Systems, Inc.                                     $  2,970,400
    62,500  Microsoft Corp.*                                           4,562,500
   193,750  Oracle Corp.*                                              3,681,250
                                                                    ------------
                                                                    $ 11,214,150
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            ELECTRONICS (SEMICONDUCTORS) - 4.4%
    59,400  Intel Corp.                                             $  1,737,450
    17,400  Linear Technology Corp.                                      769,428
     5,600  Maxim Integrated Products*                                   247,576
    41,800  Texas Instruments, Inc.                                    1,316,700
                                                                    ------------
                                                                    $  4,071,154
                                                                    ------------
            TOTAL TECHNOLOGY                                        $ 23,468,642
                                                                    ------------
            UTILITIES - 1.8%
            POWER PRODUCERS (INDEPENDENT) - 1.8%
    44,700  Calpine Corp.*                                          $  1,689,660
                                                                    ------------
            TOTAL UTILITIES                                         $  1,689,660
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $86,290,462)                                      $ 82,938,182
                                                                    ------------
            EXCHANGE TRADED FUND - 2.4%
    50,000  Nasdaq-100 Index Trading Stock                          $  2,285,000
                                                                    ------------
            TOTAL EXCHANGE TRADED FUND
            (Cost $2,273,545)                                       $  2,285,000
                                                                    ------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $88,564,007)                                      $ 85,223,182
                                                                    ------------

PRINCIPAL
   AMOUNT
            TEMPORARY CASH INVESTMENT - 8.5%
            REPURCHASE AGREEMENT - 8.5%
$7,900,000  Credit Suisse First Boston, Inc., 3.95%,
             dated 6/29/01, repurchase price of
             $7,900,000 plus accrued interest on
             7/2/01 collateralized by $8,191,000
             U.S. Treasury Notes, 3.51%, 12/13/01                   $  7,900,000
                                                                    ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $7,900,000)                                       $  7,900,000
                                                                    ------------
            TOTAL INVESTMENT IN SECURITIES AND
            TEMPORARY CASH INVESTMENT
            (Cost $96,464,007)                                      $ 93,123,182
                                                                    ============

*     Non-income producing security
+ A portion of this investment has been pledged to cover margin requirements for futures contracts outstanding at June 30, 2001.

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

SHARES                                                                     VALUE
            COMMON STOCKS - 92.5%
            CONSUMER CYCLICALS - 2.0%
            LODGING - HOTELS - 2.0%
    20,800  Starwood Hotels & Resorts                               $    775,424
                                                                    ------------
            TOTAL CONSUMER CYCLICALS                                $    775,424
                                                                    ------------
            FINANCIALS - 90.5%
            Real Estate Investment Trusts - 87.5%
    16,700  AMB Property Corp.                                      $    430,192
    31,100  Apartment Investment & Management Co.                      1,499,020
    58,900  Archstone Communities Trust                                1,518,442
    21,800  Arden Realty Group, Inc.                                     582,060
    21,700  Avalonbay Communities, Inc.                                1,014,475
    24,400  Boston Properties, Inc.                                      997,960
    31,200  Brandywine Realty Trust                                      700,440
    22,700  Camden Property Trust                                        833,090
    12,800  Charles E. Smith Residential Realty, Inc.                    641,920
     2,400  Corporate Office Properties                                   24,000
    39,600  Cousins Properties, Inc.                                   1,063,260
    53,500  Duke Realty Investments, Inc.                              1,329,475
    90,657  Equity Office Properties Trust                             2,867,481
    38,800  Equity Residential Property Trust                          2,194,140
    22,400  Essex Property Trust, Inc.                                 1,109,920
     2,000  First Industrial Realty Trust, Inc.                           64,280
    32,800  Franchise Finance Corporation of America                     823,608
    16,500  General Growth Properties, Inc.                              649,440
    13,900  Glimcher Realty Trust                                        248,810
    19,500  Home Properties of NY, Inc.                                  586,950
    74,890  Host Marriott Corp.                                          937,623
    23,900  Inkeepers USA Trust                                          286,322
     9,200  Kimco Realty Corp.                                           435,620
    46,300  Liberty Property Trust                                     1,370,480
    37,900  Mission West Properties Inc.                                 458,590
    12,900  Pan Pacific Retail Properties, Inc.                          335,400
    21,200  Parkway Properties, Inc.                                     747,300
    53,000  Prentiss Properties Trust                                  1,393,900
    43,600  ProLogis Trust                                               990,592
     1,615  Public Storage, Inc. (Depository Shares)                      39,600
    38,400  Public Storage, Inc.                                       1,138,560
    61,500  Reckson Associates Realty Corp.                            1,414,500
    40,600  Simon DeBartolo Group, Inc.                                1,216,782
     6,200  Spieker Properties, Inc.                                     371,690
    10,800  Storage USA, Inc.                                            388,800
    34,300  The Macerich Co.                                             850,640
    13,500  United Dominion Realty Trust, Inc.                           193,725
    28,200  Vornado Realty Trust                                       1,100,928
                                                                    ------------
                                                                    $ 32,850,015
                                                                    ------------
            REAL ESTATE COMPANIES - 3.0%
    62,200  Trizec Hahn Corp.                                       $  1,131,418
                                                                    ------------
            TOTAL FINANCIALS                                        $ 33,981,433
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $29,183,666)                                      $ 34,756,857
                                                                    ------------

PRINCIPAL
AMOUNT
            TEMPORARY CASH INVESTMENT - 7.5%
            REPURCHASE AGREEMENT - 7.5%
$2,800,000   Credit Suisse First Boston, Inc., 3.95%,
             dated 6/29/01, repurchase price of
             $2,800,000 plus accrued interest on
             7/2/01 collateralized by $2,903,000
             U.S. Treasury Notes, 3.51%, 12/13/01                   $  2,800,000
                                                                    ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $2,800,000)                                       $  2,800,000
                                                                    ------------
            TOTAL COMMON STOCKS AND
            TEMPORARY CASH INVESTMENT
            (Cost $31,983,666)                                      $ 37,556,857
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

SHARES                                                                     VALUE
            COMMON STOCKS - 98.2%
            BASIC MATERIALS - 3.2%
            ALUMINUM - 0.9%
    52,200  Alcoa, Inc.                                             $  2,056,680
                                                                    ------------
            CHEMICALS - 0.5%
    22,354  E.I. du Pont de Nemours and Co.                         $  1,078,357
                                                                    ------------
            GOLD & PRECIOUS METALS MINING - 0.3%
    36,600  Newmont Mining Corp.                                    $    681,126
                                                                    ------------
            METALS MINING - 1.1%
    25,000  Phelps Dodge Corp.                                      $  1,037,500
    74,000  Rio Tinto Plc                                              1,313,037
                                                                    ------------
                                                                    $  2,350,537
                                                                    ------------
            PAPER & FOREST PRODUCTS - 0.4%
    31,000  Mead Corp.                                              $    841,340
                                                                    ------------
            TOTAL BASIC MATERIALS                                   $  7,008,040
                                                                    ------------
            CAPITAL GOODS - 6.5%
            AEROSPACE/DEFENSE - 1.2%
    15,600  Boeing Co.                                              $    867,360
    22,800  General Dynamics Corp.                                     1,774,068
                                                                    ------------
                                                                    $  2,641,428
                                                                    ------------
            ELECTRICAL EQUIPMENT - 0.6%
    14,000  Emerson Electric Co.                                    $    847,000
    11,100  General Electric Co.                                         541,125
                                                                    ------------
                                                                    $  1,388,125
                                                                    ------------
            MACHINERY (DIVERSIFIED) - 1.1%
    14,500  Caterpillar, Inc.                                       $    725,725
    22,000  Deere & Co.                                                  832,700
    18,900  Ingersoll-Rand Co.                                           778,680
                                                                    ------------
                                                                    $  2,337,105
                                                                    ------------
            MANUFACTURING (DIVERSIFIED) - 2.4%
    71,100  Corning, Inc.                                           $  1,188,081
    16,100  Illinois Tool Works, Inc.                                  1,019,130
    15,500  Johnson Controls, Inc.                                     1,123,285
     3,000  Minnesota Mining and Manufacturing Co.                       339,300
    25,000  United Technologies Corp.                                  1,831,500
                                                                    ------------
                                                                    $  5,501,296
                                                                    ------------
            MANUFACTURING (SPECIALIZED) - 0.3%
    17,300  Diebold, Inc.                                           $    556,195
                                                                    ------------
            OFFICE EQUIPMENT & SUPPLIES - 0.7%
    35,600  Canon, Inc. (A.D.R.)                                    $  1,466,720
                                                                    ------------
            TRUCKS & PARTS - 0.2%
     7,200  Paccar, Inc.                                            $    370,224
                                                                    ------------
            TOTAL CAPITAL GOODS                                     $ 14,261,093
                                                                    ------------
            COMMUNICATION SERVICES - 8.2%
            TELECOMMUNICATIONS (LONG DISTANCE) - 0.6%
    58,500  Sprint Corp.                                            $  1,249,560
                                                                    ------------
            TELEPHONE - 7.6%
    14,123  Alltel Corp.                                            $    865,175
    82,600  BellSouth Corp.                                            3,326,302
    75,541  Qwest Communications
            International, Inc.                                        2,407,492
   126,976  SBC Communications, Inc.                                   5,086,659
    95,588  Verizon Communications, Inc.                               5,113,958
                                                                    ------------
                                                                    $ 16,799,586
                                                                    ------------
            TOTAL COMMUNICATION SERVICES                            $ 18,049,146
                                                                    ------------
            CONSUMER CYCLICALS - 13.0%
            AUTOMOBILES - 2.0%
   117,127  Ford Motor Corp.                                        $  2,875,468
    25,000  General Motors Corp.                                       1,608,750
                                                                    ------------
                                                                    $  4,484,218
                                                                    ------------
            HOUSEHOLD FURNISHING & APPLIANCES - 0.6%
    21,000  Sony Corp. (A.D.R)                                      $  1,381,800
                                                                    ------------
            PUBLISHING - 2.5%
   101,000  John Wiley & Sons, Inc.                                 $  2,388,650
    46,100  McGraw-Hill Co., Inc.                                      3,049,515
                                                                    ------------
                                                                    $  5,438,165
                                                                    ------------
            PUBLISHING (NEWSPAPERS) - 0.9%
    13,300  Dow Jones & Co., Inc.                                   $    794,143
    18,300  Gannett Co., Inc.                                          1,205,970
                                                                    ------------
                                                                    $  2,000,113
                                                                    ------------
            RETAIL (BUILDING SUPPLIES) - 0.5%
    15,000  Lowe's Companies, Inc.                                  $  1,088,250
                                                                    ------------
            RETAIL (COMPUTERS & ELECTRONICS) - 0.2%
     5,200  Best Buy Co., Inc.*                                     $    330,304
                                                                    ------------
            RETAIL (DEPARTMENT STORES) - 1.8%
    14,800  Harcourt General, Inc.                                  $    861,212
    34,000  Kohl's Corp.*                                              2,132,820
    28,900  May Department Stores Co.                                    990,114
                                                                    ------------
                                                                    $  3,984,146
                                                                    ------------
            RETAIL (DISCOUNTERS) - 0.6%
    66,718  Dollar General Corp.                                    $  1,301,001
                                                                    ------------
            RETAIL (GENERAL MERCHANDISE) - 1.9%
    77,300  Target Corp.                                            $  2,674,580
    30,300  Wal-Mart Stores, Inc.                                      1,478,640
                                                                    ------------
                                                                    $  4,153,220
                                                                    ------------
            RETAIL (SPECIALTY) - 0.2%
    13,000  Barnes & Noble, Inc.*                                   $    511,550
                                                                    ------------
            RETAIL (SPECIALTY-APPAREL) - 0.4%
    33,300  Gap Inc.                                                $    965,700
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            SERVICES (ADVERTISING/MARKETING) - 1.4%
    28,000  The Interpublic Group of Companies, Inc.                $    821,800
    25,100  Omnicom Group                                              2,158,600
                                                                    ------------
                                                                    $  2,980,400
                                                                    ------------
            TOTAL CONSUMER CYCLICALS                                $ 28,618,867
                                                                    ------------
            CONSUMER STAPLES - 9.7%

            BEVERAGES (NON-ALCOHOLIC) - 0.8%
    37,900  PepsiCo, Inc.                                           $  1,675,180
                                                                    ------------
            BROADCASTING (CABLE/TELEVISION/RADIO) - 0.1 %
     6,800  Cox Communication, Inc.*                                $    301,240
                                                                    ------------
            DISTRIBUTORS (FOOD & HEALTH) - 0.6%
    51,600  Sysco Corp.                                             $  1,400,940
                                                                    ------------
            ENTERTAINMENT - 1.0%
    11,700  AOL Time-Warner*                                        $    620,100
    29,619  Viacom, Inc. (Class B Non-voting)*                         1,532,783
                                                                    ------------
                                                                    $  2,152,883
                                                                    ------------
            FOODS - 2.9%
    29,700  Campbell Soup Co.                                       $    764,775
    27,600  General Mills, Inc.                                        1,208,328
    38,200  H.J. Heinz Co.                                             1,561,998
    17,000  Hershey Foods Corp.                                        1,049,070
    18,000  Ralston-Ralston Purina Group                                 540,360
    64,900  Sara Lee Corp.                                             1,229,206
                                                                    ------------
                                                                    $  6,353,737
                                                                    ------------
            HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.8%
    38,500  Colgate-Palmolive Co.                                   $  2,271,115
    26,800  Procter & Gamble Co.                                       1,709,840
                                                                    ------------
                                                                    $  3,980,955
                                                                    ------------
            RETAIL (DRUG STORES) - 1.6%
    19,400  CVS Corp.                                               $    748,840
    81,300  Walgreen Co.                                               2,776,395
                                                                    ------------
                                                                    $  3,525,235
                                                                    ------------
            RETAIL STORES (FOOD CHAINS) - 0.2%
     8,800  Safeway Inc.*                                           $    422,400
                                                                    ------------
            SERVICES (EMPLOYMENT) - 0.7%
    58,200  Robert Half International Inc.*                         $  1,448,598
                                                                    ------------
            TOTAL CONSUMER STAPLES                                  $ 21,261,168
                                                                    ------------
            ENERGY - 8.2%
            OIL & GAS (DRILLING & EQUIPMENT) - 1.1%
    15,000  Halliburton Co.                                         $    534,000
    15,929  Transocean Offshore, Inc.                                    657,071
    10,000  Smith International, Inc.*                                   599,000
    14,100  Schlumberger Ltd.                                            742,365
                                                                    ------------
                                                                    $  2,532,436
                                                                    ------------
            OIL (DOMESTIC INTEGRATED) - 1.0%
    18,000  Conoco, Inc.                                            $    507,600
    21,950  Conoco, Inc. (Class B)                                       634,355
    20,000  Shell Transport & Trading Co. (A.D.R.)                     1,006,800
                                                                    ------------
                                                                    $  2,148,755
                                                                    ------------
            OIL (INTERNATIONAL INTEGRATED) - 6.1%
    52,664  BP Amoco Plc (A.D.R.)                                   $  2,625,300
    31,900  Chevron Corp.                                              2,886,950
    45,134  Exxon Mobil Corp.                                          3,942,455
    17,000  Royal Dutch Petroleum Co.                                    990,590
    43,700  Texaco, Inc.                                               2,910,420
                                                                    ------------
                                                                    $ 13,355,715
                                                                    ------------
            TOTAL ENERGY                                            $ 18,036,906
                                                                    ------------
            FINANCIALS - 14.2 %
            BANKS (MAJOR REGIONAL) - 5.2%
    67,700  The Bank of New York Co., Inc.                          $  3,249,600
    15,950  Huntington Bancshares, Inc.                                  260,783
    53,700  Mellon Bank Corp.                                          2,470,200
    81,000  National City Corp.                                        2,493,180
    45,000  State Street Corp.                                         2,227,050
    15,000  Wells Fargo Co.                                              696,450
                                                                    ------------
                                                                    $ 11,397,263
                                                                    ------------
            BANKS (MONEY CENTER) - 0.0%
         1  UBS AG                                                  $        142
                                                                    ------------
            BANKS (REGIONAL) - 0.7%
    21,500  First Tennessee National Corp.                          $    746,265
    15,400  Zions Bancorp                                                908,600
                                                                    ------------
                                                                    $  1,654,865
                                                                    ------------
            FINANCIAL (DIVERSIFIED) - 0.9%
    14,500  Citigroup Inc.                                          $    766,180
    19,400  Morgan Stanley, Dean Witter and Co.                        1,246,062
                                                                    ------------
                                                                    $  2,012,242
                                                                    ------------
            INSURANCE (MULTI-LINE) - 1.0%
    24,730  American International Group, Inc.                      $  2,126,780
     8,282  AXA (A.D.R.)                                                 233,304
                                                                    ------------
                                                                    $  2,360,084
                                                                    ------------
            INSURANCE (PROPERTY-CASUALTY) - 2.7%
    33,300  Chubb Corp.                                             $  2,578,419
    16,400  Exel Ltd.                                                  1,346,440
     9,400  Partnerre Ltd.                                               520,760
    20,900  Safeco Corp.                                                 616,550
    17,400  St. Paul Companies, Inc.                                     882,006
                                                                    ------------
                                                                    $  5,944,175
                                                                    ------------
            INSURANCE BROKERS - 1.0%
    21,150  Marsh & McLennan Co., Inc.                              $  2,136,150
                                                                    ------------
            INVESTMENT BANK/BROKERAGE - 1.0%
    35,400  Merrill Lynch & Co., Inc.                               $  2,097,450
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            INVESTMENT MANAGEMENT - 1.4%
    26,250  Federated Investors, Inc.                               $    845,250
    59,500  T. Rowe Price Associates, Inc.                             2,224,705
                                                                    ------------
                                                                    $  3,069,955
                                                                    ------------
            SAVINGS & LOAN COMPANIES - 0.3%
    18,786  Washington Mutual, Inc.                                 $    705,414
                                                                    ------------
            TOTAL FINANCIALS                                        $ 31,377,740
                                                                    ------------
            HEALTH CARE - 10.3%
            HEALTH CARE (DIVERSIFIED) - 3.2%
    36,200  Abbott Laboratories                                     $  1,737,962
    49,500  Bristol-Myers Squibb Co.                                   2,588,850
    54,400  Johnson & Johnson                                          2,720,000
                                                                    ------------
                                                                    $  7,046,812
                                                                    ------------
            HEALTH CARE (DRUGS/MAJOR PHARMS) - 6.4%
    21,400  Eli Lilly & Co.                                         $  1,583,600
    42,788  Glaxosmithkline Plc                                        2,404,686
    35,900  Merck & Co., Inc.                                          2,294,369
    12,000  Novartis AG (A.D.R.)                                         433,800
    32,100  Pfizer, Inc.                                               1,285,605
    10,600  Roche Holding AG (A.D.R.)                                    765,161
   146,700  Schering-Plough Corp.                                      5,316,408
                                                                    ------------
                                                                    $ 14,083,629
                                                                    ------------
            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
    41,200  Becton, Dickinson & Co.                                 $  1,474,548
                                                                    ------------
            TOTAL HEALTH CARE                                       $ 22,604,989
                                                                    ------------
            TECHNOLOGY - 20.1%
            COMMUNICATIONS EQUIPMENT - 1.9%
   167,500  ADC Telecommunications, Inc.*                           $  1,105,500
    65,600  Telefonaktiebolaget LM Ericsson (A.D.R.)                     355,552
   127,800  Motorola Inc.                                              2,116,368
    14,000  Nokia Corp. (A.D.R.)                                         308,560
    21,000  Tellabs, Inc.*                                               404,880
                                                                    ------------
                                                                    $  4,290,860
                                                                    ------------
            COMPUTER (HARDWARE) - 4.5%
   101,500  Compaq Computer Corp.                                   $  1,572,235
    14,000  Dell Computer Corp.*                                         352,100
    87,400  Hewlett-Packard Co.                                        2,499,640
    47,700  IBM Corp.                                                  5,390,100
    20,000  Sun Microsystems, Inc.*                                      314,400
                                                                    ------------
                                                                    $ 10,128,475
                                                                    ------------
            COMPUTERS (SOFTWARE & SERVICES) - 3.6%
    27,200  Adobe Systems, Inc.                                     $  1,278,400
    36,450  BMC Software, Inc.*                                          821,583
    42,800  Microsoft Corp.*                                           3,124,400
    14,000  Oracle Corp.*                                                266,000
    16,500  Peoplesoft Inc.*                                             812,295
    31,300  Synopsys, Inc.*                                            1,514,607
                                                                    ------------
                                                                    $  7,817,285
                                                                    ------------
            ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.2%
    14,735  Koninklijke Philips Electronics                         $    389,446
                                                                    ------------
            ELECTRONICS (INSTRUMENTATION) - 0.6%
    12,090  Agilent Technologies Inc.*                              $    392,925
    23,600  Veeco Instruments, Inc.*                                     938,100
                                                                    ------------
                                                                    $  1,331,025
                                                                    ------------
            ELECTRONICS (SEMICONDUCTORS) - 4.0%
    42,800  Altera Corp.*                                           $  1,241,200
    95,700  Intel Corp.                                                2,799,225
    25,500  Micrel Inc.*                                                 841,500
    24,000  Micron Technology, Inc.*                                     986,400
    21,000  Taiwan Semiconductor
            Manufacturing Co. (A.D.R.)*                                  318,990
    81,300  Texas Instruments, Inc.                                    2,560,950
                                                                    ------------
                                                                    $  8,748,265
                                                                    ------------
            EQUIPMENT (SEMICONDUCTOR) - 2.2%
    35,100  Applied Materials, Inc.*                                $  1,723,410
    54,000  Lam Research Corp.*                                        1,601,100
    28,800  Novellus Systems, Inc.*                                    1,635,552
                                                                    ------------
                                                                    $  4,960,062
                                                                    ------------
            PHOTOGRAPHY/IMAGING - 1.0%
    46,100  Eastman Kodak Co.                                       $  2,151,948
                                                                    ------------
            SERVICES (COMPUTER SYSTEMS) - 0.4%
    23,000  Computer Sciences Corp.*                                $    795,800
                                                                    ------------
            SERVICES (DATA PROCESSING) - 1.7%
    27,100  Automatic Data Processing                               $  1,346,870
    16,400  DST Systems, Inc.*                                           864,280
    12,600  Electronic Data Systems Corp.                                787,500
    10,500  Fiserv, Inc.*                                                671,790
                                                                    ------------
                                                                    $  3,670,440
                                                                    ------------
            TOTAL TECHNOLOGY                                        $ 44,283,606
                                                                    ------------
            TRANSPORTATION - 2.4%
            AIRLINES - 0.6%
    78,300  Southwest Airlines Co.                                  $  1,447,767
                                                                    ------------
            RAILROADS - 1.8%
    30,400  Burlington Northern, Inc.                               $    917,168
   110,700  Norfolk Southern Corp.                                     2,291,490
    12,700  Union Pacific Corp.                                          697,357
                                                                    ------------
                                                                    $  3,906,015
                                                                    ------------
            TOTAL TRANSPORTATION                                    $  5,353,782
                                                                    ------------
            UTILITIES - 2.4%
            ELECTRIC COMPANIES - 1.6%
    20,300  American Electric Power Co., Inc.                       $    937,251
    32,100  Allegheny Energy, Inc.                                     1,548,825
    35,100  DPL, Inc.                                                  1,016,496
                                                                    ------------
                                                                    $  3,502,572
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            NATURAL GAS - 0.5%
    17,000  KeySpan Energy Corp.                                    $    620,160
    23,500  Vectren Corp.                                                486,450
                                                                    ------------
                                                                    $  1,106,610
                                                                    ------------
            WATER UTILITIES - 0.3%
    18,700  American Water Works Co., Inc.                          $    616,538
                                                                    ------------
            TOTAL UTILITIES                                         $  5,225,720
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $206,565,581)                                     $216,098,057
                                                                    ------------

PRINCIPAL
 AMOUNT
            TEMPORARY CASH INVESTMENT - 1.8%
            COMMERCIAL PAPER - 1.8%
$4,025,000  Travelers Corp., 4.12%, 7/2/01                          $  4,025,000
                                                                    ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $4,025,000)                                       $  4,025,000
                                                                    ------------
            TOTAL COMMON STOCKS AND
            TEMPORARY CASH INVESTMENT - 100%
            (Cost $210,590,581)                                     $220,123,057
                                                                    ============

*     Non-income producing security

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME VCT PORTFOLIO

SHARES                                                                     VALUE
            CONVERTIBLE PREFERRED STOCKS - 1.9%
            CONSUMER STAPLES - 0.8%
            BROADCASTING (CABLE/TELEVISION/RADIO) - 0.8%
    27,000  Cox Communication Income Pride,
            7.0%, 8/16/02                                           $  1,566,000
                                                                    ------------
            TOTAL CONSUMER STAPLES                                  $  1,566,000
                                                                    ------------
            TRANSPORTATION - 1.1%
            RAILROADS - 1.1%
    15,300  Union Pacific Cap Trust, 6.25%, 4/1/28                  $    724,287
    27,000  Union Pacific Cap Trust, 6.25%, 4/1/28
            (144A)                                                     1,278,153
                                                                    ------------
                                                                    $  2,002,440
                                                                    ------------
            TOTAL TRANSPORTATION                                    $  2,002,440
                                                                    ------------
            TOTAL CONVERTIBLE PREFERRED STOCKS
            (Cost $3,362,350)                                       $  3,568,440
                                                                    ------------

            COMMON STOCKS - 93.8%
            BASIC MATERIALS - 1.2%
            CHEMICALS - 0.7%
    26,441  E.I. du Pont de Nemours and Co.                         $  1,275,514
                                                                    ------------
            IRON & STEEL - 0.1%
    15,450  Roanoke Electric Steel Corp.                            $    269,757
                                                                    ------------
            PAPER & FOREST PRODUCTS - 0.4%
    25,000  Mead Corp.                                              $    678,500
                                                                    ------------
            TOTAL BASIC MATERIALS                                   $  2,223,771
                                                                    ------------
            CAPITAL GOODS - 4.8%
            AEROSPACE/DEFENSE - 0.3%
     8,500  General Dynamics Corp.                                  $    661,385
                                                                    ------------
            MACHINERY (DIVERSIFIED) - 0.7%
     7,000  Gorman-Rupp Co.                                         $    168,700
    12,000  Ingersoll-Rand Co.                                           494,400
    35,000  The Timken Co.                                               592,900
                                                                    ------------
                                                                    $  1,256,000
                                                                    ------------
            MANUFACTURING (DIVERSIFIED) - 1.4%
    10,000  Illinois Tool Works, Inc.                               $    633,000
    26,000  Johnson Controls, Inc.                                     1,884,220
                                                                    ------------
                                                                    $  2,517,220
                                                                    ------------
            MANUFACTURING (SPECIALIZED) - 0.4%
    21,400  Diebold, Inc.                                           $    688,010
                                                                    ------------
            TRUCKS & PARTS - 2.0%
    70,500  Paccar, Inc.                                            $  3,625,110
                                                                    ------------
            TOTAL CAPITAL GOODS                                     $  8,747,725
                                                                    ------------

            COMMUNICATION SERVICES - 11.7%
            TELECOMMUNICATIONS (LONG DISTANCE) - 1.9%
   158,000  Sprint Corp.                                            $  3,374,880
                                                                    ------------
            TELEPHONE - 9.8%
    31,944  Alltel Corp.                                            $  1,956,889
    92,400  BellSouth Corp.                                            3,720,948
   159,331  SBC Communications, Inc.                                   6,382,800
   110,770  Verizon Communications, Inc.                               5,926,195
                                                                    ------------
                                                                    $ 17,986,832
                                                                    ------------
            TOTAL COMMUNICATION SERVICES                            $ 21,361,712
                                                                    ------------

            CONSUMER CYCLICALS - 6.1%
            AUTOMOBILES - 3.2%
   181,460  Ford Motor Corp.                                        $  4,454,843
    22,000  General Motors Corp.                                       1,415,700
                                                                    ------------
                                                                    $  5,870,543
                                                                    ------------
            PUBLISHING - 1.3%
    35,900  McGraw-Hill Co., Inc.                                   $  2,374,785
                                                                    ------------
            PUBLISHING (NEWSPAPERS) - 0.4%
    17,000  Tribune Co.                                             $    680,170
                                                                    ------------
            RETAIL (DEPARTMENT STORES) - 0.6%
    12,000  Harcourt General, Inc.                                  $    698,280
    10,825  May Department Stores Co.                                    370,865
                                                                    ------------
                                                                    $  1,069,145
                                                                    ------------
            SERVICES (ADVERTISING/MARKETING) - 0.6%
    38,200  The Interpublic Group of Companies, Inc.                $  1,121,170
                                                                    ------------
            TOTAL CONSUMER CYCLICALS                                $ 11,115,813
                                                                    ------------

            CONSUMER STAPLES - 6.5%
            BEVERAGES (NON-ALCOHOLIC) - 0.7%
    26,800  PepsiCo, Inc.                                           $  1,184,560
                                                                    ------------
            ENTERTAINMENT - 1.4%
   114,200  Cedar Fair, L.P.                                        $  2,599,192
                                                                    ------------
            FOODS - 3.2%
    42,800  Campbell Soup Co.                                       $  1,102,100
    25,000  General Mills, Inc.                                        1,094,500
    62,100  H.J. Heinz Co.                                             2,539,269
    10,000  The Quaker Oats Co.                                          912,500
     8,000  Sara Lee Corp.                                               151,520
                                                                    ------------
                                                                    $  5,799,889
                                                                    ------------
            HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.2%
    38,000  Colgate-Palmolive Co.                                   $  2,241,620
                                                                    ------------
            TOTAL CONSUMER STAPLES                                  $ 11,825,261
                                                                    ------------

            ENERGY - 10.4%
            OIL (DOMESTIC INTEGRATED) - 0.9%
    55,919  Conoco Inc. (Class B)                                   $  1,616,059
                                                                    ------------
            OIL (INTERNATIONAL INTEGRATED) - 9.5%
    60,000  Chevron Corp.                                           $  5,430,000
    77,983  Exxon Mobil Corp.                                          6,811,815
    77,500  Texaco, Inc.                                               5,161,500
                                                                    ------------
                                                                    $ 17,403,315
                                                                    ------------
            TOTAL ENERGY                                            $ 19,019,374
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            FINANCIALS - 18.5%
            BANKS (MAJOR REGIONAL) - 8.1%
    68,249  Fifth Third Bancorp                                     $  4,098,352
    84,400  Mellon Bank Corp.                                          3,882,400
    84,500  National City Corp.                                        2,600,910
    70,800  SouthTrust Corp.                                           1,840,800
    49,913  Wells Fargo Co.                                            2,317,461
                                                                    ------------
                                                                    $ 14,739,923
                                                                    ------------
            BANKS (REGIONAL) - 1.1%
    58,700  First Tennessee National Corp.                          $  2,037,477
                                                                    ------------
            INSURANCE (MULTI-LINE) - 0.5%
    10,831  American International Group, Inc.                      $    931,466
                                                                    ------------
            INSURANCE (PROPERTY-CASUALTY) - 3.6%
    39,000  Chubb Corp.                                             $  3,019,770
    35,000  Safeco Corp.                                               1,032,500
    51,200  St. Paul Companies, Inc.                                   2,595,328
                                                                    ------------
                                                                    $  6,647,598
                                                                    ------------
            INVESTMENT BANK/BROKERAGE - 1.0%
    40,500  Edwards (A.G.), Inc.                                    $  1,822,500
                                                                    ------------
            INVESTMENT MANAGEMENT - 4.2%
    81,200  Alliance Capital Management L.P.                        $  4,308,472
    16,000  Eaton Vance Corp.                                            556,800
    75,000  T. Rowe Price Associates, Inc.                             2,804,250
                                                                    ------------
                                                                    $  7,669,522
                                                                    ------------
            TOTAL FINANCIALS                                        $ 33,848,486
                                                                    ------------

            HEALTH CARE - 10.1%
            HEALTH CARE (DIVERSIFIED) - 4.6%
    77,300  Abbott Laboratories                                     $  3,711,173
    45,800  Bristol-Myers Squibb Co.                                   2,395,340
    47,000  Johnson & Johnson                                          2,350,000
                                                                    ------------
                                                                    $  8,456,513
                                                                    ------------
            HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 4.8%
    12,000  Eli Lilly & Co.                                         $    888,000
    41,900  Merck & Co., Inc.                                          2,677,829
   143,400  Schering-Plough Corp.                                      5,196,816
                                                                    ------------
                                                                    $  8,762,645
                                                                    ------------
            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
    37,000  Becton, Dickinson & Co.                                 $  1,324,230
                                                                    ------------
            TOTAL HEALTH CARE                                       $ 18,543,388
                                                                    ------------

            TECHNOLOGY - 4.5%
            COMPUTER (HARDWARE) - 2.8%
    86,200  Hewlett-Packard Co.                                     $  2,465,320
    23,500  IBM Corp.                                                  2,655,500
                                                                    ------------
                                                                    $  5,120,820
                                                                    ------------
            ELECTRONICS (SEMICONDUCTORS) - 0.7%
    20,000  Intel Corp.                                             $    585,000
    25,000  Texas Instruments, Inc.                                      787,500
                                                                    ------------
                                                                    $  1,372,500
                                                                    ------------
            PHOTOGRAPHY/IMAGING - 1.0%
    39,100  Eastman Kodak Co.                                       $  1,825,188
                                                                    ------------
            TOTAL TECHNOLOGY                                        $  8,318,508
                                                                    ------------

            TRANSPORTATION - 1.2%
            AIRLINES - 0.3%
    13,000  Delta Air Lines, Inc.                                   $    573,040
                                                                    ------------
            RAILROADS - 0.9%
    25,700  Burlington Northern, Inc.                               $    775,369
    41,200  Norfolk Southern Corp.                                       852,840
                                                                    ------------
                                                                    $  1,628,209
                                                                    ------------
            TOTAL TRANSPORTATION                                    $  2,201,249
                                                                    ------------
            UTILITIES - 18.8%
            ELECTRIC COMPANIES - 11.8%
    53,000  American Electric Power Co., Inc.                       $  2,447,010
    73,000  Allegheny Energy, Inc.                                     3,522,250
   136,000  Constellation Energy Group                                 5,793,600
    80,300  DPL, Inc.                                                  2,325,488
   100,000  Duke Energy Corp.                                          3,901,000
    62,000  Kansas City Power & Light Co.                              1,522,100
    50,000  NSTAR                                                      2,128,000
                                                                    ------------
                                                                    $ 21,639,448
                                                                    ------------
            NATURAL GAS - 6.1%
    14,000  Buckeye Partners, L.P.                                  $    483,280
    99,600  KeySpan Energy Corp.                                       3,633,408
    18,475  Kinder Morgan Energy Partners L.P.                         1,270,341
    15,000  Lakehead Pipe Line Partners, L.P.
            (Preferred Units)                                            678,750
    49,200  NICOR, Inc.                                                1,917,816
   100,600  Questar Corp.                                              2,490,856
    33,200  Vectren Corp.                                                687,240
                                                                    ------------
                                                                    $ 11,161,691
                                                                    ------------
            POWER PRODUCERS (INDEPENDENT) - 0.3%
    25,000  Consol Energy Inc.                                      $    632,500
                                                                    ------------
            WATER UTILITIES - 0.6%
    32,000  American Water Works Co., Inc.                          $  1,055,040
                                                                    ------------
            TOTAL UTILITIES                                         $ 34,488,679
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $137,586,435)                                     $171,693,966
                                                                    ------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $140,848,785)                                     $175,262,406
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
  AMOUNTS                                                                  VALUE
            TEMPORARY CASH INVESTMENT - 4.3%
            COMMERCIAL PAPER - 4.3%
$7,796,000  Travelers Corp., 4.12%, 7/2/01                          $  7,796,000
                                                                    ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $7,796,000)                                       $  7,796,000
                                                                    ------------
            TOTAL INVESTMENT IN SECURITIES
            AND TEMPORARY CASH INVESTMENT
            (Cost $148,644,785)                                     $183,058,406
                                                                    ============

*     Non-income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2001, the value of these securities amounted to $1,278,153 or 0.7% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO

SHARES                                                                     VALUE
            COMMON STOCKS - 58.9%
            BASIC MATERIALS - 1.6%
            AGRICULTURAL PRODUCTS - 0.4%
     6,700  Corn Products International, Inc.                       $    214,400
                                                                    ------------
            ALUMINUM - 0.6%
     8,244  Alcoa, Inc.                                             $    324,814
                                                                    ------------
            CHEMICALS - 0.3%
     5,800  Rohm & Haas Co.                                         $    190,820
                                                                    ------------
            METALS MINING - 0.0%
       400  Massey Energy                                           $      7,904
                                                                    ------------
            PAPER & FOREST PRODUCTS - 0.3%
     3,500  Weyerhaeuser Co.                                        $    192,395
                                                                    ------------
            TOTAL BASIC MATERIALS                                   $    930,333
                                                                    ------------
            CAPITAL GOODS - 5.1%
            AEROSPACE/DEFENSE - 0.7%
     2,700  Boeing Co.                                              $    150,120
     3,700  General Dynamics Corp.                                       287,897
                                                                    ------------
                                                                    $    438,017
                                                                    ------------
            ELECTRICAL EQUIPMENT - 2.3%
    27,100  General Electric Co.                                    $  1,321,125
                                                                    ------------
            ENGINEERING & CONSTRUCTION - 0.1%
       100  Astec Industries, Inc.*                                 $      1,725
     1,600  Dycom Industries, Inc.*                                       36,688
                                                                    ------------
                                                                    $     38,413
                                                                    ------------
            MACHINERY (DIVERSIFIED) - 0.4%
     4,700  Ingersoll-Rand Co.                                      $    193,640
       800  Tecumseh Products Co.                                         39,600
                                                                    ------------
                                                                    $    233,240
                                                                    ------------
            MANUFACTURING (DIVERSIFIED) - 1.0%
     2,000  Honeywell International Inc.                            $     69,980
     2,700  National Service Industries Inc.                              60,939
     2,200  Tyco International Ltd.                                      119,900
     4,500  United Technologies Corp.                                    329,670
                                                                    ------------
                                                                    $    580,489
                                                                    ------------
            MANUFACTURING (SPECIALIZED) - 0.1%
       800  Mettler-Toledo International Inc.*                      $     34,600
                                                                    ------------
            METAL FABRICATORS - 0.2%
     2,600  Shaw Group Inc.*                                        $    104,260
                                                                    ------------
            TRUCKS & PARTS - 0.3%
    12,000  Dura Automotive Systems, Inc.*                          $    192,000
                                                                    ------------
            TOTAL CAPITAL GOODS                                     $  2,942,144
                                                                    ------------
            COMMUNICATION SERVICES - 2.6%
            TELECOMMUNICATIONS (LONG DISTANCE) - 0.4%
    10,900  AT&T Corp.                                              $    239,800
       900  Worldcom, Inc.*                                               13,464
                                                                    ------------
                                                                    $    253,264
                                                                    ------------
            TELEPHONE - 2.2%
     7,400  BellSouth Corp.                                         $    297,998
     5,743  Qwest Communications                                         183,029
     7,532  SBC Communications, Inc.                                     301,732
     8,900  Verizon Communications, Inc.                                 476,150
       800  West Corp.*                                                   17,608
                                                                    ------------
                                                                    $  1,276,517
                                                                    ------------
            TOTAL COMMUNICATION SERVICES                            $  1,529,781
                                                                    ------------
            CONSUMER CYCLICALS - 5.5%
            AUTO PARTS & EQUIPMENT - 0.2%
     5,255  Viseton Corp.                                           $     96,587
                                                                    ------------
            AUTOMOBILES - 0.8%
    14,100  Ford Motor Corp.                                        $    346,155
     1,600  General Motors Corp.                                         102,960
                                                                    ------------
                                                                    $    449,115
                                                                    ------------
            CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.0%
     1,600  Oakley Inc.*                                            $     29,600
                                                                    ------------
            GAMING & LOTTERY COMPANIES - 0.0%
       800  Penn National Gaming Inc.*                              $     20,320
                                                                    ------------
            HOMEBUILDING - 0.5%
     6,600  Centex Corp.                                            $    268,950
                                                                    ------------
            LEISURE TIME (PRODUCTS) - 0.1%
       800  International Speedway Corp.*                           $     33,600
     1,200  JAKKS Pacific, Inc.*                                          22,440
                                                                    ------------
                                                                    $     56,040
                                                                    ------------
            PUBLISHING - 0.1%
     1,100  McGraw-Hill Co., Inc.                                   $     72,765
                                                                    ------------
            RETAIL (BUILDING SUPPLIES) - 1.0%
     7,500  Home Depot, Inc.                                        $    349,125
     3,100  Lowe's Companies, Inc.                                       224,905
                                                                    ------------
                                                                    $    574,030
                                                                    ------------
            RETAIL (COMPUTERS & Electronics) - 0.1%
     1,100  Tweeter Home Entertainment Group, Inc.*                 $     38,830
                                                                    ------------
            RETAIL (DEPARTMENT STORES) - 0.1%
     1,000  Kohl's Corp.*                                           $     62,730
                                                                    ------------
            RETAIL (DISCOUNTERS) - 0.1%
     1,300  Cheap Tickets Inc.*                                     $     19,630
       800  99 Cents Only Stores*                                         23,960
                                                                    ------------
                                                                    $     43,590
                                                                    ------------
            RETAIL (GENERAL MERCHANDISE) - 0.9%
     6,800  Sears, Roebuck and Co.                                  $    287,708
     2,600  Target Corp.                                                  89,960
     2,800  Wal-Mart Stores, Inc.                                        136,640
                                                                    ------------
                                                                    $    514,308
                                                                    ------------
            RETAIL (HOME SHOPPING) - 0.1%
       600  eBAY Inc.*                                              $     41,094
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            RETAIL (SPECIALTY) - 0.2%
       900  Cost Plus Inc.*                                         $     27,000
       900  Group 1 Automotive, Inc.*                                     26,640
     1,400  Sonic Automotive, Inc.*                                       26,740
     1,100  Williams-Sonoma Inc*                                          42,702
                                                                    ------------
                                                                    $    123,082
                                                                    ------------
            RETAIL (SPECIALTY-APPAREL) - 0.7%
     1,200  Abercrombie & Fitch Co.*                                $     53,400
     2,300  American Eagle Outfitters, Inc*                               81,052
     2,700  Chico's FAS, Inc.*                                            80,325
     1,200  Children's Place Retail Stores, Inc.*                         32,160
       700  Gap Inc.                                                      20,300
       600  Hot Topic, Inc.*                                              18,660
     3,800  Too Inc.*                                                    104,120
                                                                    ------------
                                                                    $    390,017
                                                                    ------------
            SERVICES (ADVERTISING/MARKETING) - 0.0%
       800  Direct Focus, Inc.*                                     $     38,000
                                                                    ------------
            SERVICES (COMMERCIAL & CONSUMER) - 0.3%
     1,400  Copart, Inc.*                                           $     40,950
     1,000  Expedia Inc.*                                                 46,600
       800  F.Y.I. Inc.*                                                  32,800
     1,600  Sylvan Learning Systems, Inc.*                                38,880
                                                                    ------------
                                                                    $    159,230
                                                                    ------------
            TEXTILES (APPAREL) - 0.2%
       700  Columbia Sportswear Co.*                                $     35,693
       600  Steven Madden, Ltd.*                                          10,962
     2,000  Skechers U.S.A.*                                              58,460
                                                                    ------------
                                                                    $    105,115
                                                                    ------------
            TEXTILES (HOME FURNISHINGS) - 0.1%
     1,600  Spring Industries, Inc.                                 $     70,560
                                                                    ------------
            TEXTILES (SPECIALTY) - 0.0%
       900  Coach Inc.*                                             $     34,245
                                                                    ------------
            TOTAL CONSUMER CYCLICALS                                $  3,188,208
                                                                    ------------
            CONSUMER STAPLES - 6.4%
            BEVERAGES (NON-ALCOHOLIC) - 0.4%
     1,900  The Pepsi Bottling Group, Inc.                          $     76,190
     3,700  PepsiCo, Inc.                                                163,540
                                                                    ------------
                                                                    $    239,730
                                                                    ------------
            DISTRIBUTORS (FOOD & HEALTH) - 0.9%
    11,200  SUPERVALU, Inc.                                         $    196,560
    10,800  Sysco Corp.                                                  293,220
     1,000  United Natural Foods Inc.*                                    20,950
                                                                    ------------
                                                                    $    510,730
                                                                    ------------
            ENTERTAINMENT - 1.6%
     9,400  America Online Inc.*                                    $    498,200
       800  Pixar Inc.*                                                   32,640
    11,300  The Walt Disney Co.*                                         326,457
     1,500  Viacom, Inc. (Class B Non-voting)*                            77,625
                                                                    ------------
                                                                    $    934,922
                                                                    ------------
            FOODS - 0.5%
     5,000  H.J. Heinz Co.                                          $    204,450
     1,200  The Quaker Oats Co.                                          109,500
                                                                    ------------
                                                                    $    313,950
                                                                    ------------
            HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.3%
     1,300  Colgate-Palmolive Co.                                   $     76,687
     1,400  Procter & Gamble Co.                                          89,320
                                                                    ------------
                                                                    $    166,007
                                                                    ------------
            PERSONAL CARE - 0.5%
     4,700  Kimberly Clark Corp.                                    $    262,730
                                                                    ------------
            RESTAURANTS - 0.4%
     1,200  Buca, Inc.*                                             $     26,100
     1,000  Cheesecake Factory Inc.*                                      28,300
       300  Darden Restaurants                                             8,370
     1,200  Papa John's International, Inc.*                              30,420
    13,700  Ryan's Family Steak Houses, Inc.*                            167,825
                                                                    ------------
                                                                    $    261,015
                                                                    ------------
            RETAIL (DRUG STORES) - 0.1%
     1,600  Walgreen Co.                                            $     54,640
                                                                    ------------
            RETAIL STORES (FOOD CHAINS) - 0.3%
     2,800  Safeway Inc.*                                           $    134,400
     1,300  Whole Foods Market Inc.*                                      35,230
                                                                    ------------
                                                                    $    169,630
                                                                    ------------
            SERVICES (EMPLOYMENT) - 0.4%
     1,300  Career Education Corp.*                                 $     77,870
     1,600  Corinthian Colleges, Inc.*                                    75,312
       900  Education Management Corp.*                                   36,045
       800  Hotel Reservations Network Inc*                               37,224
     1,000  Travelocity.com Inc.*                                         30,700
                                                                    ------------
                                                                    $    257,151
                                                                    ------------
            SPECIALTY PRINTING - 0.4%
     2,300  Deluxe Corp.                                            $     66,470
     5,200  R.R. Donnelly & Sons Co.                                     154,440
                                                                    ------------
                                                                    $    220,910
                                                                    ------------
            TOBACCO - 0.6%
     7,300  Philip Morris Co., Inc.                                 $    370,475
                                                                    ------------
            TOTAL CONSUMER STAPLES                                  $  3,761,890
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            ENERGY - 4.4%
            OIL & GAS (DRILLING & EQUIPMENT) - 0.8%
     1,400  BJ Services Co.*                                        $     39,732
     1,200  Cal Dive International, Inc.*                                 29,520
       700  Diamond Offshore Drilling, Inc.                               23,135
       600  Hanover Compressor*                                           19,854
     2,600  Key Energy Services Inc.*                                     28,184
     1,600  Marine Drilling Companies, Inc.*                              30,576
     1,300  Nabors Industries, Inc.*                                      48,360
     1,200  National -Oilwell Inc.*                                       32,160
       900  Noble Drilling Corp*                                          29,475
     1,100  Offshore Logistics, Inc.*                                     20,900
     1,000  Patterson Energy, Inc.*                                       17,870
     1,200  Seitel, Inc.*                                                 15,720
       600  Smith International, Inc.*                                    35,940
     1,400  Superior Energy Services, Inc.*                               11,060
     1,600  Varco International Inc.*                                     29,776
     1,000  Veritas DGC Inc.*                                             27,750
       900  Weatherford International, Inc.*                              43,200
                                                                    ------------
                                                                    $    483,212
                                                                    ------------
            OIL & GAS (PRODUCTION/EXPLORATION) - 0.4%
     1,600  Anadarko Petroleum Corp.                                $     86,448
     1,500  Devon Energy Corp.                                            78,750
     1,000  HS Resources, Inc.*                                           64,800
                                                                    ------------
                                                                    $    229,998
                                                                    ------------
            OIL & GAS (REFINING & MARKETING) - 0.2%
     3,000  Ashland Oil, Inc.                                       $    120,300
                                                                    ------------
            OIL (DOMESTIC INTEGRATED) - 0.2%
     3,200  USX Marathon Group, Inc.                                $     94,432
                                                                    ------------
            OIL (INTERNATIONAL INTEGRATED) - 2.8%
     4,500  Chevron Corp.                                           $    407,250
     8,500  Exxon Mobil Corp.                                            742,475
     3,800  Royal Dutch Petroleum Co.                                    221,426
     3,800  Texaco, Inc.                                                 253,080
                                                                    ------------
                                                                    $  1,624,231
                                                                    ------------
            TOTAL ENERGY                                            $  2,552,173
                                                                    ------------
            FINANCIALS - 11.7%
            BANKS (MAJOR REGIONAL) - 1.1%
       900  Banc One Corp.                                          $     32,220
       300  Fifth Third Bancorp                                           18,015
     8,600  Fleet Boston Corp.                                           339,270
     3,400  National City Corp.                                          104,652
     4,700  U.S. Bancorp                                                 107,113
     1,300  Wells Fargo Co.                                               60,359
                                                                    ------------
                                                                    $    661,629
                                                                    ------------
            BANKS (MONEY CENTER) - 2.2%
     8,000  BankAmerica Corp.                                       $    480,240
     9,600  First Union Corp.                                            335,424
    10,290  J.P. Morgan Chase & Co.                                      458,934
                                                                    ------------
                                                                    $  1,274,598
                                                                    ------------
            BANKS (REGIONAL) - 0.4%
     6,700  North Fork BanCorp., Inc.                               $    207,700
       800  UCBH Holdings, Inc.*                                          24,280
                                                                    ------------
                                                                    $    231,980
                                                                    ------------
            CONSUMER FINANCE - 0.6%
     1,700  AmeriCredit Corp.*                                      $     88,315
     7,100  Charter Municipal Mortgage Acceptance Co.                    113,245
     1,100  Household International Inc.                                  73,370
     2,400  Metris Companies Inc.                                         80,904
                                                                    ------------
                                                                    $    355,834
                                                                    ------------
            FINANCIAL (DIVERSIFIED) - 3.3%
     4,500  American General Corp.                                  $    209,025
     1,000  Boykin Lodging Co.                                            12,900
    15,800  Citigroup Inc.                                               834,872
     5,900  Federal National Mortgage Association                        502,385
     1,700  Freddie Mac                                                  119,000
     1,400  Indymac Bancorp, Inc.*                                        37,520
     1,800  Morgan Stanley, Dean Witter and Co.                          115,614
     5,700  Senior Housing Properties Trust*                              74,100
                                                                    ------------
                                                                    $  1,905,416
                                                                    ------------
            INSURANCE (LIFE/HEALTH) - 0.9%
     8,314  Aegon NV                                                $    236,118
     4,800  Lincoln National Corp.                                       248,400
                                                                    ------------
                                                                    $    484,518
                                                                    ------------
            INSURANCE (MULTI-LINE) - 1.6%
     6,400  American International Group, Inc.                      $    550,400
     3,000  Cigna Corp.                                                  287,460
     1,300  Loews Corp.                                                   83,759
                                                                    ------------
                                                                    $    921,619
                                                                    ------------
            INSURANCE (PROPERTY-CASUALTY) - 0.3%
     6,200  Safeco Corp.                                            $    182,900
                                                                    ------------
            INVESTMENT MANAGEMENT - 0.0%
       400  Affiliated Managers Group*                              $     24,600
                                                                    ------------
            SAVINGS & Loan Companies - 1.3%
     2,700  Astoria Financial Corp.                                 $    148,500
     3,100  BankAtlantic Bancorp, Inc.                                    26,939
     3,000  MAF Bancorp, Inc.                                             92,100
     4,500  Webster Financial Corp.                                      147,510
     9,200  Washington Mutual, Inc.                                      345,460
                                                                    ------------
                                                                    $    760,509
                                                                    ------------
            TOTAL FINANCIALS                                        $  6,803,603
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            HEALTH CARE - 7.8%
            BIOTECHNOLOGY - 0.6%
     1,300  Amgen, Inc.*                                            $     78,884
     4,799  Pharmacia Corp.                                              220,514
     2,100  Sicor Inc.*                                                   48,510
                                                                    ------------
                                                                    $    347,908
                                                                    ------------
            HEALTH CARE (DIVERSIFIED) - 2.2%
     3,400  Allergan, Inc.                                          $    290,700
     3,800  Bristol-Myers Squibb Co.                                     198,740
    16,040  Johnson & Johnson                                            802,000
                                                                    ------------
                                                                    $  1,291,440
                                                                    ------------
            HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 3.0%
     2,500  Eli Lilly & Co.                                         $    185,000
     2,400  Forest Laboratories Inc.*                                    170,400
     7,500  Merck & Co., Inc.                                            479,325
    19,550  Pfizer, Inc.                                                 782,978
     3,200  Schering-Plough Corp.                                        115,968
                                                                    ------------
                                                                    $  1,733,671
                                                                    ------------
            HEALTH CARE (HOSPITAL MANAGEMENT) - 0.3%
     2,200  HCA Inc.                                                $     99,418
       600  Lifepoint Hospitals Inc.*                                     26,568
       600  Universal Health Services Inc. (Class B)*                     27,300
                                                                    ------------
                                                                    $    153,286
                                                                    ------------
            HEALTH CARE (LONG TERM CARE) - 0.0%
    1,000   DaVita, Inc.*                                           $     20,330
                                                                    ------------
            HEALTH CARE (MANAGED CARE) - 0.7%
     4,400  Caremark Rx, Inc.*                                      $     72,380
       600  Express Scripts, Inc.*                                        33,018
     5,000  United Healthcare Corp.                                      308,750
                                                                    ------------
                                                                    $    414,148
                                                                    ------------
            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.8%
     1,600  Baxter International, Inc.                              $     78,400
     3,300  Cytyc Corp.*                                                  76,065
     2,800  Genzyme Corp*                                                170,800
     1,000  Henry Schein, Inc.*                                           40,060
     1,300  Ocular Sciences, Inc.*                                        33,020
       800  PolyMedica Corp.*                                             32,400
     1,700  Theragenics Corp.*                                            18,989
     1,900  VISX Inc.*                                                    36,765
                                                                    ------------
                                                                    $    486,499
                                                                    ------------
            HEALTH CARE (SPECIALIZED SERVICES) - 0.2%
       600  Accredo Health*                                         $     22,314
       400  Advance PCS*                                                  25,620
       500  Albany Molecular Research, Inc.*                              19,005
       100  Hooper Holmes, Inc.*                                           1,025
       800  Lincare Holdings Inc.*                                        24,008
       500  MedQuist Inc.*                                                14,840
       400  RehabCare Group, Inc.*                                        19,280
       200  Ventiv Health Inc.*                                            4,128
                                                                    ------------
                                                                    $    130,220
                                                                    ------------
            TOTAL HEALTH CARE                                       $  4,577,502
                                                                    ------------
            TECHNOLOGY - 9.7%
            COMMUNICATIONS EQUIPMENT - 1.4%
     2,400  Comverse Technology, Inc.*                              $    137,040
     6,800  Cisco Systems, Inc.*                                         123,760
     2,200  Digital Lightwave Inc.*                                       81,312
     1,200  L-3 Communications Holdings Inc.*                             91,560
     6,700  Lucent Technologies, Inc.                                     41,540
    14,300  Motorola Inc.                                                236,808
     4,000  Utstarcom Inc.*                                               93,200
       600  ViaSat, Inc.*                                                 14,328
                                                                    ------------
                                                                    $    819,548
                                                                    ------------
            COMPUTER (HARDWARE) - 2.4%
    16,000  Compaq Computer Corp.                                   $    247,840
    13,300  Hewlett-Packard Co.                                          380,380
     6,800  IBM Corp.                                                    768,400
                                                                    ------------
                                                                    $  1,396,620
                                                                    ------------
            COMPUTERS (NETWORKING) - 0.3%
     1,600  BEA Systems, Inc.*                                      $     49,136
     2,000  Matrixone Inc.*                                               46,380
     2,700  Quest Software, Inc.*                                        101,925
                                                                    ------------
                                                                    $    197,441
                                                                    ------------
            COMPUTERS (PERIPHERALS) - 0.2%
     3,000  EMC Corp.*                                              $     87,150
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            COMPUTERS (SOFTWARE & SERVICES) - 2.0%
       600  Affiliated Computer Services Inc.*                      $     43,146
     5,300  AremisSoft Corp.*                                             85,860
     1,800  Asiainfo Holdings, Inc.*                                      35,550
     2,100  Computer Associates International, Inc.                       75,600
     2,100  Homestore.com, Inc.*                                          73,416
     2,300  Informatica Corp.*                                            39,928
       864  McDATA Corp.*                                                 15,163
       500  Mercury Computer Systems, Inc.*                               22,050
     8,600  Microsoft Corp.*                                             627,800
     1,300  Oracle Corp.*                                                 24,700
     2,000  Perot Systems Corp*                                           36,200
       500  Synopsys, Inc.*                                               24,195
     1,400  Serena Software, Inc.*                                        50,876
     1,200  Ulticom, Inc.*                                                40,560
                                                                    ------------
                                                                    $  1,195,044
                                                                    ------------
            ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.4%
    10,400  Avnet, Inc.                                             $    233,168
                                                                    ------------
            ELECTRONICS (DEFENSE) - 0.3%
     8,800  Esterline Technologies Corp.*                           $    191,400
                                                                    ------------
            ELECTRONICS (INSTRUMENTATION) - 0.0%
       296  Agilent Technologies Inc.*                              $      9,620
                                                                    ------------
            ELECTRONICS (SEMICONDUCTORS) - 1.8%
    22,400  Intel Corp.                                             $    655,200
       700  Intersil Holding Corp.*                                       25,480
     1,100  Nvidia Corp.*                                                102,025
     3,600  Pixelworks, Inc.*                                            128,664
     5,000  Texas Instruments, Inc.                                      157,500
                                                                    ------------
                                                                    $  1,068,869
                                                                    ------------
            SERVICES (COMPUTER SYSTEMS) - 0.3%
     3,100  Jack Henry & Associates, Inc.*                          $     96,100
     1,900  SunGard Data Systems, Inc.*                                   57,019
                                                                    ------------
                                                                    $    153,119
                                                                    ------------
            SERVICES (DATA PROCESSING) - 0.6%
     1,600  CSG Systems International, Inc.*                        $     90,816
     1,200  Electronic Data Systems Corp.                                 75,000
     1,942  eFunds Corp.*                                                 36,121
     1,200  First Data Corp.                                              77,100
     2,100  Register.com*                                                 32,529
     2,200  Sykes Eneterprises, Inc.*                                     24,200
                                                                    ------------
                                                                    $    335,766
                                                                    ------------
            TOTAL TECHNOLOGY                                        $  5,687,745
                                                                    ------------
            TRANSPORTATION - 0.8%
            AIR FREIGHT - 0.1%
       500  Expeditors International of
            Washington, Inc.                                        $     30,000
       900  Western Gas Resources, Inc.                                   29,340
                                                                    ------------
                                                                    $     59,340
                                                                    ------------
            AIRLINES - 0.2%
     7,850  Southwest Airlines Co.                                  $    145,147
                                                                    ------------
            TRUCKERS - 0.5%
     6,500  Roadway Express, Inc.                                   $    154,505
     5,900  Yellow Corp.*                                                111,982
                                                                    ------------
                                                                    $    266,487
                                                                    ------------
            TOTAL TRANSPORTATION                                    $    470,974
                                                                    ------------
            UTILITIES - 3.3%
            ELECTRIC COMPANIES - 2.0%
     1,800  Dominion Resources, Inc.                                $    108,234
     6,000  DTE Energy Co.                                               278,640
     2,100  Duke Energy Corp.                                             81,921
     1,300  Entergy Corp.                                                 49,907
     2,000  Exelon Corp.                                                 128,240
     3,600  Mirant Corp.*                                                123,840
     1,800  Northwestern Corp.*                                           40,320
     4,500  Public Service Enterprise Group, Inc.                        220,050
     1,000  Puget Sound Energy, Inc.*                                     26,200
     3,600  Reliant Energy, Inc.                                         115,956
                                                                    ------------
                                                                    $  1,173,308
                                                                    ------------
            NATURAL GAS - 0.9%
     3,700  Dynegy Inc.                                             $    172,050
     5,000  Enron Corp.                                                  245,000
       300  El Paso Energy Corp.                                          15,762
       900  Kinder Morgan Inc.*                                           45,225
     1,200  KeySpan Energy Corp.                                          43,776
                                                                    ------------
                                                                    $    521,813
                                                                    ------------
            POWER PRODUCERS (INDEPENDENT) - 0.4%
     5,800  Calpine Corp.*                                          $    219,240
     1,600  NRG Energy, Inc.*                                             35,328
                                                                    ------------
                                                                    $    254,568
                                                                    ------------
            TOTAL UTILITIES                                         $  1,949,689
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $33,641,052)                                      $ 34,394,042
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL     S & P/MOODY'S
      AMOUNT     RATINGS                                                                                                      VALUE
                                       DEBT OBLIGATIONS - 29.3%

                                       COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
$    275,000                           JPMC 2000-C10 A2, 7.371%, 8/15/32                                                $   286,633
     250,000                           KEY 2000-C1 A2, 7.727%, 5/17/32                                                      265,875
                                                                                                                        -----------

                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                        $   552,508
                                                                                                                        -----------

                                       CORPORATE BONDS - 11.6%
                                       BASIC MATERIALS - 0.6%

                                       AGRICULTURAL PRODUCTS - 0.1%
      70,000     A+/A1                 Archer Daniels Midland, 7.0%, 2/1/31                                             $    67,764
                                                                                                                        -----------

                                       ALUMINUM - 0.0%
      10,000     A-/A2                 Alcan Inc., 7.25%, 3/15/31                                                       $     9,863
                                                                                                                        -----------

                                       METALS MINING - 0.2%
     100,000     AA-/Aa3               Rio Tinto Finance, 5.75%, 7/3/06                                                 $    99,152
                                                                                                                        -----------

                                       PAPER & FOREST PRODUCTS - 0.3%
     140,000     BBB/Baa1              International Paper Co., 8.0%, 7/8/03                                            $   146,023
                                                                                                                        -----------

                                       TOTAL BASIC MATERIALS                                                            $   322,802
                                                                                                                        -----------

                                       CAPITAL GOODS - 0.3%
                                       MANUFACTURING (DIVERSIFIED) - 0.3%
     200,000     A+/A2                 CIT Group Inc., 7.5%, 11/14/03                                                   $   209,472
                                                                                                                        -----------

                                       TOTAL CAPITAL GOODS                                                              $   209,472
                                                                                                                        -----------

                                       COMMUNICATION SERVICES - 1.7%
                                       CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.9%
     500,000     BBB/Baa2              Comcast Cable Corp., 6.2%, 11/15/08                                              $   479,150
      75,000     BBB/A3                Nortel Networks, 6.125%, 2/15/06                                                      64,586
                                                                                                                        -----------
                                                                                                                        $   543,736
                                                                                                                        -----------

                                       TELECOMMUNICATIONS (LONG DISTANCE) - 0.5%
     100,000     A-/Baa1               British Telecom Plc, 8.625%, 12/15/30                                            $   107,999
      15,000     BBB+/A3               Sprint Capital Corp., 6.9%, 5/1/19                                                    13,044
      40,000     BBB+/A3               Worldcom Inc., 7.5%, 5/15/11                                                          38,910
     100,000     BBB+/Baa1             Worldcom Inc., 8.25% 5/15/31                                                          98,313
                                                                                                                        -----------
                                                                                                                        $   258,266
                                                                                                                        -----------

                                       TELEPHONE - 0.3%
      70,000     A-/A3                 Deutsche Telekom International, 8.25%, 6/15/30                                   $    71,449
      95,000     A-/A3                 France Telecom, 8.5%, 3/1/31 (144A)                                                   99,635
                                                                                                                        -----------
                                                                                                                        $   171,084
                                                                                                                        -----------
                                       TOTAL COMMUNICATION SERVICES                                                     $   973,086
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL     S & P/MOODY'S
      AMOUNT     RATINGS                                                                                                      VALUE

                                       CONSUMER CYCLICALS - 1.0%
                                       AUTOMOBILES - 1.0%
$    200,000     A/A2                  Ford Motor Credit Corp., 7.6%, 8/1/05                                            $   208,698
     400,000     A/A2                  General Motors Acceptance Corp., 5.75%, 11/10/03                                     402,816
                                                                                                                        -----------
                                                                                                                        $   611,514
                                                                                                                        -----------
                                       TOTAL CONSUMER CYCLICALS                                                         $   611,514
                                                                                                                        -----------

                                       CONSUMER STAPLES - 0.8%
                                       BEVERAGES (NON-ALCOHOLIC) - 0.1%
      75,000     A/A2                  Coca-Cola Enterprises, 6.75%, 9/15/28                                            $    71,557
                                                                                                                        -----------

                                       ENTERTAINMENT - 0.2%
     100,000     BBB+/Baa1             AOL Time-Warner, 7.62%, 4/15/31                                                  $   100,001
                                                                                                                        -----------

                                       FOODS - 0.5%
     100,000     A/A2                  Heinz Co., 6.62%, 7/15/11 (144A)                                                 $    99,019
     200,000     BBB/Baa2              CA Kellogg Co., 6.0%, 4/1/06                                                         198,528
                                                                                                                        -----------
                                                                                                                        $   297,547
                                                                                                                        -----------
                                       TOTAL CONSUMER STAPLES                                                           $   469,105
                                                                                                                        -----------

                                       ENERGY - 0.1%
                                       OIL (DOMESTIC INTEGRATED) - 0.1%
      60,000     BBB+/Baa              Amerada Hess Corp., 7.875%, 10/1/29                                              $    63,394
                                                                                                                        -----------
                                       TOTAL ENERGY                                                                     $    63,394
                                                                                                                        -----------

                                       FINANCIALS - 6.2%
                                       BANKS (MAJOR REGIONAL) - 1.1%
     100,000     BBB/Baa               Sanwa Bank Ltd., 7.4%, 6/15/11                                                   $    96,586
     500,000     A/A2                  SunTrust Banks Inc., 6.0%, 2/15/26                                                   493,085
      50,000     A+/Aa2                Wells Fargo, 6.62%, 7/15/04                                                           51,632
                                                                                                                        -----------
                                                                                                                        $   641,303
                                                                                                                        -----------

                                       BANKS (MONEY CENTER) - 0.5%
      60,000     A+/A1                 Alcoa Inc., 6.5%, 6/1/11                                                         $    59,557
     200,000     A+/Aa3                Bank of America, 7.2%, 4/15/06                                                       208,482
                                                                                                                        -----------
                                                                                                                        $   268,039
                                                                                                                        -----------

                                       CONSUMER FINANCE - 1.0%
     350,000     A/A2                  Ford Motor Credit Co., Inc., 9.14%, 12/30/14                                     $   370,944
      40,000     A/A2                  General Motors Acceptance Corp., 7.75%, 1/19/10                                       41,821
      80,000     BBB+/Baa              Qwest Capital Funding, 7.9%, 8/15/10                                                  82,344
      80,000     A/A1                  Santander Financial Issuances, 6.8%, 7/15/05                                          81,106
                                                                                                                        -----------
                                                                                                                        $   576,215
                                                                                                                        -----------

                                       FINANCIAL (DIVERSIFIED) - 0.3%
      80,000     AA-/A3                Associates Corp., N.A., 5.75%, 11/1/03                                           $    80,827
     100,000     AA-/A2                Citigroup Inc., 6.5%, 1/18/11                                                         99,430
                                                                                                                        -----------
                                                                                                                        $   180,257
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL     S & P/MOODY'S
      AMOUNT     RATINGS                                                                                                      VALUE
                                       INSURANCE (LIFE/HEALTH) - 0.5%
$    300,000     AA-/A2                Western National Corp., 7.125%, 2/15/04                                          $   311,043
                                                                                                                        -----------

                                       INVESTMENT BANK/BROKERAGE - 0.6%
     100,000     A/A2                  Lehman Brothers Holdings, 6.625%, 4/1/04                                         $   102,221
     220,000     AA-/Aa3               Merrill Lynch & Co, Inc., 6.375%, 9/8/06                                             219,540
                                                                                                                        -----------
                                                                                                                        $   321,761
                                                                                                                        -----------

                                       REAL ESTATE - 0.3%
     200,000     BBB/Baa3              Mack-Cali Realty Corp., 7.25%, 3/15/09                                           $   195,482
                                                                                                                        -----------

                                       SAVINGS & LOAN COMPANIES - 0.9%
     500,000     BBB+/A3               Washington Mutual Inc., 7.25%, 8/15/05                                           $   519,875
                                                                                                                        -----------
                                       TOTAL FINANCIALS                                                                 $ 3,013,975
                                                                                                                        -----------

                                       GOVERNMENT SECURITY - 0.2%
     100,000     A+/A2                 Quebec Province, 7.5%, 9/15/29                                                   $   107,219
                                                                                                                        -----------
                                       TOTAL GOVERNMENT SECURITY                                                        $   107,219
                                                                                                                        -----------

                                       HEALTH CARE - 0.3%
                                       HEALTH CARE (DIVERSIFIED) - 0.3%
     200,000     A/A3                  American Home Products, 6.25%, 3/15/06                                           $   200,558
                                                                                                                        -----------
                                       TOTAL HEALTH CARE                                                                $   200,558
                                                                                                                        -----------

                                       UTILITIES - 1.4%
                                       ELECTRIC COMPANIES - 1.1%
     650,000     A/A2                  Virginia Electric & Power, 6.75%, 2/1/07                                         $   652,984
                                                                                                                        -----------

                                       NATURAL GAS - 0.3%
      80,000     BBB-Baa3              Limestone Electron Trust 8.625% 3/15/03 (144A)                                   $    83,045
      80,000     BBB-Baa2              Osprey Trust, 7.797%, 1/15/03 (144A)                                                  81,869
                                                                                                                        -----------
                                                                                                                        $   164,914
                                                                                                                        -----------
                                       TOTAL UTILITIES                                                                  $   817,898
                                                                                                                        -----------
                                       TOTAL CORPORATE BONDS                                                            $ 6,789,023
                                                                                                                        -----------

                                       US GOVERNMENT AND AGENCY OBLIGATIONS - 16.8%

                                       GOVERNMENT SECURITY - 16.8%
     982,633                           Federal National Mortgage Association,
                                       6.0%, 11/1/14                                                                    $   973,937
     340,000                           Federal National Mortgage Association,
                                       6.625%, 11/15/10                                                                     350,931
      13,000                           Federal National Mortgage Association,
                                       6.25%, 2/1/01                                                                         12,818
     200,000                           Government National Mortgage Association,
                                       7.45%, 6/16/10                                                                       209,980
     739,600                           Government National Mortgage Association,
                                       7.0%, 2/20/29                                                                        744,837
     359,132                           Government National Mortgage Association II,
                                       7.5%, 8/20/29                                                                        367,101
     337,948                           Government National Mortgage Association II,
                                       7.5%, 9/20/29                                                                        345,447

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL     S & P/MOODY'S
      AMOUNT     RATINGS                                                                                                      VALUE

$    418,473                           Government National Mortgage Association,
                                       6.5%, 10/15/28                                                                   $   415,029
     884,979                           Government National Mortgage Association,
                                       7.0%, 7/15/29                                                                        894,289
     838,795                           Government National Mortgage Association,
                                       6.5%, 10/15/28                                                                       831,891
   1,149,150                           Government National Mortgage Association,
                                       7.0%, 12/15/28                                                                     1,161,596
   1,000,000                           Government National Mortgage Association,
                                       6.5%, 12/20/25                                                                     1,005,100
     490,000                           U.S. Treasury Bonds, 9.25%, 2/15/16                                                  655,071
     750,000                           U.S. Treasury Bonds, 8.125%, 8/15/19                                                 934,875
     300,000                           U.S. Treasury Notes, 5.75%, 8/15/10                                                  307,017
     295,000                           U.S. Treasury Notes, 5.75%, 11/15/05                                                 303,826
      10,000                           U.S. Treasury Notes, 5.0%, 02/15/11                                                    9,702
     245,000                           U.S. Treasury Notes, 7.875%, 11/15/04                                                268,319
                                                                                                                        -----------
                                                                                                                        $ 9,791,762
                                                                                                                        -----------
                                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                     $ 9,791,762
                                                                                                                        -----------
                                       TOTAL DEBT OBLIGATIONS
                                       (Cost $17,108,188)                                                               $17,133,293
                                                                                                                        -----------
                                       TOTAL INVESTMENT IN SECURITIES
                                       (Cost $50,749,240)                                                               $51,527,335
                                                                                                                        -----------

                                       TEMPORARY CASH INVESTMENTS - 11.8%
     450,000                           U.S. Treasury Bill, 0.0%, 9/20/01+                                               $   446,521
   6,472,000                           Federal Home Loan Discount Note,
                                       0.0%, 7/2/01                                                                       6,471,292
                                                                                                                        -----------
                                                                                                                        $ 6,917,813
                                                                                                                        -----------
                                       TOTAL TEMPORARY CASH INVESTMENTS
                                       (Cost $6,917,813)                                                                $ 6,917,813
                                                                                                                        -----------
                                       TOTAL INVESTMENT IN SECURITIES AND
                                       TEMPORARY CASH INVESTMENTS
                                       (Cost $57,667,053)                                                               $58,445,148
                                                                                                                        ===========

*     Non-income producing security.
+ This investment has been pledged to cover margin requirements for futures contracts outstanding at June 30, 2001.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2001, the value of these securities amounted to $363,568 or 0.6% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO

   PRINCIPAL     S & P/MOODY'S
      AMOUNT     RATINGS                                                                                                      VALUE
                                       CONVERTIBLE PREFERRED STOCKS - 8.8%
                                       BASIC MATERIALS - 2.0%
                                       PAPER & FOREST PRODUCTS - 2.0%
    $  6,500     BBB-/Baa2             International Paper Capital Trust, 5.25%, 7/20/25                                $   284,096
                                                                                                                        -----------
                                       TOTAL BASIC MATERIALS                                                            $   284,096
                                                                                                                        -----------

                                       CONSUMER CYCLICALS - 1.1%
                                       AUTOMOBILES - 1.1%
       3,000     BB+/NR                Cummins Capital Trust, 7.0%, 6/15/31 (144A)                                      $   154,125
                                                                                                                        -----------
                                       TOTAL CONSUMER CYCLICALS                                                         $   154,125
                                                                                                                        -----------

                                       FINANCIALS - 3.0%
                                       CONSUMER FINANCE - 3.0%
      15,000     B/B1                  Nuevo Financing, 5.75%, 12/15/26                                                 $   421,500
                                                                                                                        -----------
                                       TOTAL FINANCIALS                                                                 $   421,500
                                                                                                                        -----------

                                       UTILITIES - 2.7%
                                       NATURAL GAS - 2.7%
      31,000     BBB-/Baa1             Semco Energy Inc., 11.0%, 8/16/03                                                $   381,298
                                                                                                                        -----------
                                       TOTAL UTILITIES                                                                  $   381,298
                                                                                                                        -----------
                                       TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (Cost $1,202,107)                                                                $ 1,241,019
                                                                                                                        -----------

                                       CONVERTIBLE CORPORATE BONDS - 63.7%

                                       BASIC MATERIALS - 2.5%
                                       METALS MINING - 2.5%
     372,000     BBB-/Baa3             Inco Ltd., 7.75%, 3/15/16                                                        $   360,840
                                                                                                                        -----------
                                       TOTAL BASIC MATERIALS                                                            $   360,840
                                                                                                                        -----------

                                       CAPITAL GOODS - 2.6%
                                       ELECTRICAL EQUIPMENT - 1.9%
     300,000     B-/B2                 Benchmark Electronics Inc., 6.0%, 8/15/06                                        $   265,269
                                                                                                                        -----------

                                       MANUFACTURING (SPECIALIZED) - 0.7%
     100,000     BBB-/Ba1              Briggs & Stratton Corp., 5.0%, 5/15/06 (144A)                                    $   104,188
                                                                                                                        -----------
                                       TOTAL CAPITAL GOODS                                                              $   369,457
                                                                                                                        -----------

                                       CONSUMER CYCLICALS - 13.3%
                                       AUTO PARTS & EQUIPMENT - 9.1%
     700,000     B/B2                  Mascotech Inc., 4.5%, 12/15/03                                                   $   567,875
     880,000     BB-/B2                Tower Automotive Inc., 5.0%, 8/1/04                                                  727,751
                                                                                                                        -----------
                                                                                                                        $ 1,295,626
                                                                                                                        -----------

                                       LODGING-HOTELS - 1.6%
     250,000     BB+/Ba2               Hilton Hotels, 5.0%, 5/15/06                                                     $   225,625
                                                                                                                        -----------

                                       SERVICES (ADVERTISING/MARKETING) - 2.6%
     175,000     B-/B2                 Getty Images Inc., 5.0%, 3/15/07 (144A)                                          $   136,194
     300,000     B-/B2                 Getty Images Inc., 5.0%, 3/15/07                                                     233,475
                                                                                                                        -----------
                                                                                                                        $   369,669
                                                                                                                        -----------
                                       TOTAL CONSUMER CYCLICALS                                                         $ 1,890,920
                                                                                                                        -----------

                                       ENERGY - 5.8%
                                       OIL & GAS (DRILLING & EQUIPMENT) - 3.9%
     100,000     BB-/Ba3               Hanover Compressor Co., 4.75%, 3/15/08                                           $   103,506

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL     S & P/MOODY'S
      AMOUNT     RATINGS                                                                                                      VALUE
    $100,000     NR/B3                 Key Energy Group, 5.0%, 9/15/04                                                  $    89,963
     400,000     B-/B3                 Parker Drilling Co., 5.5%, 8/1/04                                                    360,000
                                                                                                                        -----------
                                                                                                                        $   553,469
                                                                                                                        -----------

                                       OIL & GAS (PRODUCTION/EXPLORATION) - 1.9%
     300,000     BB-/B2                Pogo Producing Co., 5.5%, 6/15/06                                                $   266,787
                                                                                                                        -----------
                                       TOTAL ENERGY                                                                     $   820,256
                                                                                                                        -----------

                                       HEALTH CARE - 1.4%
                                       BIOTECHNOLOGY - 1.4%
     200,000     NR/NR                 Cor Therapeutics, Inc., 4.5%, 6/15/06 (144A)                                     $   193,960
                                                                                                                        -----------
                                       TOTAL HEALTH CARE                                                                $   193,960
                                                                                                                        -----------

                                       TECHNOLOGY - 38.1%
                                       COMMUNICATIONS EQUIPMENT - 1.5%
     250,000     BB+/Baa               Commscope Inc., 4.0%, 12/15/06                                                   $   212,713
                                                                                                                        -----------

                                       COMPUTERS (NETWORKING) - 1.7%
     100,000     B-/B3                 At Home Corp., 4.75%, 12/15/06 (144A)                                            $    32,000
     665,000     BB+/Baa3              At Home Corp., 4.75%, 12/15/06                                                       212,800
                                                                                                                        -----------
                                                                                                                        $   244,800
                                                                                                                        -----------

                                       COMPUTERS (PERIPHERALS) - 4.2%
     680,000     B+/B2                 Quantum Corp., 7.0%, 8/1/04                                                      $   590,750
                                                                                                                        -----------

                                       COMPUTERS (SOFTWARE & SERVICES) - 6.1%
     700,000     B-/B2                 Aspen Technology, 5.25%, 6/15/05                                                 $   570,500
     150,000     NR/NR                 Critical Path Inc., 5.75%, 4/1/05 (144A)                                              34,800
     100,000     NR/NR                 Critical Path Inc., 5.75%, 4/1/05                                                     23,200
     300,000     NR/NR                 Radisys Corp., 5.5%, 8/15/07 (144A)                                                  205,008
      50,000     NR/NR                 Radisys Corp., 5.5%, 8/15/07                                                          34,168
                                                                                                                        -----------
                                                                                                                        $   867,676
                                                                                                                        -----------

                                       ELECTRONICS (COMPONENT DISTRIBUTORS) - 4.7%
     775,000     NR/B1                 Adaptec Inc., 4.75%, 2/1/04                                                      $   667,128
                                                                                                                        -----------

                                       ELECTRONICS (SEMICONDUCTORS) - 11.7%
     630,000     B/NR                  Conexant Systems Inc., 4.0%, 2/1/07                                              $   281,207
     100,000     NR/NR                 Cypress Semiconductor, 3.75%, 7/1/05                                                  84,675
     330,000     NR/NR                 General Semiconductor Inc., 5.75%, 12/15/06                                          314,289
     955,000     CCC+/NR               Triquint Semiconductor, 4.0%, 3/1/07                                                 658,950
     400,000     B-/B2                 Vitesse Semiconductor, 4.0%, 3/15/05                                                 324,988
                                                                                                                        -----------
                                                                                                                        $ 1,664,109
                                                                                                                        -----------

                                       EQUIPMENT (SEMICONDUCTOR) - 5.3%
     325,000     NR/NR                 Advanced Energy Industries Inc., 5.25%, 11/15/06                                 $   353,649
     400,000     NR/NR                 Cymer Inc., 7.25%, 8/6/04                                                            393,200
                                                                                                                        -----------
                                                                                                                        $   746,849
                                                                                                                        -----------

                                       SERVICES (DATA PROCESSING) - 2.9%
     500,000     CCC+/NR               Checkfree Holdings Corp., 6.5%, 12/1/06                                          $   417,740
                                                                                                                        -----------
                                       TOTAL TECHNOLOGY                                                                 $ 5,411,765
                                                                                                                        -----------
                                       TOTAL CONVERTIBLE CORPORATE BONDS
                                       (Cost $9,319,820)                                                                $ 9,047,198
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL     S & P/MOODY'S
      AMOUNT     RATINGS                                                                                                      VALUE
                                       CORPORATE BONDS - 27.5%
                                       BASIC MATERIALS - 0.7%
                                       PAPER & FOREST PRODUCTS - 0.7%
    $100,000     BB-/B1                Fibermark Inc., 10.75%, 4/15/11 (144A)                                           $   102,000
                                                                                                                        -----------
                                       TOTAL BASIC MATERIALS                                                            $   102,000
                                                                                                                        -----------

                                       CAPITAL GOODS - 4.8%
                                       ELECTRICAL EQUIPMENT - 2.7%
     400,000     B/B2                  Advance Lighting Technologies, 8.0%, 3/15/08                                     $   284,000
     100,000     B+/B1                 Hadco Corp., 9.5%, 6/15/08                                                           105,000
                                                                                                                        -----------
                                                                                                                        $   389,000
                                                                                                                        -----------

                                       WASTE MANAGEMENT - 2.1%
     290,000     BB/Ba3                Azurix Corp., 10.75%, 2/15/10                                                    $   291,450
                                                                                                                        -----------
                                       TOTAL CAPITAL GOODS                                                              $   680,450
                                                                                                                        -----------

                                       COMMUNICATION - 2.2%
                                       TELECOMMUNICATIONS (LONG DISTANCE) - 2.2%
     400,000     NR/NR                 SBA Communications, 12.0%, 3/1/08                                                $   312,000
                                                                                                                        -----------
                                       TOTAL COMMUNICATION                                                              $   312,000
                                                                                                                        -----------

                                       CONSUMER CYCLICALS - 5.7%
                                       BUILDING MATERIALS - 4.2%
     350,000     B/B2                  NCI Building Systems Inc., 9.25%, 5/1/09                                         $   320,250
     180,000     B+/B1                 Nortek Inc., 9.125%, 9/1/07                                                          176,400
     100,000     B+/B1                 Nortek Inc., 9.875%, 6/15/11 (144A)                                                   96,000
                                                                                                                        -----------
                                                                                                                        $   592,650
                                                                                                                        -----------

                                       RETAIL (DEPARTMENT STORES) - 1.5%
     300,000     BBB-/Ba2              JC Penney Co., 7.625%, 3/1/97                                                    $   210,000
                                                                                                                        -----------
                                       TOTAL CONSUMER CYCLICALS                                                         $   802,650
                                                                                                                        -----------

                                       CONSUMER STAPLES - 4.1%
                                       DISTRIBUTORS (FOOD & HEALTH) - 4.1%
     220,000     B/B3                  Fisher Scientific International, 9.0%, 2/1/08                                    $   217,800
     390,000     B/B2                  Wesco Distribution Inc., 9.125%, 6/1/08                                              370,500
                                                                                                                        -----------
                                                                                                                        $   588,300
                                                                                                                        -----------
                                       TOTAL CONSUMER STAPLES                                                           $   588,300
                                                                                                                        -----------

                                       ENERGY - 3.8%
                                       OIL & GAS (PRODUCTION/EXPLORATION) - 3.8%
     500,000     BB/Ba2                Eott Energy Partners LP, 11.0%, 10/1/09                                          $   541,250
                                                                                                                        -----------
                                       TOTAL ENERGY                                                                     $   541,250
                                                                                                                        -----------

                                       FINANCIALS - 2.8%
                                       FINANCIAL (DIVERSIFIED) - 0.9%
     135,000     BB-/Ba3               Forest City Enterprises, 8.5%, 3/15/08                                           $   130,950
                                                                                                                        -----------

                                       REAL ESTATE - 1.9%
     275,000     B-/B3                 BF Saul REIT, 9.75%, 4/1/08                                                      $   266,750
                                                                                                                        -----------
                                       TOTAL FINANCIALS                                                                 $   397,700
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL     S & P/MOODY'S
      AMOUNT     RATINGS                                                                                                      VALUE
                                       TECHNOLOGY - 3.4%
                                       ELECTRONICS (SEMICONDUCTORS) - 3.4%
    $300,000     B/B2                  Fairchild Semiconductor, 10.375%, 10/1/07                                        $   290,250
     200,000     B/B2                  Fairchild Semiconductor, 10.5%, 2/1/09                                               193,500
                                                                                                                        -----------
                                                                                                                        $   483,750
                                                                                                                        -----------
                                       TOTAL TECHNOLOGY                                                                 $   483,750
                                                                                                                        -----------
                                       TOTAL CORPORATE BONDS
                                       (Cost $3,841,346)                                                                $ 3,908,100
                                                                                                                        -----------
                                       TOTAL INVESTMENT IN SECURITIES
                                       (Cost $14,363,273)                                                               $14,196,317
                                                                                                                        ===========

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2001, the value of these securities amounted to $1,058,275 or 7.1% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO

   PRINCIPAL
      AMOUNT     S & P/MOODY'S
      USD ($)     RATINGS                                                                                                      VALUE
                                       CONVERTIBLE CORPORATE BONDS - 25.1%
                                       CAPITAL GOODS - 2.7%
                                       ELECTRICAL EQUIPMENT - 1.3%
      55,000     B-/B2                 Benchmark Electrical Inc., 6.0%, 8/15/06                                          $   48,633
      30,000     NR/NR                 Intron Inc., 6.75%, 3/31/04                                                           29,213
                                                                                                                         ----------
                                                                                                                         $   77,846
                                                                                                                         ----------

                                       MACHINERY (DIVERSIFIED) - 0.2%
      10,000     BBB/Baa3              Thermo Electron Corp., 4.25%, 1/1/03 (144A)                                       $    9,553
                                                                                                                         ----------

                                       MANUFACTURING (SPECIALIZED) - 1.2%
      75,000     BBB-/Ba1              Briggs & Stratton BGG, 5.0%, 5/15/06 (144A)                                       $   78,141
                                                                                                                         ----------
                                       TOTAL CAPITAL GOODS                                                               $  165,540
                                                                                                                         ----------

                                       CONSUMER CYCLICALS - 5.9%
                                       AUTO PARTS & EQUIPMENT - 3.1%
     125,000     B/B2                  Mascotech Inc., 4.5%, 12/15/03                                                    $  101,406
     115,000     BB-/B2                Tower Automotive Inc., 5.0%, 8/1/04                                                   95,104
                                                                                                                         ----------
                                                                                                                         $  196,510
                                                                                                                         ----------

                                       LODGING-HOTELS - 1.8%
      95,000     B/B1                  Capstar Hotel, 4.75%, 10/15/04                                                    $   93,091
      20,000     BB+/Ba2               Hilton Hotels, 5.0%, 5/15/06                                                          18,050
                                                                                                                         ----------
                                                                                                                         $  111,141
                                                                                                                         ----------

                                       SERVICES (ADVERTISING/MARKETING) - 1.0%
      80,000     B-/B2                 Getty Images, Inc., 5.0%, 3/15/07                                                 $   62,260
                                                                                                                         ----------
                                       TOTAL CONSUMER CYCLICALS                                                          $  369,911
                                                                                                                         ----------

                                       ENERGY - 3.4%
                                       OIL & GAS (DRILLING & EQUIPMENT) - 1.1%
      25,000     BB-/Ba3               Hanover Compress, 4.75%, 3/15/08                                                  $   25,877
      50,000     NR/B2                 Key Energy Group, 5.0%, 9/15/04                                                       44,982
                                                                                                                         ----------
                                                                                                                         $   70,859
                                                                                                                         ----------

                                       OIL & GAS (PRODUCTION/EXPLORATION) - 2.3%
      80,000     NR/B3                 Lomak Petroleum, 6.0%, 2/1/07                                                     $   63,200
      90,000     BB/B1                 Pogo Producing Co., 5.5%, 6/15/06                                                     80,035
                                                                                                                         ----------
                                                                                                                         $  143,235
                                                                                                                         ----------
                                       TOTAL ENERGY                                                                      $  214,094
                                                                                                                         ----------

                                       FINANCIALS - 0.5%
                                       REAL ESTATE - 0.5%
      30,000     BBB+/Baa1             EOP Operating LP, 7.25%, 11/15/08 (144A)                                          $   31,649
                                                                                                                         ----------
                                       TOTAL FINANCIALS                                                                  $   31,649
                                                                                                                         ----------

                                       TECHNOLOGY - 12.6%
                                       COMMUNICATIONS EQUIPMENT - 0.3%
      20,000     BB+/Baa3              Commscope Inc., 4.0%, 12/15/06                                                    $   17,017
                                                                                                                         ----------

                                       COMPUTERS (NETWORKING) - 0.3%
      60,000     B-/Caa3               At Home Corp,. 4.75%, 12/15/06                                                    $   19,200
                                                                                                                         ----------

                                       COMPUTERS (PERIPHERALS) - 1.5%
     110,000     B+/B2                 Quantum Corp., 7.0%, 8/1/04                                                       $   95,563
                                                                                                                         ----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
      AMOUNT     S & P/MOODY'S
      USD ($)     RATINGS                                                                                                      VALUE
                                       COMPUTERS (SOFTWARE & SERVICES) - 3.0%
     120,000     B-/B2                 Aspen Technology, 5.25%, 6/15/05                                                  $   97,800
      55,000     CC/NR                 Critical Path Inc., 5.75%, 4/1/05                                                     12,760
     110,000     NR/NR                 Radisys Corp., 5.5%, 8/15/07                                                          75,170
                                                                                                                         ----------
                                                                                                                         $  185,730
                                                                                                                         ----------

                                       ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.5%
     110,000     B-/B3                 Adaptec Inc., 4.75%, 2/1/04                                                       $   94,689
                                                                                                                         ----------

                                       ELECTRONICS (SEMICONDUCTORS) - 3.1%
     130,000     B-/NR                 Conexant Systems Inc., 4.0%, 2/1/07                                               $   58,027
      75,000     B-/B2                 General Semiconductor, 5.75%, 12/15/06                                                71,429
      50,000     CCC+/NR               Triquent Semiconductor, 4.0%, 3/1/07                                                  34,500
      35,000     NR/NR                 Cymer Inc, 4.0%, 3/15/05                                                              28,435
                                                                                                                         ----------
                                                                                                                         $  192,391
                                                                                                                         ----------

                                       EQUIPMENT (SEMICONDUCTOR) - 1.8%
      50,000     NR/NR                 Advanced Energy Industries, Inc. 5.25%, 11/15/06                                  $   54,408
      55,000     NR/NR                 Cymer Inc., 7.25%, 8/6/04                                                             54,065
                                                                                                                         ----------
                                                                                                                         $  108,473
                                                                                                                         ----------

                                       SERVICES (DATA PROCESSING) - 1.1%
      85,000     CCC+/NR               Checkfree Holdings Corp., 6.5%, 12/1/06                                           $   71,016
                                                                                                                         ----------
                                       TOTAL TECHNOLOGY                                                                  $  784,079
                                                                                                                         ----------
                                       TOTAL CONVERTIBLE CORPORATE BONDS
                                       (Cost $1,566,739)                                                                 $1,565,273
                                                                                                                         ----------

                                       ASSET-BACKED SECURITIES - 4.2%
                                       FINANCIALS - 4.2%
                                       BANKS (MONEY CENTER) - 2.8%
  DKK620,087     AA/Aa2                Nykredit, 7.0%, 10/01/32                                                          $   70,278
  DKK948,716     AA/Aa2                Nykredit, 6.0%, 10/01/29                                                             103,152
                                                                                                                         ----------
                                                                                                                         $  173,430
                                                                                                                         ----------

                                       CONSUMER FINANCE - 1.4%
  DKK808,301     AA+/Aa1               Realkredit Danmark, 7.0%, 10/01/32                                                $   91,564
                                                                                                                         ----------
                                       TOTAL FINANCIALS                                                                  $  264,994
                                                                                                                         ----------
                                       TOTAL ASSET-BACKED SECURITIES
                                       (Cost $281,383)                                                                   $  264,994
                                                                                                                         ----------

                                       CORPORATE BONDS - 45.0%
                                       BASIC MATERIALS - 3.7%
                                       CHEMICALS - 0.4%
      25,000     BB/Baa3               Lyondell Chemical Co., 9.875%, 5/1/07                                             $   25,000
                                                                                                                         ----------

                                       CHEMICALS (DIVERSIFIED) - 0.4%
  EURO30,000     B+/B2                 Huntsman ICI Chemicals LLC, 10.125%, 7/1/09                                       $   24,779
                                                                                                                         ----------

                                       CONTAINERS & PACKAGING (PAPER) - 1.6%
      95,000     B/B2                  Stone Container, 9.75%, 2/1/11 (144A)                                             $   96,663
                                                                                                                         ----------

                                       PAPER & FOREST PRODUCTS - 1.3%
      25,000     D/Caa3                APP China Group, 14.0%, 3/15/10 (144A)                                            $    1,500
      80,000     BB-/B1                Fibermark Inc., 10.75%, 4/15/11 (144A)                                                81,600
                                                                                                                         ----------
                                                                                                                         $   83,100
                                                                                                                         ----------
                                       TOTAL BASIC MATERIALS                                                             $  229,542
                                                                                                                         ----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
      AMOUNT     S & P/MOODY'S
      USD ($)     RATINGS                                                                                                      VALUE
                                       CAPITAL GOODS - 3.6%
                                       AEROSPACE/DEFENSE - 0.8%
     50,000      B/B2                  Alliant Techsystems Inc,. 8.5%, 5/15/11 (144A)                                    $   50,500
                                                                                                                         ----------

                                       ELECTRICAL EQUIPMENT - 1.2%
     50,000      B/B2                  Advanced Lighting Technologies, 8.0%, 3/15/08                                     $   35,500
     35,000      B+/B1                 Hadco Corp., 9.5%, 6/15/08                                                            36,750
                                                                                                                         ----------
                                                                                                                         $   72,250
                                                                                                                         ----------

                                       MACHINERY (DIVERSIFIED) - 0.5%
     30,000      A+/A2                 Deere & Co., 7.85%, 5/15/10                                                       $   32,210
                                                                                                                         ----------

                                       WASTE MANAGEMENT - 1.1%
     70,000      BB/Ba3                Azurix Corp., 10.75%, 2/15/10                                                     $   70,350
                                                                                                                         ----------
                                       TOTAL CAPITAL GOODS                                                               $  225,310
                                                                                                                         ----------

                                       COMMUNICATION SERVICES - 4.5%
                                       CELLULAR/WIRELESS TELECOMMUNICATIONS - 1.0%
     70,000      B/B3                  Crown Castle International Corp., 9.00%, 5/15/11                                  $   60,900
                                                                                                                         ----------

                                       TELECOMMUNICATIONS (LONG DISTANCE) - 3.2%
 EURO85,000      B+/B2                 PTC International Finance II, 11.25%, 12/01/09                                    $   74,528
 EURO90,000      B-/B3                 SBA Communications System, 12.00%, 3/1/08                                             70,200
     70,000      BBB+/A3               WorldCom, 6.75%, 5/15/08                                                              58,879
                                                                                                                         ----------
                                                                                                                         $  203,607
                                                                                                                         ----------

                                       TELEPHONE - 0.3%
     35,000      B+/B1                 McLeod USA Inc., 9.25%, 7/15/07                                                   $   20,300
                                                                                                                         ----------
                                       TOTAL COMMUNICATION SERVICES                                                      $  284,807
                                                                                                                         ----------

                                       CONSUMER CYCLICALS - 6.0%
                                       AUTO PARTS & EQUIPMENT - 0.4%
      30,000     BB+/Ba1               Lear Corp., 7.96%, 5/15/05                                                        $   30,233
                                                                                                                         ----------

                                       BUILDING MATERIALS - 2.0%
     90,000      B/B2                  NCI Building Systems, Inc., 9.25%, 5/1/09                                         $   82,350
     45,000      B+/B1                 Nortek Inc., 9.125%, 9/1/07                                                           44,100
                                                                                                                         ----------
                                                                                                                         $  126,450
                                                                                                                         ----------

                                       HARDWARE & TOOLS - 0.7%
     45,000      B+/B2                 Scotts Corp., 8.625%, 1/15/09                                                     $   45,225
                                                                                                                         ----------

                                       PUBLISHING (NEWSPAPERS) - 0.4%
     25,000      BBB/Baa2              Harcourt General Inc., 7.3%, 8/1/97                                               $   22,124
                                                                                                                         ----------

                                       RETAIL (DEPT STORES) - 1.0%
     90,000      BBB-/Ba2              J. C. Penney Co., 7.625%, 3/1/97                                                  $   63,000
                                                                                                                         ----------

                                       RETAIL (SPECIALTY) - 1.0%
     60,000      B+/B1                 Grupo Elektra SA, 12.0%, 4/1/08 (144A)                                            $   59,400
                                                                                                                         ----------

                                       TEXTILES (APPAREL) - 0.5%
     30,000      BBB/Baa2              Jones Apparel Group, Inc., 7.875%, 6/15/06                                        $   30,730
                                                                                                                         ----------
                                       TOTAL CONSUMER CYCLICALS                                                          $  377,162
                                                                                                                         ----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
      AMOUNT     S & P/MOODY'S
       USD ($)    RATINGS                                                                                                      VALUE
                                       CONSUMER STAPLES - 3.8%
                                       BROADCASTING (CABLE/TELEVISION/RADIO) - 0.5%
     35,000      B+/B2                 Charter Communications Holdings LLC., 8.25%, 4/1/07                               $   32,813
                                                                                                                         ----------

                                       DISTRIBUTORS (FOOD & HEALTH) - 2.9%
     55,000      B-/B3                 Fisher Scientific International, Inc., 9.0%, 2/1/08 (144A)                            54,450
     30,000      B-/B3                 Fisher Scientific International, Inc., 9.0%, 2/1/08                                   29,700
    105,000      B/B2                  Wesco Distribution Inc., 9.125%, 6/1/08                                           $   99,750
                                                                                                                         ----------
                                                                                                                         $  183,900
                                                                                                                         ----------

                                       ENTERTAINMENT - 0.4%
     25,000      B/B3                  Premier Parks, Inc., 9.75%, 6/15/07                                               $   25,250
                                                                                                                         ----------
                                       TOTAL CONSUMER STAPLES                                                            $  241,963
                                                                                                                         ----------

                                       ENERGY - 5.0%
                                       OIL & GAS (DRILLING & EQUIPMENT) - 2.4%
     25,000      BB/Ba3                Grant Prideco, 9.625%, 12/1/07 (144A)                                             $   25,750
     65,000      B+/B1                 Parker Drilling Co., 9.75%, 11/15/06                                                  66,950
     60,000      A-/Baa2               Transocean Offshore, 6.625%, 4/15/11                                                  58,993
                                                                                                                         ----------
                                                                                                                         $  151,693
                                                                                                                         ----------

                                       OIL & GAS (PRODUCTION/EXPLORATION) - 2.6%
     90,000      BB/Ba2                Eott Energy Partners L.P., 11.0%, 10/1/09                                         $   97,425
     25,000      B+/B1                 HS Resources Inc., 9.25%, 11/15/06                                                    26,188
     35,000      B+/B1                 Nuevo Energy Co., 9.5%, 6/1/08                                                        35,175
                                                                                                                         ----------
                                                                                                                         $  158,788
                                                                                                                         ----------
                                       TOTAL ENERGY                                                                      $  310,481
                                                                                                                         ----------

                                       FINANCIALS - 8.0%
                                       BANKS (REGIONAL) 0.7%
  EURO50,000     AAA/Aaa               KFW International Finance, Floating Rate, 8/1/05                                  $   43,416
                                                                                                                         ----------

                                       BANKS (MAJOR REGIONAL) - 0.7%
 EURO50,000      A-/NR                 Bank of Ireland, 7.4%, 12/29/49                                                   $   43,675
                                                                                                                         ----------

                                       BANKS (MONEY CENTER) - 0.5%
     15,000      A/A1                  Dresdner Funding Trust, 8.151%, 6/30/31 (144A)                                    $   15,480
     15,000      NR/A3                 Skandinaviska Enkilda Bank, 8.125%, 9/6/49 (144A)                                     15,415
                                                                                                                         ----------
                                                                                                                         $   30,895
                                                                                                                         ----------

                                       CONSUMER FINANCE - 2.5%
     35,000      A/A2                  Ford Motor Credit Co., 5.8%, 1/12/09                                              $   32,478
    125,000      BBB+/Baa1             Qwest Capital Funding, 7.25%, 2/15/11 (144A)                                         123,283
                                                                                                                         ----------
                                                                                                                         $  155,761
                                                                                                                         ----------

                                       FINANCIAL (DIVERSIFIED) - 1.5%
     96,000      BB-/Ba3               Forest City Enterprises, 8.5%, 3/15/08                                            $   93,120
                                                                                                                         ----------

                                       REAL ESTATE - 2.1%
     90,000      B-/B3                 BF Saul Real Estate Investment Trust, 9.75%, 4/1/08                               $   87,300
     15,000      BBB-/Baa3             Colonial Realty LP, 7.0%, 7/14/07                                                     14,543
     30,000      BBB/Baa3              Mack-Cali Realty Corp., 7.25%, 3/15/09                                                29,322
                                                                                                                         ----------
                                                                                                                         $  131,165
                                                                                                                         ----------
                                       TOTAL FINANCIALS                                                                  $  498,032
                                                                                                                         ----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
      AMOUNT     S & P/MOODY'S
       USD ($)    RATINGS                                                                                                      VALUE
                                       HEALTH CARE - 2.7%
                                       HEALTH CARE (DIVERSIFIED) - 0.3%
     19,000      B+/B1                 King Pharmaceutical Inc., 10.75%, 2/15/09                                         $   20,710
                                                                                                                         ----------

                                       HEALTH CARE (HOSPITAL MANAGEMENT) - 0.6%
     35,000      BB+/Ba1               Columbia/HCA Healthcare Corp., 7.25%, 5/20/08                                     $   33,644
                                                                                                                         ----------

                                       HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 1.8%
     40,000      BB+/Baa3              Beckman Instruments, Inc., 7.05%, 6/1/26                                          $   40,804
     65,000      B/B2                  Bio-Rad Laboratories, Inc., 11.625%, 2/15/07                                          70,200
                                                                                                                         ----------
                                                                                                                         $  111,004
                                                                                                                         ----------
                                       TOTAL HEALTH CARE                                                                 $  165,358
                                                                                                                         ----------

                                       TECHNOLOGY - 4.0%
                                       COMMUNICATIONS EQUIPMENT - 1.7%
    105,000      B+/B1                 L-3 Communication Holdings Corp., 8.5%, 5/15/08                                   $  106,575
                                                                                                                         ----------

                                       COMPUTER (HARDWARE) - 0.6%
     35,000      BBB+/Baa1             Sun Microsystems Inc., 7.65%, 8/15/09                                             $   35,477
                                                                                                                         ----------

                                       ELECTRONICS (SEMICONDUCTORS) - 1.3%
     65,000      B/B2                  Fairchild Semiconductor, 10.375%, 10/1/07                                         $   62,888
     20,000      B/B2                  Fairchild Semiconductor, 10.5%, 2/1/09                                                19,350
                                                                                                                         ----------
                                                                                                                         $   82,238
                                                                                                                         ----------

                                       SERVICES (COMPUTER SYSTEMS) - 0.4%
     25,000      A/A2                  Computer Science Corp., 7.5%, 8/8/05                                              $   25,490
                                                                                                                         ----------
                                       TOTAL TECHNOLOGY                                                                  $  249,780
                                                                                                                         ----------

                                       TRANSPORTATION - 0.6%
                                       AIRLINES - 0.6%
      40,000     BB/Ba2                Northwest Airlines Inc., 8.52%, 4/7/04                                            $   39,192
                                                                                                                         ----------
                                       TOTAL TRANSPORTATION                                                              $   39,192
                                                                                                                         ----------

                                       UTILITIES - 3.1%
                                       ELECTRIC COMPANIES - 1.4%
      25,000     BBB-/Baa3             Great Lakes Power Inc., 8.3%, 3/1/05                                              $   25,857
      55,000     BBB/Baa2              NiSource Finance, 7.875%, 11/15/10                                                    58,253
                                                                                                                         ----------
                                                                                                                         $   84,110
                                                                                                                         ----------

                                       POWER PRODUCERS (INDEPENDENT) - 1.7%
      75,000     BB-/Ba3               AES China Generating Co., 10.125%, 12/15/06                                       $   61,500
      50,000     B+/Ba3                Orion Power Holding, 4.5%, 6/1/08 (144A)                                              46,968
                                                                                                                         ----------
                                                                                                                         $  108,468
                                                                                                                         ----------
                                       TOTAL UTILITIES                                                                   $  192,578
                                                                                                                         ----------
                                       TOTAL CORPORATE BONDS
                                       (Cost $2,813,623)                                                                 $2,814,205
                                                                                                                         ----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
      AMOUNT     S & P/MOODY'S
      USD ($)     RATINGS                                                                                                      VALUE
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.9%
     43,904                            Federal National Mortgage Association, 7.0%, 9/1/29                               $   44,178
     19,602                            Federal National Mortgage Association, 7.50%, 6/1/30                                  20,027
     30,800                            Government National Mortgage Association, 7.75%, 10/15/26                             31,871
     42,255                            Government National Mortgage Association, 6.5%, 1/15/30                               41,894
     82,747                            Government National Mortgage Association, 7.5%, 11/15/29 to 2/15/30                   84,944
    204,376                            Government National Mortgage Association, 7.0%, 5/15/23 to 3/15/31                   206,833
    190,000                            U.S. Treasury Bonds, 7.875%, 2/15/21                                                 233,134
    185,000                            U.S. Treasury Notes, 5.75%, 8/15/10                                                  189,327
     20,000                            U.S. Treasury Notes, 5.375%, 2/15/31                                                  18,962
                                                                                                                         ----------
                                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                       (Cost $865,345)                                                                   $  871,170
                                                                                                                         ----------

                                       FOREIGN GOVERNMENT BONDS - 10.2%
    120,000                            Republic of Brazil, 9.625%, 7/15/05                                               $  112,800
     25,000                            United Mexican States, 8.625%, 3/12/08                                                25,900
    150,000                            Republic of Argentina, 11.75%, 4/7/09                                                120,000
EURO375,000                            Government of France, 3.0%, 7/25/09                                                  317,000
  AUD58,000                            Australian Government, 7.5%, 9/15/09                                                  32,432
     25,000                            Republic of Trinidad & Tobago, 9.75%, 7/1/20 (144A)                                   27,115
                                                                                                                         ----------
                                       TOTAL FOREIGN GOVERNMENT BONDS
                                       (Cost $648,020)                                                                   $  635,247
                                                                                                                         ----------

                                       SUPRANATIONAL BONDS - 1.6%
                                       FINANCIALS - 1.6%
                                       BANKS (MAJOR REGIONAL) - 1.6%
    250,000                            International Finance Corp., 6.75%, 7/15/09                                       $   97,743
                                                                                                                         ----------
                                       TOTAL SUPRANATIONAL BONDS
                                       (Cost $109,276)                                                                   $   97,743
                                                                                                                         ----------

                                       RIGHTS/WARRANTS - 0.0%
                                       PAPER & FOREST PRODUCTS - 0.0%
         25                            Asia Pulp & Paper, 3/15/05 (144A)                                                 $       --
                                                                                                                         ----------
                                       TOTAL INVESTMENT IN SECURITIES - 100.0%
                                       (Cost $6,284,386)                                                                 $6,248,632
                                                                                                                         ==========

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2001, the value of these securities amounted to 717,467 or 1.2% of total net assets.
DKK   Danish Kroner
EURO  Euro Dollar
NZD   New Zealand Dollar
AUD   Australian Dollar

   The accompanying notes are an integral part of these financial statements.

PIONEER SWISS FRANC BOND VCT PORTFOLIO

   PRINCIPAL     S & P/MOODY'S
      AMOUNT     RATINGS                                                                                                      VALUE
                                       CORPORATE BONDS - 77.4%
                                       CAPITAL GOODS - 1.2%
                                       ENGINEERING & CONSTRUCTION - 1.2%
CHF    600,000     NA/Aa1              Great Belt AS, 4.25%, 9/24/04                                                    $   344,016
                                                                                                                        -----------
                                       TOTAL CAPITAL GOODS                                                              $   344,016
                                                                                                                        -----------

                                       COMMUNICATION - 9.3%
                                       TELECOMMUNICATIONS (LONG DISTANCE) - 9.3%
     1,000,000     A+/Aa3              Telstra Corp CB, 3.375%, 6/15/05                                                 $   541,368
     2,000,000     A-/NR               France Telecom, 3.25%, 4/29/08                                                     1,103,878
     2,000,000     A/A2                Telnor, 2.75%, 8/24/01                                                             1,111,668
                                                                                                                        -----------
                                                                                                                        $ 2,756,914
                                                                                                                        -----------
                                       TOTAL COMMUNICATION                                                              $ 2,756,914
                                                                                                                        -----------

                                       CONSUMER CYCLICALS - 6.4%
                                       AUTOMOBILES - 6.4%
     1,400,000     A-/A1               BMW Finance NV, 5.0%, 4/21/13                                                    $   795,304
     2,000,000     A+/A1               Daimlerchrysler AG, 3.125%, 9/25/02                                                1,104,935
                                                                                                                        -----------
                                                                                                                        $ 1,900,239
                                                                                                                        -----------
                                       TOTAL CONSUMER CYCLICALS                                                         $ 1,900,239
                                                                                                                        -----------

                                       ENERGY - 4.1%
                                       OIL & GAS (PRODUCTION/EXPLORATION) - 4.1%
     2,165,000     AA-/A1              Statoil, 4.125%, 9/20/01                                                         $ 1,205,910
                                                                                                                        -----------
                                       TOTAL ENERGY                                                                     $ 1,205,910
                                                                                                                        -----------

                                       FINANCIALS - 43.3%
                                       BANKS (MAJOR REGIONAL) - 16.4%
     2,000,000     A+/A1               Commerzbank AG, 7.0%, 7/25/01                                                    $ 1,115,061
     2,200,000     AAA/Aaa             Frankfurt Hypo Centboden, 3.125%,
                                       4/29/08                                                                            1,199,577
     2,500,000     AAA/NR              Inter-American Development Bank,
                                       6.25%, 12/3/02                                                                     1,445,223
     2,000,000     AA/A1               Morgan (JP) & Co., 2.0%, 12/27/01                                                  1,105,436
                                                                                                                        -----------
                                                                                                                        $ 4,865,297
                                                                                                                        -----------

                                       BANKS (MONEY CENTER) - 12.9%
     3,000,000     AA-/Aa3             AB Spintab, 3.25%, 1/24/02                                                       $ 1,667,835
     2,500,000     A+/A1               Citibank Credit Card Master Trust,
                                       3.50%, 11/25/02                                                                    1,389,306
     1,400,000     AA/Aa3              Deutsche Finance BV, 3.50%, 2/19/03                                                  782,841
                                                                                                                        -----------
                                                                                                                        $ 3,839,982
                                                                                                                        -----------

                                       BANKS (REGIONAL) - 3.8%
     2,000,000     AA-/Aa3             Bayerische Vereinsbank, 4.25%, 2/21/07                                           $ 1,136,427
                                                                                                                        -----------

                                       INSURANCE (MULTI-LINE) - 5.5%
     2,000,000     AAA/NR              Allianz BV, 3.0%, 8/26/05                                                        $ 1,103,878
     1,000,000     AA+/Aa2             Nationwide Financial Services, 3.0%,
                                       8/18/04                                                                              545,262
                                                                                                                        -----------
                                                                                                                        $ 1,649,140
                                                                                                                        -----------

                                       INVESTMENT BANK/BROKERAGE - 1.3%
       700,000     AA-/Aa3             Merrill Lynch & Co., 3.0%, 4/8/02                                                $   388,538
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL     S & P/MOODY'S
      AMOUNT     RATINGS                                                                                                      VALUE
                                       SAVINGS & LOAN COMPANIES - 3.4%
  CHF1,800,000     AAA/Aaa             Caisse National d' Autoroutes, 3.375%, 2/27/08                                   $ 1,001,002
                                                                                                                        -----------
                                       TOTAL FINANCIALS                                                                 $12,880,386
                                                                                                                        -----------

                                       TRANSPORTATION - 7.4%
                                       RAILROADS - 7.4%
       800,000     AAA/Aaa             Reseau Ferre de France, 3.25%, 9/12/08                                           $   438,881
     3,000,000     AAA/Aa1             Societe Nationale des Chemins
                                       de Fer Francais, 5.25%,
                                       2/24/05                                                                            1,779,753
                                                                                                                        -----------
                                                                                                                        $ 2,218,634
                                                                                                                        -----------
                                       TOTAL TRANSPORTATION                                                             $ 2,218,634
                                                                                                                        -----------

                                       UTILITIES - 5.7%
                                       ELECTRIC COMPANIES - 5.7%
     3,000,000     AA+/Aa2             Transpower Finance Ltd., 4.25%, 6/10/04                                          $ 1,706,309
                                                                                                                        -----------
                                       TOTAL UTILITIES                                                                  $ 1,706,309
                                                                                                                        -----------
                                       TOTAL CORPORATE BONDS
                                       (Cost $28,333,186)                                                               $23,012,408
                                                                                                                        ===========

                                       GOVERNMENT OBLIGATIONS - 22.6%
     1,340,000     AAA/Aaa             Kingdom of Denmark, 0.0%, 2/17/02                                                $   731,323
     2,315,000     AA/Aa3              Republic of Italy, 0.0%, 12/11/05                                                  1,117,377
     2,000,000     A/NR                Montreal Urban Community, 5.25%,
                                       6/9/03                                                                             1,152,006
     2,000,000     AA-/Aa3             Province of Ontario, 6.25%, 1/27/03                                                1,163,134
     2,000,000     AAA/NR              Oresundsfoerbindelsen, 4.375%, 12/1/03                                             1,144,495
     1,200,000     A+/A2               Quebec Province, 3.5%, 9/17/08                                                       658,988
     1,300,000     AAA/NR              Rhone-Alpes, 6.375%, 11/25/02                                                        752,601
                                                                                                                        -----------
                                                                                                                        $ 6,719,924
                                                                                                                        -----------
                                       TOTAL GOVERNMENT OBLIGATIONS
                                       (Cost $8,336,788)                                                                $ 6,719,924
                                                                                                                        -----------
                                       TOTAL INVESTMENT IN SECURITIES
                                       (Cost $36,669,974)                                                               $29,732,332
                                                                                                                        ===========

CHF   Swiss Franc

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO

   PRINCIPAL
      AMOUNT                                                               VALUE
             US GOVERNMENT AND AGENCY
             OBLIGATIONS - 97.5%
             GOVERNMENT SECURITY - 97.5%
  $  100,000 Federal Farm Credit Bank,
             5.88%, 9/8/08                                           $    99,352
     200,000 Federal Farm Credit Bank, Medium
             Term Note, 6.38%, 11/27/06                                  206,744
     550,000 Federal Farm Credit Bank, 6.5%, 9/29/06                     572,270
     850,000 Federal Home Loan Bank,
             5.875%, 11/15/07                                            853,485
     105,794 Federal Home Loan Mortgage Corp.,
             7.0%, 9/1/27                                                106,738
     499,950 Federal Home Loan Mortgage Corp.,
             7.0%, 6/1/31                                                503,070
     468,109 Federal Home Loan Mortgage Corp.,
             7.0%, 2/1/31                                                471,405
   1,244,651 Federal Home Loan Mortgage Corp.,
             6.5%, 4/1/31                                              1,227,351
     385,607 Federal Home Loan Mortgage Corp.,
             6.5%, 3/1/29                                                381,574
     250,563 Federal Home Loan Mortgage Corp.,
             7.0%, 4/1/30                                                252,327
     500,000 Federal Home Loan Mortgage Corp.
             Remic 2106 K, 6.0%, 4/15/25                                 471,780
      83,322 Federal Home Loan Mortgage Corp.
             Remic g 31K, 6.5%, 10/25/14                                  84,931
     300,000 Federal National Mortgage Association,
             7.0%, TBA 30 YRS                                            301,590
     300,000 Federal National Mortgage Association,
             6.5%, 7/16/07                                               310,629
     954,304 Federal National Mortgage Association,
             7.0%, 9/1/30                                                960,555
     249,659 Federal National Mortgage Association,
             7.0%, 5/1/31                                                251,217
     426,404 Federal National Mortgage Association,
             7.0%, 1/1/29                                                429,065
     737,140 Federal National Mortgage Association,
             6.5%, 11/1/28                                               728,147
     500,000 Federal National Mortgage Association,
             6.5%, 5/15/26                                               492,335
     820,093 Government National Mortgage Association I,
             7.0%, 11/15/30                                              828,720
     497,684 Government National Mortgage Association I,
             7.0%, 12/15/30                                              502,920
     459,417 Government National Mortgage Association II,
             6.5%, 12/20/28                                              453,913
     288,020 Government National Mortgage Association II,
             7.0%, 1/20/31                                               289,970
     287,491 Government National Mortgage Association II,
             7.0%, 2/20/31                                               289,437
      94,938 Government National Mortgage Association II,
             7.5%, 8/20/27                                                97,133
  $   23,189 Government National Mortgage Association II,
             8.0%, 8/20/25                                           $    24,062
     405,950 Government National Mortgage Association,
             7.0%, 11/15/28                                              410,346
     117,846 Government National Mortgage Association,
             7.0%, 12/15/30                                              119,086
     422,960 Government National Mortgage Association,
             7.5%, 11/15/29                                              434,194
     498,922 Government National Mortgage Association,
             6.5%, 3/15/31                                               494,507
     399,193 Government National Mortgage Association,
             6.5%, 4/15/31                                               395,661
     496,101 Government National Mortgage Association,
             7.0%, 5/15/31                                               501,320
     235,692 Government National Mortgage Association,
             6.5%, 6/15/28                                               233,752
     412,164 Government National Mortgage Association,
             6.5%, 8/15/28                                               408,771
     150,446 Government National Mortgage Association,
             7.0%, 1/15/26                                               152,593
     139,532 Government National Mortgage Association,
             7.0%, 12/15/25                                              141,524
     356,466 Government National Mortgage Association,
             7.0%, 2/15/28                                               360,327
     368,056 Government National Mortgage Association,
             7.0%, 2/15/31                                               371,928
   1,030,804 Government National Mortgage Association,
             7.0%, 2/20/29                                             1,038,102
     321,294 Government National Mortgage Association,
             7.0%, 3/15/28                                               324,774
     422,090 Government National Mortgage Association,
             7.0%, 6/15/29                                               426,530
     231,129 Government National Mortgage Association,
             7.0%, 7/15/26                                               234,138
     221,245 Government National Mortgage Association,
             7.0%, 7/15/29                                               223,572
     234,636 Government National Mortgage Association,
             7.0%, 9/15/27                                               237,398
      70,966 Government National Mortgage Association,
             7.5%, 10/15/22                                               73,161
     319,576 Government National Mortgage Association,
             7.5%, 10/15/29                                              328,064
      15,556 Government National Mortgage Association,
             7.5%, 6/15/23                                                16,033
      14,817 Government National Mortgage Association,
             7.5%, 8/15/23                                                15,271
     373,370 Government National Mortgage Association,
             7.5%, 8/15/29                                               383,286
     210,337 Government National Mortgage Association,
             7.5%, 8/15/29                                               215,923
     161,782 Government National Mortgage Association,
             8.0%, 2/15/08                                               168,683

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
      AMOUNT                                                               VALUE
  $  500,000 Government National Mortgage Association,
             Remic Series 1998-21, 6.5%, 10/20/11                    $   509,850
     376,962 Government National Mortgage Association,
             7.0%, 4/15/28                                               381,044
     186,605 Government National Mortgage Association,
             6.5%, 3/15/26                                               185,478
      50,000 Private Export Funding, 7.3%, 1/31/02                        50,887
     300,000 Tennessee Valley Authority, 6.75%,
             6/1/28                                                      299,640
     950,000 Tennessee Valley Authority, Global Bond,
             6.375%, 6/15/05                                             979,137
   1,400,000 U.S. Treasury Bonds, 6.25%, 8/15/23                       1,457,526
   2,450,000 U.S. Treasury Bonds, 7.25%, 5/15/16                       2,793,490
   4,350,000 U.S. Treasury Notes, 6.5%, 2/15/10                        4,673,334
   1,000,000 U.S. Treasury Notes, 6.625%, 5/15/07                      1,073,370
                                                                     -----------
             TOTAL GOVERNMENT SECURITY                               $31,303,420
                                                                     -----------
             TOTAL U.S. GOVERNMENT AND
             AGENCY OBLIGATIONS
             (Cost $31,277,172)                                      $31,303,420
                                                                     ===========

             TEMPORARY CASH INVESTMENT - 2.5%
             REPURCHASE AGREEMENT - 2.5%
     800,000 Credit Suisse First Boston Group, Inc.,
             3.95%, dated 6/29/01, repurchase price of
             $800,000 plus accrued interest on 7/2/01,
             collateralized by $829,000 U.S. Treasury
             Notes, 3.51%, 12/13/01                                  $   800,000
                                                                     -----------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $800,000)                                         $   800,000
                                                                     -----------
             TOTAL INVESTMENT IN SECURITIES AND
             TEMPORARY CASH INVESTMENT
             (Cost $32,077,172)                                      $32,103,420
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER MONEY MARKET VCT PORTFOLIO

   PRINCIPAL
      AMOUNT                                                               VALUE
             U.S. GOVERNMENT AGENCY
             OBLIGATIONS - 5.9%
$  940,000   Federal Home Loan Mortgage Corporation,
             4.56%, 7/11/01                                          $   938,810
 1,450,000   Federal Home Loan Mortgage Corporation,
             4.43%, 8/10/01                                            1,442,863
                                                                     -----------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost $2,381,673)                                       $ 2,381,673
                                                                     -----------

             COMMERCIAL PAPER - 79.8%
$1,500,000   American General Finance Corp.,
             4.12%, 7/2/01                                           $ 1,499,829
 1,500,000   American Express Credit Corp.,
             3.72%, 9/28/01                                            1,486,205
 1,000,000   Bell South Capital Funding Corp.,
             3.60%, 8/16/01                                              995,400
 1,150,000   Citicorp Inc., 3.74%,8/21/01                              1,143,907
 1,000,000   The Coca-Cola Co., 3.77%, 8/31/01                           993,612
 1,000,000   Colgate Palmolive Inc., 3.75%, 8/3/01                       996,563
 1,000,000   Dupont (E.I.) De Nemours & Co.,
             3.91%, 7/20/01                                              997,936
 1,500,000   Federal National Mortgage Association,
             3.60%, 9/20/01                                            1,487,850
 1,100,000   FMCC, 3.87%, 7/30/01                                      1,096,571
 1,220,000   General Electric Capital Corp., 4.81%,
             7/6/01                                                    1,219,185
 1,000,000   Gannett Co., 3.95%, 7/13/01                                 998,683
 1,200,000   General Motors Acceptance Corp.,
             3.87%, 8/7/01                                             1,195,227
 1,330,000   Household Finance Corp., 4.59%,7/9/01                     1,328,644
 1,500,000   IBM Credit Corp., 3.60%, 7/23/01                          1,496,700
 1,500,000   Minnesota Mining & Manufacturing
             Inc., 3.58%, 8/24/01                                      1,491,945
 1,000,000   National Rural Utilities Cooperative
             Finance Corp., 3.92%, 7/12/01                               998,802
 1,200,000   Paccar Financial Corp., 3.75%, 9/6/01                     1,191,625
 1,500,000   Pfizer Inc., 3.85%, 7/19/01                               1,497,113
 1,487,000   Prudential Funding Corp., 3.83%, 7/5/01 1,486,367
 1,515,000   SBC Communications Inc., 3.89%,
             7/10/01                                                   1,513,527
   950,000   Schering Corp., 3.92%, 7/24/01                              947,621
 1,552,000   Texaco Corp., 3.75%, 8/30/01                              1,539,361
 1,000,000   Verizon Communications Inc., 3.65%,
             8/20/01                                                     994,931
 1,500,000   Wal-Mart Inc., 3.67%, 7/31/01                             1,495,488
 1,100,000   Walt Disney Co., 3.87%, 9/7/01                            1,091,959
 1,200,000   Wells Fargo & Co., 3.83%, 9/27/01                         1,188,765
                                                                     -----------
             TOTAL COMMERCIAL PAPER
             (Cost 32,373,816)                                       $32,373,816
                                                                     -----------

             REPURCHASE AGREEMENT - 14.3%
  5,800,000  Credit Suisse First Boston Group, Inc., 3.95%, dated
             6/29/01, repurchase price of $5,800,000 plus
             accrued interest on 7/2/01, collateralized by
             $6,014,000 U.S. Treasury Notes, 3.51%,
             12/13/01
             TOTAL REPURCHASE AGREEMENT
             (Cost $5,800,000)                                       $ 5,800,000
                                                                     -----------
             TOTAL INVESTMENT IN SECURITIES - 100.0%
             (Cost $40,555,489)                                      $40,555,489
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 6/30/01

                                                                        SIX MONTHS
                                                                           ENDED
                                                                          6/30/01       YEAR ENDED     YEAR ENDED   10/30/98 TO
CLASS I                                                                 (UNAUDITED)      12/31/00       12/31/99     12/31/98
Net asset value, beginning of period                                      $12.10         $ 18.75        $10.49      $  10.00
                                                                          ------         -------        ------      --------
Increase (decrease) from investment operations:
  Net investment income (loss)                                            $ 0.09         $ (0.12)       $(0.03)     $   0.00(b)
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                  (0.64)          (6.20)         8.29          0.49
                                                                          ------         -------        ------      --------
    Net increase (decrease) from investment operations                    $(0.55)        $ (6.32)       $ 8.26      $   0.49
Distributions to shareowners:
  Net realized gain                                                           --           (0.33)           --            --
                                                                          ------         -------        ------      --------
Net increase (decrease) in net asset value                                $ (.55)        $ (6.65)       $ 8.26      $   0.49
                                                                          ------         -------        ------      --------
Net asset value, end of period                                            $11.55         $ 12.10        $18.75      $  10.49
                                                                          ======         =======        ======      ========
Total return*                                                              (4.55)%        (34.20)%       78.74%         4.90%
Ratio of net expenses to average net assets+                                1.72%**         1.79%         1.88%         1.75%**
Ratio of net investment income (loss) to average net assets+                1.48%**        (0.59)%       (0.74)%        0.01%**
Portfolio turnover rate                                                      177%**          156%          144%           60%**
Net assets, end of period (in thousands)                                  $8,119         $ 9,446        $9,679      $    133
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                              3.60%**         2.45%         6.56%       104.83%**
  Net investment loss                                                      (0.40)%**       (1.25)%       (5.42)%     (103.09)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                              1.72%**         1.75%         1.75%         1.75%**
  Net investment income (loss)                                              1.48%**        (0.55)%       (0.61)%       (0.01)%**

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO(a)

                                                                5/1/01 TO
                                                                 6/30/01
CLASS I                                                        (UNAUDITED)
Net asset value, beginning of period                             $ 10.00
                                                                 -------
Increase from investment operations:
  Net investment income                                          $  0.03
  Net realized and unrealized gain on investments                   0.36
                                                                 -------
    Net increase from investment operations                      $  0.39
                                                                 -------
Net increase in net asset value                                  $  0.39
                                                                 -------
Net asset value, end of period                                   $ 10.39
                                                                 =======
Total return*                                                       3.90%
Ratio of net expenses to average net assets+                        1.25%**
Ratio of net investment income to average net assets+               1.72%**
Portfolio turnover rate                                               88%**
Net assets, end of period (in thousands)                         $   110
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
  Net expenses                                                     85.93%**
  Net investment loss                                             (82.96)%**

(a) Shares of Pioneer Global Financials VCT Portfolio were first publicly offered on May 1, 2001.
(b)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO(a)

                                                                5/1/01 TO
                                                                 6/30/01
CLASS I                                                        (UNAUDITED)
Net asset value, beginning of period                             $ 10.00
                                                                 -------
Increase from investment operations:
  Net investment loss                                            $ (0.01)
  Net realized and unrealized gain on investments and
    foreign currency transactions                                   0.58
                                                                 -------
    Net increase from investment operations                      $  0.57
                                                                 -------
Net increase in net asset value                                  $  0.57
                                                                 -------
Net asset value, end of period                                   $ 10.57
                                                                 =======
Total return*                                                       5.70%
Ratio of net expenses to average net assets                         1.24%**
Ratio of net investment loss to average net assets                 (0.39)%**
Portfolio turnover rate                                               36%**
Net assets, end of period (in thousands)                         $   115
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM:
  Net expenses                                                     84.07%**
  Net investment loss                                             (83.22)%**

PIONEER GLOBAL TELECOMS VCT PORTFOLIO(a)

                                                               5/1/01 TO
                                                                6/30/01
CLASS I                                                       (UNAUDITED)
Net asset value, beginning of period                            $ 10.00
                                                                -------
Decrease from investment operations:
  Net investment loss                                           $ (0.00)(b)
  Net realized and unrealized loss on investments and
    foreign currency transactions                                 (1.48)
                                                                -------
    Net decrease from investment operations                     $ (1.48)
                                                                -------
Net decrease in net asset value                                 $ (1.48)
                                                                -------
Net asset value, end of period                                  $  8.52
                                                                =======
Total return*                                                    (14.80)%
Ratio of net expenses to average net assets                        1.25%**
Ratio of net investment loss to average net assets                (0.03)%**
Portfolio turnover rate                                              36%**
Net assets, end of period (in thousands)                        $    90
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM:
  Net expenses                                                    96.84%**
  Net investment loss                                            (95.62)%**

(a) Shares of Pioneer Global Health Care and Global Telecoms VCT Portfolios were first publicly offered on May 1, 2001.
(b)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE SELECT VCT PORTFOLIO(a)

                                                                5/1/01 TO
                                                                 6/30/01
CLASS I                                                        (UNAUDITED)
Net asset value, beginning of period                             $ 10.00
                                                                 -------
Decrease from investment operations:
  Net investment income                                          $  0.08
  Net realized and unrealized loss on investments and
    foreign currency transactions                                  (0.36)
                                                                 -------
    Net decrease from investment operations                      $ (0.28)
                                                                 -------
Net decrease in net asset value                                  $ (0.28)
                                                                 -------
Net asset value, end of period                                   $ 9.72
                                                                 ======
Total return*                                                      (2.80)%
Ratio of net expenses to average net assets                         1.50%**
Ratio of net investment income to average net assets                3.94%**
Portfolio turnover rate                                              215%**
Net assets, end of period (in thousands)                         $   103
Ratios assuming no waiver of management fees and assumption
    of expenses by PIM:
  Net expenses                                                     68.74%**
  Net investment loss                                             (63.30)%**

PIONEER EUROPE VCT PORTFOLIO

                                                                  SIX MONTHS
                                                                 ENDED 6/30/01     YEAR ENDED     YEAR ENDED     10/30/98 TO
CLASS I                                                           (UNAUDITED)       12/31/00       12/31/99        12/31/98
Net asset value, beginning of period                                $ 11.07          $ 13.61        $ 10.60        $ 10.00
                                                                    -------          -------        -------        -------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $  0.05          $ (0.06)       $  0.05        $    --
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions               (2.26)           (2.45)          2.97           0.60
                                                                    -------          -------        -------        -------
    Net increase (decrease) from investment operations              $ (2.21)         $ (2.51)       $  3.02        $  0.60
Distributions to shareowners:
  Net income                                                          (0.15)           (0.02)            --             --
  Net realized gain                                                      --            (0.01)         (0.01)            --
                                                                    -------          -------        -------        -------
Net increase (decrease) in net asset value                          $ (2.36)         $ (2.54)       $  3.01        $  0.60
                                                                    -------          -------        -------        -------
Net asset value, end of period                                      $  8.71          $ 11.07        $ 13.61        $ 10.60
                                                                    =======          =======        =======        =======
Total return*                                                        (20.00)%         (18.46)%        28.47%          6.00%
Ratio of net expenses to average net assets+                           1.50%**          1.48%          1.53%          1.50%**
Ratio of net investment income (loss) to average net assets+           0.96%**         (0.28)%         0.56%          0.00%**
Portfolio turnover rate                                                  76%**            92%            60%             6%**
Net assets, end of period (in thousands)                            $14,559          $18,474        $12,735        $ 1,620
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         1.76%**          1.55%          2.58%         16.56%**
  Net investment income (loss)                                         0.70%**         (0.35)%        (0.49)%       (15.06)%**
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         1.50%**          1.48%          1.50%          1.50%**
  Net investment income (loss)                                         0.96%**         (0.28)%         0.60%          0.00%**

(a) Shares of Pioneer Europe Select VCT Portfolio were first publicly offered on May 1, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

                                                            SIX MONTHS
                                                               ENDED
                                                              6/30/01     YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
CLASS I                                                     (UNAUDITED)    12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
Net asset value, beginning of period                          $ 11.83      $ 15.38     $ 10.79     $ 12.23     $ 11.83     $ 10.93
                                                              -------      -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment income                                       $  0.03      $  0.01     $  0.07     $  0.09     $  0.06     $  0.05
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                           (2.01)       (3.45)       4.67       (0.45)       0.53        0.88
                                                              -------      -------     -------     -------     -------     -------
    Net increase (decrease) from investment operations        $ (1.98)     $ (3.44)    $  4.74     $ (0.36)    $  0.59     $  0.93
Distributions to shareowners:
  Net investment income                                         (0.02)       (0.11)      (0.15)      (0.19)      (0.03)         --
  Net realized gain                                                --           --          --       (0.89)      (0.16)      (0.03)
                                                              -------      -------     -------     -------     -------     -------
    Net increase (decrease) in net asset value                $ (2.00)     $ (3.55)    $  4.59     $ (1.44)    $  0.40     $  0.90
                                                              -------      -------     -------     -------     -------     -------
Net asset value, end of period                                $  9.83      $ 11.83     $ 15.38     $ 10.79     $ 12.23     $ 11.83
                                                              =======      =======     =======     =======     =======     =======
Total return*                                                  (16.71)%     (22.50)%     44.38%      (3.32)%      4.87%       8.54%
Ratio of net expenses to average net assets+                     1.36%**      1.25%       1.22%       1.44%       1.49%       1.52%
Ratio of net investment income to average net assets+            0.59%**      0.10%       0.01%       1.00%       0.78%       0.78%
Portfolio turnover rate                                            39%**        55%         90%        113%        133%        115%
Net assets, end of period (in thousands)                      $37,675      $48,380     $69,192     $51,525     $49,412     $24,770
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                   1.36%**      1.25%       1.22%       1.47%       1.71%       3.04%
  Net investment income (loss)                                   0.59%**      0.10%       0.01%       0.97%       0.56%      (0.74)%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                   1.36%**      1.25%       1.22%       1.43%       1.48%       1.50%
  Net investment income                                          0.59%**      0.10%       0.01%       1.01%       0.79%       0.80%

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO

                                                               SIX MONTHS
                                                                  ENDED          5/1/00
                                                                 6/30/01           TO
CLASS I                                                        (UNAUDITED)      12/31/00
Net asset value, beginning of period                             $ 7.48          $10.00
                                                                 ------          ------
Decrease from investment operations:
  Net investment loss                                            $(0.03)         $(0.04)
  Net realized and unrealized loss on investments                 (1.51)          (2.48)
                                                                 ------          ------
    Net decrease from investment operations                      $(1.54)         $(2.52)
                                                                 ------          ------
Net decrease in net asset value                                  $(1.54)         $(2.52)
                                                                 ------          ------
Net asset value, end of period                                   $ 5.94          $ 7.48
                                                                 ======          ======
Total return*                                                    (20.59)%        (25.20)%
Ratio of net expenses to average net assets                        1.25%**         1.25%**
Ratio of net investment loss to average net assets                (0.97)%**       (0.84)%**
Portfolio turnover rate                                              68%**          932%**
Net assets, end of period (in thousands)                         $6,984          $7,845
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM:
  Net expenses                                                     2.08%**         2.11%**
  Net investment loss                                             (1.80)%**       (1.70)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO(a)

                                                               1/19/01 TO
                                                                 6/30/01
CLASS I                                                        (UNAUDITED)
Net asset value, beginning of period                             $10.00
                                                                 ------
Increase from investment operations:
  Net investment income                                          $ 0.02
  Net realized and unrealized gain on investments                  1.70
                                                                 ------
    Net increase from investment operations                      $ 1.72
                                                                 ------
Net increase in net asset value                                  $ 1.72
                                                                 ------
Net asset value, end of period                                   $11.72
                                                                 ======
Total return*                                                     17.20%
Ratio of net expenses to average net assets                        1.24%**
Ratio of net investment income to average net assets               0.61%**
Portfolio turnover rate                                              34%**
Net assets, end of period (in thousands)                         $1,135
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM:
  Net expenses                                                    11.26%**
  Net investment loss                                             (9.41)%**

PIONEER MID-CAP VALUE VCT PORTFOLIO

                                                            SIX MONTHS
                                                               ENDED
                                                              6/30/01     YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
CLASS I                                                     (UNAUDITED)    12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
Net asset value, beginning of period                         $  17.79      $  16.26    $  14.49    $  16.15    $  13.05     $ 11.57
                                                             --------      --------    --------    --------    --------     -------
Increase (decrease) from investment operations:
  Net investment income                                      $   0.04      $   0.13    $   0.13    $   0.12    $   0.12     $  0.03
  Net realized and unrealized gain (loss) on investments         1.37          2.62        1.77       (0.65)       3.09        1.71
                                                             --------      --------    --------    --------    --------     -------
    Net increase (decrease) from investment operations       $   1.41      $   2.75    $   1.90    $  (0.53)   $   3.21     $  1.74
Distributions to shareowners:
  Net investment income                                         (0.10)        (0.13)      (0.13)      (0.10)         --       (0.03)
  Net realized gain                                             (1.47)        (1.09)         --       (1.03)      (0.11)      (0.23)
                                                             --------      --------    --------    --------    --------     -------
Net increase (decrease) in net asset value                   $  (0.16)     $   1.53    $   1.77    $  (1.66)   $   3.10     $  1.48
                                                             --------      --------    --------    --------    --------     -------
Net asset value, end of period                               $  17.63      $  17.79    $  16.26    $  14.49    $  16.15     $ 13.05
                                                             ========      ========    ========    ========    ========     =======
Total return*                                                    8.21%        18.00%      13.13%      (4.02)%     24.69%      15.03%
Ratio of net expenses to average net assets+                     0.77%**       0.77%       0.76%       0.74%       0.80%       0.93%
Ratio of net investment income to average net assets+            0.51%**       0.63%       0.77%       0.90%       1.02%       0.37%
Portfolio turnover rate                                           106%**         85%         91%         81%         50%         41%
Net assets, end of period (in thousands)                     $126,430      $111,466    $120,526    $113,359    $105,476     $48,572
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                   0.77%**       0.77%       0.76%       0.74%       0.80%       0.95%
  Net investment income                                          0.51%**       0.63%       0.77%       0.90%       1.02%       0.35%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                   0.77%**       0.77%       0.76%       0.74%       0.79%       0.92%
  Net investment income                                          0.51%**       0.63%       0.77%       0.90%       1.03%       0.38%

(a) Shares of Pioneer Small Company VCT Portfolio were first publicly offered on January 19, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO

                                                                  SIX MONTHS
                                                                    ENDED
                                                                   6/30/01     YEAR ENDED   YEAR ENDED   YEAR ENDED    10/31/97 TO
CLASS I                                                          (UNAUDITED)    12/31/00     12/31/99     12/31/98      12/31/97
Net asset value, beginning of period                               $ 18.39      $  21.92     $  20.34     $ 15.34        $15.00
                                                                   -------      --------     --------     -------        ------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $  0.01      $  (0.03)    $  (0.02)    $  0.00(a)     $ 0.01
  Net realized and unrealized gain (loss) on investments
    and futures contracts                                            (1.65)        (1.91)        1.64        5.00          0.33
                                                                   -------      --------     --------     -------        ------
    Net increase (decrease) from investment operations             $ (1.64)     $  (1.94)    $   1.62     $  5.00        $ 0.34
Distributions to shareowners:
  Net investment income                                                 --            --        (0.01)      (0.00)(a)        --
  Net realized gain                                                     --         (1.59)       (0.03)         --            --
                                                                   -------      --------     --------     -------        ------
Net increase (decrease) in net asset value                         $ (1.64)     $  (3.53)    $   1.58     $  5.00        $ 0.34
                                                                   -------      --------     --------     -------        ------
Net asset value, end of period                                     $ 16.75      $  18.39     $  21.92     $ 20.34        $15.34
                                                                   =======      ========     ========     =======        ======
Total return*                                                        (8.92)%       (7.88)%       7.93%      32.60%         2.27%
Ratio of net expenses to average net assets+                          0.77%**       0.73%        0.76%       0.88%         1.25%**
Ratio of net investment income (loss) to average net assets+          0.06%**      (0.11)%      (0.08)%      0.08%         0.60%**
Portfolio turnover rate                                                131%**         95%          47%         28%           16%**
Net assets, end of period (in thousands)                           $89,347      $105,855     $162,730     $85,670        $4,646
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        0.77%**       0.73%        0.76%       0.92%         6.57%
  Net investment income (loss)                                        0.06%**      (0.11)%      (0.08)%      0.04%         4.72%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                        0.77%**       0.73%        0.76%       0.88%         1.25%**
  Net investment income (loss)                                        0.06%**      (0.11)%      (0.08)%      0.08%         0.60%**

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

                                                            SIX MONTHS
                                                               ENDED
                                                              6/30/01     YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
CLASS I                                                     (UNAUDITED)    12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
Net asset value, beginning of period                          $ 14.42      $ 11.73     $ 13.07     $ 16.90     $ 14.46     $ 11.23
                                                              -------      -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment income                                       $  0.34      $  0.71     $  0.66     $  0.60     $  0.47     $  0.54
  Net realized and unrealized gain (loss) on investments         0.49         2.67       (1.20)      (3.72)       2.54        3.34
                                                              -------      -------     -------     -------     -------     -------
    Net increase (decrease) from investment operations        $  0.83      $  3.38     $ (0.54)    $ (3.12)    $  3.01     $  3.88
Distributions to shareowners:
  Net investment income                                         (0.36)       (0.59)      (0.60)      (0.56)      (0.45)      (0.53)
  Net realized gain                                                --           --       (0.12)      (0.15)      (0.12)      (0.12)
  Tax return of capital                                            --        (0.10)      (0.08)         --          --          --
                                                              -------      -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                    $  0.47      $  2.69     $ (1.34)    $ (3.83)    $  2.44     $  3.23
                                                              -------      -------     -------     -------     -------     -------
Net asset value, end of period                                $ 14.89      $ 14.42     $ 11.73     $ 13.07     $ 16.90     $ 14.46
                                                              =======      =======     =======     =======     =======     =======
Total return*                                                    5.90%       29.51%      (4.17)%    (18.74)%     21.16%      35.73%
Ratio of net expenses to average net assets+                     1.09%**      1.10%       1.15%       1.19%       1.25%       1.34%
Ratio of net investment income to average net assets+            4.81%**      5.02%       5.07%       4.06%       3.16%       4.63%
Portfolio turnover rate                                            21%**        31%         54%         18%         28%         41%
Net assets, end of period (in thousands)                      $32,734      $32,982     $28,318     $35,579     $42,187     $11,115
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                   1.09%**      1.10%       1.30%       1.20%       1.37%       3.35%
  Net investment income                                          4.81%**      5.02%       4.92%       4.05%       3.04%       2.62%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                   1.09%**      1.10%       1.14%       1.19%       1.24%       1.24%
  Net investment income                                          4.81%**      5.02%       5.08%       4.06%       3.17%       4.73%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

                                                                 SIX MONTHS
                                                                    ENDED
                                                                   6/30/01     YEAR ENDED  YEAR ENDED  YEAR ENDED  10/31/97 TO
CLASS I                                                          (UNAUDITED)    12/31/00    12/31/99    12/31/98     12/31/97
Net asset value, beginning of period                              $  22.67      $  22.70    $  19.76     $ 15.80     $15.00
                                                                  --------      --------    --------     -------     ------
Increase (decrease) from investment operations:
  Net investment income                                           $   0.09      $   0.18    $   0.16     $  0.15     $ 0.01
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                (1.31)         0.10        2.97        3.96       0.80
                                                                  --------      --------    --------     -------     ------
    Net increase (decrease) from investment operations            $  (1.22)     $   0.28    $   3.13     $  4.11     $ 0.81
Distributions to shareowners:
  Net investment income                                              (0.09)        (0.18)      (0.17)      (0.15)     (0.01)
  Net realized gain                                                  (1.02)        (0.13)      (0.02)         --         --
                                                                  --------      --------    --------     -------     ------
Net increase (decrease) in net asset value                        $  (2.33)     $  (0.03)   $   2.94     $  3.96     $ 0.80
                                                                  --------      --------    --------     -------     ------
Net asset value, end of period                                    $  20.34      $  22.67    $  22.70     $ 19.76     $15.80
                                                                  ========      ========    ========     =======     ======
Total return*                                                        (5.38)%        1.22%      15.91%      26.12%      5.43%
Ratio of net expenses to average net assets+                          0.70%**       0.69%       0.70%       0.86%      1.25%**
Ratio of net investment income to average net assets+                 0.81%**       0.78%       0.82%       0.97%      1.07%**
Portfolio turnover rate                                                  8%**         37%          8%          4%        --
Net assets, end of period (in thousands)                          $213,101      $222,107    $204,927     $89,860     $4,493
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        0.70%**       0.69%       0.70%       0.87%      5.30%**
  Net investment income (loss)                                        0.81%**       0.78%       0.82%       0.96%     (2.98)%**
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                        0.70%**       0.69%       0.70%       0.86%      1.25%**
  Net investment income                                               0.81%**       0.78%       0.82%       0.97%      1.07%**

PIONEER EQUITY-INCOME VCT PORTFOLIO

                                                           SIX MONTHS
                                                              ENDED
                                                             6/30/01     YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
CLASS I                                                    (UNAUDITED)    12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
Net asset value, beginning of period                        $  21.28      $  20.72    $  21.44    $  18.14    $  13.73    $ 12.17
                                                            --------      --------    --------    --------    --------    -------
Increase (decrease) from investment operations:
  Net investment income                                     $   0.21      $   0.51    $   0.42    $   0.39    $   0.35    $  0.29
  Net realized and unrealized gain (loss) on investments       (1.07)         2.28       (1.15)       3.52        4.44       1.54
                                                            --------      --------    --------    --------    --------    -------
    Net increase (decrease) from investment operations      $  (0.86)     $   2.79    $   0.27    $   3.91    $   4.79    $  1.83
Distributions to shareowners:
  Net investment income                                        (0.20)        (0.49)      (0.41)      (0.39)      (0.37)     (0.27)
  Net realized gain                                            (1.06)        (1.74)      (0.58)      (0.22)      (0.01)        --
                                                            --------      --------    --------    --------    --------    -------
Net increase (decrease) in net asset value                  $  (2.12)     $   0.56    $  (0.72)   $   3.30    $   4.41    $  1.56
                                                            --------      --------    --------    --------    --------    -------
Net asset value, end of period                              $  19.16      $  21.28    $  20.72    $  21.44    $  18.14    $ 13.73
                                                            --------      --------    --------    --------    --------    -------
Total return*                                                  (3.93)%       14.85%       1.21%      21.80%      35.23%     15.19%
Ratio of net expenses to average net assets+                    0.73%**       0.71%       0.70%       0.71%       0.77%      0.96%
Ratio of net investment income to average net assets+           2.07%**       2.40%       1.97%       2.04%       2.31%      2.67%
Portfolio turnover rate                                            8%**         13%         23%         19%         15%        18%
Net assets, end of period (in thousands)                    $169,221      $181,920    $226,379    $203,976    $124,213    $46,871
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                  0.73%**       0.71%       0.70%       0.71%       0.77%      0.98%
  Net investment income                                         2.07%**       2.40%       1.97%       2.04%       2.31%      2.65%
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                  0.73%**       0.71%       0.70%       0.71%       0.77%      0.95%
  Net investment income                                         2.07%**       2.40%       1.97%       2.04%       2.31%      2.68%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO

                                                           SIX MONTHS
                                                              ENDED
                                                             6/30/01     YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
CLASS I                                                    (UNAUDITED)    12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
Net asset value, beginning of period                         $ 14.60       $ 14.31     $ 14.47     $ 14.99     $ 13.19     $ 11.87
                                                             -------       -------     -------     -------     -------     -------
Increase from investment operations:
  Net investment income                                      $  0.21       $  0.48     $  0.51     $  0.42     $  0.36     $  0.29
  Net realized and unrealized gain (loss) on investments
    and futures contracts                                      (0.12)         0.29       (0.16)       0.00        1.94        1.39
                                                             -------       -------     -------     -------     -------     -------
    Net increase from investment operations                  $  0.09       $  0.77     $  0.35     $  0.42     $  2.30     $  1.68
Distributions to shareowners:
  Net investment income                                        (0.22)        (0.48)      (0.51)      (0.42)      (0.36)      (0.29)
  Net realized gain                                               --            --          --       (0.52)      (0.14)      (0.07)
                                                             -------       -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (0.13)      $  0.29     $ (0.16)    $ (0.52)    $  1.80     $ 1.32
                                                             -------       -------     -------     -------     -------     -------
Net asset value, end of period                               $ 14.47       $ 14.60     $ 14.31     $ 14.47     $ 14.99     $ 13.19
                                                             =======       =======     =======     =======     =======     =======
Total return*                                                   0.65%         5.45%       2.53%       2.64%      17.62%      14.26%
Ratio of net expenses to average net assets+                    0.75%**       0.82%       0.78%       0.80%       0.96%       1.20%
Ratio of net investment income to average net assets+           2.86%**       3.21%       3.58%       2.93%       2.63%       2.83%
Portfolio turnover rate                                          160%**         15%         59%        104%         63%         74%
Net assets, end of period (in thousands)                     $59,359       $59,545     $72,669     $66,930     $44,008     $16,783
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                  0.75%**       0.82%       0.78%       0.80%       0.96%       1.58%
  Net investment income                                         2.86%**       3.21%       3.58%       2.93%       2.63%       2.45%
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                  0.75%**       0.82%       0.77%       0.80%       0.95%       1.15%
  Net investment income                                         2.86%**       3.21%       3.59%       2.93%       2.64%       2.88%

PIONEER HIGH YIELD VCT PORTFOLIO

                                                            SIX MONTHS
                                                               ENDED            5/1/00
                                                              6/30/01             TO
CLASS I                                                     (UNAUDITED)        12/31/00
Net asset value, beginning of period                          $  9.82           $10.00
                                                              -------           ------
Increase from investment operations:
  Net investment income                                       $  0.49           $ 0.61
  Net realized and unrealized gain (loss) on investments         0.63            (0.18)
                                                              -------           ------
    Net increase from investment operations                   $  1.12           $ 0.43
Distributions to shareowners:
  Net investment income                                         (0.49)           (0.61)
  Net realized gain                                             (0.11)              --
                                                              -------           ------
Net increase (decrease) in net asset value                    $  0.52           $(0.18)
                                                              -------           ------
Net asset value, end of period                                $ 10.34           $ 9.82
                                                              =======           ======
Total return*                                                   11.59%            4.12%
Ratio of net expenses to average net assets                      1.22%**          1.25%**
Ratio of net investment income to average net assets             9.58%**          9.18%**
Portfolio turnover rate                                            58%**            33%**
Net assets, end of period (in thousands)                      $14,806           $6,849
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM:
  Net expenses                                                   1.49%**          2.35%**
  Net investment income                                          9.31%**          8.08%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO

                                                            SIX MONTHS
                                                               ENDED
                                                             6/30/01        YEAR ENDED    7/29/99 TO
CLASS I                                                     (UNAUDITED)      12/31/00      12/31/99
Net asset value, beginning of period                          $ 9.43          $ 9.75        $10.00
                                                              ------          ------        ------
Increase from investment operations:
  Net investment income                                       $ 0.36          $ 0.73        $ 0.28
  Net realized and unrealized loss on investments and
    foreign currency transactions                              (0.01)          (0.32)        (0.21)
                                                              ------          ------        ------
    Net increase from investment operations                   $ 0.35          $ 0.41        $ 0.07
Distributions to shareowners:
  Net investment income                                        (0.37)          (0.73)        (0.28)
  Tax return of capital                                           --              --         (0.04)
                                                              ------          ------        ------
Net decrease in net asset value                               $(0.02)         $(0.32)       $(0.25)
                                                              ------          ------        ------
Net asset value, end of period                                $ 9.41          $ 9.43        $ 9.75
                                                              ======          ======        ======
Total return*                                                   3.68%           4.51%         0.70%
Ratio of net expenses to average net assets+                    1.10%**         1.30%         1.54%**
Ratio of net investment income to average net assets+           7.46%**         7.53%         6.46%**
Portfolio turnover rate                                           69%**           54%           49%**
Net assets, end of period (in thousands)                      $6,390          $3,265        $1,244
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                  2.58%**         2.97%         8.68%**
  Net investment income (loss)                                  5.98%**         5.86%        (0.68)%**
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                  1.10%**         1.25%         1.25%**
  Net investment income                                         7.46%**         7.58%         6.75%**

PIONEER SWISS FRANC BOND VCT PORTFOLIO

                                                           SIX MONTHS
                                                             ENDED
                                                            6/30/01     YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
CLASS I                                                   (UNAUDITED)    12/31/00    12/31/99    12/31/98     12/31/97    12/31/96
Net asset value, beginning of period                        $ 11.37       $ 11.35     $ 13.22     $ 12.50      $ 13.42     $ 15.06
                                                            -------       -------     -------     -------      -------     -------
Increase (decrease) from investment operations:
  Net investment income                                     $  0.10       $  0.34     $  0.38     $  0.36      $  0.30     $  0.14
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                         (1.05)        (0.32)      (2.18)       0.82        (1.22)      (1.78)
                                                            -------       -------     -------     -------      -------     -------
    Net increase (decrease) from investment operations      $ (0.95)      $  0.02     $ (1.80)    $  1.18      $ (0.92)    $ (1.64)
Distributions to shareowners:
  Net investment income                                          --            --          --       (0.46)          --          --
  Tax return of capital                                          --            --       (0.07)         --           --          --
                                                            -------       -------     -------     -------      -------     -------
Net increase (decrease) in net asset value                  $ (0.95)      $  0.02     $ (1.87)    $  0.72      $ (0.92)    $ (1.64)
                                                            -------       -------     -------     -------      -------     -------
Net asset value, end of period                              $ 10.42       $ 11.37     $ 11.35     $ 13.22      $ 12.50     $ 13.42
                                                            =======       =======     =======     =======      =======     =======
Total return*                                                 (8.36)%        0.18%     (13.59)%      9.48%       (6.92)%    (10.88)%
Ratio of net expenses to average net assets+                   0.98%**       0.92%       0.88%       0.91%        1.23%       1.20%
Ratio of net investment income to average net assets+          2.06%**       3.10%       3.33%       3.41%        3.22%       3.37%
Portfolio turnover rate                                          26%**          7%         12%         29%          17%         39%
Net assets, end of period (in thousands)                    $30,983       $36,012     $43,668     $41,174      $22,088     $13,079
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                 0.98%**       0.92%       0.88%       0.91%        1.25%       2.58%
  Net investment income                                        2.06%**       3.10%       3.33%       3.41%        3.20%       1.99%
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                 0.98%**       0.92%       0.87%       0.90%        1.22%       1.15%
  Net investment income                                        2.06%**       3.10%       3.34%       3.42%        3.23%       3.42%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO

                                                           SIX MONTHS
                                                             ENDED
                                                            6/30/01     YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
CLASS I                                                   (UNAUDITED)    12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
Net asset value, beginning of period                        $  9.97       $  9.47     $ 10.29     $ 10.04     $  9.78     $10.18
                                                            -------       -------     -------     -------     -------     ------
Increase (decrease) from investment operations:
  Net investment income                                     $  0.28       $  0.58     $  0.56     $  0.55     $  0.54     $ 0.52
  Net realized and unrealized gain (loss) on investments      (0.03)         0.50       (0.81)       0.25        0.26      (0.40)
                                                            -------       -------     -------     -------     -------     ------
    Net increase (decrease) from investment operations      $  0.25       $  1.08     $ (0.25)    $  0.80     $  0.80     $ 0.12
Distributions to shareowners:
  Net investment income                                       (0.28)        (0.58)      (0.56)      (0.55)      (0.54)     (0.52)
  Net realized gain                                              --            --       (0.01)         --          --         --
                                                            -------       -------     -------     -------     -------     ------
Net increase (decrease) in net asset value                  $ (0.03)      $  0.50     $ (0.82)    $  0.25     $  0.26     $(0.40)
                                                            -------       -------     -------     -------     -------     ------
Net asset value, end of period                              $  9.94       $  9.97     $  9.47     $ 10.29     $ 10.04     $ 9.78
                                                            =======       =======     =======     =======     =======     ======
Total return*                                                  2.49%        11.76%      (2.52)%      8.15%       8.44%      1.30%
Ratio of net expenses to average net assets+                   0.83%**       0.84%       0.81%       0.94%       1.26%      1.31%
Ratio of net investment income to average net assets+          5.45%**       6.00%       5.64%       5.35%       5.46%      5.25%
Portfolio turnover rate                                          68%**         55%         41%         36%         11%        60%
Net assets, end of period (in thousands)                    $32,067       $25,791     $29,779     $28,822     $14,519     $6,872
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                 0.83%**       0.84%       0.81%       0.94%       1.43%      2.24%
  Net investment income                                        5.45%**       6.00%       5.64%       5.35%       5.29%      4.32%
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                 0.80%**       0.81%       0.79%       0.93%       1.23%      1.25%
  Net investment income                                        5.48%**       6.03%       5.66%       5.36%       5.49%      5.31%

PIONEER MONEY MARKET VCT PORTFOLIO

                                                           SIX MONTHS
                                                             ENDED
                                                            6/30/01     YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
CLASS I                                                   (UNAUDITED)    12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
Net asset value, beginning of period                        $  1.00       $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                            -------       -------     -------     -------     -------     -------
Increase from investment operations:
  Net investment income                                     $  0.02       $  0.06     $  0.04     $  0.05     $  0.05     $  0.04
                                                            -------       -------     -------     -------     -------     -------
Distributions to shareowners:
  Net investment income                                       (0.02)        (0.06)      (0.04)      (0.05)      (0.05)      (0.04)
                                                            -------       -------     -------     -------     -------     -------
Net asset value, end of period                              $  1.00       $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                            =======       =======     =======     =======     =======     =======
Total return*                                                  2.17%         5.71%       4.38%       4.68%       4.64%       4.51%
Ratio of net expenses to average net assets+                   0.41%**       0.76%       0.79%       0.92%       1.00%       0.97%
Ratio of net investment income to average net assets+          2.13%**       5.58%       4.34%       4.55%       4.55%       4.43%
Net assets, end of period (in thousands)                    $42,647       $36,979     $37,347     $21,497     $13,739     $11,744
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                 0.41%**       0.76%       0.79%       0.97%       1.17%       1.29%
  Net investment income                                        2.13%**       5.58%       4.34%       4.50%       4.38%       4.11%
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                 0.41%**       0.75%       0.78%       0.92%       0.99%       0.96%
  Net investment income                                        2.13%**       5.59%       4.35%       4.55%       4.56%       4.44%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEETS 6/30/01 (UNAUDITED)

                                                                   PIONEER               PIONEER              PIONEER
                                                              EMERGING MARKETS      GLOBAL FINANCIALS    GLOBAL HEALTH CARE
                                                                VCT PORTFOLIO         VCT PORTFOLIO        VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $14,808,720,
   $101,849, $105,160, $100,593, $93,832,
   $15,031,767, $39,621,542, $9,108,787, and
   $934,348, respectively)                                       $13,659,194           $   104,663          $   110,907
  Temporary cash investments (at amortized cost)                          --                    --                   --
  Cash                                                             1,995,374                 2,692                1,155
  Foreign cash, at value                                             189,388                     7                   --
  Receivables -
   Investment securities sold                                        172,844                    --                   --
   Fund shares sold                                                      409                    --                   --
   Variation margin                                                       --                    --                   --
   Dividends, interest and foreign taxes withheld                    111,485                   201                   27
   Forward foreign currency settlement contracts, net                    115                    --                   --
   Forward foreign currency portfolio hedge contracts,
     open-net                                                             --                    --                   --
   Due from Pioneer Investment Management, Inc.                       40,784                14,650               14,647
  Other                                                                7,818                    --                   --
                                                                 -----------           -----------          -----------
      Total assets                                               $16,177,411           $   122,213          $   126,736
                                                                 -----------           -----------          -----------

LIABILITIES:
  Payables -
   Investment securities purchased                               $   341,078           $        --          $        --
     Fund shares repurchased                                           7,807                     6                    9
     Dividends                                                            --                    --                   --
  Due to bank                                                             --                    --                   --
  Due to affiliates                                                   11,731                 2,505                2,505
  Accrued expenses                                                    50,406                 9,617                9,616
  Other                                                                   --                    --                   --
                                                                 -----------           -----------          -----------
      Total liabilities                                          $   411,022           $    12,128          $    12,130
                                                                 -----------           -----------          -----------

NET ASSETS:
  Paid-in capital                                                $23,728,750           $   105,998          $   108,594
  Accumulated net investment income (loss)                           106,485                   302                  (70)
  Accumulated undistributed net realized gain (loss)              (6,916,223)                  971                  335
  Net unrealized gain (loss) on:
   Investments                                                    (1,149,526)                2,814                5,747
   Futures contracts                                                      --                    --                   --
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                (3,097)                   --                   --
                                                                 -----------           -----------          -----------
      Total net assets                                           $15,766,389           $   110,085          $   114,606
                                                                 -----------           -----------          -----------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                    $ 8,118,923           $   110,085          $   114,606
   Shares outstanding                                                702,937                10,597               10,846
   Net asset value per share                                     $     11.55           $     10.39          $     10.57
                                                                 ===========           ===========          ===========
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                    $ 7,647,466
   Shares outstanding                                                664,072
   Net asset value per share                                     $     11.52
                                                                 ===========

   The accompanying notes are an integral part of these financial statements.

                                                                PIONEER               PIONEER               PIONEER
                                                            GLOBAL TELECOMS        EUROPE SELECT             EUROPE
                                                             VCT PORTFOLIO         VCT PORTFOLIO         VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $14,808,720,
   $101,849, $105,160, $100,593, $93,832,
   $15,031,767, $39,621,542, $9,108,787, and
   $934,348, respectively)                                    $    85,550           $    89,834           $13,134,297
  Temporary cash investments (at amortized cost)                       --                    --                    --
  Cash                                                              3,555                    --             1,356,486
  Foreign cash, at value                                              371                 3,090             1,019,087
  Receivables -
   Investment securities sold                                          --                 4,593               203,798
   Fund shares sold                                                    --                    --                24,090
   Variation margin                                                    --                    --                 3,407
   Dividends, interest and foreign taxes withheld                      44                   420                30,750
   Forward foreign currency settlement contracts, net                  --                    --                    --
   Forward foreign currency portfolio hedge contracts,
     open-net                                                          --                    --                    --
   Due from Pioneer Investment Management, Inc.                    14,679                14,540                    --
  Other                                                                --                 6,417                    --
                                                              -----------           -----------           -----------
      Total assets                                            $   104,199           $   118,894           $15,771,915
                                                              -----------           -----------           -----------

LIABILITIES:
  Payables -
   Investment securities purchased                            $     1,613           $        --           $ 1,111,387
     Fund shares repurchased                                            5                    44                    14
     Dividends                                                         --                    --                    --
  Due to bank                                                          --                 3,134                    --
  Due to affiliates                                                 2,505                 2,505                10,048
  Accrued expenses                                                  9,615                 9,616                36,929
  Other                                                                --                   193                 1,722
                                                              -----------           -----------           -----------
      Total liabilities                                       $    13,738           $    15,492           $ 1,160,100
                                                              -----------           -----------           -----------

NET ASSETS:
  Paid-in capital                                             $   105,759           $   107,153           $21,226,990
  Accumulated net investment income (loss)                             (6)                  869              (238,246)
  Accumulated undistributed net realized gain (loss)                 (249)                 (531)           (4,466,703)
  Net unrealized gain (loss) on:
   Investments                                                    (15,043)               (3,998)           (1,897,470)
   Futures contracts                                                   --                    --                    --
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                 --                   (91)              (12,756)
                                                              -----------           -----------           -----------
      Total net assets                                        $    90,461           $   103,402           $14,611,815
                                                              -----------           -----------           -----------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                 $    90,461           $   103,402           $14,559,153
   Shares outstanding                                              10,620                10,633             1,672,487
   Net asset value per share                                  $      8.52           $      9.72           $      8.71
                                                              ===========           ===========           ===========
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                                             $    52,662
   Shares outstanding                                                                                           6,063
   Net asset value per share                                                                              $      8.69
                                                                                                          ===========

                                                                    PIONEER               PIONEER               PIONEER
                                                              INTERNATIONAL VALUE   SCIENCE & TECHNOLOGY     SMALL COMPANY
                                                                 VCT PORTFOLIO         VCT PORTFOLIO         VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $14,808,720,
   $101,849, $105,160, $100,593, $93,832,
   $15,031,767, $39,621,542, $9,108,787, and
   $934,348, respectively)                                        $35,491,094           $ 6,666,155           $ 1,086,210
  Temporary cash investments (at amortized cost)                           --                    --                    --
  Cash                                                              1,729,461               407,661                22,603
  Foreign cash, at value                                              146,155                    --                    --
  Receivables -
   Investment securities sold                                         323,122                34,549                    --
   Fund shares sold                                                        --                 4,126                17,834
   Variation margin                                                        --                    --                    --
   Dividends, interest and foreign taxes withheld                     112,563                   161                 1,392
   Forward foreign currency settlement contracts, net                     126                    --                    --
   Forward foreign currency portfolio hedge contracts,
     open-net                                                              --                    --                    --
   Due from Pioneer Investment Management, Inc.                            --                 5,812                26,013
  Other                                                                 1,304                   514                   489
                                                                  -----------           -----------           -----------
      Total assets                                                $37,803,825           $ 7,118,978           $ 1,154,541
                                                                  -----------           -----------           -----------

LIABILITIES:
  Payables -
   Investment securities purchased                                $        --           $   104,051           $        --
     Fund shares repurchased                                           29,212                    43                     3
     Dividends                                                             --                    --                    --
  Due to bank                                                              --                    --                    --
  Due to affiliates                                                    35,833                 2,454                 2,474
  Accrued expenses                                                     58,047                27,988                17,059
  Other                                                                 5,811                    --                    --
                                                                  -----------           -----------           -----------
      Total liabilities                                           $   128,903           $   134,536           $    19,536
                                                                  -----------           -----------           -----------

NET ASSETS:
  Paid-in capital                                                 $48,292,112           $12,930,694           $ 1,000,843
  Accumulated net investment income (loss)                             86,328               (35,359)                1,988
  Accumulated undistributed net realized gain (loss)               (6,565,018)           (3,468,261)              (19,688)
  Net unrealized gain (loss) on:
   Investments                                                     (4,130,448)           (2,442,632)              151,862
   Futures contracts                                                       --                    --                    --
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                 (8,052)                   --                    --
                                                                  -----------           -----------           -----------
      Total net assets                                            $37,674,922           $ 6,984,442           $ 1,135,005
                                                                  -----------           -----------           -----------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                     $37,674,922           $ 6,984,442           $ 1,135,005
   Shares outstanding                                               3,832,880             1,175,321                96,844
   Net asset value per share                                      $      9.83           $      5.94           $     11.72
                                                                  ===========           ===========           ===========
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets
   Shares outstanding
   Net asset value per share

   The accompanying notes are an integral part of these financial statements.

                                                                    PIONEER               PIONEER                PIONEER
                                                                 MID-CAP VALUE         GROWTH SHARES        REAL ESTATE GROWTH
                                                                 VCT PORTFOLIO         VCT PORTFOLIO          VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $109,991,620,
   $88,564,007, $29,183,666, $206,565,581,
   $140,848,785, $50,749,240, $14,363,273,
   $6,284,386, and $36,669,974, respectively)                     $125,226,525          $ 85,223,182           $ 34,756,857
  Temporary cash investments (at amortized cost)                     6,304,000             7,900,000              2,800,000
  Cash                                                                 393,363                10,077                 26,191
  Foreign cash, at value                                                    --                    --                     --
  Receivables -
   Investment securities sold                                        1,623,058                    --                462,883
   Fund shares sold                                                      1,876                14,859                 54,274
   Variation margin                                                         --                 7,050                     --
   Dividends, interest and foreign taxes withheld                       96,897                41,712                206,208
   Forward foreign currency portfolio hedge contracts,
     open-net                                                               --                    --                     --
   Due from Pioneer Investment Management, Inc.                             --                    --                     --
  Other                                                                    594                 6,765                    512
                                                                  ------------          ------------           ------------
      Total assets                                                $133,646,313          $ 93,203,645           $ 38,306,925
                                                                  ------------          ------------           ------------

LIABILITIES
  Payables -
   Investment securities purchased                                $  3,425,838          $  3,435,185           $    345,316
   Fund shares repurchased                                              73,007                   148                  2,425
   Dividends                                                                --                    --                     --
  Due to bank                                                               --                    --                     --
  Due to affiliates                                                     72,817                48,879                 27,585
  Accrued expenses                                                      54,388                18,072                 22,999
  Other                                                                     --                    --                     --
                                                                  ------------          ------------           ------------
      Total liabilities                                           $  3,626,050          $  3,502,284           $    398,325
                                                                  ------------          ------------           ------------

NET ASSETS:
  Paid-in capital                                                 $106,671,186          $103,270,189           $ 37,904,763
  Accumulated net investment income (loss)                             342,981                29,212                  8,357
  Accumulated undistributed net realized gain (loss)                 7,771,191           (10,231,550)            (5,577,711)
  Net unrealized gain (loss) on:
   Investments                                                      15,234,905            (3,340,825)             5,573,191
   Futures contracts                                                        --               (25,665)                    --
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                      --                    --                     --
                                                                  ------------          ------------           ------------
      Total net assets                                            $130,020,263          $ 89,701,361           $ 37,908,600
                                                                  ------------          ------------           ------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                     $126,430,087          $ 89,346,698           $ 32,734,277
   Shares outstanding                                                7,169,582             5,335,556              2,198,400
   Net asset value per share                                      $      17.63          $      16.75           $      14.89
                                                                  ============          ============           ============

  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                     $  3,590,176          $    354,663           $  5,174,323
   Shares outstanding                                                  204,057                21,088                347,898
   Net asset value per share                                      $      17.59          $      16.82           $      14.87
                                                                  ============          ============           ============

   The accompanying notes are an integral part of these financial statements.

                                                                    PIONEER                PIONEER                PIONEER
                                                                      FUND              EQUITY-INCOME             BALANCED
                                                                 VCT PORTFOLIO          VCT PORTFOLIO          VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $109,991,620,
   $88,564,007, $29,183,666, $206,565,581,
   $140,848,785, $50,749,240, $14,363,273,
   $6,284,386, and $36,669,974, respectively)                     $216,098,057           $175,262,406           $ 51,527,335
  Temporary cash investments (at amortized cost)                     4,025,000              7,796,000              6,917,813
  Cash                                                                      --                     --                658,909
  Foreign cash, at value                                                    --                     --                     --
  Receivables -
   Investment securities sold                                               --                     --                200,566
   Fund shares sold                                                      8,766                108,713                 17,863
   Variation margin                                                         --                     --                 33,250
   Dividends, interest and foreign taxes withheld                      157,761                237,794                263,813
   Forward foreign currency portfolio hedge contracts,
     open-net                                                               --                     --                     --
   Due from Pioneer Investment Management, Inc.                             --                     --                     --
  Other                                                                    883                    765                    425
                                                                  ------------           ------------           ------------
      Total assets                                                $220,290,467           $183,405,678           $ 59,619,974
                                                                  ------------           ------------           ------------

LIABILITIES
  Payables -
   Investment securities purchased                                $  1,005,343           $     28,131           $    199,855
   Fund shares repurchased                                              97,889                     --                     43
   Dividends                                                                --                     --                     --
  Due to bank                                                            4,467                  3,965                     --
  Due to affiliates                                                    127,903                111,687                 35,658
  Accrued expenses                                                      28,487                 23,429                 25,872
  Other                                                                     --                     --                     --
                                                                  ------------           ------------           ------------
      Total liabilities                                           $  1,264,089           $    167,212           $    261,428
                                                                  ------------           ------------           ------------

NET ASSETS:
  Paid-in capital                                                 $212,147,708           $152,867,140           $ 57,788,130
  Accumulated net investment income (loss)                             (14,097)               949,633                (51,934)
  Accumulated undistributed net realized gain (loss)                (2,639,709)            (4,991,928)               947,742
  Net unrealized gain (loss) on:
   Investments                                                       9,532,476             34,413,621                778,095
   Futures contracts                                                        --                     --               (103,487)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                      --                     --                     --
                                                                  ------------           ------------           ------------
      Total net assets                                            $219,026,378           $183,238,466           $ 59,358,546
                                                                  ------------           ------------           ------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                     $213,101,460           $169,220,558           $ 59,358,546
   Shares outstanding                                               10,475,606              8,831,365              4,102,863
   Net asset value per share                                      $      20.34           $      19.16           $      14.47
                                                                  ============           ============           ============

  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                     $  5,924,918           $ 14,017,908
   Shares outstanding                                                  291,634                728,369
   Net asset value per share                                      $      20.32           $      19.25
                                                                  ============           ============

                                                                      PIONEER                PIONEER                PIONEER
                                                                    HIGH YIELD           STRATEGIC INCOME       SWISS FRANC BOND
                                                                   VCT PORTFOLIO          VCT PORTFOLIO          VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $109,991,620,
   $88,564,007, $29,183,666, $206,565,581,
   $140,848,785, $50,749,240, $14,363,273,
   $6,284,386, and $36,669,974, respectively)                       $ 14,196,317           $  6,248,632           $ 29,732,332
  Temporary cash investments (at amortized cost)                              --                     --                     --
  Cash                                                                   365,352                     --                     --
  Foreign cash, at value                                                      --                 59,879                858,303
  Receivables -
   Investment securities sold                                                 --                     --                     --
   Fund shares sold                                                       29,819                  1,121                     --
   Variation margin                                                           --                     --                     --
   Dividends, interest and foreign taxes withheld                        250,042                124,688                572,218
   Forward foreign currency portfolio hedge contracts,
     open-net                                                                 --                    355                     --
   Due from Pioneer Investment Management, Inc.                               --                 10,553                     --
  Other                                                                      451                    875                  5,261
                                                                    ------------           ------------           ------------
      Total assets                                                  $ 14,841,981           $  6,446,103           $ 31,168,114
                                                                    ------------           ------------           ------------

LIABILITIES
  Payables -
   Investment securities purchased                                  $         --           $         29           $         --
   Fund shares repurchased                                                    50                    547                 47,065
   Dividends                                                               6,886                  1,759                     --
  Due to bank                                                                 --                 31,005                 90,790
  Due to affiliates                                                        9,800                  3,524                 19,647
  Accrued expenses                                                        17,136                 18,754                 27,495
  Other                                                                       --                     --                     --
                                                                    ------------           ------------           ------------
      Total liabilities                                             $     33,872           $     55,618           $    184,997
                                                                    ------------           ------------           ------------

NET ASSETS:
  Paid-in capital                                                   $ 14,893,670           $  6,492,424           $ 40,193,284
  Accumulated net investment income (loss)                                 4,693                 (4,693)              (596,355)
  Accumulated undistributed net realized gain (loss)                      76,702                (60,654)            (1,638,347)
  Net unrealized gain (loss) on:
   Investments                                                          (166,956)               (35,754)            (6,937,642)
   Futures contracts                                                          --                     --                     --
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                        --                   (838)               (37,823)
                                                                    ------------           ------------           ------------
      Total net assets                                              $ 14,808,109           $  6,390,485           $ 30,983,117
                                                                    ------------           ------------           ------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                       $ 14,806,089           $  6,390,485           $ 30,983,117
   Shares outstanding                                                  1,431,949                678,884              2,973,865
   Net asset value per share                                        $      10.34           $       9.41           $      10.42
                                                                    ============           ============           ============

  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                       $      2,020
   Shares outstanding                                                        195
   Net asset value per share                                        $      10.36
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

                                                                      PIONEER               PIONEER
                                                                   AMERICA INCOME        MONEY MARKET
                                                                   VCT PORTFOLIO         VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $31,277,172 and
   $0, respectively)                                                $31,303,420           $        --
  Temporary cash investments (at amortized cost)                        800,000            40,555,489
  Cash                                                                   14,887                56,357
  Foreign cash, at value                                                     --                    --
  Receivables -
   Investment securities sold                                                --                    --
   Fund shares sold                                                          --             2,072,869
   Dividends, interest and foreign taxes withheld                       307,873                 4,357
   Variation margin                                                          --                    --
   Due from Pioneer Investment Management, Inc.                              --                    --
  Other                                                                     618                 1,309
                                                                    -----------           -----------
      Total assets                                                  $32,426,798           $42,690,381
                                                                    -----------           -----------

LIABILITIES:
  Payables -
   Investment securities purchased                                  $   304,250           $        --
   Fund shares repurchased                                               13,396                    --
   Dividends                                                                 --                (3,752)
  Due to bank                                                                --                    --
  Due to affiliates                                                      18,341                19,279
  Accrued expenses                                                       23,604                27,742
                                                                    -----------           -----------
      Total liabilities                                             $   359,591           $    43,269
                                                                    -----------           -----------

NET ASSETS:
  Paid-in capital                                                   $32,840,820           $42,646,037
  Accumulated net investment income (loss)                              (60,812)                3,477
  Accumulated undistributed net realized gain (loss)                   (739,049)               (2,402)
  Net unrealized gain (loss) on:
   Investments                                                           26,248                    --
   Futures contracts                                                         --                    --
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                           --                    --
                                                                    -----------           -----------
      Total net assets                                              $32,067,207           $42,647,112
                                                                    -----------           -----------

NET ASSET VALUE PER SHARE:
  Class I:
  (Unlimited number of shares authorized)
   Net assets                                                       $32,067,207           $42,647,112
   Shares outstanding                                                 3,226,318            42,646,033
   Net asset value per share                                        $      9.94           $      1.00
                                                                    ===========           ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS  (UNAUDITED)

                                                                        PIONEER                PIONEER               PIONEER
                                                                    EMERGING MARKETS      GLOBAL FINANCIALS     GLOBAL HEALTH CARE
                                                                     VCT PORTFOLIO          VCT PORTFOLIO         VCT PORTFOLIO

                                                                    SIX MONTHS ENDED        5/1/01 THROUGH        5/1/01 THROUGH
                                                                         6/30/01               6/30/01               6/30/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $19,786,
   $28 and $6, respectively)                                           $   229,452           $       504           $       140
  Interest (net of foreign taxes withheld of $368, $0 and
   $0, respectively)                                                        22,784                    17                    13
                                                                       -----------           -----------           -----------
      Total investment income                                          $   252,236           $       521           $       153
                                                                       -----------           -----------           -----------

EXPENSES:
  Management fees                                                      $    89,584           $       131           $       134
  Transfer agent fees                                                        1,444                    95                    95
  Distribution fees (Class II)                                               8,667                    --                    --
  Administrative fees                                                       21,539                 5,160                 5,160
  Custodian fees                                                           144,260                 5,310                 5,310
  Professional fees                                                         14,948                 2,955                 2,955
  Printing                                                                     181                   420                   420
  Fees and expenses of nonaffiliated trustees                                2,592                   993                   993
  Miscellaneous                                                              2,980                    --                    --
                                                                       -----------           -----------           -----------
     Total expenses                                                    $   286,195           $    15,064           $    15,067
     Less management fees waived and expenses
      reimbursed by Pioneer Investment Management, Inc.                   (144,570)              (14,845)              (14,844)
     Less fees paid indirectly                                                  --                    --                    --
                                                                       -----------           -----------           -----------
     Net expenses                                                      $   141,625           $       219           $       223
                                                                       -----------           -----------           -----------
     Net investment income (loss)                                      $   110,611           $       302           $       (70)
                                                                       -----------           -----------           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                         $(2,879,262)          $       971           $       340
   Futures and forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies              (66,064)                   --                    (5)
                                                                       -----------           -----------           -----------
                                                                       $(2,945,326)          $       971           $       335
                                                                       -----------           -----------           -----------
  Change in net unrealized gain (loss) from:
   Investments                                                         $ 2,065,976           $     2,814           $     5,747
   Futures contracts                                                            --                    --                    --
   Forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                (12,408)                   --                    --
                                                                       -----------           -----------           -----------
                                                                       $ 2,053,568           $     2,814           $     5,747
                                                                       -----------           -----------           -----------
  Net gain (loss) on investments, futures contracts and
   foreign currency transactions                                       $  (891,758)          $     3,785           $     6,082
                                                                       ===========           ===========           ===========
  Net increase (decrease) in net assets resulting
   from operations                                                     $  (781,147)          $     4,087           $     6,012
                                                                       ===========           ===========           ===========

   The accompanying notes are an integral part of these financial statements.

                                                                         PIONEER               PIONEER               PIONEER
                                                                     GLOBAL TELECOMS        EUROPE SELECT            EUROPE
                                                                      VCT PORTFOLIO         VCT PORTFOLIO         VCT PORTFOLIO

                                                                      5/1/01 THROUGH        5/1/01 THROUGH       SIX MONTHS ENDED
                                                                         6/30/01               6/30/01               6/30/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $11,
   $93, $24,791, $51,841, $118, $0, $75, $125,
   and $1,454, respectively)                                           $       156           $       869           $   165,607
  Interest (net of foreign taxes withheld of $0, $0, $0,
    $78, $0, $0, $0, $0, and $0, respectively)                                  33                   331                37,722
                                                                       -----------           -----------           -----------
      Total investment income                                          $       189           $     1,200           $   203,329
                                                                       -----------           -----------           -----------

EXPENSES:
  Management fees                                                      $       117           $       220           $    82,832
  Transfer agent fees                                                           95                    95                   468
  Distribution fees (Class II)                                                  --                    --                    20
  Administrative fees                                                        5,160                 5,160                15,566
  Custodian fees                                                             5,310                 5,310                29,402
  Professional fees                                                          2,955                 2,955                 7,604
  Printing                                                                     420                   420                 2,896
Fees and expenses of nonaffiliated trustees                                    993                   993                 3,031
  Miscellaneous                                                                 --                    --                 3,784
                                                                       -----------           -----------           -----------
     Total expenses                                                    $    15,050           $    15,153           $   145,603
     Less management fees waived and expenses
      reimbursed by Pioneer Investment Management, Inc.                    (14,855)              (14,822)              (21,175)
     Less fees paid indirectly                                                  --                    --                   (87)
                                                                       -----------           -----------           -----------
     Net expenses                                                      $       195           $       331           $   124,341
                                                                       -----------           -----------           -----------
        Net investment income (loss)                                   $        (6)          $       869           $    78,988
                                                                       -----------           -----------           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                         $      (252)          $    (9,961)          $(1,535,504)
   Futures and forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                    3                 9,430                 2,891
                                                                       -----------           -----------           -----------
                                                                       $      (249)          $      (531)          $(1,532,613)
                                                                       -----------           -----------           -----------
  Change in net unrealized gain (loss) from:
   Investments                                                         $   (15,043)          $    (3,998)          $(2,007,855)
   Futures contracts                                                            --                    --               (27,065)
   Forward foreign currency contracts futures contracts
     and other assets and liabilities denominated in
     foreign currencies                                                         --                   (91)              (14,604)
                                                                       -----------           -----------           -----------
                                                                       $   (15,043)          $    (4,089)          $(2,049,524)
                                                                       -----------           -----------           -----------
  Net gain (loss) on investments, futures contracts and
   foreign currency transactions                                       $   (15,292)          $    (4,620)          $(3,582,137)
                                                                       ===========           ===========           ===========
  Net increase (decrease) in net assets resulting
   from operations                                                     $   (15,298)          $    (3,751)          $(3,503,149)
                                                                       ===========           ===========           ===========

   The accompanying notes are an integral part of these financial statements.

                                                                                                 PIONEER
                                                                           PIONEER              SCIENCE &              PIONEER
                                                                     INTERNATIONAL VALUE       TECHNOLOGY           SMALL COMPANY
                                                                        VCT PORTFOLIO         VCT PORTFOLIO         VCT PORTFOLIO

                                                                       SIX MONTHS ENDED      SIX MONTHS ENDED      1/19/01 THROUGH
                                                                           6/30/01               6/30/01               6/30/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $11,
   $93, $24,791, $51,841, $118, $0, $75, $125,
   and $1,454, respectively)                                             $   374,778           $     2,488           $     5,400
  Interest (net of foreign taxes withheld of $0, $0, $0,
    $78, $0, $0, $0, $0, and $0, respectively)                                39,838                 7,589                   619
                                                                         -----------           -----------           -----------
      Total investment income                                            $   414,616           $    10,077           $     6,019
                                                                         -----------           -----------           -----------

EXPENSES:
  Management fees                                                        $   214,162           $    27,262           $     2,419
  Transfer agent fees                                                            807                   558                   354
  Distribution fees (Class II)                                                    --                    --                    --
  Administrative fees                                                         15,490                15,620                13,120
  Custodian fees                                                              40,247                14,836                 7,598
  Professional fees                                                            8,810                 8,492                 7,098
  Printing                                                                     4,169                 2,353                 3,040
Fees and expenses of nonaffiliated trustees                                    4,582                 3,122                 2,510
  Miscellaneous                                                                1,533                 3,471                   510
                                                                         -----------           -----------           -----------
     Total expenses                                                      $   289,800           $    75,714           $    36,649
     Less management fees waived and expenses
      reimbursed by Pioneer Investment Management, Inc.                           --               (30,278)              (32,618)
     Less fees paid indirectly                                                    --                    --                    --
                                                                         -----------           -----------           -----------
     Net expenses                                                        $   289,800           $    45,436           $     4,031
                                                                         -----------           -----------           -----------
        Net investment income (loss)                                     $   124,816           $   (35,359)          $     1,988
                                                                         -----------           -----------           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                           $(2,326,229)          $(2,541,091)          $   (19,688)
   Futures and forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                    431                    --                    --
                                                                         -----------           -----------           -----------
                                                                         $(2,325,798)          $(2,541,091)          $   (19,688)
                                                                         -----------           -----------           -----------
  Change in net unrealized gain (loss) from:
   Investments                                                           $(5,185,964)          $   745,345           $   151,862
   Futures contracts                                                              --                    --                    --
   Forward foreign currency contracts futures contracts
     and other assets and liabilities denominated in
     foreign currencies                                                       (6,730)                   --                    --
                                                                         -----------           -----------           -----------
                                                                         $(5,192,694)          $   745,345           $   151,862
                                                                         -----------           -----------           -----------
  Net gain (loss) on investments, futures contracts and
   foreign currency transactions                                         $(7,518,492)          $(1,795,746)          $   132,174
                                                                         ===========           ===========           ===========
  Net increase (decrease) in net assets resulting
   from operations                                                       $(7,393,676)          $(1,831,105)          $   134,162
                                                                         ===========           ===========           ===========

                                                                          PIONEER               PIONEER               PIONEER
                                                                       MID-CAP VALUE         GROWTH SHARES       REAL ESTATE GROWTH
                                                                       VCT PORTFOLIO         VCT PORTFOLIO         VCT PORTFOLIO

                                                                      SIX MONTHS ENDED      SIX MONTHS ENDED      SIX MONTHS ENDED
                                                                          6/30/01               6/30/01               6/30/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $11,
   $93, $24,791, $51,841, $118, $0, $75, $125,
   and $1,454, respectively)                                            $   631,906           $   254,488           $   953,604
  Interest (net of foreign taxes withheld of $0, $0, $0,
    $78, $0, $0, $0, $0, and $0, respectively)                              135,956               140,332                71,973
                                                                        -----------           -----------           -----------
      Total investment income                                           $   767,862           $   394,820           $ 1,025,577
                                                                        -----------           -----------           -----------

EXPENSES:
  Management fees                                                       $   388,660           $   332,048           $   138,121
  Transfer agent fees                                                           536                   259                   500
  Distribution fees (Class II)                                                3,287                   343                 4,190
  Administrative fees                                                        15,620                11,051                15,620
  Custodian fees                                                             34,182                 4,534                16,238
  Professional fees                                                           8,065                 8,278                 8,432
  Printing                                                                    7,240                 2,503                 2,896
Fees and expenses of nonaffiliated trustees                                   4,500                 2,493                 3,156
  Miscellaneous                                                               3,127                 4,099                 3,845
                                                                        -----------           -----------           -----------
     Total expenses                                                     $   465,217           $   365,608           $   192,998
     Less management fees waived and expenses
      reimbursed by Pioneer Investment Management, Inc.                          --                    --                    --
     Less fees paid indirectly                                                   --                    --                    --
                                                                        -----------           -----------           -----------
     Net expenses                                                       $   465,217           $   365,608           $   192,998
                                                                        -----------           -----------           -----------
        Net investment income (loss)                                    $   302,645           $    29,212           $   832,579
                                                                        -----------           -----------           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                          $ 9,459,628           $(4,634,134)          $   619,721
   Futures and forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                    --              (470,718)                   --
                                                                        -----------           -----------           -----------
                                                                        $ 9,459,628           $(5,104,852)          $   619,721
                                                                        -----------           -----------           -----------
  Change in net unrealized gain (loss) from:
   Investments                                                          $   (82,593)          $(4,471,458)          $   633,067
   Futures contracts                                                             --                15,363                    --
   Forward foreign currency contracts futures contracts
     and other assets and liabilities denominated in
     foreign currencies                                                          --                    --                    --
                                                                        -----------           -----------           -----------
                                                                        $   (82,593)          $(4,456,095)          $   633,067
                                                                        -----------           -----------           -----------
  Net gain (loss) on investments, futures contracts and
   foreign currency transactions                                        $ 9,377,035           $(9,560,947)          $ 1,252,788
                                                                        ===========           ===========           ===========
  Net increase (decrease) in net assets resulting
   from operations                                                      $ 9,679,680           $(9,531,735)          $ 2,085,367
                                                                        ===========           ===========           ===========

   The accompanying notes are an integral part of these financial statements.

                                                                                PIONEER             PIONEER             PIONEER
                                                                                 FUND           EQUITY-INCOME          BALANCED
                                                                            VCT PORTFOLIO       VCT PORTFOLIO        VCT PORTFOLIO

                                                                           SIX MONTHS ENDED    SIX MONTHS ENDED    SIX MONTHS ENDED
                                                                                6/30/01             6/30/01             6/30/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $17,255,
   $0, $1,386, $0, $0, $0, $7 and $0, respectively)                          $  1,567,572        $  2,449,012        $    268,192
  Interest (net of foreign taxes withheld of $0, $0,
    $0, $0, $83, $110, $7 and $0, respectively)                                    77,336              87,730             785,984
                                                                             ------------        ------------        ------------
      Total investment income                                                $  1,644,908        $  2,536,742        $  1,054,176
                                                                             ------------        ------------        ------------

EXPENSES:
  Management fees                                                            $    705,531        $    589,000        $    189,822
  Transfer agent fees                                                                 468                 144                 438
  Distribution fees (Class II)                                                      4,614              15,634                  --
  Administrative fees                                                              16,109              25,272                  --
  Custodian fees                                                                   25,502              26,331              12,848
  Professional fees                                                                 7,545               8,402               8,426
  Printing                                                                            543               2,353               3,801
  Fees and expenses of nonaffiliated trustees                                       4,398               4,402               3,080
  Miscellaneous                                                                     4,275               5,121                  --
                                                                             ------------        ------------        ------------
     Total expenses                                                          $    768,985        $    676,659        $    218,415
     Less management fees waived and expenses
      reimbursed by Pioneer Investment Management, Inc.                                --                  --                  --
     Less fees paid indirectly                                                         --                  --                  --
                                                                             ------------        ------------        ------------
     Net expenses                                                            $    768,985        $    676,659        $    218,415
                                                                             ------------        ------------        ------------
        Net investment income                                                $    875,923        $  1,860,083        $    835,761
                                                                             ------------        ------------        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                               $ (2,489,060)       $ (4,728,490)       $  2,563,910
   Futures and forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                                   (504)                 --              30,963
                                                                             ------------        ------------        ------------
                                                                             $ (2,489,564)       $ (4,728,490)       $  2,594,873
                                                                             ------------        ------------        ------------
  Change in net unrealized gain (loss) from:
   Investments                                                               $(10,877,543)       $ (4,756,204)       $ (2,966,494)
   Futures contracts                                                                   --                  --            (103,487)
   Forward foreign currency contracts, futures contracts and other
     assets and liabilities denominated in foreign currencies                          --                  --                  --
                                                                             ------------        ------------        ------------
                                                                             $(10,877,543)       $ (4,756,204)       $ (3,069,981)
                                                                             ------------        ------------        ------------
  Net gain (loss) on investments, futures contracts and
   foreign currency transactions                                             $(13,367,107)       $ (9,484,694)       $   (475,108)
                                                                             ============        ============        ============
  Net increase (decrease) in net assets resulting
   from operations                                                           $(12,491,184)       $ (7,624,611)       $    360,653
                                                                             ============        ============        ============

   The accompanying notes are an integral part of these financial statements.

                                                                                PIONEER              PIONEER             PIONEER
                                                                               HIGH YIELD       STRATEGIC INCOME    SWISS FRANC BOND
                                                                             VCT PORTFOLIO       VCT PORTFOLIO       VCT PORTFOLIO

                                                                            SIX MONTHS ENDED    SIX MONTHS ENDED    SIX MONTHS ENDED
                                                                                 6/30/01             6/30/01             6/30/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $17,255,
   $0, $1,386, $0, $0, $0, $7 and $0, respectively)                           $     27,129        $         --        $         --
  Interest (net of foreign taxes withheld of $0, $0,
    $0, $0, $83, $110, $7 and $0, respectively)                                    541,544             195,869             508,956
                                                                              ------------        ------------        ------------
      Total investment income                                                 $    568,673        $    195,869        $    508,956
                                                                              ------------        ------------        ------------

EXPENSES:
  Management fees                                                             $     34,073        $     14,812        $    108,757
  Transfer agent fees                                                                  344                 234                 396
  Distribution fees (Class II)                                                           1                  --                  --
  Administrative fees                                                               15,385              17,195              15,620
  Custodian fees                                                                     9,631               6,447              21,310
  Professional fees                                                                 12,731              15,555               8,046
  Printing                                                                             181                 181               2,715
  Fees and expenses of nonaffiliated trustees                                        2,985               2,520               2,994
  Miscellaneous                                                                      3,283               2,153               4,107
                                                                              ------------        ------------        ------------
     Total expenses                                                           $     78,614        $     59,097        $    163,945
     Less management fees waived and expenses
      reimbursed by Pioneer Investment Management, Inc.                            (14,409)            (34,000)                 --
     Less fees paid indirectly                                                          --                  --                  --
                                                                              ------------        ------------        ------------
     Net expenses                                                             $     64,205        $     25,097        $    163,945
                                                                              ------------        ------------        ------------
        Net investment income                                                 $    504,468        $    170,772        $    345,011
                                                                              ------------        ------------        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                $     76,828        $    (30,716)       $   (764,219)
   Futures and forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                                      --                (922)            (57,164)
                                                                              ------------        ------------        ------------
                                                                              $     76,828        $    (31,638)       $   (821,383)
                                                                              ------------        ------------        ------------
  Change in net unrealized gain (loss) from:
   Investments                                                                $    333,380        $      1,050        $ (2,372,182)
   Futures contracts                                                                    --                  --                  --
   Forward foreign currency contracts, futures contracts and other
     assets and liabilities denominated in foreign currencies                           --              (1,774)           (126,722)
                                                                              ------------        ------------        ------------
                                                                              $    333,380        $       (724)       $ (2,498,904)
                                                                              ------------        ------------        ------------
  Net gain (loss) on investments, futures contracts and
   foreign currency transactions                                              $    410,208        $    (32,362)       $ (3,320,287)
                                                                              ============        ============        ============
  Net increase (decrease) in net assets resulting
   from operations                                                            $    914,676        $    138,410        $ (2,975,276)
                                                                              ============        ============        ============

                                                                                   PIONEER                PIONEER
                                                                               AMERICA INCOME          MONEY MARKET
                                                                               VCT PORTFOLIO          VCT PORTFOLIO

                                                                              SIX MONTHS ENDED       SIX MONTHS ENDED
                                                                                   6/30/01                6/30/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $17,255,
   $0, $1,386, $0, $0, $0, $7 and $0, respectively)                             $         --           $         --
  Interest (net of foreign taxes withheld of $0, $0,
    $0, $0, $83, $110, $7 and $0, respectively)                                      997,604                918,052
                                                                                ------------           ------------
      Total investment income                                                   $    997,604           $    918,052
                                                                                ------------           ------------

EXPENSES:
  Management fees                                                               $     87,189           $     89,356
  Transfer agent fees                                                                    549                    396
  Distribution fees (Class II)                                                            --                     --
  Administrative fees                                                                 15,566                 15,620
  Custodian fees                                                                       9,714                 14,929
  Professional fees                                                                    8,599                  9,249
  Printing                                                                             5,068                  7,602
  Fees and expenses of nonaffiliated trustees                                          2,451                  2,523
  Miscellaneous                                                                        3,102                  8,395
                                                                                ------------           ------------
     Total expenses                                                             $    132,238           $    148,070
     Less management fees waived and expenses
      reimbursed by Pioneer Investment Management, Inc.                                   --                     --
     Less fees paid indirectly                                                        (4,256)                  (737)
                                                                                ------------           ------------
     Net expenses                                                               $    127,982           $    147,333
                                                                                ------------           ------------
        Net investment income                                                   $    869,622           $    770,719
                                                                                ------------           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON  INVESTMENTS, FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                  $     97,949           $         --
   Futures and forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                                        --                     --
                                                                                ------------           ------------
                                                                                $     97,949           $         --
                                                                                ------------           ------------
  Change in net unrealized gain (loss) from:
   Investments                                                                  $   (273,417)          $         --
   Futures contracts                                                                      --                     --
   Forward foreign currency contracts, futures contracts and other
     assets and liabilities denominated in foreign currencies                             --                     --
                                                                                ------------           ------------
                                                                                $   (273,417)          $         --
                                                                                ------------           ------------
  Net gain (loss) on investments, futures contracts and
   foreign currency transactions                                                $   (175,468)          $         --
                                                                                ============           ============
  Net increase (decrease) in net assets resulting
   from operations                                                              $    694,154           $    770,719
                                                                                ============           ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   PIONEER                         PIONEER              PIONEER
                                                              EMERGING MARKETS                GLOBAL FINANCIALS   GLOBAL HEALTH CARE
                                                                VCT PORTFOLIO                   VCT PORTFOLIO       VCT PORTFOLIO

                                                     SIX MONTHS                                     5/1/01              5/1/01
                                                        ENDED                                         TO                  TO
                                                       6/30/01                YEAR ENDED            6/30/01             6/30/01
                                                     (UNAUDITED)               12/31/00           (UNAUDITED)         (UNAUDITED)
FROM OPERATIONS:
Net investment income (loss)                         $    110,611           $   (104,452)          $     302           $     (70)
Net realized gain (loss) on investments,
   futures contracts and foreign currency
   transactions                                        (2,945,326)            (4,050,335)                971                 335
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                      2,053,568             (5,241,025)              2,814               5,747
                                                     ------------           ------------           ---------           ---------
     Net increase (decrease) in net assets
       resulting from operations                     $   (781,147)          $ (9,395,812)          $   4,087           $   6,012
                                                     ------------           ------------           ---------           ---------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                           $         --           $         --           $      --           $      --
   Class II                                                    --                     --                  --                  --
Net realized gain
   Class I                                                     --               (380,527)                 --                  --
   Class II                                                    --                 (2,990)                 --                  --
                                                     ------------           ------------           ---------           ---------
     Total distributions to shareowners              $         --           $   (383,517)          $      --           $      --
                                                     ------------           ------------           ---------           ---------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                     $  5,118,357           $ 27,231,365           $   6,008           $   8,608
Reinvestment of distributions                                  --                383,516                  --                  --
Cost of shares repurchased                             (3,835,213)           (12,249,884)                (10)                (14)
                                                     ============           ============           =========           =========
     Net increase (decrease) in net assets
       resulting from fund share transactions        $  1,283,144           $ 15,364,997           $   5,998           $   8,594
                                                     ============           ============           =========           =========
     Net increase (decrease) in net assets           $    501,997           $  5,585,668           $  10,085           $  14,606

NET ASSETS:
Beginning of period                                    15,264,392              9,678,724             100,000             100,000
                                                     ============           ============           =========           =========
End of period                                        $ 15,766,389           $ 15,264,392           $ 110,085           $ 114,606
                                                     ============           ============           =========           =========
Accumulated net investment income (loss),
   end of period                                     $    106,485           $     (4,126)          $     302           $     (70)
                                                     ============           ============           =========           =========

   The accompanying notes are an integral part of these financial statements.

                                                         PIONEER            PIONEER                           PIONEER
                                                     GLOBAL TELECOMS     EUROPE SELECT                         EUROPE
                                                      VCT PORTFOLIO      VCT PORTFOLIO                     VCT PORTFOLIO

                                                          5/1/01             5/1/01               SIX MONTHS
                                                            TO                 TO                   ENDED                  YEAR
                                                          6/30/01            6/30/01               6/30/01                ENDED
                                                       (UNAUDITED)         (UNAUDITED)           (UNAUDITED)             12/31/00
FROM OPERATIONS:
Net investment income (loss)                            $      (6)          $     869           $     78,988           $    (62,040)
Net realized gain (loss) on investments,
   futures contracts and foreign currency
   transactions                                              (249)               (531)            (1,532,613)            (2,919,369)
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                        (15,043)             (4,089)            (2,049,524)            (2,701,253)
                                                        ---------           ---------           ------------           ------------
     Net increase (decrease) in net assets
       resulting from operations                        $ (15,298)          $  (3,751)          $ (3,503,149)          $ (5,682,662)
                                                        ---------           ---------           ------------           ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                              $      --           $      --           $   (236,230)          $    (43,148)
   Class II                                                    --                  --                   (832)                    --
Net realized gain
   Class I                                                     --                  --                     --                (18,572)
   Class II                                                    --                  --                     --                     --
                                                        ---------           ---------           ------------           ------------
     Total distributions to shareowners                 $      --           $      --           $   (237,062)          $    (61,720)
                                                        ---------           ---------           ------------           ------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                        $   5,768           $   7,198           $ 30,821,682           $ 38,158,236
Reinvestment of distributions                                  --                  --                237,062                 61,720
Cost of shares repurchased                                     (9)                (45)           (31,180,522)           (26,736,458)
                                                        =========           =========           ============           ============
     Net increase (decrease) in net assets
       resulting from fund share transactions           $   5,759           $   7,153           $   (121,778)          $ 11,483,498
                                                        =========           =========           ============           ============
     Net increase (decrease) in net assets              $  (9,539)          $   3,402           $ (3,861,989)          $  5,739,116

NET ASSETS:
Beginning of period                                       100,000             100,000             18,473,804             12,734,688
                                                        =========           =========           ============           ============
End of period                                           $  90,461           $ 103,402           $ 14,611,815           $ 18,473,804
                                                        =========           =========           ============           ============
Accumulated net investment income (loss),
   end of period                                        $      (6)          $     869           $   (238,246)          $    (80,172)
                                                        =========           =========           ============           ============

                                                                       PIONEER
                                                                 INTERNATIONAL VALUE
                                                                    VCT PORTFOLIO

                                                          SIX MONTHS
                                                             ENDED                  YEAR
                                                            6/30/01                ENDED
                                                          (UNAUDITED)             12/31/00
FROM OPERATIONS:
Net investment income (loss)                             $    124,816           $     67,097
Net realized gain (loss) on investments,
   futures contracts and foreign currency
   transactions                                            (2,325,798)             3,745,360
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                         (5,192,694)           (19,432,791)
                                                         ------------           ------------
     Net increase (decrease) in net assets
       resulting from operations                         $ (7,393,676)          $(15,620,334)
                                                         ------------           ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                               $    (87,963)          $   (514,506)
   Class II                                                        --                     --
Net realized gain
   Class I                                                         --                     --
   Class II                                                        --                     --
                                                         ------------           ------------
     Total distributions to shareowners                  $    (87,963)          $   (514,506)
                                                         ------------           ------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                         $ 51,801,140           $ 54,943,848
Reinvestment of distributions                                  87,961                514,506
Cost of shares repurchased                                (55,112,266)           (60,135,831)
                                                         ============           ============
     Net increase (decrease) in net assets
       resulting from fund share transactions            $ (3,223,165)          $ (4,677,477)
                                                         ============           ============
     Net increase (decrease) in net assets               $(10,704,804)          $(20,812,317)

NET ASSETS:
Beginning of period                                        48,379,726             69,192,043
                                                         ============           ============
End of period                                            $ 37,674,922           $ 48,379,726
                                                         ============           ============
Accumulated net investment income (loss),
   end of period                                         $     86,328           $     49,475
                                                         ============           ============

   The accompanying notes are an integral part of these financial statements.

                                                                    PIONEER                           PIONEER
                                                             SCIENCE & TECHNOLOGY                  SMALL COMPANY
                                                                 VCT PORTFOLIO                     VCT PORTFOLIO

                                                        SIX MONTHS                                    1/19/01
                                                          ENDED                                          TO
                                                         6/30/01            5/1/00 THROUGH            6/30/01
                                                       (UNAUDITED)             12/31/00             (UNAUDITED)
FROM OPERATIONS:
Net investment income (loss)                           $   (35,359)          $    (39,967)          $     1,988
Net realized gain (loss) on investments,
     futures contracts and foreign currency
     transactions                                       (2,541,091)              (927,170)              (19,688)
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                         745,345             (3,187,977)              151,862
                                                       -----------           ------------           -----------
     Net increase (decrease) in net assets
       resulting from operations                       $(1,831,105)          $ (4,155,114)          $   134,162
                                                       -----------           ------------           -----------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                             $        --           $         --           $        --
   Class II                                                     --                     --                    --
Net realized gain
   Class I                                                      --                     --                    --
   Class II                                                     --                     --                    --
Tax return of capital
   Class I                                                      --                     --                    --
   Class II                                                     --                     --                    --
                                                       -----------           ------------           -----------
     Total distributions to shareowners                $        --           $         --           $        --
                                                       -----------           ------------           -----------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $ 1,647,443           $ 13,751,467           $ 1,028,435
Reinvestment of distributions                                   --                     --                    --
Cost of shares repurchased                                (677,109)            (1,851,140)             (127,592)
                                                       -----------           ------------           -----------
     Net increase (decrease) in net assets
       resulting from fund share transactions          $   970,334           $ 11,900,327           $   900,843
                                                       ===========           ============           ===========
     Net increase (decrease) in net assets             $  (860,771)          $  7,745,213           $ 1,035,005

NET ASSETS:
Beginning of period                                      7,845,213                100,000               100,000
                                                       ===========           ============           ===========
End of period                                          $ 6,984,442           $  7,845,213           $ 1,135,005
                                                       ===========           ============           ===========
Accumulated net investment income (loss),
   end of period                                       $   (35,359)          $         --           $     1,988
                                                       ===========           ============           ===========

   The accompanying notes are an integral part of these financial statements.

                                                                   PIONEER                                    PIONEER
                                                                MID-CAP VALUE                              GROWTH SHARES
                                                                VCT PORTFOLIO                              VCT PORTFOLIO

                                                      SIX MONTHS                                 SIX MONTHS
                                                         ENDED                 YEAR                 ENDED                  YEAR
                                                        6/30/01                ENDED               6/30/01                 ENDED
                                                      (UNAUDITED)            12/31/00            (UNAUDITED)             12/31/00
FROM OPERATIONS:
Net investment income (loss)                         $     302,645         $     712,184        $      29,212         $    (148,628)
Net realized gain (loss) on investments,
     futures contracts and foreign currency
     transactions                                        9,459,628             8,947,046           (5,104,852)           (5,104,185)
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                         (82,593)            8,855,890           (4,456,095)           (5,271,339)
                                                     -------------         -------------        -------------         -------------
     Net increase (decrease) in net assets
       resulting from operations                     $   9,679,680         $  18,515,120        $  (9,531,735)        $ (10,524,152)
                                                     -------------         -------------        -------------         -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                           $    (656,496)        $    (816,800)       $          --         $          --
   Class II                                                (15,547)               (9,592)                  --                    --
Net realized gain
   Class I                                              (9,641,504)           (7,092,615)                  --           (11,952,405)
   Class II                                               (273,726)              (83,291)                  --                (7,803)
Tax return of capital
   Class I                                                      --                    --                   --                    --
   Class II                                                     --                    --                   --                    --
                                                     -------------         -------------        -------------         -------------
     Total distributions to shareowners              $ (10,587,273)        $  (8,002,298)       $          --         $ (11,960,208)
                                                     -------------         -------------        -------------         -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                     $  13,448,509         $  13,465,491        $   1,892,564         $  12,647,950
Reinvestment of distributions                           10,587,274             8,002,299                   --            11,960,207
Cost of shares repurchased                              (6,517,529)          (39,097,233)          (8,717,661)          (58,795,936)
                                                     -------------         -------------        -------------         -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions        $  17,518,254         $ (17,629,443)       $  (6,825,097)        $ (34,187,779)
                                                     =============         =============        =============         =============
     Net increase (decrease) in net assets           $  16,610,661         $  (7,116,621)       $ (16,356,832)        $ (56,672,139)

NET ASSETS:
Beginning of period                                    113,409,602           120,526,223          106,058,193           162,730,332
                                                     =============         =============        =============         =============
End of period                                        $ 130,020,263         $ 113,409,602        $  89,701,361         $ 106,058,193
                                                     =============         =============        =============         =============
Accumulated net investment income (loss),
   end of period                                     $     342,981         $     712,379        $      29,212         $          --
                                                     =============         =============        =============         =============

                                                                       PIONEER
                                                                 REAL ESTATE GROWTH
                                                                    VCT PORTFOLIO

                                                         SIX MONTHS
                                                            ENDED                  YEAR
                                                           6/30/01                 ENDED
                                                         (UNAUDITED)             12/31/00
FROM OPERATIONS:
Net investment income (loss)                            $    832,579           $  1,535,138
Net realized gain (loss) on investments,
     futures contracts and foreign currency
     transactions                                            619,721               (784,959)
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                           633,067              7,027,190
                                                        ------------           ------------
     Net increase (decrease) in net assets
       resulting from operations                        $  2,085,367           $  7,777,369
                                                        ------------           ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                              $   (790,028)          $ (1,334,179)
   Class II                                                  (98,034)               (23,440)
Net realized gain
   Class I                                                        --                     --
   Class II                                                       --                     --
Tax return of capital
   Class I                                                        --               (219,070)
   Class II                                                       --                 (3,836)
                                                        ------------           ------------
     Total distributions to shareowners                 $   (888,062)          $ (1,580,525)
                                                        ------------           ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $  6,176,377           $  8,177,271
Reinvestment of distributions                                888,061              1,580,525
Cost of shares repurchased                                (5,105,479)            (9,520,143)
                                                        ------------           ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions           $  1,958,959           $    237,653
                                                        ============           ============
     Net increase (decrease) in net assets              $  3,156,264           $  6,434,497

NET ASSETS:
Beginning of period                                       34,752,336             28,317,839
                                                        ============           ============
End of period                                           $ 37,908,600           $ 34,752,336
                                                        ============           ============
Accumulated net investment income (loss),
   end of period                                        $      8,357           $     63,840
                                                        ============           ============

   The accompanying notes are an integral part of these financial statements.

                                                                                                              PIONEER
                                                                  PIONEER FUND                             EQUITY-INCOME
                                                                 VCT PORTFOLIO                             VCT PORTFOLIO

                                                        SIX MONTHS                                SIX MONTHS
                                                           ENDED                YEAR                 ENDED                YEAR
                                                          6/30/01               ENDED               6/30/01               ENDED
                                                        (UNAUDITED)           12/31/00            (UNAUDITED)           12/31/00
FROM OPERATIONS:
Net investment income (loss)                           $     875,923        $   1,716,668        $   1,860,083        $   4,509,740
Net realized gain (loss) on investments,
   futures contracts and foreign currency
   transactions                                           (2,489,564)          10,524,507           (4,728,490)           9,709,950
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                       (10,877,543)          (9,894,401)          (4,756,204)           9,311,714
                                                       -------------        -------------        -------------        -------------
     Net increase (decrease) in net assets
       resulting from operations                       $ (12,491,184)       $   2,346,774        $  (7,624,611)       $  23,531,404
                                                       -------------        -------------        -------------        -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                             $    (885,680)       $  (1,696,202)       $  (1,662,575)       $  (4,384,763)
   Class II                                                  (15,045)              (9,458)            (107,830)             (89,833)
Net realized gain
   Class I                                               (10,092,778)          (1,229,510)          (8,849,467)         (15,066,697)
   Class II                                                 (266,764)              (1,252)            (722,539)            (187,560)
Tax return of capital
   Class I                                                        --                   --                   --                   --
   Class II                                                       --                   --                   --                   --
                                                       -------------        -------------        -------------        -------------
     Total distributions to shareowners                $ (11,260,267)       $  (2,936,422)       $ (11,342,411)       $ (19,728,853)
                                                       -------------        -------------        -------------        -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $  17,295,067        $  40,184,192        $  12,118,415        $  11,927,576
Reinvestment of distributions                             11,260,265            2,936,422           11,342,406           19,728,856
Cost of shares repurchased                               (10,779,297)         (22,456,508)         (11,631,456)         (71,639,851)
                                                       -------------        -------------        -------------        -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions          $  17,776,035        $  20,664,106        $  11,829,365        $ (39,983,419)
                                                       =============        =============        =============        =============
     Net increase (decrease) in net assets             $  (5,975,416)       $  20,074,458        $  (7,137,657)       $ (36,180,868)

NET ASSETS:
Beginning of period                                      225,001,794          204,927,336          190,376,123          226,556,991
                                                       =============        =============        =============        =============
End of period                                          $ 219,026,378        $ 225,001,794        $ 183,238,466        $ 190,376,123
                                                       =============        =============        =============        =============
Accumulated net investment income (loss),
   end of period                                       $     (14,097)       $      10,705        $     949,633        $     859,955
                                                       =============        =============        =============        =============

   The accompanying notes are an integral part of these financial statements.

                                                                    PIONEER                                 PIONEER
                                                                    BALANCED                               HIGH YIELD
                                                                 VCT PORTFOLIO                           VCT PORTFOLIO

                                                        SIX MONTHS                              SIX MONTHS
                                                           ENDED                YEAR               ENDED              5/1/00
                                                          6/30/01               ENDED             6/30/01             THROUGH
                                                        (UNAUDITED)           12/31/00          (UNAUDITED)          12/31/00
FROM OPERATIONS:
Net investment income (loss)                            $    835,761        $  2,074,557        $    504,468        $   269,945
Net realized gain (loss) on investments,
   futures contracts and foreign currency
   transactions                                            2,594,873             790,703              76,828            155,792
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                        (3,069,981)            509,443             333,380           (500,336)
                                                        ------------        ------------        ------------        -----------
     Net increase (decrease) in net assets
       resulting from operations                        $    360,653        $  3,374,703        $    914,676        $   (74,599)
                                                        ------------        ------------        ------------        -----------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                              $   (887,841)       $ (2,079,355)       $   (501,288)       $  (268,402)
   Class II                                                       --                  --                 (30)                --
Net realized gain
   Class I                                                        --                  --            (155,896)                --
   Class II                                                       --                  --                 (22)                --
Tax return of capital
   Class I                                                        --                  --                  --                 --
   Class II                                                       --                  --                  --                 --
                                                        ------------        ------------        ------------        -----------
     Total distributions to shareowners                 $   (887,841)       $ (2,079,355)       $   (657,236)       $  (268,402)
                                                        ------------        ------------        ------------        -----------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $  2,026,109        $  2,024,609        $ 11,303,420        $ 7,818,141
Reinvestment of distributions                                887,841           2,079,356             629,803            238,138
Cost of shares repurchased                                (2,573,587)        (18,522,549)         (4,231,109)        (1,364,723)
                                                        ------------        ------------        ------------        -----------
     Net increase (decrease) in net assets
       resulting from fund share transactions           $    340,363        $(14,418,584        $  7,702,114        $ 6,691,556
                                                        ============        ============        ============        ===========
     Net increase (decrease) in net assets              $   (186,825)       $(13,123,236)       $  7,959,554        $ 6,348,555

NET ASSETS:
Beginning of period                                       59,545,371          72,668,607           6,848,555            500,000
                                                        ============        ============        ============        ===========
End of period                                           $ 59,358,546        $ 59,545,371        $ 14,808,109        $ 6,848,555
                                                        ============        ============        ============        ===========
Accumulated net investment income (loss),
   end of period                                        $    (51,934)       $     14,829        $      4,693        $     1,543
                                                        ============        ============        ============        ===========

                                                                    PIONEER
                                                               STRATEGIC INCOME
                                                                 VCT PORTFOLIO

                                                        SIX MONTHS
                                                           ENDED               YEAR
                                                          6/30/01              ENDED
                                                        (UNAUDITED)          12/31/00
FROM OPERATIONS:
Net investment income (loss)                            $   170,772        $   194,741
Net realized gain (loss) on investments,
   futures contracts and foreign currency
   transactions                                             (31,638)           (38,673)
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                             (724)           (29,572)
                                                        -----------        -----------
     Net increase (decrease) in net assets
       resulting from operations                        $   138,410        $   126,496
                                                        -----------        -----------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                              $  (176,740)       $  (199,199)
   Class II                                                      --
Net realized gain
   Class I                                                       --                 --
   Class II                                                      --
Tax return of capital
   Class I                                                       --                 --
   Class II                                                      --                 --
                                                        -----------        -----------
     Total distributions to shareowners                 $  (176,740)       $  (199,199)
                                                        -----------        -----------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 3,655,009        $ 2,908,527
Reinvestment of distributions                               157,965            144,687
Cost of shares repurchased                                 (649,296)          (959,078)
                                                        -----------        -----------
     Net increase (decrease) in net assets
       resulting from fund share transactions           $ 3,163,678        $ 2,094,136
                                                        ===========        ===========
     Net increase (decrease) in net assets              $ 3,125,348        $ 2,021,433

NET ASSETS:
Beginning of period                                       3,265,137          1,243,704
                                                        ===========        ===========
End of period                                           $ 6,390,485        $ 3,265,137
                                                        ===========        ===========
Accumulated net investment income (loss),
   end of period                                        $    (4,693)       $     1,275
                                                        ===========        ===========

   The accompanying notes are an integral part of these financial statements.

                                                                     PIONEER
                                                                 SWISS FRANC BOND
                                                                  VCT PORTFOLIO

                                                        SIX MONTHS
                                                           ENDED
                                                          6/30/01              YEAR ENDED
                                                        (UNAUDITED)             12/31/00
FROM OPERATIONS:
Net investment income (loss)                           $    345,011           $  1,136,676
Net realized gain (loss) on investments,
   futures contracts and foreign currency
   transactions                                            (821,383)            (2,048,649)
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                       (2,498,904)               531,728
                                                       ------------           ------------
     Net increase (decrease) in net assets
       resulting from operations                       $ (2,975,276)          $   (380,245)
                                                       ------------           ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                             $         --           $         --
   Class II                                                      --                     --
Net realized gain                                                --                     --
   Class I                                                       --                     --
   Class II                                                      --                     --
                                                       ------------           ------------
     Total distributions to shareowners                $         --           $         --
                                                       ------------           ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $  1,332,386           $  1,859,438
Reinvestment of distributions                                    --                     --
Cost of shares repurchased                               (3,385,516)            (9,136,134)
                                                       ------------           ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions          $ (2,053,130)          $ (7,276,696)
                                                       ============           ============

     Net increase (decrease) in net assets             $ (5,028,406)          $ (7,656,941)

NET ASSETS:
   Beginning of period                                   36,011,523             43,668,464
                                                       ============           ============
   End of period                                       $ 30,983,117           $ 36,011,523
                                                       ============           ============
   Accumulated net investment income (loss),
     end of period                                     $   (596,355)          $   (385,143)
                                                       ============           ============

   The accompanying notes are an integral part of these financial statements.

                                                                     PIONEER
                                                                 AMERICA INCOME
                                                                  VCT PORTFOLIO

                                                       SIX MONTHS
                                                          ENDED                   YEAR
                                                         6/30/01                  ENDED
                                                       (UNAUDITED)              12/31/00
FROM OPERATIONS:
Net investment income (loss)                           $    869,622           $  1,560,968
Net realized gain (loss) on investments,
   futures contracts and foreign currency
   transactions                                              97,949               (597,230)
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                         (273,417)             1,888,734
                                                       ------------           ------------
     Net increase (decrease) in net assets
       resulting from operations                       $    694,154           $  2,852,472
                                                       ------------           ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                             $   (882,848)          $ (1,560,968)
   Class II                                                      --                     --
Net realized gain                                                --                     --
   Class I                                                       --                     --
   Class II                                                      --                     --
                                                       ------------           ------------
     Total distributions to shareowners                $   (882,848)          $ (1,560,968)
                                                       ------------           ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $ 10,857,203           $  2,994,288
Reinvestment of distributions                               887,868              1,560,851
Cost of shares repurchased                               (5,280,536)            (9,834,191)
                                                       ------------           ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions          $  6,464,535           $ (5,279,052)
                                                       ============           ============

     Net increase (decrease) in net assets             $  6,275,841           $ (3,987,548)

NET ASSETS:
   Beginning of period                                   25,791,366             29,778,914
                                                       ============           ============
   End of period                                       $ 32,067,207           $ 25,791,366
                                                       ============           ============
   Accumulated net investment income (loss),
     end of period                                     $    (60,812)          $        184
                                                       ============           ============

                                                                  PIONEER
                                                                MONEY MARKET
                                                               VCT PORTFOLIO

                                                     SIX MONTHS
                                                        ENDED                    YEAR
                                                       6/30/01                   ENDED
                                                     (UNAUDITED)               12/31/00
FROM OPERATIONS:
Net investment income (loss)                        $     770,719           $   1,855,642
Net realized gain (loss) on investments,
   futures contracts and foreign currency
   transactions                                                --                  (2,402)
Change in net unrealized gain or loss
   on investments, futures contracts and
     foreign currency transactions                             --                      --
                                                    -------------           -------------
     Net increase (decrease) in net assets
       resulting from operations                    $     770,719           $   1,853,240
                                                    -------------           -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                          $    (767,242)          $  (1,855,642)
   Class II                                                    --                      --
Net realized gain                                              --                      --
   Class I                                                     --                      --
   Class II                                                    --                      --
                                                    -------------           -------------
     Total distributions to shareowners             $    (767,242)          $  (1,855,642)
                                                    -------------           -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                    $ 187,115,719           $ 105,814,298
Reinvestment of distributions                             772,184               1,854,782
Cost of shares repurchased                           (182,223,658)           (108,033,959)
                                                    -------------           -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions       $   5,664,245           $    (364,879)
                                                    =============           =============

     Net increase (decrease) in net assets          $   5,667,722           $    (367,281)

NET ASSETS:
   Beginning of period                                 36,979,390              37,346,671
                                                    =============           =============
   End of period                                    $  42,647,112           $  36,979,390
                                                    =============           =============
   Accumulated net investment income (loss),
     end of period                                  $       3,477           $          --
                                                    =============           =============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/01  (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

      Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Global Financials VCT Portfolio (Global Financials Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
      Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Company VCT Portfolio (Small Company Portfolio)
      Pioneer Mid-Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
      Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
      Pioneer Fund VCT Portfolio (Fund Portfolio)
      Pioneer Equity-Income VCT Portfolio (Equity-Income Portfolio)
      Pioneer Balanced VCT Portfolio (Balanced Portfolio)
      Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer Swiss Franc Bond VCT Portfolio (Swiss Franc Bond Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
      Pioneer Money Market VCT Portfolio (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

      Pioneer Global Health Care VCT Portfolio (Global Health Care Portfolio) Pioneer Global Telecoms VCT Portfolio (Global Telecoms Portfolio) Pioneer Europe Select VCT Portfolio (Europe Select Portfolio)
      Pioneer Science & Technology VCT Portfolio (Science & Technology
         Portfolio)
      Pioneer Real Estate Growth VCT Portfolio (Real Estate Growth Portfolio) Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Emerging Markets Portfolio, Europe Portfolio and International Value Portfolio is to seek long-term capital growth. Global Financials Portfolio seeks capital growth by investing primarily in equity securities of U.S. and non-U.S. financial services companies. Global Health Care Portfolio pursues capital growth by investing primarily in common stocks of U.S. and non-U.S. issuers in the health care industry. Global Telecoms Portfolio invests to seek capital growth. Europe Select Portfolio seeks capital growth by investing primarily in European equity securities. Science & Technology Portfolio seeks capital appreciation by investing primarily in stocks of companies expected to benefit from the development, advancement or use of science or technology. Small Company Portfolio seeks capital appreciation. Mid-Cap Value Portfolio and Growth Shares Portfolio seek capital appreciation. Real Estate Growth Portfolio pursues long-term capital growth, with current income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity-Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. High Yield Portfolio seeks to maximize total return through a combination of income and capital appreciation. Strategic Income Portfolio seeks to produce a high level of current income. Swiss Franc Bond Portfolio invests to approximate the performance of the Swiss franc relative to the U.S. dollar while earning reasonable income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity. As of August 6, 2001, Europe Select Portfolio will be closed to new investors.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.    SECURITY VALUATION

      Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange.

      The value of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

      Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/ amortized for financial reporting purposes (see Note 10). Temporary cash investments are valued at amortized cost.

      Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

      Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

      Emerging Markets and International Value Portfolios' investments in emerging markets or countries with limited or developing markets may subject the Portfolios to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolios' investments and income generated by these investments, as well as the Portfolios' ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Portfolios may be unable to sell portfolio securities until the registration process is completed.

      In addition, certain non-diversified Portfolios have concentrations in certain asset types, which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B.    FUTURES CONTRACTS

      The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2001, open contracts were as follows:

                                                      NUMBER OF
                                                      CONTRACTS       SETTLEMENT                           UNREALIZED
PORTFOLIO                         TYPE               LONG/(SHORT)       MONTH         MARKET VALUE            LOSS
---------------------------------------------------------------------------------------------------------------------
Growth Shares VCT                   S&P 500               6              9/01          $1,847,550           $(25,665)
Balanced VCT                        S&P 500              15              9/01          $4,618,875           $(94,187)
Balanced VCT                S&P Mid-Cap 400               5              9/01          $1,306,250           $ (9,300)

C.    FOREIGN CURRENCY TRANSLATION

      The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.    FORWARD FOREIGN CURRENCY CONTRACTS

      Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 9).

E.    TAXES

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2001, no such taxes were paid.

      In determining the daily net asset value, the Portfolios estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of June 30, 2001, the Portfolios had no reserves related to capital gains taxes or taxes on the repatriation of foreign currencies. Effective May 2, 2001, the Malaysian government eliminated its tax on the repatriation of foreign currencies.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      In order to comply with federal income tax regulations, Mid-Cap Value Portfolio and Equity-Income Portfolio have designated $9,370,233 and $9,719,775, respectively, as a capital gain dividend for the purposes of the dividend paid deduction.

      A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

      Capital loss carryovers are available to offset future realized capital gains. At December 31, 2000, certain Portfolios had capital loss carryovers as follows:

                                                                    YEAR OF
PORTFOLIO                                           AMOUNT        EXPIRATION
--------------------------------------------------------------------------------
Emerging Markets Portfolio                      $2,148,098           2008
Europe Portfolio                                   837,566           2008
International Value Portfolio                    2,465,434           2007
Science & Technology Portfolio                     266,699           2008
Growth Shares Portfolio                          4,132,926           2008
Real Estate Growth Portfolio                     5,300,018     2007 through 2008
Balanced Portfolio                               1,247,820           2006
Strategic Income Portfolio                          27,018     2007 through 2008
Swiss Franc Bond Portfolio                         765,172     2005 through 2008
America Income Portfolio                           836,998     2007 through 2008

F.    PORTFOLIO SHARES

      The Portfolios record sales and repurchases of their Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $645,588 commissions on the sale of trust shares for the six months ended June 30, 2001. The High Yield, Strategic Income, America Income and Money Market Portfolios declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.    REPURCHASE AGREEMENTS

      With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolios, and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rates:

                                                  MANAGEMENT FEE AS A PERCENTAGE
                                                    OF EACH PORTFOLIO'S AVERAGE
PORTFOLIO                                                DAILY NET ASSETS
--------------------------------------------------------------------------------
Emerging Markets Portfolio                                     1.15%
Global Financials Portfolio                                    0.75%
Global Heath Care Portfolio                                    0.75%
Global Telecoms Portfolio                                      0.75%
Europe Select Portfolio                                        1.00%
Europe Portfolio                                               1.00%
International Value Portfolio                                  1.00%
Science & Technology Portfolio                                 0.75%
Small Company Portfolio                                        0.75%
Mid-Cap Value Portfolio                                        0.65%
Growth Shares Portfolio                                        0.70%
Real Estate Growth Portfolio                                   0.80%
Fund Portfolio                                                 0.65%
Equity-Income Portfolio                                        0.65%
Balanced Portfolio                                             0.65%
High Yield Portfolio                                           0.65%
Strategic Income Portfolio                                     0.65%
Swiss Franc Bond Portfolio                                     0.65%
America Income Portfolio                                       0.55%
Money Market Portfolio                                         0.50%

PIM has appointed Prudential Securities, Inc., as the subadviser for Balanced Portfolio. As compensation for its subadvisory services, PIM pays Prudential Securities, Inc., a management fee at the annual rate of 0.45% of the Portfolio's average daily net assets.

PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of Class I shares to the following percentages of the Portfolios' average daily net assets attributable to Class I shares:

                                                     EXPENSE LIMITATION AS A
                                                  PERCENTAGE OF EACH PORTFOLIO'S
PORTFOLIO                                            AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
Emerging Markets Portfolio                                     1.75%
Global Financials Portfolio                                    1.25%
Global Heath Care Portfolio                                    1.25%
Global Telecoms Portfolio                                      1.25%
Europe Select Portfolio                                        1.50%
Europe Portfolio                                               1.50%
Science & Technology Portfolio                                 1.25%
Small Company Portfolio                                        1.25%
High Yield Portfolio                                           1.25%
Strategic Income Portfolio                                     1.25%

Prior to June 15, 2000, PIM had agreed not to impose a portion of its management fee to the extent necessary to reduce Growth Share Portfolio's fee from 0.70% to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 2001, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:

PORTFOLIO                                                 AMOUNT
--------------------------------------------------------------------------------
Emerging Markets Portfolio                               $ 9,996
Global Financials Portfolio                                2,505
Global Health Care Portfolio                               2,505
Global Telecoms Portfolio                                  2,505
Europe Select Portfolio                                    2,505
Europe Portfolio                                          10,040
International Value Portfolio                             35,178
Science & Technology Portfolio                             2,454
Small Company Portfolio                                    2,474
Mid-Cap Value Portfolio                                   72,171
Growth Shares Portfolio                                   48,810
Real Estate Growth Portfolio                              26,664
Fund Portfolio                                           126,920
Equity-Income Portfolio                                  107,262
High Yield Portfolio                                       9,800
Balanced Portfolio                                        35,658
Strategic Income Portfolio                                 3,524
Swiss Franc Bond Portfolio                                19,647
America Income Portfolio                                  18,218
Money Market Portfolio                                    19,279

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. The following amounts of transfer agent fees payable to PIMSS were included in due to affiliates at June 30, 2001:

PORTFOLIO                                                  AMOUNT
--------------------------------------------------------------------------------
Emerging Markets Portfolio                                  $321
International Value Portfolio                                655
America Income Portfolio                                     123

4. DISTRIBUTION PLANS

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at June 30, 2001:

PORTFOLIO                                                 AMOUNT
--------------------------------------------------------------------------------
Emerging Markets Portfolio                               $ 1,414
Europe Portfolio                                               8
Mid-Cap Value Portfolio                                      646
Real Estate Growth Portfolio                                 921
Growth Shares Portfolio                                       69
Fund Portfolio                                               983
Equity-Income Portfolio                                    4,425

5. EXPENSE OFFSETS

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the six months ended June 30, 2001, the Portfolios' expenses were reduced under such arrangements as follows:

PORTFOLIO                                                 AMOUNT
--------------------------------------------------------------------------------
Europe Portfolio                                          $   87
America Income Portfolio                                   4,256
Money Market Portfolio                                       737

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2001, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                 GROSS                GROSS
PORTFOLIO                                 TAX COST           APPRECIATION          DEPRECIATION                 NET
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio              $ 15,437,667          $   699,012          $ (2,477,485)          $ (1,778,473)
Global Financials Portfolio                  101,849                5,474                (2,660)                 2,814
Global Health Care Portfolio                 105,160                9,156                (3,409)                 5,747
Global Telecoms Portfolio                    100,593                1,243               (16,286)               (15,043)
Europe Select Portfolio                       94,068                1,055                (5,289)                (4,234)
Europe Portfolio                          15,118,749              350,868            (2,335,320)            (1,984,452)
International Value Portfolio             39,646,663            3,999,311            (8,154,880)            (4,155,569)
Science & Technology Portfolio             9,384,933              287,606            (3,006,385)            (2,718,779)
Small Company Portfolio                      934,348              184,257               (32,395)               151,862
Mid-Cap Value Portfolio                  117,815,348           18,614,213            (4,899,036)            13,715,177
Growth Shares Portfolio                   97,167,377            4,176,883            (8,221,078)            (4,044,195)
Real Estate Growth Portfolio              32,563,671            5,415,300              (422,045)             4,993,255
Fund Portfolio                           210,740,288           29,279,576           (19,896,807)             9,382,769
Equity-Income Portfolio                  148,644,785           40,153,453            (5,739,832)            34,413,621
Balanced Portfolio                        57,668,485            3,408,075            (2,631,412)               776,663
High Yield Portfolio                      14,366,082              451,421              (621,186)              (169,765)
Strategic Income Portfolio                 6,284,920              145,785              (182,074)               (36,289)
Swiss Franc Bond Portfolio                36,669,974                   --            (6,937,642)            (6,937,642)
America Income Portfolio                  32,077,287              226,594              (200,116)                26,478

7. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2001, were as follows:

PORTFOLIO                              PURCHASES                  SALES
--------------------------------------------------------------------------------
Emerging Markets Portfolio           $12,506,054            $12,713,313
Global Financials Portfolio              111,019                 10,143
Global Health Care Portfolio             109,098                  4,278
Global Telecoms Portfolio                104,166                  3,320
Europe Select Portfolio                  131,425                 21,215
Europe Portfolio                       5,782,141              6,507,577
International Value Portfolio          7,919,009             11,677,962
Science & Technology Portfolio         2,698,130              2,367,105
Small Company Portfolio                1,048,965                 94,928
Mid-Cap Value Portfolio               71,725,118             61,798,670
Growth Shares Portfolio               58,957,430             63,602,931
Real Estate Growth Portfolio           5,691,294              3,365,843
Fund Portfolio                        21,034,891              8,131,619
Equity-Income Portfolio                7,163,396              9,644,652
Balanced Portfolio                    26,653,679             30,694,739
High Yield Portfolio                   9,305,913              3,059,588
Strategic Income Portfolio             3,609,131                424,384
Swiss Franc Bond Portfolio             4,596,317              4,042,501

The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the six months ended June 30, 2001, were as follows:

PORTFOLIO                              PURCHASES                  SALES
--------------------------------------------------------------------------------
Balanced Portfolio                   $17,960,583            $20,585,037
Strategic Income Portfolio               975,205              1,092,059
America Income Portfolio              16,547,888             10,436,899

8. CAPITAL SHARES

At June 30, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         '01 SHARES           '01 AMOUNT
                                         (UNAUDITED)          (UNAUDITED)            '00 SHARES           '00 AMOUNT
---------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
CLASS I:
Shares sold                                140,593           $  1,646,060              992,499           $ 20,551,085
Reinvestment of distributions                   --                     --               22,347                380,527
Shares repurchased                        (218,105)            (2,607,913)            (750,582)           (12,229,682)
                                      -------------------------------------------------------------------------------
  Net increase (decrease)                  (77,512)          $   (961,853)             264,264           $  8,701,930
                                      ===============================================================================
CLASS II:
Shares sold                                291,229           $  3,472,297              482,908           $  6,680,280
Reinvestment of distributions                   --                     --                  177                  2,989
Shares repurchased                        (108,678)            (1,227,300)              (1,564)               (20,202)
                                      -------------------------------------------------------------------------------
  Net increase                             182,551           $  2,244,997              481,521           $  6,663,067
                                      ===============================================================================
GLOBAL FINANCIALS PORTFOLIO
CLASS I:
Shares sold                                    598           $      6,008
Shares repurchased                              (1)                   (10)
                                      -----------------------------------
  Net increase                                 597           $      5,998
                                      ===================================
GLOBAL HEALTH CARE PORTFOLIO
CLASS I:
Shares sold                                    847           $      8,608
Shares repurchased                              (1)                   (14)
                                      -----------------------------------
  Net increase                                 846           $      8,594
                                      ===================================
GLOBAL TELECOMS PORTFOLIO
CLASS I:
Shares sold                                    621           $      5,768
Shares repurchased                              (1)                    (9)
                                      -----------------------------------
  Net increase                                 620           $      5,759
                                      ===================================
EUROPE SELECT PORTFOLIO
CLASS I:
Shares sold                                    638           $      7,198
Shares repurchased                              (5)                   (45)
                                      -----------------------------------
  Net increase                                 633           $      7,153
                                      ===================================
EUROPE PORTFOLIO
CLASS I:
Shares sold                              3,193,409           $ 30,744,384
Reinvestment of distributions               27,278                236,230
Shares repurchased                      (3,216,473)           (31,159,899)
                                      -----------------------------------
  Net increase (decrease)                    4,214           $   (179,285)
                                      ===================================
CLASS II:
Shares sold                                  8,057           $     77,298
Reinvestment of distributions                   96                    832
Shares repurchased                          (2,090)               (20,623)
                                      -----------------------------------
  Net increase                               6,063           $     57,507
                                      ===================================
INTERNATIONAL VALUE PORTFOLIO:
CLASS I:
Shares sold                              4,862,789           $ 51,801,140            4,065,828           $ 54,943,848
Reinvestment of distributions                8,994                 87,961               35,854                514,506
Shares repurchased                      (5,127,923)           (55,112,266)          (4,511,816)           (60,135,831)
                                      -------------------------------------------------------------------------------
  Net decrease                            (256,140)          $ (3,223,165)            (410,134)          $ (4,677,477)
                                      ===============================================================================

                                        '01 SHARES           '01 AMOUNT
                                        (UNAUDITED)          (UNAUDITED)             '00 SHARES            '00 AMOUNT
----------------------------------------------------------------------------------------------------------------------
SCIENCE & TECHNOLOGY PORTFOLIO
CLASS I:
Shares sold                               238,259           $  1,647,443              1,265,215           $ 13,751,467
Shares repurchased                       (111,065)              (677,109)              (217,089)            (1,851,140)
                                      --------------------------------------------------------------------------------
  Net increase                            127,194           $    970,334              1,048,126           $ 11,900,327
                                      ================================================================================
SMALL COMPANY PORTFOLIO
CLASS I:
Shares sold                                98,532           $  1,028,435
Shares repurchased                        (11,688)              (127,592)
                                      ----------------------------------
  Net increase                             86,844           $    900,843
                                      ==================================
MID-CAP VALUE PORTFOLIO
CLASS I:
Shares sold                               647,262           $ 11,784,388                720,014           $ 11,638,379
Reinvestment of distributions             602,575             10,298,001                511,605              7,909,415
Shares repurchased                       (347,654)            (6,280,344)            (2,378,324)           (38,995,914)
                                      --------------------------------------------------------------------------------
  Net increase (decrease)                 902,183           $ 15,802,045             (1,146,705)          $(19,448,120)
                                      ================================================================================
CLASS II:
Shares sold                                91,083           $  1,664,121                109,715           $  1,827,112
Reinvestment of distributions              16,966                289,273                  6,008                 92,884
Shares repurchased                        (13,484)              (237,185)                (6,232)              (101,319)
                                      --------------------------------------------------------------------------------
  Net increase                             94,565           $  1,716,209                109,491           $  1,818,677
                                      ================================================================================
GROWTH SHARES PORTFOLIO
CLASS I:
Shares sold                                95,048           $  1,676,125                587,341           $ 12,421,321
Reinvestment of distributions                  --                     --                611,689             11,952,405
Shares repurchased                       (514,988)            (8,672,290)            (2,866,906)           (58,789,070)
                                      --------------------------------------------------------------------------------
  Net decrease                           (419,940)          $ (6,996,165)            (1,667,876)          $(34,415,344)
                                      ================================================================================
CLASS II:
Shares sold                                12,738           $    216,439                 10,942           $    226,628
Reinvestment of distributions                  --                     --                    397                  7,803
Shares repurchased                         (2,647)               (45,371)                  (342)                (6,866)
                                      --------------------------------------------------------------------------------
  Net increase                             10,091           $    171,068                 10,997           $    227,565
                                      ================================================================================
REAL ESTATE GROWTH PORTFOLIO
CLASS I:
Shares sold                               177,995           $  2,526,541                415,974           $  5,517,319
Reinvestment of distributions              55,697                790,028                118,049              1,553,250
Shares repurchased                       (322,954)            (4,522,390)              (659,630)            (8,534,743)
                                      --------------------------------------------------------------------------------
  Net decrease                            (89,262)          $ (1,205,821)              (125,607)          $ (1,464,174)
                                      ================================================================================
CLASS II:
Shares sold                               259,760           $  3,649,836                193,580           $  2,659,952
Reinvestment of distributions               6,877                 98,033                  1,929                 27,275
Shares repurchased                        (41,662)              (583,089)               (72,586)              (985,400)
                                      --------------------------------------------------------------------------------
  Net increase                            224,975           $  3,164,780                122,923           $  1,701,827
                                      ================================================================================
FUND PORTFOLIO
CLASS I:
Shares sold                               613,900           $ 13,517,951              1,624,294           $ 37,128,340
Reinvestment of distributions             541,102             10,978,456                126,135              2,925,712
Shares repurchased                       (476,581)           (10,274,043)              (982,169)           (22,384,105)
                                      --------------------------------------------------------------------------------
  Net increase                            678,421           $ 14,222,364                768,260           $ 17,669,947
                                      ================================================================================

                                      '01 SHARES           '01 AMOUNT
                                      (UNAUDITED)          (UNAUDITED)           '00 SHARES            '00 AMOUNT
------------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO
CLASS II:
Shares sold                             174,036           $  3,777,116              130,465           $  3,055,852
Reinvestment of distributions            13,914                281,809                  470                 10,710
Shares repurchased                      (24,144)              (505,254)              (3,137)               (72,403)
                                  --------------------------------------------------------------------------------
  Net increase                          163,836           $  3,553,671              127,798           $  2,994,159
                                  ================================================================================
EQUITY-INCOME PORTFOLIO
CLASS I:
Shares sold                             237,333           $  4,846,525              201,887           $  4,035,740
Reinvestment of distributions           549,173             10,512,041            1,013,981             19,451,459
Shares repurchased                     (505,149)           (10,298,848)          (3,593,530)           (71,244,782)
                                  --------------------------------------------------------------------------------
  Net increase (decrease)               281,357           $  5,059,718           (2,377,662)          $(47,757,583)
                                  ================================================================================
CLASS II:
Shares sold                             353,807           $  7,271,890              392,360           $  7,891,836
Reinvestment of distributions            43,178                830,365               14,230                277,397
Shares repurchased                      (64,325)            (1,332,608)             (19,428)              (395,069)
                                  --------------------------------------------------------------------------------
  Net increase                          332,660           $  6,769,647              387,162           $  7,774,164
                                  ================================================================================
BALANCED PORTFOLIO
CLASS I:
Shares sold                             139,364           $  2,026,109              140,331           $  2,024,609
Reinvestment of distributions            62,326                887,841              142,977              2,079,356
Shares repurchased                     (176,883)            (2,573,587)          (1,282,119)           (18,522,549)
                                  --------------------------------------------------------------------------------
  Net increase (decrease)                24,807           $    340,363             (998,811)          $(14,418,584)
                                  ================================================================================
HIGH YIELD PORTFOLIO
CLASS I:
Shares sold                           1,082,636           $ 11,301,420              760,084           $  7,818,141
Reinvestment of distributions            60,608                629,750               23,466                238,138
Shares repurchased                     (408,426)            (4,231,109)            (136,419)            (1,364,723)
                                  --------------------------------------------------------------------------------
  Net increase                          734,818           $  7,700,061              647,131           $  6,691,556
                                  ================================================================================
CLASS II:
Shares sold                                 190           $      2,000
Reinvestment of distributions                 5                     53
Shares repurchased                           --                     --
                                  ------------------------------------
  Net increase                              195           $      2,053
                                  ====================================
STRATEGIC INCOME PORTFOLIO
CLASS I:
Shares sold                             384,409           $  3,655,009              304,540           $  2,908,527
Reinvestment of distributions            16,626                157,965               15,382                144,687
Shares repurchased                      (68,483)              (649,296)            (101,095)              (959,078)
                                  --------------------------------------------------------------------------------
  Net increase                          332,552           $  3,163,678              218,827           $  2,094,136
                                  ================================================================================
SWISS FRANC BOND PORTFOLIO
CLASS I:
Shares sold                             120,361           $  1,332,386              163,302           $  1,859,438
Reinvestment of distributions                --                     --                   --                     --
Shares repurchased                     (312,347)            (3,385,516)            (845,755)            (9,136,134)
                                  --------------------------------------------------------------------------------
  Net decrease                         (191,986)          $ (2,053,130)            (682,453)          $ (7,276,696)
                                  ================================================================================

                                     '01 SHARES             '01 AMOUNT
                                     (UNAUDITED)            (UNAUDITED)              '00 SHARES             '00 AMOUNT
-----------------------------------------------------------------------------------------------------------------------
AMERICA INCOME PORTFOLIO
CLASS I:
Shares sold                            1,078,208           $  10,857,203                312,055           $   2,994,288
Reinvestment of distributions             88,743                 887,868                162,368               1,560,851
Shares repurchased                      (527,269)             (5,280,536)            (1,032,841)             (9,834,191)
                                 --------------------------------------------------------------------------------------
  Net increase (decrease)                639,682           $   6,464,535               (558,418)          $  (5,279,052)
                                 ======================================================================================
MONEY MARKET PORTFOLIO
CLASS I:
Shares sold                          187,115,719           $ 187,115,719            105,814,298           $ 105,814,298
Reinvestment of distributions            772,184                 772,184              1,854,782               1,854,782
Shares repurchased                  (182,223,658)           (182,223,658)          (108,033,959)           (108,033,959)
                                 --------------------------------------------------------------------------------------
  Net increase (decrease)              5,664,245           $   5,664,245               (364,879)          $    (364,879)
                                 ======================================================================================

9. FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2001, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contact, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of June 30, 2001, the Portfolios' open portfolio hedges were as follows.

                                                   IN                                    NET
                                CONTRACTS       EXCHANGE    SETTLEMENT               UNREALIZED
PORTFOLIO                       TO DELIVER         FOR         DATE         VALUE       GAIN
-----------------------------------------------------------------------------------------------
Strategic Income Portfolio    EURO (36,000)      $30,852      7/13/01      $30,497      $355

Outstanding forward currency settlement contracts were as follows:

                                                                              NET
                                     GROSS                GROSS           RECEIVABLE/
PORTFOLIO                         RECEIVABLE             PAYABLE           (PAYABLE)
-------------------------------------------------------------------------------------
Emerging Markets Portfolio         $187,594             $187,479             $115
International Value Portfolio       194,177              194,051              126

10. CHANGE IN ACCOUNTING PRINCIPLE

Effective January 1, 2001, the Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on debt securities. Prior to January 1, 2001, certain Portfolios did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolios, but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation) for Balanced Portfolio, America Income Portfolio and Swiss Franc Bond Portfolio of $14,683, $47,770 and $556,223, respectively, based on securities held by the Portfolios on January 1, 2001.

The effect of this change for the six months ended June 30, 2001, was as follows:

                              NET INVESTMENT       CHANGE IN UNREALIZED          REALIZED GAIN/
PORTFOLIO                     INCOME/(LOSS)     APPRECIATION/(DEPRECIATION)          (LOSS)
-----------------------------------------------------------------------------------------------
Balanced Portfolio              $  (4,519)              $(14,416)                   $18,935
Swiss Franc Bond Portfolio       (158,081)               125,661                     32,420
America Income Portfolio          (18,204)                    86                     18,118

On a per share basis, the effect of this change for the six months ended June 30, 2001, was as follows:

                                                                     RATIO OF NET INVESTMENT
                                       NET        NET REALIZED    INCOME TO AVERAGE NET ASSETS*
                                   INVESTMENT    AND UNREALIZED   ----------------------------
PORTFOLIO                            INCOME        GAINS (LOSS)     UNADJUSTED      ADJUSTED
-----------------------------------------------------------------------------------------------
Balanced Portfolio                  $(0.00)(a)       $0.00(a)          2.87%          2.86%
Swiss Franc Bond Portfolio           (0.06)           0.06             3.01           2.06
America Income Portfolio**           (0.00)(a)        0.00(a)          5.57           5.45

*     Ratio assuming no reduction for fees paid indirectly.
** Unadjusted and adjusted ratios assuming reduction for fees paid indirectly are 5.59% and 5.48%, respectively.
(a)   Rounds to less than $0.01 per share.

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

RESULTS OF SHAREOWNER MEETING

On April 17, 2001, Balanced Portfolio held a special meeting of shareowners to approve a subadvisory agreement between Pioneer Investment Management, Inc., the Portfolio's investment adviser and Prudential Investment Management, Inc. Shareowners also voted on several other proposals. All proposals passed by shareowner vote. Here are the detailed results of the votes.

Proposal 1-- To approve a subadvisory agreement between Pioneer Investment Management, Inc., the Portfolio's investment adviser and Prudential Investment Management, Inc.

AFFIRMATIVE                                   AGAINST                                   ABSTAIN
-----------                                   -------                                   -------
3,739,879.893                                 105,599.701                               189,921.344

Proposal 2 -- To approve a policy allowing your Portfolio to appoint or terminate subadvisers.

AFFIRMATIVE                                   AGAINST                                   ABSTAIN
-----------                                   -------                                   -------
3,671,284.557                                 124,941.560                               239,174.821

Proposal 3a. -- To approve the clarification of the Portfolio's investment policy on senior securities.

AFFIRMATIVE                                   AGAINST                                   ABSTAIN
-----------                                   -------                                   -------
3,746,773.702                                 23,856.302                                264,770.933

Proposal 3b. -- To approve the change to the Portfolio's investment policy on borrowing.

AFFIRMATIVE                                   AGAINST                                   ABSTAIN
-----------                                   -------                                   -------
3,650,593.149                                 99,375.661                                285,432.128

Proposal 3c. -- To approve the elimination of the Portfolio's investment policy on pledging assets.

AFFIRMATIVE                                   AGAINST                                   ABSTAIN
-----------                                   -------                                   -------
3,646,441.297                                 98,486.847                                290,472.794

Proposal 3d. -- To approve a restatement of the Portfolio's policy on real estate related assets.

AFFIRMATIVE                                   AGAINST                                   ABSTAIN
-----------                                   -------                                   -------
3,624,203.924                                 105,675.236                               305,521.778

Proposal 3e. -- To approve the elimination of the Portfolio's investment policy on commodities.

AFFIRMATIVE                                   AGAINST                                   ABSTAIN
-----------                                   -------                                   -------
3,686,444.324                                 79,177.745                                269,778.868

[LOGO] PIONEER             PIONEER VISION(SM)
       Investments(R)      PIONEER VISION 2(SM)
                           PIONEER C-VISION(SM)

                           VARIABLE ANNUITY

PIONEER VARIABLE CONTRACTS TRUST

OFFICERS

JOHN F. COGAN, JR., CHAIRMAN AND PRESIDENT
DAVID D. TRIPPLE, EXECUTIVE VICE PRESIDENT
VINCENT NAVE, TREASURER
JOSEPH P. BARRI, SECRETARY

TRUSTEES

JOHN F. COGAN, JR., CHAIRMAN
RICHARD H. EGDAHL, M.D.
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
MARY K. BUSH
MARGARET B. W. GRAHAM
JOHN WINTHROP

INVESTMENT ADVISER

PIONEER INVESTMENT MANAGEMENT, INC.

CUSTODIAN

BROWN BROTHERS HARRIMAN & CO.

LEGAL COUNSEL

HALE AND DORR LLP

ISSUER

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, CONTRACT FORM A3025-96 IN NEW YORK AND HAWAII, ISSUED BY FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, CONTRACT FORM A3025-96 GRC

GENERAL DISTRIBUTOR

ALLMERICA INVESTMENTS, INC.
440 LINCOLN STREET
WORCESTER, MA 01653

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR PIONEER VISION AND/OR PIONEER VISION 2 VARIABLE ANNUITY AND/OR PIONEER C-VISION, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.